File No. 2-86008
                                                                        811-3828


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     |X|

         Pre-Effective Amendment No. __                                     |_|


         Post-Effective Amendment No.  36                                   |X|


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             |X|


         Amendment No.  35                                                  |X|


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                      SELIGMAN MUNICIPAL FUND SERIES, INC.
               (Exact name of registrant as specified in charter)

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                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

--------------------------------------------------------------------------------

                 Registrant's Telephone Number: 212-850-1864 or
                             Toll-Free 800-221-2450

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                            THOMAS G. ROSE, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

--------------------------------------------------------------------------------

     It is proposed that this filing will become effective (check the appropriate box).

|_|  immediately upon filing pursuant to paragraph (b)        |_| on (date) pursuant to paragraph (a)(1)


|X|  on January 31, 2000 pursuant to paragraph (b)            |_| 60 days after filing pursuant to paragraph (a)(1)


|_|  75 days after filing pursuant to paragraph (a)(2)        |_| on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                S E L I G M A N
                                ---------------
                                MUNICIPAL FUNDS


                                         Seligman Municipal Fund
                                                    Series, Inc.

                                               Seligman Municipal
                                                     Series Trust

                                              Seligman New Jersey
                                             Municipal Fund, Inc.

                                            Seligman Pennsylvania
                                            Municipal Fund Series









The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if one or more of these Funds is suitable for you.

 MUNI-1 2/2000

                                     [GRAPHIC]

                                   PROSPECTUS

                                FEBRUARY 1, 2000

                                  ------------

                                    Seeking

                                     Income

                                  Exempt From

                                    Regular

                                   Income Tax


                                   managed by

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

Table of Contents
The Funds
A discussion of the investment strategies, risks, performance and expenses of the Funds.
  Overview of the Funds 1
  National Fund 4
  California High-Yield Fund 6
  California Quality Fund 8
  Colorado Fund 10
  Florida Fund 12
  Georgia Fund 14
  Louisiana Fund 16
  Maryland Fund 18
  Massachusetts Fund 20
  Michigan Fund 22
  Minnesota Fund 24
  Missouri Fund 26
  New Jersey Fund 28
  New York Fund 30
  North Carolina Fund 32
  Ohio Fund 34
  Oregon Fund 36
  Pennsylvania Fund 38
  South Carolina Fund 40
  Management of the Funds 42
  Year 2000 42

Shareholder Information
  Deciding Which Class of Shares
    to Buy 43
  Pricing of Fund Shares 45
  Opening Your Account 45
  How to Buy Additional Shares 46
  How to Exchange Shares Among
    the Seligman Mutual Funds 46
  How to Sell Shares 47
  Important Policies That May Affect
  Your Account 48
  Dividends and Capital Gain
  Distributions 49
  Taxes 49
Financial Highlights 50
How to Contact Us 60
For More Information back cover

TIMES CHANGE ... VALUES ENDURE

The Funds

Overview of the Funds

This Prospectus contains information about four separate funds, which together offer 19 investment options:

Seligman Municipal Fund Series offers the following 13 series:

National Fund               Massachusetts Fund            New York Fund
Colorado Fund               Michigan Fund                 Ohio Fund
Georgia Fund                Minnesota Fund                Oregon Fund
Louisiana Fund              Missouri Fund                 South Carolina Fund
Maryland Fund

Seligman Municipal Series Trust offers the following four series:

California High-Yield Fund                                 Florida Fund
California Quality Fund                                    North Carolina Fund

Seligman New Jersey Municipal Fund, Inc. (New Jersey Fund)

Seligman Pennsylvania Municipal Fund Series (Pennsylvania Fund)

INVESTMENT OBJECTIVES

Each Fund has its own investment objective(s). You should read the discussion of a particular Fund, in addition to the information below, before making an investment decision about that Fund.

The Seligman Municipal Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local personal income taxes.

The Funds are managed for total return, which means, in addition to income considerations, the Funds (except the Pennsylvania Fund) look to enhance portfolio returns by pursuing opportunities for capital appreciation. The Pennsylvania Fund does not pursue capital appreciation as one of its objectives. At all times, safety of principal is a primary concern of all of the Funds. However, there is no assurance that the Funds will meet their objective(s).

PRINCIPAL INVESTMENT STRATEGIES

Each Fund also has its own investment strategies and risks.

Each Fund normally invests at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) regular personal income taxes in its respective state.
                       Income may be subject to the federal alternative minimum tax and, where applicable, state alternative minimum tax.



 Alternative
 Minimum               Municipal securities are issued by state and local
 Tax (AMT):            governments, their agencies and authorities, as well as
 A tax imposed on      territories and possessions of the United States, and
 certain types of      the District of Columbia. Municipal bonds are issued to
 income to ensure      obtain funds to finance various public or private
 that all              projects, to meet general expenses, and to refinance
 taxpayers pay at      outstanding debt.
 least a minimum
 amount of taxes.

                       The Funds use a top-down method of selecting securities to purchase. This means the investment manager analyzes the current interest rate environment and trends in the municipal market to formulate investment strategies before selecting individual securities for each Fund. The investment manager determines the appropriate cash positions, quality parameters, market sectors, and bond duration, and then uses in-depth credit analysis to evaluate individual securities considered for purchase.

Portfolio holdings are continually monitored to identify securities which should be sold as a result of a deterioration in credit quality. A Fund may also sell a security when there is a better investment opportunity available in the market.

The Funds (except the California High-Yield Fund) will purchase only investment-grade municipal securities, defined as those issues rated in the four highest rating categories by independent rating agencies at the time of purchase. The Funds may also purchase non-rated securities if, based on credit analysis, the investment manager believes that they are of comparable quality to investment-grade securities.
Under normal market conditions, the Funds will invest in longer maturity bonds (typically, bonds with maturities in excess of ten years). However, a Fund may shorten or lengthen maturities to achieve its objective.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent that Fund from achieving its objective(s).

PRINCIPAL RISKS

Below is a description of investment risks that apply to the Funds. More specific risks that apply to individual Funds are included in the individual Fund descriptions in the pages that follow.

The value of your investment in a Fund will fluctuate with fluctuations in the value of the Fund's investment portfolio. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The principal factors that may affect the value of a Fund's portfolio are changes in interest rates and the credit worthiness of a Fund's portfolio holdings, as described below:

  Interest rate risk. Changes in market interest rates will affect the value of a Fund's investment portfolio. In general, the market value of a municipal bond moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates decline. A Fund's net asset value per share moves in the same direction as the market value of the municipal securities held in its portfolio. Therefore, if interest rates rise, you should expect a Fund's net asset value per share to fall, and if interest rates decline, the Fund's net asset value per share should rise.

  Additionally, longer maturity bonds, like those held by the Funds, are generally more sensitive to changes in interest rates. Each Fund's strategy of investing in longer maturity bonds could subject its portfolio holdings to a greater degree of market price volatility.

  Declining interest rates increase the risk that portfolio holdings that contain call features could be redeemed by the issuer. Proceeds of called bonds may be reinvested at lower yields, which could affect the level of income a Fund generates.

  Credit risk. A municipal bond issue could deteriorate in quality to the extent that its rating is downgraded or its market value declines relative to comparable municipal securities. Credit risk also includes the risk that an issuer of a municipal bond would be unable to make interest and principal payments. Further, revenue bonds held by a Fund may be downgraded or may default on payment if revenues from their underlying facilities decline.

  The investment manager seeks to minimize the credit risk inherent in municipal securities by performing its own in-depth credit analysis on every municipal security before purchase and by continuing to monitor all securities while they remain in each Fund's portfolio. Each Fund may purchase municipal bonds that are insured as to the payment of principal and interest. However, the Funds view insurance as an enhancement of quality, not as a substitute for it. A Fund will not purchase a bond unless the investment manager approves the underlying credit.

The Funds are also subject to the following risks:

  Concentration risk. Each Fund (except the National Fund) invests in municipal securities issued by a single state and its municipalities. Specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general. The Funds seek to minimize this risk by diversifying investments within the state. In addition, each Fund is subject to certain investment restrictions limiting the amount of its assets that can be invested in the securities of a single issuer.

  Market risk. At times, market conditions could result in a lack of liquidity. The municipal market is an over-the-counter market, which means that the Funds purchase and sell portfolio holdings through municipal bond dealers. A Fund's ability to sell securities held in its portfolio is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers. Lower-rated securities may be less liquid than higher-rated securities. Further, if certain securities or market sectors represented in a Fund's portfolio do not perform as expected, that Fund's net asset value may decline.

An investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

Each Fund offers three Classes of shares. The performance information presented for each Fund provides some indication of the risks of investing in that Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class compares to the Lehman Brothers Municipal Bond Index, a widely-used measure of municipal bond performance. Although each Fund's fiscal year ends on September 30, the performance information is provided on a calendar year basis to assist you in comparing the returns of the Funds with the returns of other mutual funds. How a Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary among each Fund's Classes of shares due to their different fees and expenses.

FEES AND EXPENSES

The fees and expenses table provided for each Fund summarizes the fees and expenses that you may pay as a shareholder of a Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from a Fund's assets and are therefore paid indirectly by you and other Fund shareholders.

Accompanying each Fund's fee and expense table is an example intended to help you compare the expenses of investing in that Fund with the expenses of investing in other mutual funds.

                   Discussions of each Fund begin on page 4.

National Fund

INVESTMENT OBJECTIVE
The National Fund seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The National Fund uses the following investment strategies to pursue its investment objective:

The National Fund invests at least 80% of its net assets in municipal securities of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, and instrumentalities that are rated investment-grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In respect of the National Fund's risks, please refer to the "Principal Risks" section on page 2 of this Prospectus.

National Fund

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Average Annual Total Returns

                          Periods Ended 12/31/99

                                         CLASS C    CLASS D
                                          SINCE      SINCE
                    ONE   FIVE    TEN   INCEPTION  INCEPTION
                   YEAR   YEARS  YEARS   5/27/99    2/1/94
                   -----  -----  -----  ---------  ---------
  Class A          -9.76% 5.47%  5.50%       --        --
  Class C            n/a   n/a    n/a     -7.61%       --
  Class D          -6.90  5.56    n/a        --      2.46%
  Lehman Brothers
  Municipal Bond
  Index            -2.06  6.92   6.89     -2.59(1)   4.67(2)

 The Lehman Brothers Municipal Bond
 Index is an unmanaged index that does
 not reflect any fees or sales charges,
 and does not reflect state-specific
 bond market performance.

 (1) From 5/31/99.

 (2) From 1/31/94.

                          Class A Annual Total Returns
                                 Calendar Years

                                  [GRAPH]
                              90          5.82%
                              91         11.47%
                              92          7.88%
                              93         14.10%
                              94         -9.95%
                              95         20.10%
                              96          3.33%
                              97         10.38%
                              98          5.67%
                              99         -5.26%

Best calendar quarter return: 8.25% - quarter ended 3/31/95.

Worst calendar quarter return: -8.20% - quarter ended 3/31/94.

FEES AND EXPENSES

 Shareholder Fees                                    Class A     Class C Class D
 ----------------                                    -------     ------- -------
 Maximum Sales Charge (Load).......................   4.75%          2%      1%
 Maximum Sales Charge (Load) on Purchases (as a %
  of offering price)...............................   4.75%(/1/)     1%    none
 Maximum Deferred Sales
  Charge (Load) (CDSC) on Redemptions (as a % of
  original purchase price or current
  net asset value, whichever is less)..............    none(/1/)     1%      1%
 Annual Fund Operating
 Expenses for Fiscal 1999
 ------------------------
 (as a percentage of average net assets)
 Management Fees...................................    .50%        .50%    .50%
 Distribution and/or
  Service (12b-1) Fees.............................    .10%       1.00%   1.00%
 Other Expenses....................................    .23%        .23%    .23%
                                                      -----       -----   -----
 Total Annual Fund Operating Expenses..............    .83%       1.73%   1.73%
                                                      =====       =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $556   $727   $  914   $1,452
Class C    374    639    1,029    2,121
Class D    276    545      939    2,041
If you did not sell your shares at the end of each period, your expenses would be:
         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $556   $727   $  914   $1,452
Class C    274    639    1,029    2,121
Class D    176    545      939    2,041

California High-Yield Fund

INVESTMENT OBJECTIVE
The California High-Yield Fund seeks the maximum income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The California High-Yield Fund uses the following investment strategies to pursue its investment objective:

The California High-Yield Fund invests at least 80% of its net assets in California municipal securities that are within any rating category, including securities rated below investment-grade or securities that are not rated.

In selecting securities to purchase, the investment manager may consider the current market conditions, the availability of lower-rated securities, and whether lower-rated securities offer yields high enough relative to yields on investment-grade securities to justify their higher risk.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on page 2 of this Prospectus, the California High-Yield Fund is subject to the following risks:

 . Because the Fund invests primarily in the securities of California issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems, such as the 1994 bankruptcy of Orange County.

California High-Yield Fund

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

                                  [GRAPH]
                              90          6.00
                              91         10.48
                              92          9.53
                              93          9.91
                              94         -2.79
                              95         14.55
                              96          5.52
                              97          8.72
                              98          6.18
                              99         -5.26

Best calendar quarter return: 6.48% - quarter ended 3/31/95.

Worst calendar quarter return: -2.34% - quarter ended 12/31/99.

                          Average Annual Total Returns

                          Periods Ended 12/31/99

                                         CLASS C    CLASS D
                                          SINCE      SINCE
                    ONE   FIVE    TEN   INCEPTION  INCEPTION
                   YEAR   YEARS  YEARS   5/27/99    2/1/94
                   -----  -----  -----  ---------  ---------
  Class A          -9.70% 4.73%  5.60%       --        --
  Class C            n/a   n/a    n/a     -8.28%       --
  Class D          -7.15  4.74    n/a        --      3.18%
  Lehman Brothers
  Municipal Bond
  Index             2.06  6.92   6.89     -2.59(1)   4.67(2)

 The Lehman Brothers Municipal Bond
 Index is an unmanaged index that does
 not reflect any fees or sales charges,
 and does not reflect state-specific
 bond market performance.

 (1) From 5/31/99.

 (2) From 1/31/94.

FEES AND EXPENSES

 Shareholder Fees                                    Class A     Class C Class D
 ----------------                                    -------     ------- -------
 Maximum Sales Charge (Load).......................   4.75%          2%      1%
 Maximum Sales Charge (Load) on Purchases (as a %
  of offering price)...............................   4.75%(/1/)     1%    none
 Maximum Deferred Sales
  Charge (Load) (CDSC) on Redemptions (as a % of
  original purchase price or current
  net asset value, whichever is less)..............    none(/1/)     1%      1%
 Annual Fund Operating
 Expenses for Fiscal 1999
 ------------------------
 (as a percentage of average net assets)
 Management Fees...................................    .50%        .50%    .50%
 Distribution and/or
  Service (12b-1) Fees.............................    .10%       1.00%   1.00%
 Other Expenses....................................    .23%        .24%    .24%
                                                      -----       -----   -----
 Total Annual Fund Operating Expenses..............    .83%       1.74%   1.74%
                                                      =====       =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $557   $730   $  919   $1,463
Class C    375    643    1,034    2,131
Class D    277    548      944    2,052
If you did not sell your shares at the end of each period, your expenses would be:
         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $557   $730   $  919   $1,463
Class C    275    643    1,034    2,131
Class D    177    548      944    2,052

California Quality Fund

INVESTMENT OBJECTIVE
The California Quality Fund seeks high income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The California Quality Fund uses the following investment strategies to pursue its investment objective:

The California Quality Fund invests at least 80% of its net assets in California municipal securities that are within the three highest ratings of Moody's (Aaa, Aa, or A) or S&P (AAA, AA, or A) on the date of purchase.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on page 2 of this Prospectus, the California Quality Fund is subject to the following risk:

 . Because the Fund invests primarily in the securities of California issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems, such as the 1994 bankruptcy of Orange County.

California Quality Fund

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.
                          Class A Annual Total Returns
                                 Calendar Years

                                  [GRAPH]
                              90          6.57
                              91         11.22
                              92          8.49
                              93         12.61
                              94         -8.30
                              95         19.79
                              96          3.91
                              97          8.80
                              98          6.26
                              99         -6.10

Best calendar quarter return: 8.97% - quarter ended 3/31/95.

Worst calendar quarter return: -6.63% - quarter ended 3/31/94.

                          Average Annual Total Returns

                          Periods Ended 12/31/99

                                          CLASS C    CLASS D
                                           SINCE      SINCE
                    ONE    FIVE    TEN   INCEPTION  INCEPTION
                    YEAR   YEARS  YEARS   5/27/99    2/1/94
                   ------  -----  -----  ---------  ---------
  Class A          -10.62% 5.19%  5.51%       --        --
  Class C             n/a   n/a    n/a     -8.26%       --
  Class D           -7.87  5.21    n/a        --      2.49%
  Lehman Brothers
  Municipal Bond
  Index             -2.06  6.92   6.89     -2.59(1)   4.67(2)

 The Lehman Brothers Municipal Bond
 Index is an unmanaged index that does
 not reflect any fees or sales charges,
 and does not reflect state-specific
 bond market performance.

 (1) From 5/31/99.

 (2) From 1/31/94.

FEES AND EXPENSES

 Shareholder Fees                                    Class A     Class C Class D
 ----------------                                    -------     ------- -------
 Maximum Sales Charge (Load) ......................   4.75%          2%      1%
 Maximum Sales Charge (Load) on Purchases (as a %
  of offering price)...............................   4.75%(/1/)     1%    none
 Maximum Deferred Sales
  Charge (Load) (CDSC) on Redemptions (as a % of
  original purchase price or current
  net asset value, whichever is less)..............   none (/1/)     1%      1%
 Annual Fund Operating
 Expenses for Fiscal 1999
 ------------------------
 (as a percentage of average net assets)
 Management Fees...................................    .50%        .50%    .50%
 Distribution and/or
  Service (12b-1) Fees.............................    .10%       1.00%   1.00%
 Other Expenses....................................    .22%        .22%    .22%
                                                      -----       -----   -----
 Total Annual Fund Operating Expenses..............    .82%       1.72%   1.72%
                                                      =====       =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $555   $724   $  908   $1,440
Class C    373    636    1,024    2,110
Class D    275    542      933    2,030
If you did not sell your shares at the end of each period, your expenses would be:
         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $555   $724   $  908   $1,440
Class C    273    636    1,024    2,110
Class D    175    542      933    2,030

Colorado Fund

INVESTMENT OBJECTIVES
The Colorado Fund seeks to maximize income exempt from regular federal income taxes and from Colorado personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Colorado Fund uses the following investment strategies to pursue its investment objectives:

The Colorado Fund invests at least 80% of its net assets in Colorado municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on page 2 of this Prospectus, the Colorado Fund is subject to the following risks:

 . Because the Fund invests primarily in the securities of Colorado issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems.

 .  The State is sensitive to national and international business cycles.
   Changing demographics, resulting in possible labor shortages and an increase in the cost of living and doing business in Colorado, could negatively affect its economy. Turmoil in the world economy, especially in recent years in Asia, has the potential to dramatically affect Colorado's economy.

Colorado Fund

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.
                          Class A Annual Total Returns
                                 Calendar Years

                                   [GRAPH]
                              90          5.05
                              91          9.40
                              92          7.67
                              93         11.11
                              94         -5.13
                              95         13.96
                              96          3.39
                              97          7.52
                              98          5.80
                              99         -5.26

Best calendar quarter return: 6.34% - quarter ended 3/31/95.

Worst calendar quarter return: -4.87% - quarter ended 3/31/94.

                          Average Annual Total Returns

                          Periods Ended 12/31/99

                                         CLASS C    CLASS D
                                          SINCE      SINCE
                    ONE   FIVE    TEN   INCEPTION  INCEPTION
                   YEAR   YEARS  YEARS   5/27/99    2/1/94
                   -----  -----  -----  ---------  ---------
  Class A          -9.79% 3.89%  4.66%       --        --
  Class C            n/a   n/a    n/a     -8.14%       --
  Class D          -6.89  3.92    n/a        --      2.01%
  Lehman Brothers
  Municipal Bond
  Index            -2.06  6.92   6.89     -2.59(1)   4.67(2)

 The Lehman Brothers Municipal Bond
 Index is an unmanaged index that does
 not reflect any fees or sales
 charges, and does not reflect state-
 specific bond market performance.

 (1) From 5/31/99.

 (2) From 1/31/94

FEES AND EXPENSES

 Shareholder Fees                                    Class A     Class C Class D
 ----------------                                    -------     ------- -------
 Maximum Sales Charge (Load).......................   4.75%          2%      1%
 Maximum Sales Charge (Load) on Purchases (as a %
  of offering price)...............................   4.75%(/1/)     1%    none
 Maximum Deferred Sales
  Charge (Load) (CDSC) on Redemptions (as a % of
  original purchase price or current
  net asset value, whichever is less)..............    none(/1/)     1%      1%
 Annual Fund Operating Expenses for Fiscal 1999
 ----------------------------------------------
 (as a percentage of average net assets)
 Management Fees...................................    .50%        .50%    .50%
 Distribution and/or
  Service (12b-1) Fees.............................    .10%       1.00%   1.00%
 Other Expenses....................................    .27%        .27%    .27%
                                                      -----       -----   -----
 Total Annual Fund Operating Expenses..............    .87%       1.77%   1.77%
                                                      =====       =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $560   $739   $  934   $1,497
Class C    378    652    1,050    2,163
Class D    280    557      959    2,084
If you did not sell your shares at the end of each period, your expenses would be:
         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $560   $739   $  934   $1,497
Class C    278    652    1,050    2,163
Class D    180    557      959    2,084

Florida Fund

INVESTMENT OBJECTIVE
The Florida Fund seeks high income exempt from regular federal income taxes consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Florida Fund uses the following investment strategies to pursue its investment objective:

The Florida Fund invests at least 80% of its net assets in Florida municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on page 2 of this Prospectus, the Florida Fund is subject to the following risks:

 . Because the Fund invests primarily in the securities of Florida issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economics factors, natural disasters, and the possibility of credit problems.

 . The lack of an income tax in Florida exposes total tax collections to more volatility than would otherwise be the case and, in the event of an economic downturn, could affect the State's ability to pay principal and interest in a timely manner.

 . Florida's economy may be affected by foreign trade, crop failures, and severe weather conditions and is sensitive to the trends in the tourism and construction industries.

Florida Fund

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

                                  [GRAPH]
                              90          6.46
                              91         10.62
                              92          9.07
                              93         13.52
                              94         -5.52
                              95         16.67
                              96          2.76
                              97          9.33
                              98          5.67
                              99         -4.89

Best calendar quarter return: 7.00% - quarter ended 3/31/95.

Worst calendar quarter return: -5.99% - quarter ended 3/31/94.

                          Average Annual Total Returns

                          Periods Ended 12/31/99

                                         CLASS C    CLASS D
                                          SINCE      SINCE
                    ONE   FIVE    TEN   INCEPTION  INCEPTION
                   YEAR   YEARS  YEARS   5/27/99    2/1/94
                   -----  -----  -----  ---------  ---------
  Class A          -9.35% 4.67%  5.64%       --        --
  Class C            n/a   n/a    n/a     -7.51%       --
  Class D          -6.38  4.90    n/a        --      2.81%
  Lehman Brothers
  Municipal Bond
  Index            -2.06  6.92   6.89     -2.59(1)   4.67(2)

 The Lehman Brothers Municipal Bond
 Index is an unmanaged index that does
 not reflect any fees or sales charges,
 and does not reflect state-specific
 bond market performance.

 (1) From 5/31/99.

 (2) From 1/31/94.

FEES AND EXPENSES

 Shareholder Fees                                    Class A     Class C Class D
 ----------------                                    -------     ------- -------
 Maximum Sales Charge (Load).......................   4.75%          2%      1%
 Maximum Sales Charge (Load) on Purchases (as a %
  of offering price)...............................   4.75%(/1/)     1%    none
 Maximum Deferred Sales
  Charge (Load) (CDSC) on Redemptions (as a % of
  original purchase price or current
  net asset value, whichever is less)..............    none(/1/)     1%      1%
 Annual Fund Operating Expenses for Fiscal 1999
 ----------------------------------------------
 (as a percentage of average net assets)
 Management Fees...................................    .50%        .50%    .50%
 Distribution and/or
  Service (12b-1) Fees.............................    .25%       1.00%   1.00%
 Other Expenses....................................    .28%        .28%    .28%
                                                      -----       -----   -----
 Total Annual Fund Operating Expenses..............   1.03%       1.78%   1.78%
                                                      =====       =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $575   $787   $1,017   $1,675
Class C    379    655    1,055    2,174
Class D    281    560      964    2,095
If you did not sell your shares at the end of each period, your expenses would be:
         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $575   $787   $1,017   $1,675
Class C    279    655    1,055    2,174
Class D    181    560      964    2,095

Georgia Fund

INVESTMENT OBJECTIVES
The Georgia Fund seeks to maximize income exempt from regular federal income taxes and from Georgia personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Georgia Fund uses the following investment strategies to pursue its investment objectives:

The Georgia Fund invests at least 80% of its net assets in Georgia municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on page 2 of this Prospectus, the Georgia Fund is subject to the following risks:

 . Because the Fund invests primarily in the securities of Georgia issuers, its performance may be affected by local, state, and regional factors. These may include state or local policy changes, economic factors, natural disasters, and the possibility of credit problems.

 . Georgia's economy will be affected by trends in the services, wholesale and retail trade, manufacturing, and transportation industries, as these industries, along with government, comprise the largest sources of employment within the State.

Georgia Fund

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.
                          Class A Annual Total Returns
                                 Calendar Years

                                  [GRAPH]
                              90          7.01
                              91         10.97
                              92          9.00
                              93         12.21
                              94         -7.64
                              95         19.16
                              96          3.86
                              97          9.02
                              98          5.94
                              99         -5.04

Best calendar quarter return: 7.71% - quarter ended 3/31/95.

Worst calendar quarter return: -6.83% - quarter ended 3/31/94.

                          Average Annual Total Returns

                          Periods Ended 12/31/99

                                         CLASS C    CLASS D
                                          SINCE      SINCE
                    ONE   FIVE    TEN   INCEPTION  INCEPTION
                   YEAR   YEARS  YEARS   5/27/99    2/1/94
                   -----  -----  -----  ---------  ---------
  Class A          -9.53% 5.26%  5.66%       --        --
  Class C            n/a   n/a    n/a     -7.80%       --
  Class D          -6.76  5.36    n/a        --      2.81%
  Lehman Brothers
  Municipal Bond
  Index            -2.06  6.92   6.89     -2.59(1)   4.67(2)

 The Lehman Brothers Municipal Bond
 Index is an unmanaged index that does
 not reflect any fees or sales charges,
 and does not reflect state-specific
 bond market performance.

 (1) From 5/31/99.

 (2) From 1/31/94.

FEES AND EXPENSES

 Shareholder Fees                                    Class A     Class C Class D
 ----------------                                    -------     ------- -------
 Maximum Sales Charge (Load).......................   4.75%          2%      1%
 Maximum Sales Charge (Load) on Purchases (as a %
  of offering price)...............................   4.75%(/1/)     1%    none
 Maximum Deferred Sales
  Charge (Load) (CDSC) on Redemptions (as a % of
  original purchase price or current
  net asset value, whichever is less)..............    none(/1/)     1%      1%
 Annual Fund Operating Expenses for Fiscal 1999
 ----------------------------------------------
 (as a percentage of average net assets)
 Management Fees...................................    .50%        .50%    .50%
 Distribution and/or
  Service (12b-1) Fees.............................    .10%       1.00%   1.00%
 Other Expenses....................................    .27%        .27%    .27%
                                                      -----       -----   -----
 Total Annual Fund Operating Expenses..............    .87%       1.77%   1.77%
                                                      =====       =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $560   $739   $  934   $1,497
Class C    378    652    1,050    2,163
Class D    280    557      959    2,084
If you did not sell your shares at the end of each period, your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $560   $739   $  934   $1,497
Class C    278    652    1,050    2,163
Class D    180    557      959    2,084

Louisiana Fund

INVESTMENT OBJECTIVES
The Louisiana Fund seeks to maximize income exempt from regular federal income taxes and from Louisiana personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Louisiana Fund uses the following investment strategies to pursue its investment objectives:

The Louisiana Fund invests at least 80% of its net assets in Louisiana municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on page 2 of this Prospectus, the Louisiana Fund is subject to the following risks:

 . Because the Fund invests primarily in the securities of Louisiana issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems.

 . Louisiana's economy is affected by trends in the oil and gas, tourism, and gaming industries within the State.

Louisiana Fund

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.
                              Class A Annual Total
                             Returns Calendar Years

                                  [GRAPH]
                              90          6.86
                              91         11.38
                              92          7.83
                              93         11.45
                              94         -5.89
                              95         17.10
                              96          3.49
                              97          8.45
                              98          5.93
                              99         -4.62

Best calendar quarter return: 6.57% - quarter ended 3/31/95.

Worst calendar quarter return: -5.38% - quarter ended 3/31/94.

                          Average Annual Total Returns

                          Periods Ended 12/31/99

                                         CLASS C    CLASS D
                                          SINCE      SINCE
                    ONE   FIVE    TEN   INCEPTION  INCEPTION
                   YEAR   YEARS  YEARS   5/27/99    2/1/94
                   -----  -----  -----  ---------  ---------
  Class A          -9.20% 4.81%  5.46%       --        --
  Class C            n/a   n/a    n/a     -7.18%       --
  Class D          -6.27  4.89    n/a        --      2.70%
  Lehman Brothers
  Municipal Bond
  Index            -2.06  6.92   6.89     -2.59(1)   4.67(2)

 The Lehman Brothers Municipal Bond
 Index is an unmanaged index that does
 not reflect any fees or sales charges,
 and does not reflect state-specific
 bond market performance.

 (1) From 5/31/99.

 (2) From 1/31/94.

FEES AND EXPENSES

 Shareholder Fees                                    Class A     Class C Class D
 ----------------                                    -------     ------- -------
 Maximum Sales Charge (Load).......................   4.75%          2%      1%
 Maximum Sales Charge (Load) on Purchases (as a %
  of offering price)...............................   4.75%(/1/)     1%    none
 Maximum Deferred Sales
  Charge (Load) (CDSC) on Redemptions (as a % of
  original purchase price or current
  net asset value, whichever is less)..............    none(/1/)     1%      1%
 Annual Fund Operating
 Expenses for Fiscal 1999
 ------------------------
 (as a percentage of average net assets)
 Management Fees...................................    .50%        .50%    .50%
 Distribution and/or
  Service (12b-1) Fees.............................    .10%       1.00%   1.00%
 Other Expenses....................................    .24%        .24%    .24%
                                                      -----       -----   -----
 Total Annual Fund Operating Expenses..............    .84%       1.74%   1.74%
                                                      =====       =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $557   $730   $  919   $1,463
Class C    375    643    1,034    2,131
Class D    277    548      944    2,052
If you did not sell your shares at the end of each period, your expenses would be:
         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $557   $730   $  919   $1,463
Class C    275    643    1,034    2,131
Class D    177    548      944    2,052

Maryland Fund

INVESTMENT OBJECTIVES
The Maryland Fund seeks to maximize income exempt from regular federal income taxes and from Maryland personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Maryland Fund uses the following investment strategies to pursue its investment objectives:

The Maryland Fund invests at least 80% of its net assets in Maryland municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on page 2 of this Prospectus, the Maryland Fund is subject to the following risks:

 . Because the Fund invests primarily in the securities of Maryland issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems.

 . Because the Fund favors investing in revenue bonds, including revenue bonds issued on behalf of health-care providers, its performance may also be affected by economic developments impacting a specific facility or type of facility.

 . The performance of general obligation bonds of the State of Maryland may be affected by efforts to limit or reduce state or local taxes.

Maryland Fund

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.
                          Class A Annual Total Returns
                                 Calendar Years

                                  [GRAPH]
                              90          6.15
                              91         10.47
                              92          8.24
                              93         11.93
                              94         -5.48
                              95         16.84
                              96          3.66
                              97          8.09
                              98          5.85
                              99         -3.34

Best calendar quarter return: 6.96% - quarter ended 3/31/95.

Worst calendar quarter return: -5.29% - quarter ended 3/31/94.

                          Average Annual Total Returns

                          Periods Ended 12/31/99

                                         CLASS C    CLASS D
                                          SINCE      SINCE
                    ONE   FIVE    TEN   INCEPTION  INCEPTION
                   YEAR   YEARS  YEARS   5/27/99    2/1/94
                   -----  -----  -----  ---------  ---------
  Class A          -7.97% 4.99%  5.53%       --        --
  Class C            n/a   n/a    n/a     -6.26%       --
  Class D          -4.79  5.11    n/a        --      2.97%
  Lehman Brothers
  Municipal Bond
  Index            -2.06  6.92   6.89     -2.59(1)   4.67(2)

 The Lehman Brothers Municipal Bond
 Index is an unmanaged index that does
 not reflect any fees or sales charges,
 and does not reflect state-specific
 bond market performance.

 (1) From 5/31/99.

 (2) From 1/31/94.

FEES AND EXPENSES

 Shareholder Fees                                   Class A     Class C Class D
 ----------------                                   -------     ------- -------
 Maximum Sales Charge (Load).....................    4.75%          2%      1%
 Maximum Sales Charge (Load) on Purchases (as a %
  of offering price).............................    4.75%(/1/)     1%    none
 Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)............     none(/1/)     1%      1%
 Annual Fund Operating
 Expenses for Fiscal 1999
 ------------------------
 (as a percentage of average net assets)
 Management Fees.................................     .50%        .50%    .50%
 Distribution and/or
  Service (12b-1) Fees...........................     .10%       1.00%   1.00%
 Other Expenses..................................     .27%        .27%    .27%
                                                     -----       -----   -----
 Total Annual Fund Operating Expenses............     .87%       1.77%   1.77%
                                                     =====       =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $560   $739   $  934   $1,497
Class C    378    652    1,050    2,163
Class D    280    557      959    2,084
If you did not sell your shares at the end of each period, your expenses would be:
         1 Year 3 Year  5 Year  10 Years
         ------ ------- ------- --------
Class A   $560   $739   $  934   $1,497
Class C    278    652    1,050    2,163
Class D    180    557      959    2,084

Massachusetts Fund

INVESTMENT OBJECTIVES
The Massachusetts Fund seeks to maximize income exempt from regular federal income taxes and from Massachusetts personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Massachusetts Fund uses the following investment strategies to pursue its investment objectives:

The Massachusetts Fund invests at least 80% of its net assets in Massachusetts municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on page 2 of this Prospectus, the Massachusetts Fund is subject to the following risks:

 . Because the Fund invests primarily in the securities of Massachusetts issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems.

 . Massachusetts and certain of its cities, towns, counties, and other political subdivisions have, at certain times in the past, experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of these financial difficulties could adversely affect the market value and marketability of, or result in default payments on, outstanding obligations issued by Massachusetts or its public authorities or municipalities.

Massachusetts Fund

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.
                          Class A Annual Total Returns
                                 Calendar Years

                                  [GRAPH]
                              90          5.42
                              91         12.97
                              92          9.08
                              93         11.52
                              94         -4.43
                              95         15.20
                              96          4.14
                              97          8.68
                              98          6.55
                              99         -6.73

Best calendar quarter return: 6.16% - quarter ended 3/31/95.

Worst calendar quarter return: -4.69% - quarter ended 3/31/94.

                          Average Annual Total Returns

                          Periods Ended 12/31/99

                                          CLASS C    CLASS D
                                           SINCE      SINCE
                    ONE    FIVE    TEN   INCEPTION  INCEPTION
                    YEAR   YEARS  YEARS   5/27/99    2/1/94
                   ------  -----  -----  ---------  ---------
  Class A          -11.11% 4.30%  5.50%       --        --
  Class C             n/a   n/a    n/a     -9.02%       --
  Class D           -8.47  4.35    n/a        --      2.51%
  Lehman Brothers
  Municipal Bond
  Index             -2.06  6.92   6.89     -2.59(1)   4.67(2)

 The Lehman Brothers Municipal Bond
 Index is an unmanaged index that does
 not reflect any fees or sales charges,
 and does not reflect state-specific
 bond market performance.

 (1) From 5/31/99.

 (2) From 1/31/94.

FEES AND EXPENSES

 Shareholder Fees                                    Class A     Class C Class D
 ----------------                                    -------     ------- -------
 Maximum Sales Charge (Load).......................   4.75%          2%      1%
 Maximum Sales Charge (Load) on Purchases (as a %
  of offering price)...............................   4.75%(/1/)     1%    none
 Maximum Deferred Sales
  Charge (Load) (CDSC) on
  Redemptions (as a % of original
  purchase price or current
  net asset value, whichever is less)..............    none(/1/)     1%      1%
 Annual Fund Operating
 Expenses for Fiscal 1999
 ------------------------
 (as a percentage of average net assets)
 Management Fees...................................    .50%        .50%    .50%
 Distribution and/or
  Service (12b-1) Fees.............................    .10%       1.00%   1.00%
 Other Expenses....................................    .23%        .23%    .23%
                                                      -----       -----   -----
 Total Annual Fund Operating Expenses..............    .83%       1.73%   1.73%
                                                      =====       =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $556   $727   $  914   $1,452
Class C    374    639    1,029    2,121
Class D    276    545      939    2,041

If you did not sell your shares at the end of each period, your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $556   $727   $  914   $1,452
Class C    274    639    1,029    2,121
Class D    176    545      939    2,041

Michigan Fund

INVESTMENT OBJECTIVES
The Michigan Fund seeks to maximize income exempt from regular federal income taxes and from Michigan personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Michigan Fund uses the following investment strategies to pursue its investment objectives:

The Michigan Fund invests at least 80% of its net assets in Michigan municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on page 2 of this Prospectus, the Michigan Fund is subject to the following risks:

 . Because the Fund invests primarily in the securities of Michigan issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems.

 . The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism, and agriculture. The cyclical nature of these industries may adversely affect the revenue stream of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

Michigan Fund

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.
                          Class A Annual Total Returns
                                 Calendar Years

                                     [GRAPH]
                              90          5.85
                              91         12.01
                              92          9.31
                              93         11.48
                              94         -4.84
                              95         15.78
                              96          3.74
                              97          8.73
                              98          6.12
                              99         -3.80

Best calendar quarter return: 6.57% - quarter ended 3/31/95.

Worst calendar quarter return: -4.63% - quarter ended 3/31/94.


                          Average Annual Total Returns

                          Periods Ended 12/31/99

                                         CLASS C    CLASS D
                                          SINCE      SINCE
                    ONE   FIVE    TEN   INCEPTION  INCEPTION
                   YEAR   YEARS  YEARS   5/27/99    2/1/94
                   -----  -----  -----  ---------  ---------
  Class A          -8.38% 4.89%  5.73%       --        --
  Class C            n/a   n/a    n/a     -6.50%       --
  Class D          -5.59  4.91    n/a        --      2.90%
  Lehman Brothers
  Municipal Bond
  Index            -2.06  6.42   6.89     -2.59(1)   4.67(2)

 The Lehman Brothers Municipal Bond
 Index is an unmanaged index that does
 not reflect any fees or sales charges,
 and does not reflect state-specific
 bond market performance.

 (1) From 5/31/99.

 (2) From 1/31/94.

FEES AND EXPENSES

 Shareholder Fees                                    Class A     Class C Class D
 ----------------                                    -------     ------- -------
 Maximum Sales Charge (Load) ......................   4.75%          2%      1%
 Maximum Sales Charge (Load) on Purchases (as a %
  of offering price)...............................   4.75%(/1/)     1%    none
 Maximum Deferred Sales
  Charge (Load) (CDSC) on Redemptions (as a % of
  original purchase price or current
  net asset value, whichever is less)..............    none(/1/)     1%      1%
 Annual Fund Operating
 Expenses for Fiscal 1999
 ------------------------
 (as a percentage of average net assets)
 Management Fees...................................    .50%        .50%    .50%
 Distribution and/or
  Service (12b-1) Fees.............................    .10%       1.00%   1.00%
 Other Expenses....................................    .22%        .22%    .22%
                                                      -----       -----   -----
 Total Annual Fund Operating Expenses..............    .82%       1.72%   1.72%
                                                      =====       =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $555   $724   $  908   $1,440
Class C    373    636    1,024    2,110
Class D    275    542      933    2,030

If you did not sell your shares at the end of each period, your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $555   $724   $  908   $1,440
Class C    273    636    1,024    2,110
Class D    175    542      933    2,030

Minnesota Fund

INVESTMENT OBJECTIVES
The Minnesota Fund seeks to maximize income exempt from regular federal income taxes and from regular Minnesota personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Minnesota Fund uses the following investment strategies to pursue its investment objectives:

The Minnesota Fund invests at least 80% of its net assets in Minnesota municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities, subject to applicable requirements. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on page 2 of this Prospectus, the Minnesota Fund is subject to the following risks:

 . Because the Fund invests primarily in the securities of Minnesota issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems.

 . Pursuant to Minnesota legislation enacted in 1995, dividends that would otherwise be exempt from Minnesota personal income tax in the case of individuals, estates, and trusts, could become subject to the Minnesota personal income tax if it were judicially determined that exempting such dividends would discriminate against interstate commerce.

Minnesota Fund

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

                                  [GRAPH]
                              90          6.52
                              91          7.53
                              92          7.67
                              93         13.49
                              94         -2.54
                              95         11.41
                              96          3.39
                              97          7.02
                              98          6.43
                              99         -4.15

Best calendar quarter return: 5.00% - quarter ended 3/31/95.

Worst calendar quarter return: -3.23% - quarter ended 3/31/94.

                          Average Annual Total Returns

                          Periods Ended 12/31/99

                                         CLASS C    CLASS D
                                          SINCE      SINCE
                    ONE   FIVE    TEN   INCEPTION  INCEPTION
                   YEAR   YEARS  YEARS   5/27/99    2/1/94
                   -----  -----  -----  ---------  ---------
  Class A          -8.69% 3.64%  5.02%       --        --
  Class C            n/a   n/a    n/a     -7.01%       --
  Class D          -5.92  3.70    n/a        --      2.33%
  Lehman Brothers
  Municipal Bond
  Index            -2.06  6.92   6.89     -2.59(1)   4.67(2)

 The Lehman Brothers Municipal Bond
 Index is an unmanaged index that does
 not reflect any fees or sales charges,
 and does not reflect state-specific
 bond market performance.

 (1) From 5/31/99.

 (2) From 1/31/94.

FEES AND EXPENSES

 Shareholder Fees                                    Class A     Class C Class D
 ----------------                                    -------     ------- -------
 Maximum Sales Charge (Load).......................   4.75%          2%      1%
 Maximum Sales Charge (Load) on Purchases (as a %
  of offering price)...............................   4.75%(/1/)     1%    none
 Maximum Deferred Sales
  Charge (Load) (CDSC) on Redemptions (as a % of
  original purchase price or current
  net asset value, whichever is less)..............    none(/1/)     1%      1%
 Annual Fund Operating
 Expenses for Fiscal 1999
 ------------------------
 (as a percentage of average net assets)
 Management Fees...................................    .50%        .50%    .50%
 Distribution and/or
  Service (12b-1) Fees.............................    .10%       1.00%   1.00%
 Other Expenses....................................    .24%        .24%    .24%
                                                      -----       -----   -----
 Total Annual Fund Operating Expenses..............    .84%       1.74%   1.74%
                                                      =====       =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $557   $730   $  919   $1,463
Class C    375    643    1,034    2,131
Class D    277    548      944    2,052
If you did not sell your shares at the end of each period, your expenses would be:
         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $557   $730   $  919   $1,463
Class C    275    643    1,034    2,131
Class D    177    548      944    2,052

Missouri Fund

INVESTMENT OBJECTIVES
The Missouri Fund seeks to maximize income exempt from regular federal income taxes and from Missouri personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Missouri Fund uses the following investment strategies to pursue its investment objectives:

The Missouri Fund invests at least 80% of its net assets in Missouri municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on page 2 of this Prospectus, the Missouri Fund is subject to the following risks:

 . Because the Fund invests primarily in the securities of Missouri issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems.

 . The national economic recession of the early 1980s had a disproportionately adverse impact on Missouri's economy, and its unemployment levels. A return to a pattern of high unemployment could adversely affect the Missouri debt obligations acquired by the Fund.

 . Defense-related business plays an important role in Missouri's economy.
  Negative trends in this industry or relocations of major employers could have a negative impact on the economy of the State, particularly on the economy of the St. Louis metropolitan area.

Missouri Fund

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.
                          Class A Annual Total Returns
                                 Calendar Years

                                  [GRAPH]
                              90          6.93%
                              91         11.37%
                              92          7.25%
                              93         11.40%
                              94         -6.32%
                              95         16.95%
                              96          3.71%
                              97          8.08%
                              98          5.77%
                              99         -5.59%

Best calendar quarter return: 7.31% - quarter ended 3/31/95.

Worst calendar quarter return: -6.11% - quarter ended 3/31/94.

                          Average Annual Total Returns

                          Periods Ended 12/31/99

                                          CLASS C    CLASS D
                                           SINCE      SINCE
                    ONE    FIVE    TEN   INCEPTION  INCEPTION
                    YEAR   YEARS  YEARS   5/27/99    2/1/94
                   ------  -----  -----  ---------  ---------
  Class A          -10.08% 4.50%  5.21%       --        --
  Class C             n/a   n/a    n/a     -8.10%       --
  Class D           -7.35  4.55    n/a        --      2.32%
  Lehman Brothers
  Municipal Bond
  Index             -2.06  6.92   6.89     -2.59(1)   4.67(2)

 The Lehman Brothers Municipal Bond
 Index is an unmanaged index that does
 not reflect any fees or sales charges,
 and does not reflect state-specific
 bond market performance.

 (1) From 5/31/99.

 (2) From 1/31/94.

FEES AND EXPENSES

 Shareholder Fees                                    Class A     Class C Class D
 ----------------                                    -------     ------- -------
 Maximum Sales Charge (Load).......................   4.75%          2%      1%
 Maximum Sales Charge (Load) on Purchases (as a %
  of offering price)...............................   4.75%(/1/)     1%    none
 Maximum Deferred Sales
  Charge (Load) (CDSC) on Redemptions (as a % of
  original purchase price or current
  net asset value, whichever is less)..............    none(/1/)     1%      1%
 Annual Fund Operating Expenses for Fiscal 1999
 ----------------------------------------------
 (as a percentage of average net assets)
 Management Fees...................................    .50%        .50%    .50%
 Distribution and/or
  Service (12b-1) Fees.............................    .10%       1.00%   1.00%
 Other Expenses....................................    .27%        .27%    .27%
                                                      -----       -----   -----
 Total Annual Fund Operating Expenses..............    .87%       1.77%   1.77%
                                                      =====       =====   =====
(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $560   $739   $  934   $1,497
Class C    378    652    1,050    2,163
Class D    280    557      959    2,084

If you did not sell your shares at the end of each period, your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $560   $739   $  934   $1,497
Class C    278    652    1,050    2,163
Class D    180    557      959    2,084

New Jersey Fund

INVESTMENT OBJECTIVE
The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The New Jersey Fund uses the following investment strategies to pursue its investment objective:

The New Jersey Fund invests at least 80% of its net assets in New Jersey municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on page 2 of this Prospectus, the New Jersey Fund is subject to the following risks:

 . Because the Fund invests primarily in the securities of New Jersey issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems.

 . New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction, and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's economy will be affected by trends in these sectors.

New Jersey Fund

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

                                  [GRAPH]
                              90          6.78%
                              91         11.04%
                              92          8.99%
                              93         12.37%
                              94         -6.15%
                              95         15.57%
                              96          3.40%
                              97          8.93%
                              98          6.00%
                              99         -5.58%

Best calendar quarter return: 6.78% - quarter ended 3/31/95.

Worst calendar quarter return: -5.63% - quarter ended 3/31/94.

                          Average Annual Total Returns

                          Periods Ended 12/31/99

                                          CLASS C    CLASS D
                                           SINCE      SINCE
                    ONE    FIVE    TEN   INCEPTION  INCEPTION
                    YEAR   YEARS  YEARS   5/27/99    2/1/94
                   ------  -----  -----  ---------  ---------
  Class A          -10.07% 4.42%  5.40%       --        --
  Class C             n/a   n/a    n/a     -8.19%       --
  Class D           -7.08  4.64    n/a        --      2.62%
  Lehman Brothers
  Municipal Bond
  Index             -2.06  6.92   6.89     -2.59(1)   4.67(2)

 The Lehman Brothers Municipal Bond
 Index is an unmanaged index that does
 not reflect any fees or sales charges,
 and does not reflect state-specific
 bond market performance.

 (1) From 5/31/99.

 (2) From 1/31/94.

 FEES AND EXPENSES

 Shareholder Fees                                    Class A     Class C Class D
 ----------------                                    -------     ------- -------
 Maximum Sales Charge (Load).......................   4.75%          2%      1%
 Maximum Sales Charge (Load) on Purchases (as a %
  of offering price)...............................   4.75%(/1/)     1%    none
 Maximum Deferred Sales
  Charge (Load) (CDSC) on Redemptions (as a % of
  original purchase price or current
  net asset value, whichever is less)..............    none(/1/)     1%      1%
 Annual Fund Operating Expenses for Fiscal 1999
 ----------------------------------------------
 (as a percentage of average net assets)
 Management Fees...................................    .50%        .50%    .50%
 Distribution and/or
  Service (12b-1) Fees.............................    .25%       1.00%   1.00%
 Other Expenses....................................    .32%        .32%    .32%
                                                      -----       -----   -----
 Total Annual Fund Operating Expenses..............   1.07%       1.82%   1.82%
                                                      =====       =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $579   $799   $1,037   $1,719
Class C    383    667    1,075    2,216
Class D    285    573      985    2,137
If you did not sell your shares at the end of each period, your expenses would be:
         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $579   $799   $1,037   $1,719
Class C    283    667    1,075    2,216
Class D    185    573      985    2,137

New York Fund

INVESTMENT OBJECTIVES
The New York Fund seeks to maximize income exempt from regular federal income taxes and from New York personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The New York Fund uses the following investment strategies to pursue its investment objectives:

The New York Fund invests at least 80% of its net assets in New York municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on page 2 of this Prospectus, the New York Fund is subject to the following risks:

 . Because the Fund invests primarily in the securities of New York issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems.

 . New York City and certain localities outside New York City have experienced financial problems in the past. Recurrence of these problems may affect the fiscal health of the State.

New York Fund

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

                                  [GRAPH]
                              90         4.18%
                              91         13.53%
                              92         9.31%
                              93         13.26%
                              94         -7.93%
                              95         19.31%
                              96         3.83%
                              97         10.04%
                              98         6.86%
                              99         -5.64%

Best calendar quarter return: 8.13% - quarter ended 3/31/95.

Worst calendar quarter return: -6.61% - quarter ended 3/31/94.

                          Average Annual Total Returns

                          Periods Ended 12/31/99

                                          CLASS C    CLASS D
                                           SINCE      SINCE
                    ONE    FIVE    TEN   INCEPTION  INCEPTION
                    YEAR   YEARS  YEARS   5/27/99    2/1/94
                   ------  -----  -----  ---------  ---------
  Class A          -10.08% 5.54%  5.84%       --        --
  Class C             n/a   n/a    n/a     -8.10%       --
  Class D           -7.50  5.57    n/a        --      2.88%
  Lehman Brothers
  Municipal Bond
  Index             -2.06  6.92   6.89     -2.59(1)   4.67(2)

 The Lehman Brothers Municipal Bond
 Index is an unmanaged index that does
 not reflect any fees or sales charges,
 and does not reflect state-specific
 bond market performance.

 (1) From 5/31/99.

 (2) From 1/31/94.

 FEES AND EXPENSES

 Shareholder Fees                                    Class A     Class C Class D
 ----------------                                    -------     ------- -------
 Maximum Sales Charge (Load).......................   4.75%          2%      1%
 Maximum Sales Charge (Load) on Purchases (as a %
  of offering price)...............................   4.75%(/1/)     1%    none
 Maximum Deferred Sales
  Charge (Load) (CDSC) on Redemptions (as a % of
  original purchase price or current
  net asset value, whichever is less)..............    none(/1/)     1%      1%
 Annual Fund Operating
 Expenses for Fiscal 1999
 ------------------------
 (as a percentage of average net assets)
 Management Fees...................................    .50%        .50%    .50%
 Distribution and/or
  Service (12b-1) Fees.............................    .10%       1.00%   1.00%
 Other Expenses....................................    .21%        .21%    .21%
                                                      -----       -----   -----
 Total Annual Fund Operating Expenses..............    .81%       1.71%   1.71%
                                                      =====       =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $554   $721    $ 903   $1,429
Class C    372    633    1,019    2,099
Class D    274    539      928    2,019
If you did not sell your shares at the end of each period, your expenses would be:
         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $554   $721    $ 903   $1,429
Class C    272    633    1,019    2,099
Class D    174    539      928    2,019

North Carolina Fund

INVESTMENT OBJECTIVE
The North Carolina Fund seeks high income exempt from regular federal income taxes and North Carolina personal income taxes consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The North Carolina Fund uses the following investment strategies to pursue its investment objective:

The North Carolina Fund invests at least 80% of its net assets in North Carolina municipal securities rated investment- grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on page 2 of this Prospectus, the North Carolina Fund is subject to the following risks:

 . Because the Fund invests primarily in the securities of North Carolina issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems.

 . North Carolina's total expenditures for each fiscal period covered by the budget must not exceed total receipts during the period and the surplus in the State Treasury at the beginning of the period. During the State's 1990-1991 fiscal year, it began facing a substantial budget shortfall resulting from the failure of revenues received by the State to meet projected levels. While the State was successful in dealing with this matter, pressure on state revenues may be ongoing.

North Carolina Fund

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.

                          Class A Annual Total Returns
                                 Calendar Years

                                 [GRAPH]
                              90          2.80%
                              91         10.63%
                              92          8.15%
                              93         12.98%
                              94         -7.35%
                              95         19.56%
                              96          2.71%
                              97          8.75%
                              98          5.81%
                              99         -5.02%

Best calendar quarter return: 8.72% - quarter ended 3/31/95.

Worst calendar quarter return: -6.73% - quarter ended 3/31/94.

                          Average Annual Total Returns

                          Periods Ended 12/31/99

                                  CLASS A    CLASS C    CLASS D
                                   SINCE      SINCE      SINCE
                    ONE   FIVE   INCEPTION  INCEPTION  INCEPTION
                   YEAR   YEARS   8/27/90    5/27/99    2/1/94
                   -----  -----  ---------  ---------  ---------
  Class A          -9.48% 5.05%    5.47%         --        --
  Class C            n/a   n/a      n/a       -7.41%       --
  Class D          -6.62  5.29      n/a          --      2.75%
  Lehman Brothers
   Municipal Bond
    Index          -2.06  6.92     7.09(1)    -2.59(2)   4.67(3)

 The Lehman Brothers Municipal Bond
 Index is an unmanaged index that does
 not reflect any fees or sales charges,
 and does not reflect state-specific
 bond market performance.

 (1) From 8/31/90.

 (2) From 5/31/99.

 (3) From 1/31/94.

FEES AND EXPENSES

 Shareholder Fees                                    Class A     Class C Class D
 ----------------                                    -------     ------- -------
 Maximum Sales Charge (Load).......................   4.75%          2%      1%
 Maximum Sales Charge (Load) on Purchases (as a %
  of offering price)...............................   4.75%(/1/)     1%    none
 Maximum Deferred Sales
  Charge (Load) (CDSC) on Redemptions (as a % of
  original purchase price or current
  net asset value, whichever is less)..............    none(/1/)     1%      1%
 Annual Fund Operating
 Expenses for Fiscal 1999
 ------------------------
 (as a percentage of average net assets)
 Management Fees...................................    .50%        .50%    .50%
 Distribution and/or
  Service (12b-1) Fees.............................    .25%       1.00%   1.00%
 Other Expenses....................................    .31%        .31%    .31%
                                                      -----       -----   -----
 Total Annual Fund Operating Expenses..............   1.06%       1.81%   1.81%
                                                      =====       =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $578   $796   $1,032   $1,708
Class C    382    664    1,070    2,205
Class D    284    569      980    2,127
If you did not sell your shares at the end of each period, your expenses would be:
         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $578   $796   $1,032   $1,708
Class C    282    664    1,070    2,205
Class D    184    569      980    2,127

Ohio Fund

INVESTMENT OBJECTIVES
The Ohio Fund seeks to maximize income exempt from regular federal income taxes and from Ohio personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Ohio Fund uses the following investment strategies to pursue its investment objectives:

The Ohio Fund invests at least 80% of its net assets in Ohio municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on page 2 of this Prospectus, the Ohio Fund is subject to the following risks:

 . Because the Fund invests primarily in the securities of Ohio issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems.

 . Ohio's economy relies in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in other states and in the nation as a whole.

Ohio Fund

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.
                          Class A Annual Total Returns
                                 Calendar Years

                                 [GRAPH]
                              90          6.58%
                              91         11.31%
                              92          8.43%
                              93         11.64%
                              94         -4.91%
                              95         15.23%
                              96          3.77%
                              97          8.39%
                              98          5.89%
                              99         -4.65%

Best calendar quarter return: 6.47% - quarter ended 3/31/95.

Worst class quarter return; -4.89% - quarter ended. 3/31/94

                          Average Annual Total Returns

                          Periods Ended 12/31/99

                                         CLASS C    CLASS D
                                          SINCE      SINCE
                    ONE   FIVE    TEN   INCEPTION  INCEPTION
                   YEAR   YEARS  YEARS   5/27/99    2/1/94
                   -----  -----  -----  ---------  ---------
  Class A          -9.22% 4.50%  5.47%       --        --
  Class C            n/a   n/a    n/a     -7.38%       --
  Class D          -6.37  4.60    n/a        --      2.67%
  Lehman Brothers
   Municipal Bond
   Index           -2.06  6.92   6.89     -2.59(1)   4.67(2)

 The Lehman Brothers Municipal Bond
 Index is an unmanaged index that does
 not reflect any fees or sales charges,
 and does not reflect state-specific
 bond market performance.

 (1) From 5/31/99.

 (2) From 1/31/94.

FEES AND EXPENSES

 Shareholder Fees                                    Class A     Class C Class D
 ----------------                                    -------     ------- -------
 Maximum Sales Charge (Load).......................   4.75%          2%      1%
 Maximum Sales Charge (Load) on Purchases (as a %
  of offering price)...............................   4.75%(/1/)     1%    none
 Maximum Deferred Sales
  Charge (Load) (CDSC) on Redemptions (as a % of
  original purchase price or current
  net asset value, whichever is less)..............    none(/1/)     1%      1%
 Annual Fund Operating Expenses for Fiscal 1999
 ----------------------------------------------
 (as a percentage of average net assets)
 Management Fees...................................    .50%        .50%    .50%
 Distribution and/or Service (12b-1) Fees..........    .10%       1.00%   1.00%
 Other Expenses....................................    .21%        .21%    .21%
                                                      -----       -----   -----
 Total Annual Fund Operating Expenses..............    .81%       1.71%   1.71%
                                                      =====       =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $554   $721   $  903   $1,429
Class C    372    633    1,019    2,099
Class D    274    539      928    2,019
If you did not sell your shares at the end of each period, your expenses would be:
         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $554   $721   $  903   $1,429
Class C    272    633    1,019    2,099
Class D    174    539      928    2,019

Oregon Fund

INVESTMENT OBJECTIVES
The Oregon Fund seeks to maximize income exempt from regular federal income taxes and from Oregon personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Oregon Fund uses the following strategies to pursue its objectives:

The Oregon Fund invests at least 80% of its net assets in Oregon municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on page 2 of this Prospectus, the Oregon Fund is subject to the following risks:

 . Because the Fund invests primarily in the securities of Oregon issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems.

 . Oregon's economy continues to be affected by the technology manufacturing, forest products, and agricultural industries, which have all declined in recent years due to declining exports to Asia.

Oregon Fund

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.
                          Class A Annual Total Returns
                                 Calendar Years

                                  [GRAPH]
                              90          6.50%
                              91         10.82%
                              92          7.78%
                              93         10.90%
                              94         -4.56%
                              95         14.55%
                              96          3.81%
                              97          9.05%
                              98          6.09%
                              99         -3.95%

Best calendar quarter return: 6.15% - quarter ended 3/31/95.

Worst calendar quarter return: -4.48% - quarter ended 3/31/94.

                          Average Annual Total Returns

                          Periods Ended 12/31/99

                                         CLASS C    CLASS D
                                          SINCE      SINCE
                    ONE   FIVE    TEN   INCEPTION  INCEPTION
                   YEAR   YEARS  YEARS   5/27/99    2/1/94
                   -----  -----  -----  ---------  ---------
  Class A          -8.55% 4.71%  5.41%       --        --
  Class C            n/a   n/a    n/a     -6.97%       --
  Class D          -5.86  4.74    n/a        --      2.87%
  Lehman Brothers
  Municipal Bond
  Index            -2.06  6.92   6.89     -2.59(1)   4.67(2)

 The Lehman Brothers Municipal Bond
 Index is an unmanaged index that does
 not reflect any fees or sales charges,
 and does not reflect state-specific
 bond market performance.

 (1) From 5/31/99.

 (2) From 1/31/94.

FEES AND EXPENSES

 Shareholder Fees                                    Class A     Class C Class D
 ----------------                                    -------     ------- -------
 Maximum Sales Charge (Load).......................   4.75%          2%      1%
 Maximum Sales Charge (Load) on Purchases (as a %
  of offering price)...............................   4.75%(/1/)     1%    none
 Maximum Deferred Sales
  Charge (Load) (CDSC) on Redemptions (as a % of
  original purchase price or current
  net asset value, whichever is less)..............    none(/1/)     1%      1%
 Annual Fund Operating Expenses for Fiscal 1999
 ----------------------------------------------
 (as a percentage of average net assets)
 Management Fees...................................    .50%        .50%    .50%
 Distribution and/or Service (12b-1) Fees..........    .10%       1.00%   1.00%
 Other Expenses....................................    .26%        .26%    .26%
                                                      -----       -----   -----
 Total Annual Fund Operating Expenses..............    .86%       1.76%   1.76%
                                                      =====       =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $559   $736   $  929   $1,485
Class C    377    649    1,045    2,152
Class D    279    554      954    2,073
If you did not sell your shares at the end of each period, your expenses would be:
         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $559   $736   $  929   $1,485
Class C    277    649    1,045    2,152
Class D    179    554      954    2,073

Pennsylvania Fund

INVESTMENT OBJECTIVE
The Pennsylvania Fund seeks high income exempt from regular federal income tax and Pennsylvania income taxes consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Pennsylvania Fund uses the following investment strategies to pursue its investment objective:

The Pennsylvania Fund invests at least 80% of its net assets in Pennsylvania municipal securities rated investment-grade when purchased. The Fund will ordinarily hold securities with maturities in excess of one year.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on page 2 of this Prospectus, the Pennsylvania Fund is subject to the following risks:

 . Because the Fund invests primarily in the securities of Pennsylvania issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems.

 . Pennsylvania and various of its political subdivisions, including the City of Philadelphia and the City of Scranton, have in the past, encountered financial difficulties due to slowdowns in the pace of economic activity and other factors.

Pennsylvania Fund

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.
                          Class A Annual Total Returns
                                 Calendar Years

                                  [GRAPH]
                              90          5.35%
                              91         11.29%
                              92          9.32%
                              93         12.91%
                              94         -7.03%
                              95         18.01%
                              96          3.44%
                              97          8.70%
                              98          6.14%
                              99         -5.19%

Best calendar quarter return: 7.59% - quarter ended 3/31/95.

Worst calendar quarter return: -6.40% - quarter ended 3/31/94.

                          Average Annual Total Returns

                          Periods Ended 12/31/99

                                         CLASS C    CLASS D
                                          SINCE      SINCE
                    ONE   FIVE    TEN   INCEPTION  INCEPTION
                   YEAR   YEARS  YEARS   5/27/99    2/1/94
                   -----  -----  -----  ---------  ---------
  Class A          -9.70% 4.92%  5.52%       --        --
  Class C            n/a   n/a    n/a     -7.77%       --
  Class D          -6.82  5.11    n/a        --      2.65%
  Lehman Brothers
  Municipal Bond
  Index            -2.06  6.92   6.89     -2.59(1)   4.67(2)

 The Lehman Brothers Municipal Bond
 Index is an unmanaged index that does
 not reflect any fees or sales charges,
 and does not reflect state-specific
 bond market performance.

 (1) From 5/31/99.

 (2) From 1/31/94.

FEES AND EXPENSES

 Shareholder Fees                                   Class A       Class C Class D
 ----------------                                  ---------      ------- -------
 Maximum Sales Charge (Load)....................       4.75%          2%      1%
 Maximum Sales Charge (Load) on Purchases (as a
  % of offering price)..........................       4.75%(/1/)     1%    none
 Maximum Deferred Sales
  Charge (Load) (CDSC) on Redemptions (as a % of
  original purchase price or current net asset
  value, whichever is less).....................   none(/1/)          1%      1%
 Annual Fund Operating
 Expenses for Fiscal 1999
 ------------------------
 (as a percentage of average net assets)
 Management Fees................................        .50%        .50%    .50%
 Distribution and/or
  Service (12b-1) Fees..........................        .25%       1.00%   1.00%
 Other Expenses.................................        .46%        .46%    .46%
                                                   ---------       -----   -----
 Total Annual Fund Operating Expenses...........       1.21%       1.96%   1.96%
                                                   =========       =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
-------

This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $592   $841   $1,108   $1,871
Class C    397    709    1,147    2,362
Class D    299    615    1,057    2,285
If you did not sell your shares at the end of each period, your expenses would be:
         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $592   $841   $1,108   $1,871
Class C    297    709    1,147    2,362
Class D    199    615    1,057    2,285

South Carolina Fund

INVESTMENT OBJECTIVES
The South Carolina Fund seeks to maximize income exempt from regular federal income taxes and from South Carolina personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The South Carolina Fund uses the following investment strategies to pursue its investment objectives:

The South Carolina Fund invests at least 80% of its net assets in South Carolina municipal securities rated investment- grade when purchased.

The Fund generally invests in long-term quality municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on page 2 of this Prospectus, the South Carolina Fund is subject to the following risks:

 . Because the Fund invests primarily in the securities of South Carolina issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems.

 . While South Carolina has not defaulted on its bonded debt since 1879, the State did experience certain budgeting difficulties in recent years through June 30, 1993. These difficulties have not to date impacted the State's ability to pay its indebtedness, but did result in S&P lowering its rating on South Carolina general obligation bonds in 1993. The rating was restored to AAA in 1996.

South Carolina Fund

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance does not indicate future results.
                          Class A Annual Total Returns
                                 Calendar Years

                                  [GRAPH]
                              90          6.01%
                              91         11.52%
                              92          8.39%
                              93         11.71%
                              94         -6.70%
                              95         17.65%
                              96          3.93%
                              97          8.72%
                              98          5.73%
                              99         -5.59%

Best calendar quarter return: 7.23% - quarter ended 3/31/95.

Worst calendar quarter return: -6.18% - quarter ended 3/31/94.


                          Average Annual Total Returns

                          Periods Ended 12/31/99

                                          CLASS C    CLASS D
                                           SINCE      SINCE
                    ONE    FIVE    TEN   INCEPTION  INCEPTION
                    YEAR   YEARS  YEARS   5/27/99    2/1/94
                   ------  -----  -----  ---------  ---------
  Class A          -10.07% 4.79%  5.37%       --        --
  Class C             n/a   n/a    n/a     -8.06%       --
  Class D           -7.22  4.89    n/a        --      2.55%
  Lehman Brothers
  Municipal Bond
  Index             -2.06  6.92   6.89     -2.59(1)   4.67(2)

 The Lehman Brothers Municipal Bond
 Index is an unmanaged index that does
 not reflect any fees or sales charges,
 and does not reflect state-specific
 bond market performance.

 (1) From 5/31/99.

 (2) From 1/31/94.

FEES AND EXPENSES

Shareholder Fees                                  Class A       Class C Class D
----------------                                 ---------      ------- -------
Maximum Sales Charge (Load).....................     4.75%          2%      1%
 Maximum Sales Charge (Load) on Purchases (as a
 % of offering price)...........................     4.75%(/1/)     1%    none
 Maximum Deferred Sales
 Charge (Load) (CDSC) on Redemptions (as a % of
 original purchase price or current
 net asset value, whichever is less)............ none(/1/)          1%      1%
Annual Fund Operating
Expenses for Fiscal 1999
------------------------
(as a percentage of average net assets)
Management Fees.................................      .50%        .50%    .50%
Distribution and/or
 Service (12b-1) Fees...........................      .10%       1.00%   1.00%
Other Expenses..................................      .23%        .23%    .23%
                                                 ---------       -----   -----
Total Annual Fund Operating Expenses............      .83%       1.73%   1.73%
                                                 =========       =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $556   $727   $  914   $1,452
Class C    374    639    1,029    2,121
Class D    276    545      939    2,041
If you did not sell your shares at the end of each period, your expenses would be:
         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $556   $727   $  914   $1,452
Class C    274    639    1,029    2,121
Class D    176    545      939    2,041

Management of the Funds

A Board of Directors or Board of Trustees (as applicable) provides broad supervision over the affairs of each Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman manages the investment of each Fund's assets, including making purchases and sales of portfolio securities consistent with each Fund's investment objective and strategies, and administers each Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 20 US registered investment companies, which offer more than 50 investment portfolios with approximately $27.4 billion in assets as of December 31, 1999. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at December 31, 1999, of approximately $11.3 billion.

Each Fund pays Seligman a fee for its management services. The fee for each Fund is equal to an annual rate of .50% of the Fund's average daily net assets.

   Affiliates of Seligman:

   Seligman Advisors, Inc.:
   Each Fund's general
   distributor; responsible
   for accepting orders for
   purchases and sales of Fund
   shares.

   Seligman Services, Inc.:
   A limited purpose
   broker/dealer; acts as the
   broker/dealer of record for
   shareholder accounts that
   do not have a designated
   financial advisor.

   Seligman Data Corp. (SDC):
   Each Fund's shareholder
   service agent; provides
   shareholder account
   services to the Fund at
   cost

  Year 2000

  January 1, 2000 has come and gone. Participants in the financial services industry, including Seligman and SDC, have substantially completed programs designed to ensure that their computer systems properly process and calculate date-related information in the Year 2000 and beyond. To date, the Funds have not experienced any Year 2000-related problems, and the Funds believe that the systems on which they rely will continue to function properly, but this is not guaranteed. The Funds, like other investment companies, financial and business organizations and individuals around the world, could be adversely affected if the computer systems on which they rely (including the systems of their third-party service providers) fail to interpret data properly because of Year 2000 issues, including any impact on the issuers of securities in which the Funds invest. A Year 2000 problem yet to be identified or anticipated by those issuers, or identified but not adequately addressed, could adversely impact a Fund's performance.




  Portfolio Management

  The Funds are managed by the Seligman Municipals Team, headed by Mr. Thomas
  G. Moles. Mr. Moles, a Managing Director of Seligman, has been Vice President and Portfolio Manager of the Funds since their inception. He is also President and Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc., two closed-end investment companies.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

 . The amount you plan to invest.

 . How long you intend to remain invested in the Fund, or another Seligman mutual fund.

 . If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

 . Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A
  . Initial sales charge on Fund purchases, as set forth below:

                                                     Sales Charge   Regular Dealer
                                  Sales Charge          as a %         Discount
   Amount                            as a %             of Net        as a % of
   of your Investment        of Offering Price(/1/) Amount Invested Offering Price
   ------------------        ---------------------- --------------- --------------
   Less than $ 50,000                 4.75%              4.99%           4.25%
   $50,000 - $ 99,999                 4.00               4.17            3.50
   $100,000 - $249,999                3.50               3.63            3.00
   $250,000 - $499,999                2.50               2.56            2.25
   $500,000 - $999,999                2.00               2.04            1.75
   $1,000,000 and over(/2/)           0.00               0.00            0.00

  (/1/) "Offering Price" is the amount that you actually pay for Fund shares;
        it includes the initial sales charge.
  (/2/) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

  . Annual 12b-1 fee (for shareholder services) of up to 0.25%.

  . No sales charge on reinvested dividends or capital gain distributions.

  . Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.

Class C
  . Initial sales charge on Fund purchases, as set forth below:

                                                       Sales Charge   Regular Dealer
                                    Sales Charge          as a %         Discount
                                       as a %             of Net        as a % of
   Amount of your Investment   of Offering Price(/1/) Amount Invested Offering Price
   -------------------------   ---------------------- --------------- --------------
   Less than $100,000                   1.00%              1.01%           1.00%
   $100,000 - $249,999                  0.50               0.50            0.50
   $250,000 -
     $1,000,000(/2/)                    0.00               0.00            0.00

  (/1/) "Offering Price" is the amount that you actually pay for Fund shares;
        it includes the initial sales charge.
  (/2/) Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

  . A 1% CDSC on shares sold within eighteen months of purchase.

  . Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

  . No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

  .  No sales charge on reinvested dividends or capital gain distributions.

  . No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Class D*
  . No initial sales charge on purchases.

  . A 1% CDSC on shares sold within one year of purchase.

  . Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

  . No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

  * Class D shares are not available to all investors. You may purchase Class D shares only if (1) you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Board of Directors or Trustees, as applicable, believes that no conflict of interest currently exists between a Fund's Class A, Class C and Class D shares. On an ongoing basis, the Directors or Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (oldest to youngest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy shares of the same class of any other Seligman mutual fund. For the purpose of calculating the CDSC when you sell shares that you acquired by exchanging shares of a Fund, it will be assumed that you held the shares since the date you purchased the shares of that Fund.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be included in the purchase price for Class A shares. Purchase or sale orders received by an authorized dealer or financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and accepted by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. Your broker/dealer or financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.


                       If your buy or sell order is received by your
 NAV:                  broker/dealer or financial advisor after the close of
 Computed              regular trading on the NYSE, or is accepted by Seligman
 separately for        Advisors after the close of business, the order will be
 each Class of a       executed at the Class's NAV calculated as of the close
 Fund by dividing      of regular trading on the next NYSE trading day. When
 that Class's          you sell shares, you receive the Class's per share NAV,
 share of the          less any applicable CDSC.
 value of the net
 assets of the         The NAV of a Fund's shares is determined each day,
 Fund (i.e., its       Monday through Friday, on days that the NYSE is open
 assets less           for trading. Because of their higher 12b-1 fees, the
 liabilities) by       NAV of Class C shares and Class D shares will generally
 the total number      be lower than the NAV of Class A shares of a Fund.
 of outstanding
 shares of the
 Class.

Securities owned by a Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Board of Directors or Trustees, as applicable.

Opening Your Account

The Funds' shares are sold through authorized broker/dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy-Class D."

To make your initial investment in a Fund, contact your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

  .Regular (non-retirement) accounts: $1,000
  .For accounts opened concurrently with Invest-A-Check(R):
  $100 to open if you will be making monthly investments
  $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate account statements will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account request. Send your request and a check for the fee to SDC.

   If you want to be able to buy, sell, or exchange shares by telephone, you should complete an
  application when you open your account. This will prevent you from having to complete a
supplemental election form (which may require a signature guarantee) at a later date.

How to Buy Additional Shares


After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent purchases must be for $100 or more.

Shares may be purchased through your authorized broker/dealer or financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Your investment will be made in the Class you already own.

Send investment checks to:
           Seligman Data Corp.
           P.O. Box 9766
           Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use third party or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check.(R) You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of any Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, or Class C shares, you may pay an initial sales charge to buy shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of a Fund. If you wish to use this service, contact SDC or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name and Class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS or any other institution that provides direct deposit. Call SDC for more information.

Seligman Time Horizon MatrixSM. (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact your financial advisor for more information.

Seligman HarvesterSM. If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your income needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, and prioritizing your expenses and establishing a prudent withdrawal schedule.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy
shares of the same Class of another
Seligman mutual fund, or you may
sell shares of another Seligman
mutual fund to buy Fund shares.
Exchanges will be made at each
fund's respective NAV. You will not
pay an initial sales charge when you
exchange, unless you exchange Class
A shares or Class C shares of
Seligman Cash Management Fund to buy
shares of the same class of a Fund
or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's required minimum initial investment.

Before making an exchange, contact your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may sell shares to the Fund through a broker/dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the dealer or financial advisor may charge a service fee. Contact your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

As an additional measure to protect you and the Fund, SDC may confirm written redemption requests that are (1) for $25,000 or more, or (2) directed to be paid to an alternate payee or sent to an address other than the address of record, with you or your financial advisor by telephone before sending your money. This will not affect the date on which your redemption request is actually processed.

You will need to guarantee your signature(s) if the proceeds are:

  (1) $50,000 or more;

  (2) to be paid to someone other than the account owner; or

  (3) mailed to other than your address of record.


 Signature
 Guarantee:
 Protects you and the Funds
 from fraud it guarantees
 that a signature is genuine.
 A guarantee must be obtained
 from an eligible financial
 institution. Notarization by
 a notary public is not an
 acceptable guarantee.


You may need to provide additional documents to sell shares if you are:

 .a corporation;
 .an executor or administrator;
 .a trustee or custodian; or
 .in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account services to sell shares:

Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class C shares and Class D shares and reinvest your dividends and capital gain distributions, you may annually withdraw 10%, respectively, of the value of your Fund account (at the time of election) without a CDSC.

Check Redemption Service. If you have at least $25,000 in a Fund, you may ask SDC to provide checks which may be drawn against your account in amounts of $500 or more. You may elect this service on your initial application or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, or if you own Class B shares, check redemptions may be subject to a CDSC. If you own Class D or Class C shares, you may use this service only with respect to shares that you have held for at least one year or eighteen months, respectively.

Important Policies That May Affect Your Account


To protect you and other shareholders, each Fund reserves the right to:

 . Refuse an exchange request if:

   1. you have exchanged twice from the same fund in any three-month period;

   2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of a Fund's net assets; or

   3. you or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

 . Refuse any request to buy Fund shares;

 . Reject any request received by telephone;

 . Suspend or terminate telephone services;

 . Reject a signature guarantee that SDC believes may be fraudulent;

 . Close your fund account if its value falls below $500;

 . Close your account if it does not have a certified taxpayer identification number.

Telephone Services

You and your broker/dealer or financial representative or advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

 . Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

 . Exchange shares between funds;

 . Change dividend and/or capital gain distribution options;

 . Change your address;

 . Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).

Restrictions apply to certain types of accounts:

 . Trust accounts on which the current trustee is not listed may not sell
   Fund shares by phone.

 . Corporations may not sell Fund shares by phone.

 . IRAs may only exchange Fund shares or request address changes by phone.

 . Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental elec-tion form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. Your broker/dealer or financial advisor representative or financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of shares. In this case, you may need to write, and it may take longer for your request to be processed. A Fund's NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine.

Reinstatement Privilege

If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the same Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Dividends and Capital Gain Distributions

Each Fund generally declares any dividends from net investment income daily and pays dividends on the 17th of each month. If the 17th day of a month falls on a weekend or on a NYSE holiday, the dividend will be distributed on the previous business day. The Funds distribute net capital gains realized on investments annually. It is expected that the Funds' distributions will be primarily income dividends.


                       You may elect to:


                       (1) reinvest both dividends and capital gain
 Dividend:                 distributions;

                       (2) receive dividends in cash and reinvest capital gain
 A payment by a            distributions; or
 mutual fund,
 usually derived
 from the fund's
 net investment
 income
 (dividends and
 interest earned
 on portfolio
 securities less
 expenses).

                       (3) receive both dividends and capital gain
                           distributions in cash.

                       Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise.

                       If you want to change your election, you may write SDC at the address listed on the back cover of this prospectus or, if you have telephone services, you or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.


 Capital Gain          Cash dividends or capital gain distributions will be
 Distribution:         sent by check to your address of record or, if you have
 A payment to          current ACH bank information on file, directly
 mutual fund           deposited into your predesignated bank account within
 shareholders          3-4 business days from the payable date.
 which represents
 profits realized
 on the sale of
 securities in a
 Fund's
 portfolio.

                       Dividends and capital gain distributions are reinvested to buy additional shares on the payable date using the NAV of the payable date.

                       Dividends on Class C shares and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions, if any, will be paid in the same amount for each Class.

 Ex-dividend
 Date:
 The day on which
 any declared
 distributions
 (dividends or
 capital gains)
 are deducted
 from the Fund's
 assets before it
 calculates
 its NAV.


Taxes

The Funds intend to pay dividends that are exempt from regular income tax. A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local tax. If you would like more specific information on the possible tax consequences of investing in a particular Fund, you should read that Fund's Statement of Additional Information.

Dividends paid by the Funds are taxable to you as ordinary income. Any capital gains distributed by a Fund may be taxable, whether you take them in cash or reinvest them to buy additional Fund shares. Capital gains may be taxed at different rates depending on the length of time a Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

Financial Highlights

The tables below are intended to help you understand the financial performance of each Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and capital gain distributions. Total returns do not reflect any sales charges. Deloitte & Touche LLP, independent auditors, have audited this information for each Fund. Their reports, along with the financial statements, are included in each Fund's Annual Report, which is available upon request.

NATIONAL FUND

                                            CLASS A                             CLASS C
                           -------------------------------------------------   -----------
                                   Year ended September 30,                    5/27/99(**)
                           -------------------------------------------------       to
                            1999       1998      1997      1996       1995       9/30/99
                           -------   --------   -------   -------   --------   -----------
 Per Share Data:*
 Net asset value,
  beginning
  of period..............    $8.32      $8.01     $7.70     $7.58      $7.18      $8.08
                           -------   --------   -------   -------   --------     ------
 Income from investment
  operations:
 Net investment income...     0.39       0.39      0.39      0.40       0.40       0.11
 Net gains or losses on
  securities (both
  realized and
  unrealized)............    (0.64)      0.31      0.31      0.12       0.40      (0.40)
                           -------   --------   -------   -------   --------     ------
 Total from investment
  operations.............    (0.25)      0.70      0.70      0.52       0.80      (0.29)
                           -------   --------   -------   -------   --------     ------
 Less distributions:
 Dividends from net
  investment income......    (0.39)     (0.39)    (0.39)    (0.40)     (0.40)     (0.11)
 Distributions from
  capital gains..........       --         --        --        --         --         --
                           -------   --------   -------   -------   --------     ------
 Total distributions.....    (0.39)     (0.39)    (0.39)    (0.40)     (0.40)     (0.11)
                           -------   --------   -------   -------   --------     ------
 Net asset value, end of
  period.................    $7.68      $8.32     $8.01     $7.70      $7.58      $7.68
                           =======   ========   =======   =======   ========     ======
 Total Return:               (3.11)%     9.00 %    9.40 %    6.97 %    11.48 %    (3.38)%
 Ratios/Supplemental
  Data:
 Net assets, end of
  period
  (in thousands).........  $90,296   $101,909   $97,481   $98,767   $104,184       $115
 Ratio of expenses to
  average
  net assets.............    0.83%      0.80%     0.84%     0.80%      0.86%      1.74%+
 Ratio of net income to
  average
  net assets.............    4.83%      4.82%     5.05%     5.19%      5.46%      4.10%+
 Portfolio turnover
  rate...................   13.37%     18.00%    20.63%    33.99%     24.91%     13.37%++
                                        CLASS D
                           --------------------------------------------
                                Year ended September 30,
                           --------------------------------------------
                            1999     1998     1997     1996     1995
                           -------- -------- -------- -------- --------
 Per Share Data:*
 Net asset value,
  beginning
  of period..............   $8.31    $8.02    $7.70    $7.57    $7.18
                           -------- -------- -------- -------- --------
 Income from investment
  operations:
 Net investment income...    0.32     0.32     0.32     0.33     0.32
 Net gains or losses on
  securities (both
  realized and
  unrealized)............   (0.63)    0.29     0.32     0.13     0.39
                           -------- -------- -------- -------- --------
 Total from investment
  operations.............   (0.31)    0.61     0.64     0.46     0.71
                           -------- -------- -------- -------- --------
 Less distributions:
 Dividends from net
  investment income......   (0.32)   (0.32)   (0.32)   (0.33)   (0.32)
 Distributions from
  capital gains..........      --       --       --       --       --
                           -------- -------- -------- -------- --------
 Total distributions.....   (0.32)   (0.32)   (0.32)   (0.33)   (0.32)
                           -------- -------- -------- -------- --------
 Net asset value, end of
  period.................   $7.68    $8.31    $8.02    $7.70    $7.57
                           ======== ======== ======== ======== ========
 Total Return:              (3.85)%   7.76 %   8.56 %   6.13 %  10.17 %
 Ratios/Supplemental
  Data:
 Net assets, end of
  period
  (in thousands).........  $8,079   $7,392   $2,279   $4,826   $1,215
 Ratio of expenses to
  average
  net assets.............   1.73%    1.71%    1.75%    1.67%    1.95%
 Ratio of net income to
  average
  net assets.............   3.93%    3.91%    4.15%    4.27%    4.40%
 Portfolio turnover
  rate...................  13.37%   18.00%   20.63%   33.99%   24.91%

-------------

See footnotes on page 59.

CALIFORNIA HIGH-YIELD FUND

                                           CLASS A                         CLASS C                CLASS D
                           --------------------------------------------  ----------- ---------------------------------------
                                  Year ended September 30,               5/27/99(**)      Year ended September 30,
                           --------------------------------------------      to      ---------------------------------------
                            1999      1998     1997     1996     1995      9/30/99    1999     1998    1997    1996    1995
                           -------   -------  -------  -------  -------  ----------- ------   ------  ------  ------  ------
 Per Share Data:*
 Net asset value,
  beginning
  of period..............    $6.80     $6.61    $6.50    $6.47    $6.30     $6.62     $6.80    $6.61   $6.51   $6.48   $6.31
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Income from investment
  operations:
 Net investment income...     0.31      0.32     0.34     0.36     0.37      0.09      0.25     0.26    0.28    0.30    0.31
 Net gains or losses on
  securities (both
  realized and
  unrealized)............    (0.50)     0.22     0.20     0.05     0.17     (0.33)    (0.49)    0.22    0.19    0.05    0.17
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Total from investment
  operations.............    (0.19)     0.54     0.54     0.41     0.54     (0.24)    (0.24)    0.48    0.47    0.35    0.48
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Less distributions:
 Dividends from net
  investment income......    (0.31)    (0.32)   (0.34)   (0.36)   (0.37)    (0.09)    (0.25)   (0.26)  (0.28)  (0.30)  (0.31)
 Distributions from
  capital gains..........    (0.02)    (0.03)   (0.09)   (0.02)      --        --     (0.02)   (0.03)  (0.09)  (0.02)     --
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Total distributions.....    (0.33)    (0.35)   (0.43)   (0.38)   (0.37)    (0.09)    (0.27)   (0.29)  (0.37)  (0.32)  (0.31)
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Net asset value, end of
  period.................    $6.28     $6.80    $6.61    $6.50    $6.47     $6.29     $6.29    $6.80   $6.61   $6.51   $6.48
                           =======   =======  =======  =======  =======    ======    ======   ======  ======  ======  ======
 Total Return:               (2.82)%    8.45%    8.74%    6.49%    8.85%    (3.79)%   (3.54)%   7.47%   7.60%   5.53%   7.78%
 Ratios/Supplemental
  Data:
 Net assets, end of
  period
  (in thousands).........  $57,807   $ 58,374 $52,883  $50,264  $51,504    $1,041    $7,658   $6,393  $3,320  $1,919  $1,277
 Ratio of expenses to
  average
  net assets.............     0.84%     0.82%    0.87%    0.84%    0.90%    1.72%+     1.74%    1.73%   1.77%   1.74%   1.91%
 Ratio of net income to
  average
  net assets.............     4.71%     4.81%    5.26%    5.49%    5.84%    3.95%+     3.81%    3.90%   4.36%   4.59%   4.84%
 Portfolio turnover
  rate...................    27.61%    10.75%   22.42%   34.75%   17.64%   27.61%++   27.61%   10.75%  22.42%  34.75%  17.64%

CALIFORNIA QUALITY FUND
 Per Share Data:*
 Net asset value,
  beginning
  of period..............    $7.21     $6.99    $6.75    $6.65    $6.39     $6.75     $7.19    $6.97   $6.74   $6.63   $6.38
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Income from investment
  operations:
 Net investment income...     0.31      0.33     0.34     0.35     0.34      0.09      0.25     0.27    0.28    0.28    0.28
 Net gains or losses on
  securities (both
  realized and
  unrealized)............    (0.56)     0.25     0.24     0.11     0.32     (0.35)    (0.56)    0.25    0.23    0.12    0.31
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Total from investment
  operations.............    (0.25)     0.58     0.58     0.46     0.66     (0.26)    (0.31)    0.52    0.51    0.40    0.59
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Less distributions:
 Dividends from net
  investment income......    (0.31)    (0.33)   (0.34)   (0.35)   (0.34)    (0.09)    (0.25)   (0.27)  (0.28)  (0.28)  (0.28)
 Distributions from
  capital gains..........    (0.23)    (0.03)      --    (0.01)   (0.06)       --     (0.23)   (0.03)     --   (0.01)  (0.06)
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Total distributions.....    (0.54)    (0.36)   (0.34)   (0.36)   (0.40)    (0.09)    (0.48)   (0.30)  (0.28)  (0.29)  (0.34)
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Net asset value, end of
  period.................    $6.42     $7.21    $6.99    $6.75    $6.65     $6.40     $6.40    $7.19   $6.97   $6.74   $6.63
                           =======   =======  =======  =======  =======    ======    ======   ======  ======  ======  ======
 Total Return:               (3.68)%    8.67%    8.87%    7.00%   10.85%    (4.04)%   (4.58)%   7.71%   7.75%   6.20%   9.61%
 Ratios/Supplemental
  Data:
 Net assets, end of
  period
  (in thousands).........  $74,793   $87,522  $86,992  $95,560  $94,947    $   10    $4,286   $2,302  $1,677  $1,645  $  863
 Ratio of expenses to
  average
  net assets.............     0.82%     0.77%    0.82%    0.79%    0.89%    1.72%+     1.72%    1.68%   1.72%   1.69%   1.88%
 Ratio of net income to
  average
  net assets.............     4.56%     4.75%    4.99%    5.11%    5.34%    3.80%+     3.66%    3.84%   4.09%   4.21%   4.36%
 Portfolio turnover
  rate...................    20.24%    30.82%   12.16%   12.84%   11.24%   20.24%++   20.24%   30.82%  12.16%  12.84%  11.24%

-------------

See footnotes on page 59.

COLORADO FUND

                                           CLASS A                         CLASS C                CLASS D
                           --------------------------------------------  ----------- ---------------------------------------
                                  Year ended September 30,               5/27/99(**)      Year ended September 30,
                           --------------------------------------------      to      ---------------------------------------
                            1999      1998     1997     1996     1995      9/30/99    1999     1998    1997    1996    1995
                           -------   -------  -------  -------  -------  ----------- ------   ------  ------  ------  ------
 Per Share Data:*
 Net asset value,
  beginning of period....    $7.64     $7.42    $7.27    $7.30    $7.09     $7.47     $7.63    $7.42   $7.27   $7.29   $7.09
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Income from investment
  operations:
 Net investment income...     0.34      0.36     0.37     0.37     0.38      0.10      0.28     0.29    0.30    0.31    0.30
 Net gains or losses on
  securities
  (both realized and
  unrealized)............    (0.54)     0.22     0.15    (0.03)    0.21     (0.38)    (0.54)    0.21    0.15   (0.02)   0.20
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Total from investment
  operations.............    (0.20)     0.58     0.52     0.34     0.59     (0.28)    (0.26)    0.50    0.45    0.29    0.50
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Less distributions:
 Dividends from net
  investment income......    (0.34)    (0.36)   (0.37)   (0.37)   (0.38)    (0.10)    (0.28)   (0.29)  (0.30)  (0.31)  (0.30)
 Distributions from
  capital gains..........       --        --       --       --       --        --        --       --      --      --      --
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Total distributions.....    (0.34)    (0.34)   (0.37)   (0.37)   (0.38)    (0.10)    (0.28)   (0.29)  (0.30)  (0.31)  (0.30)
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Net asset value, end of
  period.................    $7.10     $7.64    $7.42    $7.27    $7.30     $7.09     $7.09    $7.63   $7.42   $7.27   $7.29
                           =======   =======  =======  =======  =======    ======    ======   ======  ======  ======  ======
 Total Return:               (2.67)%    8.03%    7.30%    4.76%    8.56%    (3.93)%   (3.57)%   6.90%   6.34%   3.95%   7.26%
 Ratios/Supplemental
  Data:
 Net assets, end of
  period (in thousands)..  $44,649   $45,583  $49,780  $52,295  $54,858       $60      $917     $344    $238    $255    $193
 Ratio of expenses to
  average net assets.....    0.87%     0.90%    0.90%    0.85%    0.93%     1.73%+    1.77%    1.80%   1.81%   1.75%   2.02%
 Ratio of net income to
  average net assets.....    4.60%     4.80%    5.01%    5.07%    5.31%     3.85%+    3.70%    3.90%   4.10%   4.17%   4.23%
 Portfolio turnover
  rate...................    7.91%    28.66%    3.99%   12.39%   14.70%     7.91%++   7.91%   28.66%   3.99%  12.39%  14.70%

FLORIDA FUND
 Per Share Data:*
 Net asset value,
  beginning of period....    $8.07     $7.80    $7.67    $7.71    $7.34    $ 7.83     $8.08    $7.81   $7.68   $7.72   $7.34
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Income from investment
  operations:
 Net investment
  income***..............     0.34      0.35     0.36     0.38     0.40      0.10      0.28     0.29    0.30    0.32    0.34
 Net gains or losses on
  securities
  (both realized and
  unrealized)............    (0.61)     0.34     0.23     0.04     0.37     (0.40)    (0.60)    0.34    0.23    0.04    0.38
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Total from investment
  operations.............    (0.27)     0.69     0.59     0.42     0.77     (0.30)    (0.32)    0.63    0.53    0.36    0.72
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Less distributions:
 Dividends from net
  investment income......    (0.34)    (0.35)   (0.36)   (0.38)   (0.40)    (0.10)    (0.28)   (0.29)  (0.30)  (0.32)  (0.34)
 Distributions from
  capital gains..........    (0.05)    (0.07)   (0.10)   (0.08)      --        --     (0.05)   (0.07)  (0.10)  (0.08)     --
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Total distributions.....    (0.39)    (0.42)   (0.46)   (0.46)   (0.40)    (0.10)    (0.33)   (0.36)  (0.40)  (0.40)  (0.34)
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Net asset value, end of
  period.................    $7.41     $8.07    $7.80    $7.67    $7.71     $7.43     $7.43    $8.08   $7.81   $7.68   $7.72
                           =======   =======  =======  =======  =======    ======    ======   ======  ======  ======  ======
 Total Return:               (3.42)%    9.16%    8.01%    5.54%   10.87%    (3.96)%   (4.01)%   8.32%   7.18%   4.74%  10.07%
 Ratios/Supplemental
  Data:
 Net assets, end of
  period (in thousands)..  $37,606   $42,464  $42,024  $45,200  $49,030      $254    $1,843   $1,940  $1,678  $1,277    $603
 Ratio of expenses to
  average net assets***..    1.03%     1.00%    1.04%    0.97%    0.72%     1.78%+    1.78%    1.77%   1.81%   1.73%   1.66%
 Ratio of net income to
  average net assets***..    4.38%     4.45%    4.70%    4.90%    5.38%     3.82%+    3.63%    3.68%   3.93%   4.14%   4.53%
 Portfolio turnover
  rate...................   18.31%     6.73%   33.68%   18.53%   11.82%    18.31%++  18.31%    6.73%  33.68%  18.53%  11.82%

-------------

See footnotes on page 59.

GEORGIA FUND

                                           CLASS A                         CLASS C                 CLASS D
                           --------------------------------------------  ----------- ---------------------------------------
                                  Year ended September 30,               5/27/99(**)      Year ended September 30,
                           --------------------------------------------      to      ---------------------------------------
                            1999      1998     1997     1996     1995      9/30/99    1999     1998    1997    1996    1995
                           -------   -------  -------  -------  -------  ----------- ------   ------  ------  ------  ------
 Per Share Data:*
 Net asset value,
  beginning of period....    $8.38     $8.12    $7.87    $7.81    $7.48     $8.17     $8.40    $8.13   $7.88   $7.82   $7.49
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Income from investment
  operations:
 Net investment
  income***..............     0.37      0.38     0.38     0.39     0.39      0.11      0.30     0.30    0.31    0.32    0.32
 Net gains or losses on
  securities
  (both realized and
  unrealized)............    (0.58)     0.29     0.28     0.11     0.43     (0.41)    (0.59)    0.30    0.28    0.11    0.43
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Total from investment
  operations.............    (0.21)     0.67     0.66     0.50     0.82     (0.30)    (0.29)    0.60    0.59    0.43    0.75
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Less distributions:
 Dividends from net
  investment income......    (0.37)    (0.38)   (0.38)   (0.39)   (0.39)    (0.11)    (0.30)   (0.30)  (0.31)  (0.32)  (0.32)
 Distributions from
  capital gains..........    (0.05)    (0.03)   (0.03)   (0.05)   (0.10)       --     (0.05)   (0.03)  (0.03)  (0.05)  (0.10)
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Total distributions.....    (0.42)    (0.41)   (0.41)   (0.44)   (0.49)    (0.11)    (0.35)   (0.33)  (0.34)  (0.37)  (0.42)
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Net asset value, end of
  period.................    $7.75     $8.38    $8.12    $7.87    $7.81     $7.76     $7.76    $8.40   $8.13   $7.88   $7.82
                           =======   =======  =======  =======  =======    ======    ======   ======  ======  ======  ======
 Total Return:               (2.63)%    8.44%    8.65%    6.56%   11.66%    (3.84)%   (3.61)%   7.59%   7.67%   5.60%  10.58%
 Ratios/Supplemental
  Data:
 Net assets, end of
  period (in thousands)..  $42,692   $48,424  $50,614  $50,995  $57,678      $176    $2,318   $2,809  $2,640  $2,327  $2,079
 Ratio of expenses to
  average net assets***..    0.87%     0.89%    0.89%    0.83%    0.91%     1.74%+    1.77%    1.80%   1.79%   1.73%   1.90%
 Ratio of net income to
  average net assets***..    4.59%     4.57%    4.82%    4.94%    5.26%     3.89%+    3.69%    3.66%   3.92%   4.03%   4.28%
 Portfolio turnover
  rate...................   23.93%     2.92%   12.28%   16.24%    3.36%    23.93%++  23.93%    2.92%  12.28%  16.24%   3.36%

LOUISIANA FUND

 Per Share Data:*
 Net asset value,
  beginning of period....    $8.51     $8.28    $8.16    $8.14    $7.94     $8.19     $8.50     8.27   $8.16   $8.14   $7.94
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Income from investment
  operations:
 Net investment income...     0.39      0.41     0.41     0.42     0.43      0.11      0.32     0.33    0.34    0.35    0.35
 Net gains or losses on
  securities
  (both realized and
  unrealized)............    (0.59)     0.24     0.23     0.08     0.34     (0.39)    (0.59)    0.24    0.22    0.08    0.34
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Total from investment
  operations.............    (0.20)     0.65     0.64     0.50     0.77     (0.28)   (0.27)     0.57    0.56    0.43    0.69
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Less distributions:
 Dividends from net
  investment income......    (0.39)    (0.41)   (0.41)   (0.42)   (0.43)    (0.11)    (0.32)   (0.33)  (0.34)  (0.35)  (0.35)
 Distributions from
  capital gains..........    (0.11)    (0.01)   (0.11)   (0.06)   (0.14)       --     (0.11)   (0.01)  (0.11)  (0.06)  (0.14)
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Total distributions.....    (0.50)    (0.42)   (0.52)   (0.48)   (0.57)    (0.11)    (0.43)   (0.34)  (0.45)  (0.41)  (0.49)
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Net asset value, end of
  period.................    $7.81     $8.51    $8.28    $8.16    $8.14     $7.80     $7.80    $8.50   $8.27   $8.16   $8.14
                           =======   =======  =======  =======  =======    ======    ======   ======  ======  ======  ======
 Total Return:               (2.44)%    8.08%    8.17%    6.32%   10.30%    (3.55)%   (3.33)%   7.11%   7.07%   5.37%   9.17%
 Ratios/Supplemental
  Data:
 Net assets, end of
  period (in thousands)..  $51,543   $56,308  $56,199  $57,264  $61,988    $   --      $908     $837    $509    $389    $465
 Ratio of expenses to
  average net assets.....    0.84%     0.88%    0.86%    0.82%    0.89%     1.71%+    1.74%    1.78%   1.76%   1.72%   1.91%
 Ratio of net income to
  average net assets.....    4.76%     4.86%    5.08%    5.15%    5.44%     4.00%+    3.86%    3.96%   4.18%   4.25%   4.41%
 Portfolio turnover
  rate...................    8.67%    15.72%   16.08%   10.08%    4.82%     8.67%++   8.67%   15.72%  16.08%  10.08%   4.82%

-------------

See footnotes on page 59.

MARYLAND FUND

                                                           CLASS A                           CLASS C
                                         ------------------------------------------------  -----------
                                                  Year ended September 30,                 5/27/99(**)
                                         ------------------------------------------------      to
                                          1999       1998      1997      1996      1995      9/30/99
                                         -------   --------  --------  --------  --------  -----------
 Per Share Data:*
 Net asset value, beginning of period..    $8.32      $8.14     $7.99     $7.96     $7.71     $8.13
                                         -------   --------  --------  --------  --------    ------
 Income from investment
  operations:
 Net investment income...                   0.39       0.40      0.40      0.40      0.41      0.11
 Net gains or losses on
  securities
  (both realized and
  unrealized)............                  (0.50)      0.23      0.19      0.06      0.38     (0.33)
                                         -------   --------  --------  --------  --------    ------
 Total from investment
  operations.............                  (0.11)      0.63      0.59      0.46      0.79     (0.22)
                                         -------   --------  --------  --------  --------    ------
 Less distributions:
 Dividends from net
  investment income......                  (0.39)     (0.40)    (0.40)    (0.40)    (0.41)    (0.11)
 Distributions from
  capital gains..........                  (0.03)     (0.05)    (0.04)    (0.03)    (0.13)       --
                                         -------   --------  --------  --------  --------    ------
 Total distributions.....                  (0.42)     (0.45)    (0.44)    (0.43)    (0.54)    (0.11)
                                         -------   --------  --------  --------  --------    ------
 Net asset value, end of
  period.................                  $7.79      $8.32     $8.14     $7.99     $7.96     $7.80
                                         =======   ========  ========  ========  ========    ======
 Total Return:                             (1.45)%     7.89%     7.64%     6.00%    10.90%    (2.83)%
 Ratios/Supplemental
  Data:
 Net assets, end of
  period (in thousands)..                $49,523    $54,891   $52,549   $54,041   $56,290       $75
 Ratio of expenses to
  average net assets.....                  0.87%      0.89%     0.90%     0.84%     0.96%     1.75%+
 Ratio of net income to
  average net assets.....                  4.77%      4.82%     4.99%     5.05%     5.31%     4.04%+
 Portfolio turnover
  rate...................                  1.80%      7.59%    14.79%     5.56%     3.63%     1.80%++
                                                      CLASS D
                                         ----------------------------------------
                                              Year ended September 30,
                                         ----------------------------------------
                                          1999     1998    1997    1996    1995
                                         -------- ------- ------- ------- -------
 Per Share Data:*
 Net asset value, beginning of period..   $8.33    $8.15   $7.99   $7.97   $7.72
                                         -------- ------- ------- ------- -------
 Income from investment
  operations:
 Net investment income...                  0.31     0.32    0.33    0.33    0.33
 Net gains or losses on
  securities
  (both realized and
  unrealized)............                 (0.50)    0.23    0.20    0.05    0.38
                                         -------- ------- ------- ------- -------
 Total from investment
  operations.............                 (0.19)    0.55    0.53    0.38    0.71
                                         -------- ------- ------- ------- -------
 Less distributions:
 Dividends from net
  investment income......                 (0.31)   (0.32)  (0.33)  (0.33)  (0.33)
 Distributions from
  capital gains..........                 (0.03)   (0.05)  (0.04)  (0.03)  (0.13)
                                         -------- ------- ------- ------- -------
 Total distributions.....                 (0.34)   (0.37)  (0.37)  (0.36)  (0.46)
                                         -------- ------- ------- ------- -------
 Net asset value, end of
  period.................                 $7.80    $8.33   $8.15   $7.99   $7.97
                                         ======== ======= ======= ======= =======
 Total Return:                            (2.00)%   6.91%   6.80%   4.91%   9.75%
 Ratios/Supplemental
  Data:
 Net assets, end of
  period (in thousands)..                $2,775   $3,128  $2,063  $2,047    $630
 Ratio of expenses to
  average net assets.....                 1.77%    1.80%   1.81%   1.72%   2.02%
 Ratio of net income to
  average net assets.....                 3.87%    3.91%   4.08%   4.14%   4.27%
 Portfolio turnover
  rate...................                 1.80%    7.59%  14.79%   5.56%   3.63%

MASSACHUSETTS FUND

 Per Share Data:*
 Net asset value,
  beginning of period....                  $8.27      $7.99     $7.85     $7.91     $7.66     $7.96
                                         -------   --------  --------  --------  --------    ------
 Income from investment
  operations:
 Net investment income...                   0.36       0.38      0.40      0.41      0.42      0.10
 Net gains or losses on
  securities
  (both realized and
  unrealized)............                  (0.75)      0.37      0.22      0.05      0.28     (0.49)
                                         -------   --------  --------  --------  --------    ------
 Total from investment
  operations.............                  (0.39)      0.75      0.62      0.46      0.70     (0.39)
                                         -------   --------  --------  --------  --------    ------
 Less distributions:
 Dividends from net
  investment income......                  (0.36)     (0.38)    (0.40)    (0.41)    (0.42)    (0.10)
 Distributions from
  capital gains..........                  (0.05)     (0.09)    (0.08)    (0.11)    (0.03)       --
                                         -------   --------  --------  --------  --------    ------
 Total distributions.....                  (0.41)     (0.47)    (0.48)    (0.52)    (0.45)    (0.10)
                                         -------   --------  --------  --------  --------    ------
 Net asset value, end of
  period.................                  $7.47      $8.27     $7.99     $7.85     $7.91     $7.47
                                         =======   ========  ========  ========  ========    ======
 Total Return:                             (4.85)%     9.80%     8.11%     5.97%     9.58%    (5.02)%
 Ratios/Supplemental
  Data:
 Net assets, end of
  period (in thousands)..                $92,929   $109,328  $110,011  $109,872  $115,711      $228
 Ratio of expenses to
  average net assets.....                  0.83%      0.80%     0.84%     0.80%     0.86%     1.73%+
 Ratio of net income to
  average net assets.....                  4.56%      4.72%     5.06%     5.24%     5.51%     3.80%+
 Portfolio turnover
  rate...................                 23.88%     13.41%    29.26%    26.30%    16.68%    23.88%++
 Per Share Data:*
 Net asset value,
  beginning of period....                 $8.26    $7.99   $7.84   $7.90   $7.66
                                         -------- ------- ------- ------- -------
 Income from investment
  operations:
 Net investment income...                  0.29     0.31    0.33    0.34    0.34
 Net gains or losses on
  securities
  (both realized and
  unrealized)............                 (0.74)    0.36    0.23    0.05    0.27
                                         -------- ------- ------- ------- -------
 Total from investment
  operations.............                 (0.45)    0.67    0.56    0.39    0.61
                                         -------- ------- ------- ------- -------
 Less distributions:
 Dividends from net
  investment income......                 (0.29)   (0.31)  (0.33)  (0.34)  (0.34)
 Distributions from
  capital gains..........                 (0.05)   (0.09)  (0.08)  (0.11)  (0.03)
                                         -------- ------- ------- ------- -------
 Total distributions.....                 (0.34)   (0.40)  (0.41)  (0.45)  (0.37)
                                         -------- ------- ------- ------- -------
 Net asset value, end of
  period.................                 $7.47    $8.26   $7.99   $7.84   $7.90
                                         ======== ======= ======= ======= =======
 Total Return:                            (5.61)%   8.68%   7.29%   5.01%   8.33%
 Ratios/Supplemental
  Data:
 Net assets, end of
  period (in thousands)..                $2,934   $1,468  $1,245  $1,405    $809
 Ratio of expenses to
  average net assets.....                 1.73%    1.71%   1.74%   1.70%   1.95%
 Ratio of net income to
  average net assets.....                 3.66%    3.81%   4.16%   4.32%   4.47%
 Portfolio turnover
  rate...................                23.88%   13.41%  29.26%  26.30%  16.68%

-------------

See footnotes on page 59.

MICHIGAN FUND

                                             CLASS A                            CLASS C                CLASS D
                           -------------------------------------------------  ----------- ---------------------------------------
                                     Year ended September 30,                 5/27/99(**)      Year ended September 30,
                           -------------------------------------------------      to      ---------------------------------------
                             1999       1998      1997      1996      1995      9/30/99    1999     1998    1997    1996    1995
                           --------   --------  --------  --------  --------  ----------- ------   ------  ------  ------  ------
 Per Share Data:*
 Net asset value,
  beginning of period...      $8.83      $8.60     $8.46     $8.54     $8.28     $8.43     $8.82    $8.59   $8.45   $8.54   $8.28
                           --------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
 Income from investment
  operations:
 Net investment income..       0.40       0.41      0.43      0.45      0.46      0.11      0.32     0.33    0.36    0.37    0.37
 Net gains or losses on
  securities (both
  realized and
  unrealized)...........      (0.63)      0.30      0.23      0.06      0.30    (0.40)     (0.63)    0.30    0.23    0.05    0.30
                           --------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
 Total from investment
  operations............      (0.23)      0.71      0.66      0.51      0.76    (0.29)     (0.31)    0.63    0.59    0.42    0.67
                           --------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
 Less distributions:
 Dividends from net
  investment income.....      (0.40)     (0.41)    (0.43)    (0.45)    (0.46)   (0.11)     (0.32)   (0.33)  (0.36)  (0.37)  (0.37)
 Distributions from
  capital gains.........      (0.16)     (0.07)    (0.09)    (0.14)    (0.04)       --     (0.16)   (0.07)  (0.09)  (0.14)  (0.04)
                           --------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
 Total distributions....      (0.56)     (0.48)    (0.52)    (0.59)    (0.50)   (0.11)     (0.48)   (0.40)  (0.45)  (0.51)  (0.41)
                           --------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
 Net asset value, end of
  period................      $8.04      $8.83     $8.60     $8.46     $8.54     $8.03     $8.03    $8.82   $8.59   $8.45   $8.54
                           ========   ========  ========  ========  ========    ======    ======   ======  ======  ======  ======
 Total Return:                (2.77)%     8.63%     8.16%     6.16%     9.56%    (3.55)%   (3.65)%   7.66%   7.19%   5.09%   8.36%
 Ratios/Supplemental
  Data:
 Net assets, end of
  period
  (in thousands)........   $125,560   $144,161  $143,370  $148,178  $151,589      $114    $2,074   $1,841  $1,845  $1,486  $1,172
 Ratio of expenses to
  average net assets....      0.82%      0.79%     0.81%     0.78%     0.87%     1.73%+    1.72%    1.70%   1.71%   1.68%   2.01%
 Ratio of net income to
  average net assets....      4.73%      4.78%     5.13%     5.29%     5.50%     3.96%+    3.83%    3.87%   4.23%   4.39%   4.40%
 Portfolio turnover
  rate..................      3.73%     23.60%    10.98%    19.62%    20.48%     3.73%++   3.73%   23.60%  10.98%  19.62%  20.48%

MINNESOTA FUND
 Per Share Data:*
 Net asset value,
  beginning of period...      $7.98      $7.79     $7.68     $7.82     $7.72     $7.72     $7.98    $7.79   $7.68   $7.82   $7.73
                           --------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
 Income from investment
  operations:
 Net investment income..       0.36       0.38      0.40      0.42      0.45      0.10      0.30     0.31    0.33    0.35    0.38
 Net gains or losses on
  securities (both
  realized and
  unrealized)...........      (0.52)      0.20      0.11     (0.12)     0.11     (0.36)    (0.52)    0.20    0.11   (0.12)   0.10
                           --------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
 Total from investment
  operations............      (0.16)      0.58      0.51      0.30      0.56     (0.26)    (0.22)    0.51    0.44    0.23    0.48
                           --------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
 Less distributions:
 Dividends from net
  investment income.....      (0.36)     (0.38)    (0.40)    (0.42)    (0.45)   (0.10)     (0.30)   (0.31)  (0.33)  (0.35)  (0.38)
 Distributions from
  capital gains.........      (0.10)     (0.01)       --     (0.02)    (0.01)       --     (0.10)   (0.01)     --   (0.02)  (0.01)
                           --------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
 Total distributions....      (0.46)     (0.39)    (0.40)    (0.44)    (0.46)   (0.10)     (0.40)   (0.32)  (0.33)  (0.37)  (0.39)
                           --------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
 Net asset value, end of
  period................      $7.36      $7.98     $7.79     $7.68     $7.82     $7.36     $7.36    $7.98   $7.79   $7.68   $7.82
                           ========   ========  ========  ========  ========    ======    ======   ======  ======  ======  ======
 Total Return:                (2.09)%     7.68%     6.85%     3.99%     7.61%    (3.47)%   (2.96)%   6.71%   5.89%   3.06%   6.45%
 Ratios/Supplemental
  Data:
 Net assets, end of
  period
  (in thousands)........   $109,165   $121,374  $121,674  $126,173  $132,716    $   --    $1,856   $2,103  $1,799  $2,036  $2,237
 Ratio of expenses to
  average net assets....      0.84%      0.81%     0.85%     0.81%     0.87%     1.74%+    1.74%    1.72%   1.75%   1.71%   1.85%
 Ratio of net income to
  average net assets....      4.71%      4.87%     5.21%     5.47%     5.89%     3.94%+    3.81%    3.96%   4.31%   4.57%   4.92%
 Portfolio turnover
  rate..................      9.74%     21.86%     6.88%    26.89%     5.57%     9.74%++   9.74%   21.86%   6.88%  26.89%   5.57%

-------------

See footnotes on page 59.

MISSOURI FUND

                                           CLASS A                         CLASS C                 CLASS D
                           --------------------------------------------  ----------- ---------------------------------------
                                  Year ended September 30,               5/27/99(**)      Year ended September 30,
                           --------------------------------------------      to      ---------------------------------------
                            1999      1998     1997     1996     1995      9/30/99    1999     1998    1997    1996    1995
                           -------   -------  -------  -------  -------  ----------- ------   ------  ------  ------  ------
 Per Share Data:*
 Net asset value,
  beginning of period....    $8.03     $7.82    $7.71    $7.70    $7.41     $7.68     $8.03    $7.82   $7.72   $7.70   $7.41
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Income from investment
  operations:
 Net investment
  income***..............     0.35      0.36     0.38     0.39     0.40      0.10      0.28     0.29    0.31    0.32    0.32
 Net gains or losses on
  securities
  (both realized and
  unrealized)............    (0.62)     0.28     0.19     0.08     0.36     (0.39)    (0.62)    0.28    0.18    0.09    0.36
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Total from investment
  operations.............    (0.27)     0.64     0.57     0.47     0.76     (0.29)    (0.34)    0.57    0.49    0.41    0.68
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Less distributions:
 Dividends from net
  investment income......    (0.35)    (0.36)   (0.38)   (0.39)   (0.40)    (0.10)    (0.28)   (0.29)  (0.31)  (0.32)  (0.32)
 Distributions from
  capital gains..........    (0.12)    (0.07)   (0.08)   (0.07)   (0.07)       --     (0.12)   (0.07)  (0.08)  (0.07)  (0.07)
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Total distributions.....    (0.47)    (0.43)   (0.46)   (0.46)   (0.47)    (0.10)    (0.40)   (0.36)  (0.39)  (0.39)  (0.39)
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Net asset value, end of
  period.................    $7.29     $8.03    $7.82    $7.71    $7.70     $7.29     $7.29    $8.03   $7.82   $7.72   $7.70
                           =======   =======  =======  =======  =======    ======    ======   ======  ======  ======  ======
 Total Return:               (3.58)%    8.41%    7.70%    6.27%   10.67%    (3.95)%   (4.46)%   7.45%   6.60%   5.46%   9.49%
 Ratios/Supplemental
  Data:
 Net assets, end of
  period (in thousands)..  $43,437   $49,949  $52,766  $49,941  $51,169       $21      $617     $418    $474    $565    $515
 Ratio of expenses to
  average net assets***..    0.87%     0.89%    0.89%    0.86%    0.88%     1.74%+    1.77%    1.79%   1.80%   1.76%   1.98%
 Ratio of net income to
  average net assets***..    4.50%     4.59%    4.93%    5.03%    5.31%     3.75%+    3.60%    3.69%   4.02%   4.13%   4.23%
 Portfolio turnover
  rate...................   10.43%    21.26%    6.47%    8.04%    3.88%    10.43%++  10.43%   21.26%   6.47%   8.04%   3.88%

NEW JERSEY FUND

 Per Share Data:*
 Net asset value,
  beginning of period....    $7.78     $7.56    $7.60    $7.59    $7.40     $7.58     $7.86    $7.64   $7.68   $7.67   $7.48
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Income from investment
  operations:
 Net investment
  income***..............     0.33      0.35     0.36     0.39     0.39      0.09      0.27     0.29    0.31    0.33    0.33
 Net gains or losses on
  securities
  (both realized and
  unrealized)............    (0.55)     0.30     0.21     0.01     0.29     (0.36)    (0.54)    0.30    0.21    0.01    0.29
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Total from investment
  operations.............    (0.22)     0.65     0.57     0.40     0.68     (0.27)    (0.27)    0.59    0.52    0.34    0.62
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Less distributions:
 Dividends from net
  investment income......    (0.33)    (0.35)   (0.36)   (0.39)   (0.39)    (0.09)    (0.27)   (0.29)  (0.31)  (0.33)  (0.33)
 Distributions from
  capital gains..........    (0.10)    (0.08)   (0.25)      --    (0.10)       --     (0.10)   (0.08)  (0.25)     --   (0.10)
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Total distributions.....    (0.43)    (0.43)   (0.61)   (0.39)   (0.49)    (0.09)    (0.37)   (0.37)  (0.56)  (0.33)  (0.43)
                           -------   -------  -------  -------  -------    ------    ------   ------  ------  ------  ------
 Net asset value, end of
  period.................    $7.13     $7.78    $7.56    $7.60    $7.59     $7.22     $7.22    $7.86   $7.64   $7.68   $7.67
                           =======   =======  =======  =======  =======    ======    ======   ======  ======  ======  ======
 Total Return:               (3.05)%    8.87%    7.96%    5.37%    9.77%    (3.33)%   (3.57)%   7.97%   7.10%   4.56%   8.79%
 Ratios/Supplemental
  Data:
 Net assets, end of
  period (in thousands)..  $52,992   $61,739  $62,597  $66,293  $73,561      $127    $1,550   $1,582  $1,282  $1,152  $1,190
 Ratio of expenses to
  average net assets***..    1.07%     1.02%    1.06%    1.02%    1.01%     1.82%+    1.82%    1.80%   1.83%   1.79%   1.89%
 Ratio of net income to
  average net assets***..    4.35%     4.54%    4.90%    5.06%    5.29%     3.71%+    3.60%    3.76%   4.13%   4.29%   4.45%
 Portfolio turnover
  rate...................    5.55%    23.37%   20.22%   25.65%    4.66%     5.55%++   5.55%   23.37%  20.22%  25.65%   4.66%

-------------

See footnotes on page 59.

NEW YORK FUND

                                                  CLASS A                         CLASS C
                                  --------------------------------------------  -----------
                                         Year ended September 30,
                                  --------------------------------------------  5/27/99(**)
                                   1999      1998     1997     1996     1995    to 9/30/99
                                  -------   -------  -------  -------  -------  -----------
Per Share Data:*
Net asset value, beginning of
 period.......................      $8.60     $8.28    $7.98    $7.86    $7.67     $8.14
                                  -------   -------  -------  -------  -------    ------
Income from investment
 operations:
 Net investment income........       0.38      0.40     0.41     0.42     0.42      0.11
 Net gains or losses on
  securities
  (both realized and unrealized)..  (0.69)     0.40     0.32     0.12     0.36     (0.44)
                                  -------   -------  -------  -------  -------    ------
Total from investment
 operations...................      (0.31)     0.80     0.73     0.54     0.78     (0.33)
                                  -------   -------  -------  -------  -------    ------
Less distributions:
 Dividends from net
  investment income...........      (0.38)    (0.40)   (0.41)   (0.42)   (0.42)    (0.11)
 Distributions from capital
  gains.......................      (0.21)    (0.08)   (0.02)      --    (0.17)      --
                                  -------   -------  -------  -------  -------    ------
Total distributions...........      (0.59)    (0.48)   (0.43)   (0.42)   (0.59)    (0.11)
                                  -------   -------  -------  -------  -------    ------
Net asset value, end of
 period.......................      $7.70     $8.60    $8.28    $7.98    $7.86     $7.70
                                  =======   =======  =======  =======  =======    ======
Total Return:                       (3.86)%   10.02%    9.45%    6.97%   10.93%    (4.22)%
Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)...............    $76,833   $76,833  $83,528  $82,719  $83,980      $189
Ratio of expenses to average
 net assets...................      0.81%     0.81%    0.82%    0.77%    0.88%     1.69%+
Ratio of net income to average
 net assets...................      4.63%     4.74%    5.09%    5.24%    5.52%     3.96%+
Portfolio turnover rate.......     11.85%    39.85%   23.83%   25.88%   34.05%    11.85%++
                                               CLASS D
                                  ----------------------------------------
                                       Year ended September 30,
                                  ----------------------------------------
                                   1999     1998    1997    1996    1995
                                  -------- ------- ------- ------- -------
Per Share Data:*
Net asset value, beginning of
 period.......................     $8.60    $8.29   $7.98   $7.87   $7.67
                                  -------- ------- ------- ------- -------
Income from investment
 operations:
 Net investment income........      0.30     0.32    0.34    0.34    0.34
 Net gains or losses on
  securities
  (both realized and unrealized).. (0.69)    0.39    0.33    0.11    0.37
                                  -------- ------- ------- ------- -------
Total from investment
 operations...................     (0.39)    0.71    0.67    0.45    0.71
                                  -------- ------- ------- ------- -------
Less distributions:
 Dividends from net
  investment income...........     (0.30)   (0.32)  (0.34)  (0.34)  (0.34)
 Distributions from capital
  gains.......................     (0.21)   (0.08)  (0.02)     --   (0.17)
                                  -------- ------- ------- ------- -------
Total distributions...........     (0.51)   (0.40)  (0.36)  (0.34)  (0.51)
                                  -------- ------- ------- ------- -------
Net asset value, end of
 period.......................     $7.70    $8.60   $8.29   $7.98   $7.87
                                  ======== ======= ======= ======= =======
Total Return:                      (4.73)%   8.88%   8.60%   5.86%   9.87%
Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)...............    $2,844   $2,182  $1,572  $1,152    $885
Ratio of expenses to average
 net assets...................     1.71%    1.72%   1.73%   1.68%   1.96%
Ratio of net income to average
 net assets...................     3.73%    3.83%   4.18%   4.33%   4.42%
Portfolio turnover rate.......    11.85%   39.85%  23.83%  25.88%  34.05%

NORTH CAROLINA FUND
Per Share Data:*
Net asset value, beginning of
 period.......................      $8.30     $8.05    $7.84    $7.74    $7.30     $7.97
                                  -------   -------  -------  -------  -------    ------
Income from investment
 operations:
 Net investment income***.....       0.35      0.36     0.37     0.37     0.39      0.10
 Net gains or losses on
  securities
  (both realized and unrealized)..  (0.59)     0.31     0.24     0.11     0.45     (0.38)
                                  -------   -------  -------  -------  -------    ------
Total from investment
 operations...................      (0.24)     0.67     0.61     0.48     0.84     (0.28)
                                  -------   -------  -------  -------  -------    ------
Less distributions:
 Dividends from net
  investment income...........      (0.35)    (0.36)   (0.37)   (0.37)   (0.39)    (0.10)
 Distributions from capital
  gains.......................      (0.12)    (0.06)   (0.03)   (0.01)   (0.01)      --
                                  -------   -------  -------  -------  -------    ------
Total distributions...........      (0.47)    (0.42)   (0.40)   (0.38)   (0.40)    (0.10)
                                  -------   -------  -------  -------  -------    ------
Net asset value, end of
 period.......................      $7.59     $8.30    $8.05    $7.84    $7.74     $7.59
                                  =======   =======  =======  =======  =======    ======
Total Return:                       (3.07)%    8.60%    8.01%    6.39%   11.92%    (3.62)%
Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)...............    $27,224   $32,358  $32,684  $35,934  $37,446       $10
Ratio of expenses to average
 net assets***................      1.06%     1.05%    1.09%    1.05%    0.82%     1.80%+
Ratio of net income to average
 net assets***................      4.38%     4.41%    4.66%    4.75%    5.21%     3.77%+
Portfolio turnover rate.......      1.52%    20.37%   13.04%   15.12%    4.38%     1.52%++
Per Share Data:*
Net asset value, beginning of
 period.......................     $8.30    $8.05   $7.83   $7.74   $7.29
                                  -------- ------- ------- ------- -------
Income from investment
 operations:
 Net investment income***.....      0.29     0.30    0.31    0.31    0.33
 Net gains or losses on
  securities
  (both realized and unrealized).. (0.59)    0.31    0.25    0.10    0.46
                                  -------- ------- ------- ------- -------
Total from investment
 operations...................     (0.30)    0.61    0.56    0.41    0.79
                                  -------- ------- ------- ------- -------
Less distributions:
 Dividends from net
  investment income...........     (0.29)   (0.30)  (0.31)  (0.31)  (0.33)
 Distributions from capital
  gains.......................     (0.12)   (0.06)  (0.03)  (0.01)  (0.01)
                                  -------- ------- ------- ------- -------
Total distributions...........     (0.41)   (0.36)  (0.34)  (0.32)  (0.34)
                                  -------- ------- ------- ------- -------
Net asset value, end of
 period.......................     $7.59    $8.30   $8.05   $7.83   $7.74
                                  ======== ======= ======= ======= =======
Total Return:                      (3.79)%   7.77%   7.33%   5.45%  11.19%
Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)...............    $1,682   $1,456  $1,217  $1,232  $1,257
Ratio of expenses to average
 net assets***................     1.81%    1.82%   1.85%   1.81%   1.64%
Ratio of net income to average
 net assets***................     3.63%    3.64%   3.90%   3.99%   4.42%
Portfolio turnover rate.......     1.52%   20.37%  13.04%  15.12%   4.38%

-------------

See footnotes on page 59.

OHIO FUND

                                             CLASS A                            CLASS C                CLASS D
                           -------------------------------------------------  ----------- ---------------------------------------
                                     Year ended September 30,                 5/27/99(**)      Year ended September 30,
                           -------------------------------------------------      to      ---------------------------------------
                             1999       1998      1997      1996      1995      9/30/99    1999     1998    1997    1996    1995
                           --------   --------  --------  --------  --------  ----------- ------   ------  ------  ------  ------
 Per Share Data:*
 Net asset value,
  beginning
  of period.............      $8.37      $8.19     $8.09     $8.11     $7.90     $8.06     $8.41    $8.23   $8.13   $8.15   $7.92
                           --------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
 Income from investment
  operations:
 Net investment income..       0.38       0.40      0.42      0.43      0.44      0.11      0.31     0.33    0.35    0.36    0.36
 Net gains or losses on
  securities (both
  realized and
  unrealized)...........      (0.60)      0.29      0.17      0.02      0.28    (0.38)     (0.60)    0.29    0.17    0.02    0.30
                           --------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
 Total from investment
  operations............      (0.22)      0.69      0.59      0.45      0.72    (0.27)     (0.29)    0.62    0.52    0.38    0.66
                           --------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
 Less distributions:
 Dividends from net
  investment income.....      (0.38)     (0.40)    (0.42)    (0.43)    (0.44)    (0.11)    (0.31)   (0.33)  (0.35)  (0.36)  (0.36)
 Distributions from
  capital gains.........      (0.13)     (0.11)    (0.07)    (0.04)    (0.07)       --     (0.13)   (0.11)  (0.07)  (0.04)  (0.07)
                           --------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
 Total distributions....      (0.51)     (0.51)    (0.49)    (0.47)    (0.51)    (0.11)    (0.44)   (0.44)  (0.42)  (0.40)  (0.43)
                           --------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
 Net asset value, end of
  period................      $7.64      $8.37     $8.19     $8.09     $8.11     $7.68     $7.68    $8.41   $8.23   $8.13   $8.15
                           ========   ========  ========  ========  ========    ======    ======   ======  ======  ======  ======
 Total Return:                (2.68)%     8.77%     7.54%     5.68%     9.59%    (3.51)%   (3.52)%   7.78%   6.57%   4.74%   8.67%
 Ratios/Supplemental
  Data:
 Net assets, end of
  period
  (in thousands)........   $135,034   $153,126  $154,419  $162,243  $170,191       $18    $1,327   $1,103  $1,160  $1,011    $660
 Ratio of expenses to
  average
  net assets............      0.81%      0.78%     0.81%     0.77%     0.84%     1.71%+    1.71%    1.69%   1.71%   1.67%   1.93%
 Ratio of net income to
  average
  net assets............      4.78%      4.92%     5.19%     5.32%     5.56%     3.99%+    3.88%    4.01%   4.29%   4.42%   4.48%
 Portfolio turnover
  rate..................      6.07%     24.74%    11.76%    12.90%     2.96%     6.07%++   6.07%   24.74%  11.76%  12.90%   2.96%

OREGON FUND
 Per Share Data:*
 Net asset value,
  beginning of period...      $8.05      $7.87     $7.65     $7.66     $7.43     $7.83     $8.04    $7.87   $7.64   $7.65   $7.43
                           --------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
 Income from investment
  operations:
 Net investment
  income***.............       0.35       0.36      0.38      0.40      0.40      0.10      0.28     0.29    0.31    0.33    0.33
 Net gains or losses on
  securities (both
  realized and
  unrealized)...........      (0.52)      0.28      0.26        --      0.25     (0.35)    (0.51)    0.27    0.27      --    0.24
                           --------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
 Total from investment
  operations............      (0.17)      0.64      0.64      0.40      0.65     (0.25)    (0.23)    0.56    0.58    0.33    0.57
                           --------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
 Less distributions:
 Dividends from net
  investment income.....      (0.35)     (0.36)    (0.38)    (0.40)    (0.40)    (0.10)    (0.28)   (0.29)  (0.31)  (0.33)  (0.33)
 Distributions from
  capital gains.........      (0.05)     (0.10)    (0.04)    (0.01)    (0.02)       --     (0.05)   (0.10)  (0.04)  (0.01)  (0.02)
                           --------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
 Total distributions....      (0.40)     (0.46)    (0.42)    (0.41)    (0.42)    (0.10)    (0.33)   (0.39)  (0.35)  (0.34)  (0.35)
                           --------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
 Net asset value, end of
  period................      $7.48      $8.05     $7.87     $7.65     $7.66     $7.48     $7.48    $8.04   $7.87   $7.64   $7.65
                           ========   ========  ========  ========  ========    ======    ======   ======  ======  ======  ======
 Total Return:                (2.16)%     8.48%     8.60%     5.27%     9.05%    (3.32)%  (2.92)%    7.37%   7.77%   4.33%   7.86%
 Ratios/Supplemental
  Data:
 Net assets, end of
  period
  (in thousands)........    $54,473    $57,601   $55,239   $57,345   $59,549    $   --    $2,231   $2,650  $1,678  $1,540  $1,495
 Ratio of expenses to
  average
  net assets*** ........      0.86%      0.88%     0.90%     0.86%     0.86%    1.73% +    1.76%    1.79%   1.80%   1.76%   1.83%
 Ratio of net income to
  average
  net assets*** ........      4.52%      4.60%     4.88%     5.18%     5.40%    3.77% +    3.62%    3.69%   3.98%   4.28%   4.41%
 Portfolio turnover
  rate..................     12.28%     12.62%    19.46%    28.65%     2.47%    12.28%++  12.28%   12.62%  19.46%  28.65%   2.47%

-------------

See footnotes on page 59.

PENNSYLVANIA FUND

                                           CLASS A                           CLASS C                CLASS D
                         ------------------------------------------------  ----------- ---------------------------------------
                                  Year ended September 30,                                  Year ended September 30,
                         ------------------------------------------------  5/27/99(**) ---------------------------------------
                          1999       1998      1997      1996      1995    to 9/30/99   1999     1998    1997    1996    1995
                         -------   --------  --------  --------  --------  ----------- ------   ------  ------  ------  ------
Per Share Data:*
Net asset value,
 beginning of period....   $8.24      $7.96     $7.82     $7.79     $7.55     $7.88     $8.23    $7.95   $7.81   $7.78   $7.54
                         -------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
Income from investment
 operations:
 Net investment income..    0.34       0.35      0.36      0.38      0.38      0.10      0.28     0.29    0.30    0.32    0.31
 Net gains or losses on
  securities (both
  realized and
  unrealized)...........   (0.60)      0.36      0.24      0.12      0.37     (0.39)    (0.59)    0.36    0.24    0.12    0.37
                         -------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
Total from investment
 operations.............   (0.26)      0.71      0.60      0.50      0.75     (0.29)    (0.31)    0.65    0.54    0.44    0.68
                         -------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
Less distributions:
 Dividends from net
  investment income.....   (0.34)     (0.35)    (0.36)    (0.38)    (0.38)    (0.10)    (0.28)   (0.29)  (0.30)  (0.32)  (0.31)
 Distributions from
  capital gains.........   (0.15)     (0.08)    (0.10)    (0.09)    (0.13)      --      (0.15)   (0.08)  (0.10)  (0.09)  (0.13)
                         -------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
Total distributions.....   (0.49)     (0.43)    (0.46)    (0.47)    (0.51)    (0.10)    (0.43)   (0.37)  (0.40)  (0.41)  (0.44)
                         -------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
Net asset value, end of
 period.................   $7.49      $8.24     $7.96     $7.82     $7.79     $7.49     $7.49    $8.23   $7.95   $7.81   $7.78
                         =======   ========  ========  ========  ========    ======    ======   ======  ======  ======  ======
Total Return:              (3.38)%     9.20%     7.89%     6.57%    10.55%    (3.84)%   (3.99)%   8.36%   7.07%   5.76%   9.53%
Ratios/Supplemental
 Data:
Net assets, end of
 period
 (in thousands) ........ $25,142    $29,582   $30,092   $31,139   $33,251      $143      $856     $607    $816    $876    $426
Ratio of expenses to
 average
 net assets.............   1.21%      1.19%     1.19%     1.11%     1.21%     1.93%+    1.96%    1.97%   1.96%   1.88%   2.23%
Ratio of net income to
 average
 net assets.............   4.25%      4.34%     4.60%     4.82%     5.05%     3.69%+    3.50%    3.56%   3.83%   4.05%   4.10%
Portfolio turnover
 rate...................   7.80%     13.05%    32.99%     4.56%    11.78%     7.80%++   7.80%   13.05%  32.99%   4.56%  11.78%

SOUTH CAROLINA FUND
Per Share Data:*
Net asset value,
 beginning of period....   $8.38      $8.16     $8.07     $7.97     $7.61     $8.08     $8.38    $8.16   $8.06   $7.97   $7.61
                         -------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
Income from investment
 operations:
 Net investment income..    0.38       0.39      0.40      0.41      0.41      0.11      0.30     0.31    0.33    0.34    0.34
 Net gains or losses on
  securities (both
  realized and
  unrealized)...........   (0.64)      0.29      0.22      0.12      0.37     (0.42)    (0.65)    0.29    0.23    0.11    0.37
                         -------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
Total from investment
 operations.............   (0.26)      0.68      0.62      0.53      0.78     (0.31)    (0.35)    0.60    0.56    0.45    0.71
                         -------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
Less distributions:
 Dividends from net
  investment income.....   (0.38)     (0.39)    (0.40)    (0.41)    (0.41)    (0.11)    (0.30)   (0.31)  (0.33)  (0.34)  (0.34)
 Distributions from
  capital gains.........   (0.07)     (0.07)    (0.13)    (0.02)    (0.01)      --      (0.07)   (0.07)  (0.13)  (0.02)  (0.01)
                         -------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
Total distributions.....   (0.45)     (0.46)    (0.53)    (0.43)    (0.42)    (0.11)    (0.37)   (0.38)  (0.46)  (0.36)  (0.35)
                         -------   --------  --------  --------  --------    ------    ------   ------  ------  ------  ------
Net asset value, end of
 period.................   $7.67      $8.38     $8.16     $8.07     $7.97     $7.66     $7.66    $8.38   $8.16   $8.06   $7.97
                         =======   ========  ========  ========  ========    ======    ======   ======  ======  ======  ======
Total Return:              (3.32)%     8.66%     7.99%     6.82%    10.69%    (4.01)%   (4.32)%   7.68%   7.15%   5.73%   9.63%
Ratios/Supplemental
 Data:
Net assets, end of
 period
 (in thousands) ........ $92,793   $106,328  $101,018  $108,163  $112,421      $335    $5,936   $5,594  $3,663  $2,714  $1,704
Ratio of expenses to
 average
 net assets ............   0.83%      0.80%     0.84%     0.80%     0.88%     1.72%+    1.73%    1.71%   1.75%   1.70%   1.85%
Ratio of net income to
 average
 net assets.............   4.65%      4.74%     5.04%     5.15%     5.38%     3.96%+    3.75%    3.83%   4.13%   4.25%   4.40%
Portfolio turnover
 rate...................  18.06%     16.63%        --    20.66%     4.13%    18.06%++  18.06%   16.63%      --  20.66%   4.13%

-------------
* Per share amounts are based on average shares outstanding.

** Commencement of offering of Class C shares.

*** For periods prior to 1996 (1997 for the Florida Fund and the North Carolina
    Fund), Seligman voluntarily waived a portion of its management fees. These amounts reflect the effect of the waivers.


+ Annualized.

++ For the year ended September 30, 1999.

How to Contact Us

The Fund          Write:   Corporate Communications/
                           Investor Relations Department
                           J. & W. Seligman & Co. Incorporated
                           100 Park Avenue, New York, NY 10017

                  Phone:   Toll-Free (800) 221-7844 in the US or
                           (212) 850-1864 outside the US

                  Website: http://www.seligman.com

Your Regular
(Non-Retirement)
Account           Write:   Shareholder Services Department
                           Seligman Data Corp.
                           100 Park Avenue, New York, NY 10017

                  Phone:   Toll-Free (800) 221-2450 in the US or
                           (212) 682-7600 outside the US

                  Website: http://www.seligman.com

                24-hour automated telephone access is
                available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.

For More Information

The following information is available without charge upon request: Call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


                             SELIGMAN ADVISORS, INC.
                                 an affiliate of

                                     [LOGO]

                              J.& W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBERS: Seligman Municipal Fund Series, Inc.: 811-3828
                  Seligman Municipal Series Trust: 811-4250
                  Seligman New Jersey Municipal Fund, Inc.: 811-5126 Seligman Pennsylvania Municipal Fund Series: 811-4666

                      SELIGMAN MUNICIPAL FUND SERIES, INC.

   National Fund, Colorado Fund, Georgia Fund, Louisiana Fund, Maryland Fund, Massachusetts Fund, Michigan Fund, Minnesota Fund, Missouri Fund, New York Fund,
                   Ohio Fund, Oregon Fund, South Carolina Fund



                       Statement of Additional Information
                                February 1, 2000


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450



This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 1, 2000. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Funds at the above address or telephone numbers.

The financial statements and notes included in the Funds' Annual Report , and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.




                                Table of Contents

Fund History ................................................................  2
Description of the Funds and their Investments and Risks ....................  2
Management of the Funds .....................................................  7
Control Persons and Principal Holders of Securities.......................... 11
Investment Advisory and Other Services ...................................... 18
Brokerage Allocation and Other Practices .................................... 26
Capital Stock and Other Securities .......................................... 27
Purchase, Redemption, and Pricing of Shares ................................. 27
Taxation of the Funds ....................................................... 32
Underwriters................................................................. 40
Calculation of Performance Data ............................................. 43
Financial Statements......................................................... 52
General Information.......................................................... 52
Appendix A .................................................................. 53
Appendix B................................................................... 56
Appendix C................................................................... 93

                                  Fund History

Seligman Municipal Fund Series, Inc. was incorporated in Maryland on August 8, 1983.

            Description of the Funds and their Investments and Risks

Classification

Seligman Municipal Fund Series, Inc. is a non-diversified, open-end management investment company, or mutual fund. It consists of thirteen separate series:

National Municipal Series (National Fund)               Minnesota Municipal Series (Minnesota Fund)
Colorado Municipal Series (Colorado Fund)               Missouri Municipal Series (Missouri Fund)
Georgia Municipal Series (Georgia Fund)                 New York Municipal Series (New York Fund)
Louisiana Municipal Series (Louisiana Fund)             Ohio Municipal Series (Ohio Fund)
Maryland Municipal Series (Maryland Fund)               Oregon Municipal Series (Oregon Fund)
Massachusetts Municipal Series (Massachusetts Fund)     South Carolina Municipal Series (South Carolina Fund)
Michigan Municipal Series (Michigan Fund)

Investment Strategies and Risks

The following information regarding the Funds' investments and risks supplements the information contained in the Prospectus.

The Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local income taxes, to the extent consistent with the preservation of capital and with consideration given to opportunities for capital gain.

Each Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within the four highest rating categories of Moody's Investors Service (Moody's) or Standard & Poor's Corporation (S&P). Municipal Securities rated in these categories are commonly referred to as investment grade. Each Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, a Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

A description of the credit rating categories is contained in Appendix A to this SAI.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of a Fund's investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.

Municipal Securities. Municipal securities include short-term notes, commercial paper, and intermediate and long-term bonds issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and in certain instances, applicable state or local income taxes. Municipal securities are traded primarily in the over-the-counter market. A Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended (1940 Act), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Funds invest principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds (IDBs) are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.


On September 16, 1999, the Board of Directors eliminated the non-fundamental policy that prohibited each Fund, with respect to 75% of the value of its assets, from purchasing any revenue bonds if, as a result of such purchase, more than 5% of each Fund's assets would be invested in the revenue bonds of a single issuer. However, each Fund remains subject to a fundamental policy which prohibits each Fund, with respect to 50% of the value of its total assets, from purchasing securities of any one issuer if, as a result of such purchase, more than 5% of each Fund's total assets (at market value) would be invested in the securities of a single issuer (except for obligations issued or guaranteed by the US Government or its agencies or instrumentalities).




The Funds may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal Notes include:

     1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

     2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. A Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that a Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or insurer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or
(2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Participation Interests. From time to time, a Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. A Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Each Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by a Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Funds currently do not purchase participation interests and have no current intention of doing so.

When-Issued Securities. Each Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. A Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date. A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Fund meets in respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in each Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933 Act)) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. Each Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Taxable Investments. Under normal market conditions, each Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and (except for the National Fund) regular, personal income tax of its designated state. Such interest, however, may be subject to the federal alternative minimum tax and any applicable state alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Fund's net assets.

Except as otherwise specifically noted above, the Funds' investment strategies are not fundamental and a Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, a Fund may not:

- Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). A Fund will not purchase additional portfolio securities if such Series has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

- Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

- As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed by the US Government or its agencies or instrumentalities);


- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for directors;


- Purchase or hold any real estate, including limited partnership interests on real property, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers;

-    Purchase or sell commodities or commodity contracts; or

- Make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. No Fund has a present intention of entering into repurchase agreements.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Temporary Defensive Position


In abnormal market conditions, if, in the judgment of a Fund, municipal securities satisfying a Fund's investment objectives may not be purchased, a Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not regular personal state income taxes. Such securities would include those described under "Municipal Securities" above that would otherwise meet the Fund's objectives.


Also, in abnormal market conditions, a Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody's or AA- or better by S&P); prime commercial paper (rated P-1 by Moody's or A-1+/A-1 by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.


A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rates for each Fund for the fiscal years ended September 30, 1999 and 1998 were: National
- 13.37% and 18.00%; Colorado - 7.91% and 28.66%; Georgia - 23.93% and 2.92%;
Louisiana - 8.67% and 15.72%; Maryland - 1.80% and 7.59%; Massachusetts - 23.88% and 13.41%; Michigan - 3.73% and 23.60%; Minnesota - 9.74% and 21.86%; Missouri
- 10.43% and 21.26%; New York - 11.85% and 39.85%; Ohio - 6.07% and 24.74%;
Oregon - 12.28% and 12.62%; and South Carolina - 18.06% and 16.63%. The fluctuation in portfolio turnover rates of certain Funds in fiscal years 1999 and 1998 resulted from conditions in the specific state and/or the market in general. A Fund's portfolio turnover rate will not be a limiting factor when a Fund deems it desirable to sell or purchase securities.


                             Management of the Funds

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Funds.

Management Information

Directors and officers of the Funds, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Funds, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

         Name,                                                         Principal
       (Age) and              Position(s) Held                    Occupation(s) During
        Address                  with Fund                           Past 5 Years
        -------                  ---------                           ------------

  William C. Morris*        Director, Chairman of        Chairman, J. & W. Seligman & Co.
         (61)                 the Board, Chief           Incorporated, Chairman and Chief Executive
                            Executive Officer and        Officer, the Seligman Group of investment
                              Chairman of the            companies; Chairman, Seligman Advisors,
                             Executive Committee         Inc, Seligman Services, Inc., and Carbo
                                                         Ceramics Inc., ceramic proppants for oil
                                                         and gas industry; and Director, Seligman
                                                         Data Corp., Kerr-McGee Corporation,
                                                         diversified energy company. Formerly,
                                                         Director, Daniel Industries Inc.,
                                                         manufacturer of oil and gas metering
                                                         equipment.

    Brian T. Zino*          Director, President          Director and President, J. & W. Seligman &
         (47)                and Member of the           Co. Incorporated; President (with the
                            Executive Committee          exception of Seligman Quality Municipal
                                                         Fund, Inc. and Seligman Select Municipal
                                                         Fund, Inc.) and Director or Trustee, the
                                                         Seligman Group of investment companies;
                                                         Member of the Board of Governors of the
                                                         Investment Company Institute and Director,
                                                         ICI Mutual Insurance Company; Chairman,
                                                         Seligman Data Corp.; and Director, Seligman
                                                         Advisors, Inc. and Seligman Services, Inc.

         Name,                                                         Principal
       (Age) and              Position(s) Held                    Occupation(s) During
        Address                  with Fund                           Past 5 Years
        -------                  ---------                           ------------


 Richard R. Schmaltz*        Director and Member         Director and Managing Director, Director of
         (59)                 of the Executive           Investments, J. & W. Seligman & Co.
                                 Committee               Incorporated; Director or Trustee, the
                                                         Seligman Group of investment companies
                                                         (except Seligman Cash Management Fund,
                                                         Inc.); Director, Seligman Henderson Co.,
                                                         and Trustee Emeritus of Colby College.
                                                         Formerly, Director, Investment Research at
                                                         Neuberger & Berman from May 1993 to
                                                         September 1996.

    John R. Galvin                Director               Dean, Fletcher School of Law and Diplomacy
         (70)                                            at Tufts University; Director or Trustee,
   Tufts University                                      the Seligman Group of investment companies;
    Packard Avenue,                                      Chairman Emeritus, American Council on
   Medford, MA 02155                                     Germany; Governor of the Center for
                                                         Creative Leadership; Director; Raytheon
                                                         Co., electronics; National Defense
                                                         University; and the Institute for Defense
                                                         Analysis. Formerly, Director, USLIFE
                                                         Corporation, life insurance; Ambassador,
                                                         U.S. State Department for negotiations in
                                                         Bosnia; Distinguished Policy Analyst at
                                                         Ohio State University and Olin
                                                         Distinguished Professor of National
                                                         Security Studies at the United States
                                                         Military Academy. From June 1987 to June
                                                         1992, he was the Supreme Allied Commander,
                                                         Europe and the Commander-in-Chief, United
                                                         States European Command.

   Alice S. Ilchman               Director               Retired President, Sarah Lawrence College;
         (64)                                            Director or Trustee, the Seligman Group of
  18 Highland Circle                                     investment companies; Trustee, the
 Bronxville, NY 10708                                    Committee for Economic Development; and
                                                         Chairman, The Rockefeller Foundation,
                                                         charitable foundation. Formerly, Trustee,
                                                         The Markle Foundation, philanthropic
                                                         organization; and Director, New York
                                                         Telephone Company and International
                                                         Research and Exchange Board, intellectual
                                                         exchanges.

  Frank A. McPherson            Director                 Retired Chairman and Chief Executive
         (66)                                            Officer of Kerr-McGee Corporation; Director
    2601 Northwest                                       or Trustee, the Seligman Group of
Expressway, Suite 805E                                   investment companies; Director,
Oklahoma City, OK 73112                                  Kimberly-Clark Corporation, consumer
                                                         products; Bank of Oklahoma Holding Company;
                                                         Baptist Medical Center; Oklahoma Chapter of
                                                         the Nature Conservancy; Oklahoma Medical
                                                         Research Foundation; and National Boys and
                                                         Girls Clubs of America; and Member of the
                                                         Business Roundtable and National Petroleum
                                                         Council. Formerly, Chairman, Oklahoma City
                                                         Public Schools Foundation; and Director,
                                                         Federal Reserve System's Kansas City
                                                         Reserve Bank and the Oklahoma City Chamber
                                                         of Commerce.


     John E. Merow                Director               Retired Chairman and Senior Partner,
         (70)                                            Sullivan & Cromwell, law firm; Director or
   125 Broad Street,                                     Trustee, the Seligman Group of investment
  New York, NY 10004                                     companies; Director, Commonwealth
                                                         Industries, Inc., manufacturers of aluminum
                                                         sheet products; the Foreign Policy
                                                         Association; Municipal Art Society of New
                                                         York; the U.S. Council for International
                                                         Business; and New York-Presbyterian
                                                         Hospital; Chairman, New York-Presbyterian
                                                         Healthcare Network, Inc.; Vice-Chairman,
                                                         the U.S.-New Zealand Council; and Member of
                                                         the American Law Institute and Council on
                                                         Foreign Relations.

         Name,                                                         Principal
       (Age) and              Position(s) Held                    Occupation(s) During
        Address                  with Fund                           Past 5 Years
        -------                  ---------                           ------------



    Betsy S. Michel               Director               Attorney; Director or Trustee, the Seligman
         (57)                                            Group of investment companies; Trustee, The
     P.O. Box 449                                        Geraldine R. Dodge Foundation, charitable
  Gladstone, NJ 07934                                    foundation. Formerly, Chairman of the Board
                                                         of Trustees of St. George's School
                                                         (Newport, RI) and Director, the National
                                                         Association of Independent Schools
                                                         (Washington, DC).


    James C. Pitney               Director               Retired Partner, Pitney, Hardin, Kipp &
         (73)                                            Szuch, law firm; Director or Trustee, the
Park Avenue at Morris                                    Seligman Group of investment companies.
County, P.O. Box 1945,                                   Formerly, Director, Public Service
      Morristown,                                        Enterprise Group, public utility.
       NJ 07962


   James Q. Riordan               Director               Director or Trustee, the Seligman Group of
         (72)                                            investment companies; Director, The Houston
   675 Third Avenue,                                     Exploration Company, oil exploration; The
      Suite 3004                                         Brooklyn Museum, KeySpan Energy
  New York, NY 10017                                     Corporation; and Public Broadcasting
                                                         Service; and Trustee, the Committee for
                                                         Economic Development. Formerly, Co-Chairman
                                                         of the Policy Council of the Tax
                                                         Foundation; Director, Tesoro Petroleum
                                                         Companies, Inc. and Dow Jones & Company,
                                                         Inc.; Director and President, Bekaert
                                                         Corporation; and Co-Chairman, Mobil
                                                         Corporation.

   Robert L. Shafer               Director               Retired Vice President, Pfizer Inc.,
         (67)                                            pharmaceuticals; Director or Trustee, the
 96 Evergreen Avenue,                                    Seligman Group of investment companies.
     Rye, NY 10580                                       Formerly, Director, USLIFE Corporation,
                                                         life insurer.

   James N. Whitson               Director               Director and Consultant, Sammons
         (64)                                            Enterprises, Inc., a diversified holding
6606 Forestshire Drive                                   company; Director or Trustee, the Seligman
   Dallas, TX 75230                                      Group of investment companies; Director,
                                                         C-SPAN and CommScope, Inc., manufacturer of
                                                         coaxial cables. Formerly, Executive Vice
                                                         President, Chief Operating Officer, Sammons
                                                         Enterprises, Inc.; and Director, Red Man
                                                         Pipe and Supply Company, piping and other
                                                         materials.


    Thomas G. Moles          Vice President and          Director and Managing Director, J. & W.
          (57)                Senior Portfolio           Seligman & Co. Incorporated; Vice President
                                  Manager                and Senior Portfolio Manager, three other
                                                         open-end investment companies in the
                                                         Seligman Group of investment companies;
                                                         President and Senior Portfolio Manager,
                                                         Seligman Quality Municipal Fund, Inc. and
                                                         Seligman Select Municipal Fund, Inc.,
                                                         closed-end investment companies; and
                                                         Director, Seligman Advisors, Inc. and
                                                         Seligman Services, Inc.

   Lawrence P. Vogel           Vice President            Senior Vice President, Finance, J. & W.
         (43)                                            Seligman & Co. Incorporated, Seligman
                                                         Advisors, Inc., and Seligman Data Corp.;
                                                         Vice President, the Seligman Group of
                                                         investment companies, and Seligman
                                                         Services, Inc.; Vice President and
                                                         Treasurer, Seligman International, Inc.;
                                                         and Treasurer, Seligman Henderson Co.

         Name,                                                         Principal
       (Age) and              Position(s) Held                    Occupation(s) During
        Address                  with Fund                           Past 5 Years
        -------                  ---------                           ------------


    Frank J. Nasta               Secretary               General Counsel, Senior Vice President, Law
         (35)                                            and Regulation and Corporate Secretary, J.
                                                         & W. Seligman & Co. Incorporated;
                                                         Secretary, the Seligman Group of investment
                                                         companies, Seligman Advisors, Inc.,
                                                         Seligman Henderson Co., Seligman Services,
                                                         Inc., Seligman International, Inc. and
                                                         Seligman Data Corp.

     Thomas G. Rose              Treasurer               Treasurer, the Seligman Group of investment
          (42)                                           companies and Seligman Data Corp.

The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Funds for which no market valuation is available, and to elect or appoint officers of the Funds to serve until the next meeting of the Board.

Directors and officers of the Funds are also directors and officers of some or all of the other investment companies in the Seligman Group.


Compensation

                                                                              Pension or       Total Compensation
                                                     Aggregate           Retirement Benefits    from Funds and
            Name and                                Compensation         Accrued as Part of    Fund Complex Paid
      Position with Funds                          from Funds (1)           Fund Expenses      to Directors (1)(2)
      -------------------                          --------------           -------------      -------------------
William C. Morris, Director and Chairman                 N/A                     N/A                     N/A
Brian T. Zino, Director and President                    N/A                     N/A                     N/A
Richard R. Schmaltz, Director                            N/A                     N/A                     N/A
John R. Galvin, Director                              $8,386                     N/A                 $82,000
Alice S. Ilchman, Director                             8,126                     N/A                  80,000
Frank A. McPherson, Director                           8,386                     N/A                  80,000
John E. Merow, Director                                8,386                     N/A                  80,000
Betsy S. Michel, Director                              8,387                     N/A                  82,000
James C. Pitney, Director                              7,867                     N/A                  74,000
James Q. Riordan, Director                             8,127                     N/A                  80,000
Robert L. Shafer, Director                             8,127                     N/A                  80,000
James N. Whitson, Director                             8,127(3)                  N/A                  80,000(3)

----------
(1)  For the Funds' fiscal year ended September 30, 1999.
(2) The Seligman Group of investment companies consists of twenty investment companies.
(3)  Deferred.

Seligman Municipal Fund Series, Inc. has a compensation arrangement under which outside directors may elect to defer receiving their fees. Seligman Municipal Fund Series, Inc. has adopted a deferred compensation plan under which a director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by
J. & W. Seligman & Co. Incorporated (Seligman), as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Funds' financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Funds to Mr. Whitson as of September 30, 1999 was $50,975.

Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $87,761 and $40,022, respectively, as of September 30, 1999.

Each Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of investment companies to hedge its obligations in connection with the deferred compensation plan.


Sales Charges


Class A shares of each Fund may be issued without a sales charge to present and retired directors, trustees, officers, employees (and their family members) of the Funds, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendents and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. These sales may be made for investment purposes only, and shares may be resold only to a Fund.


Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.


Code of Ethics

Seligman, Seligman Advisors, Inc. (Seligman Advisors), their subsidiaries and affiliates, and the Seligman Group of Investment Companies have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, Employees) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, knows of another's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from engaging in short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission (SEC). You can access it through the SEC's Internet site, http://www.sec.gov.


               Control Persons and Principal Holders of Securities

Control Persons


As of January 7, 2000, there was no person or persons who controlled any of the Funds, either through significant ownership of Fund shares or any other means of control.

Principal Holders


As of January 7, 2000, the following entities owned of record more than 5% of the then outstanding capital stock of a Class of shares of the following Funds:

                                                             Percentage of Total
                                                              Outstanding Fund
Name and Address                       Fund/Class               Shares Held
----------------                       ----------               -----------

Mildred B. Bristow and Steve D.        National/C                  7.67%
Smith & Sharon K. Wumer JTWROS,
4323 Grand Avenue, Des Moines, IA
50312

Salomon Smith Barney Inc, 333 West     National/C                 13.05%
34th Street, 3rd Fl, New York, NY
10001

Prudential Securities Inc. FBO         National/C                  6.04%
Kenneth and Barbara Gore JTTEN, 39
S. La Salle Street, Chicago, IL
60603-1705

PaineWebber for the Benefit of         National/C                 12.22%
Barry Baker, 17715 Windflower Way,
Dallas, TX 75252

Prudential Securities Inc. FBO Mr.     National/C                  5.21%
Gladys Bundschuh Trust, 3634 W.
70th Street, Chicago, IL 60629

Salomon Smith Barney Inc, 333 West     National/C                 11.85%
34th Street, 3rd Floor, New York,
NY 10001

Salomon Smith Barney Inc, 333 West     National/C                 13.26%
34th Street, 3rd Floor, New York,
NY 10001

Delbert Smith and Jackie               National/C                 24.48%
Brodnax-Smith JTTEN, PO Box 127,
Centerton, AR 72719

Alice Pauls TRUST, 9652 Meadow         National/D                  5.37%
Lane, Leawood, KS 66206-2259

PaineWebber for the Benefit of         National/D                 40.15%
Victor Warren Trust, 724 S.
Garfield, Hinsdale, IL 60521

MLPF&S for the Sole Benefit of         National/D                 25.22%
Customers, Attn. Fund
Administration, 4800 Deer Lake
Drive East, Jacksonville, FL 32246

MLPF&S for the Sole Benefit of         Colorado/A                  8.79%
Customers, Attn. Fund
Administration, 4800 Deer Lake
Drive East, Jacksonville, FL 32246

Raymond James & Associates Inc CSDN    Colorado/C                 22.85%
Eduardo Neyra IRA, 13252 Kerr
Trail, Dallas, TX 75244

Seligman Advisors, Inc., Aurelia P.    Colorado/C                 77.15%
Lacsamana, 100 Park Avenue, New
York, NY 10017

John and Betty Thompson JTTEN, 1447    Colorado/D                  9.85%
S. Fairfax St., Denver, CO 80222

MLPF&S for the Sole Benefit of         Colorado/D                 74.47%
Customers, Attn. Fund
Administration, 4800 Deer Lake
Drive East, Jacksonville, FL 32246

MLPF&S for the Sole Benefit of         Georgia/A                  19.81%
Customers, Attn. Fund
Administration, 4800 Deer Lake
Drive East, Jacksonville, FL 32246

Wachovia Securities Inc., FBO          Georgia/C                  82.08%
Accounts, PO Box 1220, Charlotte,
NC 28201-1220

Wachovia Securities Inc., FBO          Georgia/C                  17.92%
Accounts, PO Box 1220, Charlotte,
NC 28201-1220

Raymond James & Associates, Inc.       Georgia/D                   5.04%
for Elite Accounts, FAO Andre
Cotella & Micheline Hunt JTWROS,
102 Mitchell Ct, Warner Robins, GA
31093

Wachovia Securities Inc, FBO           Georgia/D                  13.32%
Accounts PO Box 1220, Charlotte, NC
28201-1220

MLPF&S for the Sole Benefit of         Georgia/D                  30.80%
Customers, Attn. Fund
Administration, 4800 Deer Lake
Drive East, Jacksonville, FL 32246

MLPF&S for the Sole Benefit of         Louisiana/A                21.43%
Customers, Attn. Fund
Administration, 4800 Deer Lake
Drive East, Jacksonville, FL 32246

Legg Mason Wood Walker Inc, PO Box     Louisiana/C                57.73%
1476, Baltimore, MD 21202

Carmen Mauer Erwin Family LP, 11051    Louisiana/C                28.03%
GS Pt Hundson, Zachary, LA 70791

PaineWebber for the Benefit of         Louisiana/C                14.24%
Hastings Underwritings Limited, GCM
Building, Collymore Rock, St.
Michael, Barbados

Prudential Securities Inc, FBO Dr.     Louisiana/D                12.63%
Avery Cook, 3405 Holly Hill Rd.,
Lake Charles, LA 70605-1318

Post & Co FBO Accounts, c/o Bank of    Louisiana/D                11.19%
New York, Attn: Mutual Fund/Reorg
Dept., PO Box 1066 Wall St.
Station, New York, NY 10268

HIBFUND FBO Account, C/o Marshall      Louisiana/D                 8.96%
and Ilsley Trust Co, PO Box 2977,
Milwaukee, WI 5301

Dean Witter for the Benefit of Mr.     Louisiana/D                11.66%
Ralph Balentine, PO Box 250 Church
Street Station, New York, NY
71111-6050

MLPF&S for the Sole Benefit of         Louisiana/D                53.73%
Customers, Attn. Fund
Administration, 4800 Deer Lake
Drive East, Jacksonville, FL 32246

MLPF&S for the Sole Benefit of         Maryland/A                  8.76%
Customers, Attn. Fund
Administration, 4800 Deer Lake
Drive East, Jacksonville, FL 32246

PaineWebber for the Benefit of         Maryland/C                 71.93%
Marjorie Anne Ryder Trust, 6735
Allview Drive, Columbia, MD 21046

PaineWebber for the Benefit of         Maryland/C                 15.92%
Josephine D. Stephens Revocable
Trust, 42 Kimball Court, Baltimore,
MD 21228

Salomon Smith Barney Inc, 333 West     Maryland/C                  9.97%
34th Street, 3rd Floor, New York,
NY 10001

Harry Headley REV TRUST, 21041         Maryland/D                 20.46%
Goshen Road, Gaithersburg, MD
20882-4226

MLPF&S for the Sole Benefit of         Maryland/D                 15.74%
Customers, Attn. Fund
Administration, 4800 Deer Lake
Drive East, Jacksonville, FL 32246

Salomon Smith Barney Inc, 333 West     Massachusetts/C            27.29%
34th Street, 3rd Fl, New York, NY
10001

PaineWebber for the Benefit Richard    Massachusetts/C            10.67%
J. Grand, 220 Buckminster Road,
Brookline, MA 02445

Salomon Smith Barney Inc, 333 West     Massachusetts/C            23.21%
34th Street, 3rd Fl, New York, NY
10001

PaineWebber for the Benefit of Guy     Massachusetts/C             7.36%
J. Ciannavei, 134 North Street,
Walpole, MA 02081

PaineWebber for the Benefit of         Massachusetts/C            12.90%
Corinna Pena Cust for Phylicia Pena
UMGTMA, 34 Grace Lane, Southbridge,
MA 01550

NFSC FEBO, Mark Kaplan and Susan       Massachusetts/C             7.43%
Kaplan, 74 Dennison Avenue,
Swampscott, MA 01907

PaineWebber for the Benefit of Guy     Massachusetts/C             7.46%
J. and Joanne C. Ciannavei JT TEN,
134 North Street, Walpole, MA 02081

Maurice Hurwitz REV TRUST, 7 Ellis     Massachusetts/D            41.82%
Drive, Worcester, MA 01609-1438

NFSC FEBO Patrick R. and Mary A.       Massachusetts/D             5.96%
Annese, 62 Fremont Street,
Somerville, MA 02145

NFSC FEBO Glen T. MacLeod, 21          Massachusetts/D             5.30%
Atlantic Avenue, Rockport, MA 01966

MLPF&S for the Sole Benefit of         Massachusetts/D            21.43%
Customers, Attn. Fund
Administration, 4800 Deer Lake
Drive East, Jacksonville, FL 32246

MLPF&S for the Sole Benefit of         Michigan/A                  6.39%
Customers, Attn. Fund
Administration, 4800 Deer Lake
Drive East, Jacksonville, FL 32246

Prudential Securities Inc FBO Mr.      Michigan/C                 80.73%
Lillian E. Knoop, 4140 Kensinton
Ave, Detroit, MI 48224

NFSC FEBO Clara Burrell, Jerri         Michigan/C                 17.68%
Leighton, 934 D. Grenoble Dr.,
Lansing, MI 48917

Mark and Lynn Olree JTTEN, 4330 E.     Michigan/D                  7.83%
Cleveland St., Coopersville, MI
49404

Mark and Robert Olree JTTEN, 4330      Michigan/D                  7.61%
E. Cleveland St., Coopersville, MI
49404

MLPF&S For the Sole Benefit of         Michigan/D                 32.14%
Customers, Attn. Fund
Administration, 4800 Deer Lake
Drive East, Jacksonville, FL 32246

Katherin and Gary Wilaby JT TEN,       Minnesota/C                16.38%
704 Lakeview, N Mankato, MN 56003

Prime Account/Donald Cole Family       Minnesota/C                83.62%
Trust FBO Greg Cole, Mound, MN
55364

Hilmer and Ethel Nelson TTEES          Minnesota/D                 6.86%
Bradley Nelson, 4 North Mallard
Road, North Oaks, MN 55127

Alice Bisgaard TTEE Alice Bisgaard     Minnesota/D                 7.69%
REVTR c/o Carol Davis, 8707 Gaines
Avenue, Orangevale, CA 95662

NorWest Investment Services, Inc.      Minnesota/D                 8.28%
FBO Account, Northstar Building
East, 608 Second Avenue, South
Minneapolis, MN 55479-0162

MLPF&S for the Sole Benefit of         Minnesota/D                29.46%
Customers, Attn. Fund
Administration, 4800 Deer Lake
Drive East, Jacksonville, FL 32246

MLPF&S for the Sole Benefit of         Missouri/A                 13.32%
Customers, Attn. Fund
Administration, 4800 Deer Lake
Drive East, Jacksonville, FL 32246

CIBC World Markets Corp., FBO          Missouri/C                 68.07%
Account, PO Box 3484, Church Street
Station, New York, NY 10008-3484

George E. and Henrietta M. Beck JT     Missouri/C                 31.93%
TEN, 5474 Hodiamont, Jennings, MO
63136

CIBC World Markets Corp., FBO          Missouri/D                  5.07%
Account, PO Box 3484, Church Street
Station, New York, NY 10008-3484

Lowell Edward Fletcher and Patricia    Missouri/D                 20.09%
K. Fletcher Ttees FBO Anthony
McPherson Trust, 5828 Huntersford
Road, Pacific, MO 63069-4019

FISERV Securities Inc. FAO, Attn       Missouri/D                  7.75%
Mutual Funds Dept., One Commerce
Square, 2005 Market Street, Suite
1200, Philadelphia, PA 19103

FISERV Securities Inc. FAO, Attn       Missouri/D                  7.72%
Mutual Funds Dept., One Commerce
Square, 2005 Market Street, Suite
1200, Philadelphia, PA 19103

NFSC FEBO ACCOUNTS, Thomas C Cella,    Missouri/D                  6.44%
6105 Southern, St. Louis, MO 63123

NFSC FEBO ACCOUNTS, Scott and          Missouri/D                  9.18%
Christine Huchinson, 12843
Westledge Lane, St. Louis, MO 63131

MLPF&S for the Sole Benefit of         Missouri/D                 18.54%
Customers, Attn. Fund
Administration, 4800 Deer Lake
Drive East, Jacksonville, FL 32246

John and Sharon Churma JT TEN, 7       Missouri/D                  5.89%
Briar Patch Drive, Defiance, MO
63341

PaineWebber for the Benefit of         New York/C                 11.13%
Kenneth Pixley, 7321 Cascade Dr.,
Bayonet Point, FL 34667

PaineWebber for the Benefit of Alan    New York/C                 19.58%
Tolsma, 55 Majestic Circle,
Amherst, NY 14226

PaineWebber for the Benefit of         New York/C                 10.74%
Doris Keough, 15 Slater Avenue,
Saranac Lake, NY 12983

PaineWebber for the Benefit of         New York/C                  8.97%
Elsie Willendrup Revocable Trust,
27 Country Fair Lane, Scotia, NY
12302

Gertrude Barylski, 130 Revere          New York/C                 12.65%
Drive, Sayville, NY 11782

Salomon Smith Barney Inc, 333 West     New York/C                 13.30%
34th Street, 3rd Fl, New York, NY
10001

PaineWebber for the Benefit of         New York/C                  5.37%
Joanne Kravetz, 826 Cypress Dr.,
Franklin Square, Ny 11010-4006

AnnFrances Stolz, 166-43 24th          New York/C                  7.26%
Avenue, Whitestone, NY 11357

Joseph Chiaramonte, 5614 Avenue T,     New York/C                 11.03%
Brooklyn, NY 11234

PaineWebber for Benefit of Diana       New York/D                 29.90%
Riklis, 1020 Park Avenue, New York,
NY 10028

MLPF&S for the Sole Benefit of         New York/D                 37.54%
Customers, Attn. Fund
Administration, 4800 Deer Lake
Drive East, Jacksonville, FL 32246

Seligman Advisors, Inc., Aurelia       Ohio/C                      100%
Lacsamana, 100 Park Avenue, New
York, NY 10017

Raymond James & Assoc Inc, For         Ohio/D                     15.46%
Daniel Gunn TTEE FBO, D.M. Gunn,
844 Hampton Ridge Drive, Akron, OH
44122

Richard Rice, 12700 Lake Avenue,       Ohio/D                      9.31%
Lakewood, OH 44107

Dean Witter for the Benefit of         Ohio/D                     18.50%
Margaret Cutter, PO Box 250 Church
Street Station, New York, NY
44116-1011

Bruce Tomcik & Geraldine Linnevers     Ohio/D                      5.58%
JT TEN, PO Box 444, No Olmsted, OH
44070-0444

MLPF&S for the Sole Benefit of         Ohio/D                     11.28%
Customers, Attn. Fund
Administration, 4800 Deer Lake
Drive East, Jacksonville, FL 32246

Valerie Farkas, 25450 Twickenham       Ohio/D                      5.40%
Drive, Beachwood, OH 44122-1389

Seligman Advisors, Inc., Aurelia       Oregon/C                    100%
Lacsamana, 100 Park Avenue, New
York, NY 10017

PaineWebber for the Benefit of         Oregon/D                    5.97%
Gustave and Mary Schaefer Jt Ten,
673 Troost Street, Roseburg, OR
97470

MLPF&S for Sole Benefit of             Oregon/D                   25.09%
Customers Attn Fund Administration,
4800 Deer Lake Drive East,
Jacksonville, FL 32246

PaineWebber for the Benefit of         Oregon/D                   13.52%
Howard and Helen Wills Exemption
Trust, 137 Wiggo Lane, Glide, OR
97443

MLPF&S for the Sole Benefit of         South Carolina/A           11.98%
Customers, Attn. Fund
Administration, 4800 Deer Lake
Drive East, Jacksonville, FL 32246

PaineWebber for the Benefit of         South Carolina/C           35.38%
Sondra Burson, 11 Anglers Pond
Lane, Hilton Head, SC 29926

Wachovia Securities Inc, FBO           South Carolina/C           16.05%
Accounts, PO Box 1220, Charlotte,
NC 28201-1220

Wachovia Securities Inc, FBO           South Carolina/C           32.16%
Accounts, PO Box 1220, Charlotte,
NC 28201-1220

Mark and Sue Grace JTWROS, PO Box      South Carolina/C            8.15%
425, Taylors, SC 29687

MLPF&S for the Sole Benefit of         South Carolina/D           27.34%
Customers, Attn. Fund
Administration, 4800 Deer Lake
Drive East, Jacksonville, FL 32246

John Toal, 294 Chippewa Drive,         South Carolina/C            6.19%
Columbia, SC 29210-6509


Management Ownership


As of January 7, 2000, Directors and officers of the Funds as a group owned less than 1% of the then outstanding Class A, Class C and Class D shares of capital stock of the Funds , with the exception of the New York Municipal Fund for which Directors and officers as a group owned 6.04% of the then outstanding Class A shares of capital stock of the Fund.

                     Investment Advisory and Other Services

Investment Manager


Seligman manages the Funds. Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris and a simultaneous recapitalization of Seligman occurred. See Appendix C for further history of Seligman.


All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.


The Funds pay Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to .50% per annum of each Fund's average daily net assets. The following chart indicates the management fees paid by each Fund for the fiscal years ended September 30, 1999, 1998 and 1997.

                             Fiscal                 Management
                              Year                      Fee
  Fund                       Ended                   Paid ($)
  ----                       -----                   --------
  National                  9/30/99                  $527,074
                            9/30/98                  522,358
                            9/30/97                  506,520

  Colorado                  9/30/99                 $236,902
                            9/30/98                  236,819
                            9/30/97                  254,781

  Georgia                   9/30/99                 $247,712
                            9/30/98                  253,187
                            9/30/97                  261,126

  Louisiana                 9/30/99                 $276,780
                            9/30/98                  283,699
                            9/30/97                  283,702

  Maryland                  9/30/99                 $280,990
                            9/30/98                  276,179
                            9/30/97                  275,393

  Massachusetts             9/30/99                 $527,272
                            9/30/98                  545,891
                            9/30/97                  551,726

  Michigan                  9/30/99                 $696,613
                            9/30/98                  726,553
                            9/30/97                  731,198

  Minnesota                 9/30/99                 $596,977
                            9/30/98                  614,405
                            9/30/97                  629,693

  Missouri                  9/30/99                 $242,203
                            9/30/98                  260,574
                            9/30/97                  262,926

                             Fiscal                 Management
                              Year                      Fee
  Fund                       Ended                   Paid ($)
  ----                       -----                   --------
  New York                  9/30/99                 $428,752
                            9/30/98                  426,872
                            9/30/97                  416,749

  Ohio                      9/30/99                 $740,911
                            9/30/98                  768,368
                            9/30/97                  787,121

  Oregon                    9/30/99                 $299,155
                            9/30/98                  287,757
                            9/30/97                  285,086

  South Carolina            9/30/99                 $542,489
                            9/30/98                  539,515
                            9/30/97                  535,390


The Funds pay all of their expenses other than those assumed by Seligman, including brokerage commissions, if any, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Funds not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated between the Funds in a manner determined by the Board of Directors to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Management Agreement was unanimously adopted by the Board of Directors at a Meeting held on October 11, 1988 and was approved by the shareholders at a meeting held on December 16, 1988. The Management Agreement with respect to a Fund will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified a Fund at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by a Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. Seligman Municipal Fund Series, Inc. has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.



Principal Underwriter


Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under "Management Information" as directors or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, subject to the control of the Board of Directors, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Funds with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Funds who are employees or consultants of Seligman and of the officers and employees of the Funds. Seligman also provides senior management for Seligman Data Corp., the Funds' shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to any of the Funds.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise any Fund with respect to its investments.

Dealer Reallowances


Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Fund, as set forth below:

Class A shares:

                                                                  Regular Dealer
                             Sales Charge       Sales Charge        Reallowance
                              as a % of         as a % of Net        as a % of
Amount of Purchase        Offering Price(1)    Amount Invested    Offering Price
------------------        -----------------    ---------------    --------------
Less than  $ 50,000              4.75%              4.99%              4.25%
$50,000  -  $ 99,999             4.00               4.17               3.50
$100,000  -  $249,999            3.50               3.63               3.00
$250,000  -  $499,999            2.50               2.56               2.25
$500,000  -  $999,999            2.00               2.04               1.75
$1,000,000  and over                0                  0                  0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                                  Regular Dealer
                             Sales Charge       Sales Charge        Reallowance
                              as a % of         as a % of Net        as a % of
Amount of Purchase        Offering Price(1)    Amount Invested    Offering Price
------------------        -----------------    ---------------    --------------
Less than  $100,000              1.00%              1.01%              1.00%
$100,000  -  $249,999            0.50               0.50               0.50
$250,000  -  $1,000,000             0                  0                  0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 1999, 1998 and 1997, Seligman Services received commissions in the following amounts:

                                     Commissions Paid to
Fund                                  Seligman Services
----                                  -----------------
                            1999             1998          1997
                            ----             ----          ----
National                  $  2,960           $ 192        $ 456
Colorado                       660           2,216        4,678
Georgia                        205           1,654          283
Louisiana                      357             117           21
Maryland                     3,964             366          523
Massachusetts                  880             718        1,865
Michigan                     1,929             219          515
Minnesota                      730           1,344          594
Missouri                       -0-             405        1,220
New York                     1,097           3,453        2,889
Ohio                           174           4,159        1,485
Oregon                         652              45           24
South Carolina               2,061          19,615        2,582


Rule 12b-1 Plan

Seligman Municipal Fund Series, Inc. has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class C, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund. Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of such Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Funds' Board of Directors. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A


Under the 12b-1 Plan, each Fund, with respect to Class A shares, is permitted to pay quarterly to Seligman Advisors a service fee at an annual rate of up to .25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations currently receive from Seligman Advisors a continuing service fee of up to .10% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors and may not be increased from .10% without approval of the Directors. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If the 12b-1 Plan is terminated in respect of Class A shares of any Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 1999, equivalent to .10% per annum of the Class A shares' average daily net assets, was as follows:

                                                         Total
            Fund                                       Fees Paid
            ----                                       ---------
            National                                    $102,335
            Colorado                                      46,686
            Georgia                                       47,988
            Louisiana                                     53,706
            Maryland                                      54,772
            Massachusetts                                104,516
            Michigan                                     141,587
            Minnesota                                    119,493
            Missouri                                      46,594
            New York                                      85,866
            Ohio                                         147,925
            Oregon                                        58,613
            South Carolina                               103,775


Class C


Under the 12b-1 Plan, each Fund, with respect to Class C shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of .75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to .25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of .25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The total amount paid by each Fund to Seligman Advisors in respect of Class C shares from May 27, 1999 (inception) to September 30, 1999, equivalent to 1% per annum of the Class C shares' average daily net assets, was as follows:

                                                         Total
            Fund                                       Fees Paid
            ----                                       ---------
            National                                     $238
            Colorado                                      163
            Georgia                                       481
            Louisiana                                     -0-
            Maryland                                      121
            Massachusetts                                 293
            Michigan                                      169
            Minnesota                                     -0-
            Missouri                                       64
            New York                                      451
            Ohio                                           29
            Oregon                                        -0-
            South Carolina                                892
                                                          ---

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Funds may exceed the 12b-1 fees paid by the Funds in that year. The 12b-1 Plan permits expenses incurred by Seligman Advisors in respect to Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 1999, Seligman Advisors incurred unreimbursed expenses in respect of each Fund's Class C shares at September 30, 1999.

                       Amount of Unreimbursed          % of the Net Assets
                       Expenses Incurred With              of Class C at
Fund                  Respect to Class C Shares         September 30, 1999
----                  -------------------------         ------------------
National                      $1,644                         1.43%
Colorado                       2,854                         4.74
Georgia                        2,390                         1.36
Louisiana                        -0-                          -0-
Maryland                       1,177                         1.58
Massachusetts                  3,468                         1.52
Michigan                       1,844                         1.61
Minnesota                        -0-                          -0-
Missouri                         271                         1.28
New York                       3,588                         1.90
Ohio                             273                         1.57
Oregon                           -0-                          -0-
South Carolina                 4,484                         1.34

If the 12b-1 Plan is terminated in respect to Class C shares of the Funds, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class C shares.


Class D


Under the 12b-1 Plan, each Fund, with respect to Class D shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of .75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a .75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to .25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of .25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of each Fund. The total amount paid by each Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 1999, equivalent to 1% per annum of the Class D shares' average daily net assets, was as follows:

                                             Total
      Fund                                 Fees Paid
      ----                                 ---------
      National                              $65,093
      Colorado                                7,987
      Georgia                                26,991
      Louisiana                               8,307
      Maryland                               30,773
      Massachusetts                          24,617
      Michigan                               23,818
      Minnesota                              20,659
      Missouri                                5,445
      New York                               28,649
      Ohio                                   14,143
      Oregon                                 25,843
      South Carolina                         60,396


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from that Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 1999, Seligman Advisors incurred the following amounts of unreimbursed expenses in respect of each Fund's Class D shares:

                          Amount of Unreimbursed       % of the Net Assets
                          Expenses Incurred With          of Class D at
Fund                     Respect to Class D Shares      September 30, 1999
----                     -------------------------      ------------------
National                         $   -0-                       %-0-
Colorado                           2,563                        .28
Georgia                            5,325                        .23
Louisiana                          5,838                        .64
Maryland                           6,021                        .22
Massachusetts                     14,183                        .48
Michigan                           5,754                        .28
Minnesota                         10,028                        .54
Missouri                           3,533                        .57
New York                           3,185                        .11
Ohio                               4,001                        .30
Oregon                             5,994                        .27
South Carolina                    12,979                        .22


If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.


Payments made by the Funds under the 12b-1 Plan in respect of Class A and Class D shares for the fiscal year ended September 30, 1999, and in respect of Class C shares from May 27, 1999 (inception) to September 30, 1999, were spent on the following activities in the following amounts:

                                  Compensation                Compensation
                                       to                          to
Fund/Class                        Underwriters               Broker/Dealers
----------                        ------------               --------------
National/A                           $   -0-                    $102,335
National/C                               238                         -0-
National/D                            13,403                      51,690

Colorado/A                               -0-                      46,686
Colorado/C                               163                         -0-
Colorado/D                             3,805                       4,182

Georgia/A                                -0-                      47,988
Georgia/C                                481                         -0-
Georgia/D                              6,920                      20,071

Louisiana/A                              -0-                      53,706
Louisiana/C                              -0-                         -0-
Louisiana/D                            3,221                       5,086

Maryland/A                               -0-                      54,772
Maryland/C                               121                         -0-
Maryland/D                            10,985                      19,788

Massachusetts/A                          -0-                     104,516
Massachusetts/C                          293                         -0-
Massachusetts/D                        9,215                      15,402

Michigan/A                               -0-                     141,587
Michigan/C                               169                         -0-
Michigan/D                             6,523                      17,295

Minnesota/A                              -0-                     119,493
Minnesota/C                              -0-                         -0-
Minnesota/D                            5,157                      15,502

Missouri/A                               -0-                      46,594
Missouri/C                                64                         -0-
Missouri/D                             2,111                       3,334

New York/A                               -0-                      85,866
New York/C                               451                         -0-
New York/D                             7,023                      21,626

Ohio/A                                   -0-                     147,925
Ohio/C                                    29                         -0-
Ohio/D                                 4,674                       9,469

Oregon/A                                 -0-                      58,613
Oregon/C                                 -0-                         -0-
Oregon/D                               7,319                      18,524

South Carolina/A                         -0-                     103,775
South Carolina/C                         892                         -0-
South Carolina/D                      20,091                      40,305

The 12b-1 Plan was approved on July 16, 1992 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (Qualified Directors) and was approved by shareholders of the Funds on November 23, 1992. The 12b-1 Plan became effective on January 1, 1993. Amendments to the 12b-1 Plan were approved in respect of the Class D shares on November 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of each Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Directors and the Qualified Directors in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Funds shall provide to the Directors, and the Directors shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Funds be made by such disinterested Directors.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation from the Funds pursuant to the 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 1999, 1998 and 1997, Seligman Services received distribution and service fees from the Funds pursuant to the 12b-1 Plan as follows:

                           Distribution and Service Fees Paid to
                                     Seligman Services
                                     -----------------
Fund                     1999              1998             1997
----                     ----              ----             ----
National                $8,433            $7,528           $6,388
Colorado                 2,725             2,599            2,918
Georgia                    938               918              988
Louisiana                  956             1,112              685
Maryland                 1,481             1,572            1,425
Massachusetts            2,251             2,105            2,080
Michigan                 3,104             2,822            2,537
Minnesota                2,745             2,335            2,087
Missouri                 3,144             3,410            3,261
New York                14,043            13,359           12,398
Ohio                     4,351             3,900            3,132
Oregon                   1,815             1,682            1,417
South Carolina           6,392             4,498            1,576


                    Brokerage Allocation and Other Practices

Brokerage Transactions


For the fiscal years ended September 30, 1999, 1998 and 1997, no brokerage commissions were paid by any Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

Commissions


For the fiscal years ended September 30, 1999, 1998 and 1997, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Funds, Seligman, or Seligman Advisors.


Regular Broker-Dealers


During the Funds' fiscal year ended September 30, 1999, neither of the Funds acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.


                       Capital Stock and Other Securities

Capital Stock


Seligman Municipal Fund Series, Inc. is authorized to issue 1,300,000,000 shares of capital stock, each with a par value of $.001 each, divided into thirteen different series (which represent each of the Funds). Each Fund has three classes, designated Class A common stock, Class C common stock, and Class D common stock. Each share of a Fund's Class A, Class C, and Class D common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. Seligman Municipal Fund Series, Inc. has adopted a multiclass plan pursuant to Rule 18f-3 Plan under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the multiclass plan and Rule 18f-3 Plan. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.


Other Securities

Seligman Municipal Fund Series, Inc. has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts. are provided if the total amount being invested in Class A shares of a Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation. allows an investor to combine the amount being invested in Class A shares of a Fund and shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through a dealer; however, only if Seligman Advisors is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent. allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Funds' shareholder service agent. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp. Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or broker/dealers that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors;

(9)  to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Funds' Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of a Fund may use the Funds' Systematic Withdrawal Plan to withdraw up to 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C shares and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Funds;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program.

If, with respect to a redemption of any Class A, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. A Fund will also determine NAV for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the NAV of Fund shares might be materially affected. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class C shares and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.

The securities in which the Funds invest are traded primarily in the over-the-counter market. Municipal securities and other short-term holdings maturing in more than 60 days are valued on the basis of quotations provided by an independent pricing service, approved by the Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. In the absence of such quotations, fair value will be determined in accordance with procedures approved by the Directors. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.

Generally, trading in certain securities such as municipal securities, corporate bonds, US Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of a Fund's shares are computed as of such times.


Specimen Price Make-Up

Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class D shares are sold at NAV(2). Using each Class's NAV at September 30, 1999, the maximum offering price of the Funds' shares is as follows:

                                 Class A shares

                       NAV      +     Maximum Sales Charge     =  Offering Price
Fund                Per Share       (4.75% of Offering Price)        to Public
----                ---------       -------------------------        ---------
National              $7.68                  $.38                       $8.06
Colorado               7.10                   .35                        7.45
Georgia                7.75                   .39                        8.14
Louisiana              7.81                   .39                        8.20
Maryland               7.79                   .39                        8.18
Massachusetts          7.47                   .37                        7.84
Michigan               8.04                   .40                        8.44
Minnesota              7.36                   .37                        7.73
Missouri               7.29                   .36                        7.65
New York               7.70                   .38                        8.08
Ohio                   7.64                   .38                        8.02
Oregon                 7.48                   .37                        7.85
South Carolina         7.67                   .38                        8.05

                                 Class C shares

                         NAV       +        Maximum Sales Charge          =    Offering Price
Fund                  Per Share          (1.00% of Offering Price(1))             to Public
----                  ---------          ----------------------------             ---------
National                $7.68                       $.08                            $7.76
Colorado                 7.09                        .07                             7.16
Georgia                  7.76                        .08                             7.84
Louisiana                7.80                        .08                             7.88
Maryland                 7.80                        .08                             7.88
Massachusetts            7.47                        .08                             7.55
Michigan                 8.03                        .08                             8.11
Minnesota                7.36                        .07                             7.43
Missouri                 7.29                        .07                             7.36
New York                 7.70                        .08                             7.78
Ohio                     7.68                        .08                             7.76
Oregon                   7.48                        .08                             7.56
South Carolina           7.66                        .08                             7.74

                                 Class D shares

                                                   NAV and Offering
            Fund                                  Price Per Share(2)
            ----                                  -----------------
            National                                     $7.68
            Colorado                                      7.09
            Georgia                                       7.76
            Louisiana                                     7.80
            Maryland                                      7.80
            Massachusetts                                 7.47
            Michigan                                      8.03
            Minnesota                                     7.36
            Missouri                                      7.29
            New York                                      7.70
            Ohio                                          7.68
            Oregon                                        7.48
            South Carolina                                7.66


----------
(1) In addition to the 1.00% front-end sales charge, Class C shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase.

(2) Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind


The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the SEC. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.


                              Taxation of the Funds

Each of the Funds is treated as a separate corporation for federal income tax purposes. As a result, determinations of net investment income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for each Fund.

Each of the Funds is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, a Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of a Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (2) and a Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities).

Federal Income Taxes

If, at the end of each quarter of its taxable year, at least 50% of a Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by a Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less any expenses allocable to the Fund.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from a Fund's other investment income (other than exempt interest dividends) or from net realized short-term gain will taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

Interest on indebtedness incurred or continued to purchase or carry shares of any Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of any Fund.

Colorado Taxes

In the opinion of Ireland Stapleton Pryor Pascoe, P.C., Colorado tax counsel to the Colorado Fund, individuals, trusts, estates and corporations who are holders of the Colorado Fund and who are subject to the Colorado income tax will not be subject to Colorado income tax or the Colorado alternative minimum tax on Colorado Fund dividends to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code, which are derived from interest income received by the Colorado Fund on (a) obligations of the State of Colorado or its political subdivisions which are issued on or after May 1,1980, or if issued before May 1,1980, to the extent such interest is specifically exempt from income taxation under the laws of the State of Colorado authorizing the issuance of such obligations; (b) obligations of the United States or its possessions to the extent included in federal taxable income; or (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states (collectively, Colorado Obligations). To the extent that Colorado Fund distributions are attributable to sources not described in the preceding sentence, such as long or short-term capital gains, such distributions will not be exempt from Colorado income tax and may be subject to Colorado's alternative minimum tax. There are no municipal income taxes in Colorado. As intangibles, shares in the Colorado Fund are exempt from Colorado property taxes.

The Colorado Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Colorado Obligations and exempt from the Colorado income tax.

Georgia Taxes

In the opinion of King & Spalding, Georgia tax counsel to the Georgia Fund, under existing Georgia law, shareholders of the Georgia Fund will not be subject to Georgia income taxes on dividends with respect to shares of the Georgia Fund to the extent that such distributions represent exempt-interest dividends for federal income tax purposes that are attributable to interest-bearing obligations issued by or on behalf of the State of Georgia or its political subdivisions, or by the governments of Puerto Rico, the Virgin Islands, or Guam (collectively, Georgia Obligations), which are held by the Georgia Fund. Dividends, if any, derived from capital gains or other sources generally will be taxable to shareholders of the Georgia Fund for Georgia income tax purposes.

Except during temporary defensive periods or when acceptable investments are unavailable to the Georgia Fund, at least 80% of the value of the net assets of the Georgia Fund will be maintained in debt obligations which are exempt from regular federal income tax and Georgia income taxes.

The Georgia Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Georgia Obligations and exempt from Georgia income taxes.

Louisiana Taxes

In the opinion of Liskow & Lewis, Louisiana tax counsel to the Louisiana Fund, based upon a private ruling obtained from the Louisiana Department of Revenue, and subject to the current policies of the Louisiana Department of Revenue, shareholders of the Louisiana Fund who are corporations; individuals, and residents of the State of Louisiana; and, for taxable periods beginning after December 31, 1996, trusts or estates; all of whom are otherwise subject to Louisiana income tax, will not be subject to Louisiana income tax on Louisiana Fund dividends to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Louisiana or its political or governmental subdivisions, or its governmental agencies, or instrumentalities. To the extent that distributions on the Louisiana Fund are attributable to sources other than those described in the preceding sentence, such distributions, including but not limited to, long-term or short-term capital gains, will not be exempt from Louisiana income tax.

Non-resident individuals maintaining their domicile other than in the State of Louisiana will not be subject to Louisiana income tax on their Louisiana Fund dividends.

Except during temporary defensive periods or when acceptable investments are unavailable to the Louisiana Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Louisiana Fund in debt obligations which are exempt from federal income tax and exempt from Louisiana income tax.

The Louisiana Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Louisiana obligations and exempt from Louisiana income tax.

Maryland Taxes

In the opinion of Venable, Baetjer and Howard, LLP, Maryland tax counsel to the Maryland Fund, as long as dividends paid by the Maryland Fund qualify as interest excludable under Section 103 of the Internal Revenue Code and the Maryland Fund qualifies as a regulated investment company under the Internal Revenue Code, the portion of exempt-interest dividends that represents interest received by the Maryland Fund on obligations (a) of Maryland or its political subdivisions and authorities; or (b) of the United States or an authority, commission, instrumentality, possession, or territory of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to shareholder of the Maryland Fund.

Gain realized by the Maryland Fund from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, or of the United States or an authority, commission, or instrumentality of the United States will not be subject to Maryland state and local income taxes.

To the extent that distributions of the Maryland Fund are attributable to sources other than those described in the preceding sentences, such as interest received by the Maryland Fund on obligations issued by states other than Maryland, income earned on repurchase contracts, or gains realized by a shareholder upon a redemption or exchange of Maryland Fund shares, such distributions will be subject to Maryland state and local income taxes. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Maryland Fund to purchase or carry shares of the Maryland Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

Except during temporary defensive periods or when acceptable investments are unavailable to the Maryland Fund, at least 80% of the value of the net assets of the Maryland Fund will be maintained in debt obligations which are exempt from regular federal income tax and are exempt from Maryland state and local income taxes.

The Maryland Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Maryland obligations and exempt from Maryland state and local income taxes.

Massachusetts Taxes

In the opinion of Palmer & Dodge, Massachusetts tax counsel to the Massachusetts Fund, assuming that the Municipal Fund gives the notices described at the end of this section, holders of the Massachusetts Fund who are subject to the Massachusetts personal income tax will not be subject to tax on distributions from the Massachusetts Fund to the extent that these distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code which are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions or by the government of Puerto Rico or by its authority, by the government of Guam or by its authority, or by the government of the Virgin Islands or its authority (collectively, Massachusetts Obligations). Except to the extent excluded as capital gain, distributions of income to Massachusetts holders of the Massachusetts Fund that are attributable to sources other than those described in the preceding sentence will be includable in the Massachusetts income of the holders of the Massachusetts Fund. Distributions will not be subject to tax to the extent that they qualify as capital gain dividends which are attributable to obligations issued by the Commonwealth of Massachusetts, its instrumentalities, or political subdivisions under any provision of law which exempts capital gain on the obligation from Massachusetts income taxation. Distributions which qualify as capital gain dividends under Section 852(b)(3)(C) of the Internal Revenue Code and which are includable in Federal gross income will be includable in the Massachusetts income of a holder of the Massachusetts Fund as capital gain.

Massachusetts Fund dividends are not excluded in determining the Massachusetts excise tax on corporations. Except during temporary defensive periods or when acceptable investments are unavailable to the Massachusetts Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Massachusetts Fund in debt obligations which are exempt from regular federal income tax and Massachusetts personal income tax.

The Massachusetts Fund will notify its shareholders within 60 days after the close of the year as to the interest and capital gains derived from Massachusetts Obligations and exempt from Massachusetts personal income tax.

Michigan Taxes

In the opinion of Dickinson Wright PLLC, Michigan tax counsel to the Municipal Fund, holders of the Michigan Series who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on Michigan Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Code which are attributable to interest on tax-exempt obligations of the State of Michigan, or its political or governmental subdivisions, its governmental agencies or instrumentalities (as well as certain other federally tax-exempt obligations, the interest on which is exempt from Michigan tax, such as, for example, certain obligations of Puerto
Rico)(collectively, Michigan Obligations). To the extent that distributions on the Michigan Series are attributable to sources other than those described in the preceding sentence, such distributions, including, but not limited to, long or short-term capital gains, will not be exempt from Michigan income tax or single business tax. To the extent that distributions on the Michigan Series are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

Except during temporary defensive periods or when acceptable investments are unavailable to the Michigan Series, at least 80% of the value of the net assets of the Michigan Series will be maintained in debt obligations which are exempt from regular federal income tax and Michigan income and single business taxes.

The Michigan Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Michigan Obligations and exempt from Michigan income tax.

Minnesota Taxes

In the opinion of Faegre & Benson LLP, Minnesota tax counsel to the Minnesota Fund, provided that the Minnesota Fund qualifies as a regulated investment company under the Internal Revenue Code, and subject to the discussion in the paragraph below, shareholders of the Minnesota Fund who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Minnesota Fund dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities (Minnesota Sources). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Fund. If the 95% test is not met, all exempt-interest dividends that are paid by the Minnesota Fund generally will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such dividends generally will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Fund, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.


Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers, was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.


Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. The Internal Revenue Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest dividend of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest dividends that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is received by such shareholders and that is derived from sources other than the Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Minnesota Fund, including all of those that are derived from the Minnesota Sources described above, generally will be subject to the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates or trusts.

Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates, or trusts.

Minnesota Fund distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Minnesota Fund distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

Except during temporary defensive periods or when acceptable investments are unavailable to the Minnesota Fund, at least 80% of the value of the net assets of the Minnesota Fund will be maintained in debt obligations which are exempt from the regular federal income tax. Such debt obligations may, however, be subject to the federal alternative minimum tax. A similar percentage will generally also apply with respect to the regular Minnesota personal income tax, and such debt obligations may likewise be subject to the Minnesota alternative minimum tax, in each case subject to the entire discussion above. The Minnesota Fund will invest so that the 95% test described above is met.

The Minnesota Fund will notify its shareholders within 30 days after the close of the year as to the interest derived from Minnesota obligations and exempt from the Minnesota personal income tax, subject to the discussion above.

Missouri Taxes


In the opinion of Bryan Cave LLP, Missouri tax counsel to the Missouri Fund, dividends distributed to individual shareholders of the Missouri Fund will be exempt from the Missouri personal income tax imposed by Chapter 143 of the Missouri Revised Statutes to the extent that such dividends qualify as exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code and are derived from interest on obligations of the State of Missouri or any of its political subdivisions or authorities, or obligations issued by the government of Puerto Rico or its authority (collectively, Missouri Obligations). Capital gain dividends, as defined in
Section 852(b)(3) of the Internal Revenue Code, distributable by the Missouri Fund to individual resident shareholders of the Missouri Fund, to the extent includable in federal adjusted gross income, will be subject to Missouri income taxation. Shares in the Missouri Fund are not subject to Missouri personal property taxes.

Dividends paid by the Missouri Fund, if any, that do not qualify as tax exempt dividends under Section 852 (b)(5) of the Internal Revenue Code, will be exempt from Missouri income tax only to the extent that such dividends are derived from interest on certain US obligations that the State of Missouri is expressly prohibited from taxing under the laws of the United States. The portion of such dividends that is not subject to taxation by the State of Missouri may be reduced by interest, or other expenses, in excess of $500 paid or incurred by a shareholder in any taxable year to purchase or carry shares of the Missouri Fund of the Municipal Fund or other investments producing income that is includable in federal gross income, but exempt from Missouri income tax.

Except during temporary defensive periods or when acceptable investments are unavailable to the Missouri Fund, at least 80% of the value of the net assets of the Missouri Fund will be maintained in debt obligations which are exempt from regular federal income tax and Missouri personal income tax.

The Missouri Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Missouri Obligations and exempt from the Missouri personal income tax.

New York State and City Taxes

In the opinion of Sullivan & Cromwell, counsel to the Funds, holders of shares of the New York Fund who are subject to New York State and City tax on dividends will not be subject to New York State and City personal income taxes on New York Fund dividends to the extent that such distributions qualify as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and City personal income taxes such as, for example, certain obligations of Puerto
Rico) (collectively, New York Obligations). To the extent that distributions on the New York Fund are derived from other income, including long or short-term capital gains, such distributions will not be exempt from State or City personal income taxes.

Dividends on the New York Fund are not excluded in determining New York State or City franchise taxes on corporations and financial institutions.

Except during temporary defensive periods or when acceptable investments are unavailable to the New York Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the New York Fund in debt obligations which are exempt from regular federal income tax and New York State and City personal income taxes.

The Fund will notify its shareholders within 45 days after the close of the year as to the interest derived from New York Obligations and exempt from New York State and City personal income taxes.

Ohio Taxes


In the opinion of Squire, Sanders & Dempsey L.L.P., Ohio tax counsel to the Ohio Fund, holders of the Ohio Fund who are subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on dividend distributions with respect to shares of the Ohio Fund (Distributions) to the extent that such Distributions are properly attributable to interest (including accrued original issue discount) on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof (collectively, Ohio Obligations), provided that the Ohio Fund qualifies as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxes that these requirements are satisfied. Shares of the Ohio Fund will be included in a corporation's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

Distributions that are properly attributable to profit made on the sale, exchange or other disposition of Ohio Obligations held by the Ohio Fund are not subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal or school district income taxes in Ohio.

Distributions properly attributable to interest on obligations of Puerto Rico, the Virgin Islands or Guam, the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and, provided such interest is excluded from gross income for Federal income tax purposes, are excluded from the net income base of the Ohio Corporation franchise tax.

The Ohio Fund is not subject to the Ohio personal income tax or municipal or school district income taxes in Ohio. The Ohio Fund is not subject to corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if the Ohio Fund has a sufficient nexus to the State of Ohio to be subject to Ohio taxation, then such entity shall be exempt from such taxes only if it complies with certain reporting requirements.


Except during temporary defensive periods or when acceptable investments are unavailable to the Ohio Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Ohio Fund in debt obligations which are exempt from regular federal income tax and the Ohio personal income tax and the net income base of the Ohio corporation franchise tax.

The Ohio Fund will notify its shareholders within 60 days after the close of the year as to the status for Ohio tax purposes of distributions with respect to shares of the Ohio Fund.

Oregon Taxes

In the opinion of Schwabe Williamson & Wyatt P.C., Oregon tax counsel to the Oregon Fund, under present law, individual shareholders of the Oregon Fund will not be subject to Oregon personal income taxes on distributions received from the Oregon Fund to the extent that such distributions (1) qualify as exempt-interest dividends under Section 852 (b)(5) of the Internal Revenue Code; and (2) are derived from interest on obligations of the State of Oregon or any of its political subdivisions or authorities or from interest on obligations of the governments of Puerto Rico, Guam, the Virgin Islands or the Northern Mariana Islands (collectively, Oregon Obligations). Other distributions, including any long-term and short-term capital gains, will generally not be exempt from personal income taxes in Oregon.

No portion of distributions from the Oregon Fund is exempt from Oregon excise tax on corporations. However, shares of the Oregon Fund are not subject to Oregon property tax.

Except during temporary defensive periods or when acceptable investments are unavailable to the Oregon Fund, at least 80% of the value of the net assets of the Oregon Fund will be maintained in debt obligations, the interest payments of which are exempt from regular federal income tax and Oregon personal income taxes.

The Oregon Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Oregon Obligations and exempt from Oregon personal income taxes.

South Carolina Taxes

In the opinion of Sinkler & Boyd, P.A., South Carolina tax counsel to the South Carolina Fund, shareholders of the South Carolina Fund who are subject to South Carolina individual or corporate income taxes will not be subject to such taxes on South Carolina Fund dividends to the extent that such dividends qualify as either (1) exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Internal Revenue Code, which are derived from interest on tax-exempt obligations of the State of South Carolina or any of its political subdivisions or on obligations of the Government of Puerto Rico that are exempt from federal income tax; or (2) dividends derived from interest on obligations of the United States and its possessions or on obligations of any authority or commission of the United States, the interest from which is exempt from state income taxes under the laws of the United States (collectively, South Carolina Obligations). To the extent that South Carolina Fund distributions are attributable to other sources, such as long or short-term capital gains, such distributions will not be exempt from South Carolina taxes.

Except during temporary defensive periods or when acceptable investments are unavailable to the South Carolina Fund, at least 80% of the value of the net assets of the South Carolina Fund will be maintained in debt obligations which are exempt from regular federal income tax and South Carolina income tax.

The South Carolina Fund will notify its shareholders within 60-days after the close of the year as to the interest derived from South Carolina Obligations and exempt from South Carolina income taxes.

Other State and Local Taxes

The exemption of interest on municipal securities for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or city. Except as noted above with respect to a particular state, distributions from a Fund may be taxable to investors under state and local law even though all or a part of such distributions may be derived from federally tax-exempt sources or from obligations which, if received directly, would be exempt from such income tax. In some states, shareholders of the National Fund may be afforded tax-exempt treatment on distributions to the extent they are derived from municipal securities issued by that state or its localities.

Prospective investors should be aware that an investment in a certain Fund may not be suitable for persons who are not residents of the designated state or who do not receive income subject to income taxes in that state. Shareholders should consult their own tax advisors.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. The rate of backup withholding is 31%. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities


Seligman Municipal Fund Series, Inc. and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Funds' capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A and Class C shares of the Funds for the fiscal year ended September 30, 1999, and of Class A shares of the Funds for the fiscal years ended September 30, 1998 and 1997, are shown below. No Class C shares of the Funds were issued or outstanding during the fiscal years ended September 30, 1998 and 1997. Also shown are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:

                                      1999

                          Total Sales Charges                Amount of Class A
                          Paid by Shareholders               and Class C Sales
                             on Class A and                 Charges Retained by
Fund                         Class C Shares                  Seligman Advisors
----                         --------------                  -----------------
National                       $  89,247                         $  10,666
Colorado                          55,258                             6,661
Georgia                           81,930                             9,380
Louisiana                         85,552                            10,366
Maryland                          76,812                             8,989
Massachusetts                    126,779                            15,801
Michigan                         133,528                            15,721
Minnesota                        128,490                            16,002
Missouri                          44,144                             5,149
New York                         101,214                            11,345
Ohio                             101,670                            12,275
Oregon                           141,864                            16,867
South Carolina                   158,114                            18,815

                                      1998

                      Total Sales Charges                 Amount of Class A
                      Paid by Shareholders              Sales Charges Retained
Fund                   on Class A Shares                 by Seligman Advisors
----                   -----------------                 --------------------
National                    $86,018                             $10,617
Colorado                     43,452                               5,093
Georgia                      59,294                               6,978
Louisiana                    57,466                               6,743
Maryland                     91,833                              10,969
Massachusetts                74,981                               9,068
Michigan                    176,876                              21,176
Minnesota                   133,181                              16,223
Missouri                     60,625                               7,654
New York                     65,655                               7,561
Ohio                        142,209                              17,244
Oregon                      136,965                              15,346
South Carolina              195,034                              23,670

                                      1997

                      Total Sales Charges                 Amount of Class A
                      Paid by Shareholders              Sales Charges Retained
Fund                   on Class A Shares                 by Seligman Advisors
----                   -----------------                 --------------------
National                    $69,538                              $8,749
Colorado                     41,233                               4,828
Georgia                      64,812                               7,820
Louisiana                    56,078                               6,792
Maryland                     60,270                               7,366
Massachusetts                84,784                              10,093
Michigan                    159,889                              18,739
Minnesota                    85,887                               9,979
Missouri                     40,582                               4,557
New York                     95,889                              11,532
Ohio                        141,687                              16,992
Oregon                       84,700                               9,740
South Carolina              151,171                              17,715

Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during the fiscal year ended September 30, 1999:

                  Net Underwriting        Compensation on
                    Discounts and         Redemptions and
                     Commissions            Repurchases
                    (Class A and         (CDSC on Class A,
                    Class C Sales        Class C and Class        Brokerage          Other
Fund              Charges Retained)      D Shares Retained)      Commissions     Compensation
----              -----------------      ------------------      -----------     ------------
National               $10,666                 $2,363               $-0-             $-0-
Colorado                 6,661                    592                -0-              -0-
Georgia                  9,380                  1,741                -0-              -0-
Louisiana               10,366                     42                -0-              -0-
Maryland                 8,989                  1,050                -0-              -0-
Massachusetts           15,801                  1,088                -0-              -0-
Michigan                15,721                    894                -0-              -0-
Minnesota               16,002                    456                -0-              -0-
Missouri                 5,149                     21                -0-              -0-
New York                11,345                  1,233                -0-              -0-
Ohio                    12,275                    452                -0-              -0-
Oregon                  16,867                  3,106                -0-              -0-
South Carolina          18,815                  6,858                -0-              -0-


Other Payments

Seligman Advisors shall pay broker/dealers, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive will be made in the form of cash or, if permitted, may take the form of non-cash payments. The non-cash payments will include (i) business seminars at Seligman's headquarters or other locations, (ii) travel expenses, including meals, entertainment and lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or (iii) the receipt of certain merchandise. The cash payments may include payment of various business expenses of the dealer. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data

Class A


The annualized yield for the 30-day period ended September 30, 1999 for each Fund's Class A shares was as follows: National - 4.69%, Colorado - 4.48%, Georgia - 4.53%, Louisiana - 4.61%, Maryland - 4.52%, Massachusetts - 4.60%, Michigan - 4.49%, Minnesota - 4.62%, Missouri - 4.48%, New York - 4.68%, Ohio - 4.49%, Oregon - 4.45%, and South Carolina - 4.26%. The annualized yield was computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 4.75% of the net amount invested) on September 30, 1999, which was the last day of this period. The average number of Class A shares per Fund was: National - 11,793,517, Colorado - 6,323,335, Georgia - 5,553,344, Louisiana - 6,614,744, Maryland - 6,405,219, Massachusetts -
12,522,439, Michigan - 15,834,976, Minnesota - 14,893,450, Missouri - 5,993,549,
New York - 10,012,959, Ohio - 17,743,841, Oregon - 7,311,145 and South Carolina
- 12,258,488, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 1999 for each Fund's Class A shares was as follows: National - 7.76%, Colorado - 7.78%, Georgia - 7.98%, Louisiana - 8.11%, Maryland - 7.86%, Massachusetts - 8.64%, Michigan - 7.78%, Minnesota - 8.31%, Missouri - 7.89%, New York - 8.32%,
Ohio - 7.97%, Oregon - 8.10% and South Carolina - 7.58%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus the following percentages: National - 39.60%, Colorado - 42.47%, Georgia - 43.22%, Louisiana - 43.22%, Maryland - 42.53%, Massachusetts - 46.85%, Michigan - 42.26%, Minnesota - 44.43%, Missouri - 43.22%, New York - 43.74%, Ohio - 43.71%,
Oregon - 45.04% and South Carolina - 43.83%, (which percentages assume the maximum combined federal and state income tax rate for individual taxpayers that are subject to such state's personal income taxes). Then the small portion of the yield (for all the Funds except the National Fund) attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 39.6% (39.6% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares' yield, if any, that was attributable to securities the income of which was not tax- exempt.

The average annual total return for the one-year period ended September 30, 1999 for each Fund's Class A shares was as follows: National - (7.66)%, Colorado - (7.28)%, Georgia - (7.28)%, Louisiana - (7.03)%, Maryland - (6.08)%,
Massachusetts - (9.35)%, Michigan - (7.38)%, Minnesota - (6.76)%, Missouri - (8.16)%, New York - (8.44)%, Ohio - (7.33)%, Oregon - (6.79)% and South Carolina
- (7.94)%. The average annual total return for the five-year period ended September 30, 1999 for each Fund's Class A shares was as follows: National - 5.58%, Colorado - 4.10%, Georgia - 5.40%, Louisiana - 4.95%, Maryland - 5.10%,
Massachusetts - 4.56%, Michigan - 4.83%, Minnesota - 3.74%, Missouri - 4.75%, New York - 5.53%, Ohio - 4.67%, Oregon - 4.74% and South Carolina - 5.02%. The average annual total return for the ten-year period ended September 30, 1999 for each Fund's Class A shares was as follows: National - 6.14%, Colorado - 5.26%, Georgia - 6.23%, Louisiana - 6.00%, Maryland - 6.04%, Massachusetts - 5.98%, Michigan - 6.16%, Minnesota - 5.57%, Missouri - 5.79%, New York - 6.36%, Ohio - 6.04%, Oregon - 5.93% and South Carolina - 6.03%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of each Fund. From this $1,000, the maximum sales load of $47.50 (4.75% of the public offering price) was deducted. It was then assumed that all of the dividends and distributions by each Fund's Class A shares over the relevant time periods were reinvested. It was then assumed that at the end of the one-, five-, and ten-year periods of each

Fund, the entire amount was redeemed. The average annual total return was then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

Class C

The annualized yield for the 30-day period ended September 30, 1999 for each Fund's Class C shares was as follows: National - 3.98%, Colorado - 3.76%, Georgia - 3.82%, Louisiana - 3.90%, Maryland - 3.81%, Massachusetts - 3.87%, Michigan - 3.77%, Minnesota - 3.91%, Missouri - 3.75%, New York - 3.97%, Ohio - 3.76%, Oregon - 3.72% and South Carolina - 3.68%. The annualized yield was computed as discussed above for Class A shares by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 1.00% of the net amount invested) on September 30, 1999, which was the last day of this period. The average number of Class C shares per Fund was: National
- 25,247, Colorado - 10,556, Georgia - 21,762, Louisiana - 1, Maryland - 9,573,
Massachusetts - 18,807, Michigan - 14,140, Minnesota - 1, Missouri - 2,908, New York - 26,635, Ohio - 2,255, Oregon - 1 and South Carolina - 42,219, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 1999 for each Fund's Class C shares was as follows: National - 6.59%, Colorado - 6.54%, Georgia - 6.73%, Louisiana - 6.86%, Maryland - 6.63%, Massachusetts - 7.28%, Michigan - 6.53%, Minnesota - 7.03%, Missouri - 6.60%, New York - 7.06%,
Ohio - 6.68%, Oregon - 6.77% and South Carolina - 6.55%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above for Class A shares. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus the following percentages: National - 39.60%, Colorado - 42.47%, Georgia - 43.22%, Louisiana - 43.22%, Maryland - 42.53%, Massachusetts - 46.85%, Michigan
- 42.26%, Minnesota - 44.43%, Missouri - 43.22%, New York - 43.74%, Ohio -
43.71%, Oregon - 45.04% and South Carolina - 43.83%, (which percentages assume the maximum combined federal and state income tax rate for individual taxpayers that are subject to such state's personal income taxes). Then the small portion of the yield (for all the Funds except the National Fund) attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 39.6% (39.6% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class C shares' yield, if any, that was attributable to securities the income of which was not tax- exempt.

The total return for the period from May 27, 1999 (inception) to September 30, 1999 for each Fund's Class C shares was as follows: National - (5.27)%, Colorado
- (5.89)%, Georgia - (5.72)%, Louisiana - (5.43)%, Maryland - (4.72)%,
Massachusetts - (6.90)%, Michigan - (5.51)%, Minnesota - (5.40)%, Missouri - (5.88)%, New York - (6.09)%, Ohio - (5.40)%, Oregon - (5.25)% and South Carolina
- (5.89)%. This return was computed by assuming a hypothetical initial payment of $1,000 in Class C shares of each Fund. From this $1,000, the maximum sales load of $10.00 (1.00% of the public offering price) was deducted. It was then assumed that all of the dividends and distributions by each Fund's Class C shares over the period were reinvested. It was then assumed that at the end of the period of each Fund, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

Class D

The annualized yield for the 30-day period ended September 30, 1999 for each Fund's Class D shares was as follows: National - 4.02%, Colorado - 3.80%, Georgia - 3.86%, Louisiana - 3.94%, Maryland - 3.85%, Massachusetts - 3.91%, Michigan - 3.81%, Minnesota - 3.95%, Missouri - 3.79%, New York - 4.01%, Ohio - 3.80%, Oregon - 3.80% and South Carolina - 3.99%. The annualized yield was computed as discussed above for Class A shares by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value) on September 30, 1999, which was the last day of this period. The average number of Class D shares were: National - 953,081, Colorado - 129,295, Georgia - 305,467, Louisiana - 116,105, Maryland - 355,171, Massachusetts - 398,974, Michigan - 273,639, Minnesota - 251,918, Missouri - 84,541, New York - 373,309, Ohio -
179,971, Oregon - 308,695 and South Carolina - 780,814, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 1999 for each Fund's Class D shares was as follows: National - 6.66%, Colorado - 6.60%, Georgia - 6.80%, Louisiana - 6.93%, Maryland - 6.69%, Massachusetts - 7.34%, Michigan - 6.60%, Minnesota - 7.11%, Missouri - 6.67%, New York - 7.13%,
Ohio - 6.75%, Oregon - 6.81% and South Carolina - 7.10%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total return for the one-year period ended September 30, 1999 for each Fund's Class D shares was as follows: National - (4.78)%, Colorado - (4.50)%, Georgia - (4.53)%, Louisiana - (4.25)%, Maryland - (2.93)%,
Massachusetts - (6.51)%, Michigan - (4.56)%, Minnesota - (3.89)%, Missouri - (5.37)%, New York - (5.62)%, Ohio - (4.44)%, Oregon - (3.85)% and South Carolina
- (5.23)%. The average annual total return for the five-year period ended September 30, 1999 for each Fund's Class D shares was as follows: National - 5.63%, Colorado - 4.10%, Georgia - 5.45%, Louisiana - 4.98%, Maryland - 5.20%,
Massachusetts - 4.60%, Michigan - 4.83%, Minnesota - 3.76%, Missouri - 4.79%, New York - 5.55%, Ohio - 4.75%, Oregon - 4.80% and South Carolina - 5.06%. The average annual total return for the period from February 1, 1994 (inception) through September 30, 1999 for each Fund's Class D shares was as follows:
National - 3.03%, Colorado - 2.54%, Georgia - 3.35%, Louisiana - 3.17%, Maryland
- 3.40%, Massachusetts - 3.04%, Michigan - 3.23%, Minnesota - 2.75%, Missouri - 2.86%, New York - 3.41%, Ohio - 3.18%, Oregon - 3.33% and South Carolina - 3.09%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of each Fund and that all of the dividends and distributions by each Fund's Class D shares over the relevant time periods were reinvested. It was then assumed that at the end of the one- and five-year periods and the period since inception of each Fund, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The tables below illustrate the total returns on a $1,000 investment in each of the Fund's Class A, Class C and Class D shares for the ten years ended September 30, 1999 or from a Class's inception through September 30, 1999, assuming investment of all dividends and capital gain distributions. The results shown below should not be considered a representation of the dividend income or gain or loss in capital value which may be realized from an investment made in a class of shares of a Fund today.

                                     Class A

  Fund/            Value of           Value of            Value         Total Value
  Year              Initial         Capital Gain           Of                Of                Total
Ended(1)         Investment(2)      Distributions       Dividends      Investment(2)       Return(1)(3)
--------         -------------      -------------       ---------      -------------       ------------
National
 9/30/90             $916                $12               $63            $  991
 9/30/91              972                 23               137             1,132
 9/30/92              994                 27               211             1,232
 9/30/93            1,073                 51               305             1,429
 9/30/94              885                115               318             1,318
 9/30/95              934                121               414             1,469
 9/30/96              948                123               500             1,571
 9/30/97              987                128               604             1,719
 9/30/98            1,025                133               716             1,874
 9/30/99              945                123               747             1,815               81.53%


  Fund/            Value of           Value of            Value         Total Value
  Year              Initial         Capital Gain           Of                Of                Total
Ended(1)         Investment(2)      Distributions       Dividends      Investment(2)       Return(1)(3)
--------         -------------      -------------       ---------      -------------       ------------
   Colorado
    9/30/90          $932              $ -0-               $62              $994
    9/30/91           974                -0-               131             1,105
    9/30/92           991                -0-               200             1,191
    9/30/93         1,047                 13               280             1,340
    9/30/94           956                 25               320             1,301
    9/30/95           986                 25               402             1,413
    9/30/96           982                 25               473             1,480
    9/30/97         1,001                 26               561             1,588
    9/30/98         1,031                 26               658             1,715
    9/30/99           958                 25               686             1,669               66.92%

    Georgia
    9/30/90          $937                 $2               $63            $1,002
    9/30/91           996                  3               137             1,136
    9/30/92         1,024                  8               213             1,245
    9/30/93         1,101                 15               303             1,419
    9/30/94           977                 27               337             1,341
    9/30/95         1,019                 50               428             1,497
    9/30/96         1,027                 60               508             1,595
    9/30/97         1,060                 68               605             1,733
    9/30/98         1,094                 78               708             1,880
    9/30/99         1,012                 81               737             1,830               83.02%


   Louisiana
    9/30/90          $931                 $7               $64            $1,002
    9/30/91           990                 11               137             1,138
    9/30/92         1,013                 17               212             1,242
    9/30/93         1,063                 33               296             1,392
    9/30/94           960                 42               336             1,338
    9/30/95           984                 70               422             1,476
    9/30/96           987                 81               501             1,569
    9/30/97         1,001                104               593             1,698
    9/30/98         1,029                110               696             1,835
    9/30/99           945                123               722             1,790               79.02%

   Maryland
    9/30/90          $935               $-0-               $60              $995
    9/30/91           996                -0-               131             1,127
    9/30/92         1,022                  5               203             1,230
    9/30/93         1,084                 22               287             1,393
    9/30/94           967                 46               323             1,336
    9/30/95           998                 73               410             1,481
    9/30/96         1,002                 80               488             1,570
    9/30/97         1,022                 89               579             1,690
    9/30/98         1,044                102               678             1,824
    9/30/99           977                101               719             1,797               79.70%

 Massachusetts
    9/30/90          $903                $10               $63              $976
    9/30/91           979                 13               139             1,131
    9/30/92         1,003                 20               218             1,241
    9/30/93         1,064                 33               308             1,405


  Fund/            Value of           Value of            Value         Total Value
  Year              Initial         Capital Gain           Of                Of                Total
Ended(1)         Investment(2)      Distributions       Dividends      Investment(2)       Return(1)(3)
--------         -------------      -------------       ---------      -------------       ------------
    9/30/94           953                 61               349             1,363
    9/30/95           985                 69               440             1,494
    9/30/96           977                 89               517             1,583
    9/30/97           996                106               610             1,712
    9/30/98         1,030                131               718             1,879
    9/30/99           930                129               730             1,789               78.83%

   Michigan
    9/30/90          $923                $11               $62              $996
    9/30/91           979                 14               135             1,128
    9/30/92         1,015                 21               211             1,247
    9/30/93         1,062                 52               295             1,409
    9/30/94           968                 60               340             1,368
    9/30/95           999                 70               430             1,499
    9/30/96           989                 94               508             1,591
    9/30/97         1,006                113               602             1,721
    9/30/98         1,033                132               705             1,870
    9/30/99           941                151               726             1,818               81.78%

   Minnesota
    9/30/90          $939                 $7               $62            $1,008
    9/30/91           978                  8               133             1,119
    9/30/92           989                  9               208             1,206
    9/30/93         1,037                 30               296             1,363
    9/30/94           968                 46               351             1,365
    9/30/95           979                 50               439             1,468
    9/30/96           962                 53               512             1,527
    9/30/97           976                 53               602             1,631
    9/30/98         1,000                 57               700             1,757
    9/30/99           922                 73               725             1,720               72.02%

   Missouri
    9/30/90          $945               $-0-               $60            $1,005
    9/30/91         1,011                -0-               131             1,142
    9/30/92         1,021                 10               201             1,232
    9/30/93         1,088                 20               286             1,394
    9/30/94           969                 35               322             1,326
    9/30/95         1,008                 50               410             1,468
    9/30/96         1,010                 64               486             1,560
    9/30/97         1,023                 83               574             1,680
    9/30/98         1,051                 99               671             1,821
    9/30/99           954                115               687             1,756               75.59%

   New York
    9/30/90          $914                 $6               $63              $983
    9/30/91           982                  6               139             1,127
    9/30/92         1,004                 17               216             1,237
    9/30/93         1,082                 37               307             1,426
    9/30/94           948                 63               338             1,349
    9/30/95           972                 99               426             1,497
    9/30/96           987                100               514             1,601
    9/30/97         1,023                108               621             1,752
    9/30/98         1,063                131               734             1,928
    9/30/99           952                161               741             1,854               85.33%


  Fund/            Value of           Value of            Value         Total Value
  Year              Initial         Capital Gain           Of                Of                Total
Ended(1)         Investment(2)      Distributions       Dividends      Investment(2)       Return(1)(3)
--------         -------------      -------------       ---------      -------------       ------------
     Ohio
    9/30/90          $931                $12               $64            $1,007
    9/30/91           984                 14               139             1,137
    9/30/92         1,011                 21               215             1,247
    9/30/93         1,071                 33               303             1,407
    9/30/94           965                 56               343             1,364
    9/30/95           990                 71               433             1,494
    9/30/96           988                 78               513             1,579
    9/30/97         1,000                 93               605             1,698
    9/30/98         1,022                118               707             1,847
    9/30/99           934                135               729             1,798               79.77%

    Oregon
    9/30/90          $940               $-0-               $60            $1,000
    9/30/91         1,003                -0-               130             1,133
    9/30/92         1,027                -0-               200             1,227
    9/30/93         1,092                -0-               285             1,377
    9/30/94         1,005                 10               330             1,345
    9/30/95         1,035                 14               417             1,466
    9/30/96         1,034                 16               494             1,544
    9/30/97         1,063                 25               588             1,676
    9/30/98         1,088                 47               683             1,818
    9/30/99         1,010                 55               714             1,779               77.91%

South Carolina
    9/30/90          $933               $-0-               $62              $995
    9/30/91           995                  5               134             1,134
    9/30/92         1,032                  8               208             1,248
    9/30/93         1,099                 12               293             1,404
    9/30/94           982                 29               328             1,339
    9/30/95         1,028                 33               421             1,482
    9/30/96         1,041                 37               505             1,583
    9/30/97         1,053                 62               595             1,710
    9/30/98         1,081                 80               697             1,858
    9/30/99           989                 87               720             1,796               79.64%

                                     Class C

  Fund/            Value of           Value of            Value         Total Value
Period              Initial         Capital Gain           Of                Of                Total
Ended(1)         Investment(2)      Distributions       Dividends      Investment(2)       Return(1)(3)
--------         -------------      -------------       ---------      -------------       ------------
   National
    9/30/99         $931                $-0-               $16             $947               (5.27)%

   Colorado
    9/30/99         $930                $-0-               $11             $941               (5.89)%

    Georgia
    9/30/99         $931                $-0-               $12             $943               (5.72)%

   Louisiana
    9/30/99         $934                $-0-               $12             $946               (5.43)%


  Fund/            Value of           Value of            Value         Total Value
Period              Initial         Capital Gain           Of                Of                Total
Ended(1)         Investment(2)      Distributions       Dividends      Investment(2)       Return(1)(3)
--------         -------------      -------------       ---------      -------------       ------------
   Maryland
    9/30/99         $941                $-0-               $12             $953               (4.72)%

 Massachusetts
    9/30/99         $920                $-0-               $11             $931               (6.90)%

   Michigan
    9/30/99         $933                $-0-               $12             $945               (5.51)%

   Minnesota
    9/30/99         $934                $-0-               $12             $946               (5.40)%

   Missouri
    9/30/99         $930                $-0-               $11             $941               (5.88)%

   New York
    9/30/99         $927                $-0-               $12             $939               (6.09)%

     Ohio
    9/30/99         $934                $-0-               $12             $946               (5.40)%

    Oregon
    9/30/99         $937                $-0-               $11             $948               (5.25)%

South Carolina
    9/30/99         $929                $-0-               $12             $941               (5.89)%

                                     Class D

  Fund/            Value of           Value of            Value         Total Value
Period              Initial         Capital Gain           Of                Of                Total
Ended(1)         Investment(2)      Distributions       Dividends      Investment(2)       Return(1)(3)
--------         -------------      -------------       ---------      -------------       ------------
   National
    9/30/94          $875               $-0-               $25              $900
    9/30/95           923                -0-                69               992
    9/30/96           939                -0-               114             1,053
    9/30/97           978                -0-               165             1,143
    9/30/98         1,013                -0-               218             1,231
    9/30/99           937                -0-               247             1,184               18.41%

   Colorado
    9/30/94          $919               $-0-               $24              $943
    9/30/95           944                -0-                67             1,011
    9/30/96           942                -0-               109             1,051
    9/30/97           961                -0-               157             1,118
    9/30/98           988                -0-               207             1,195
    9/30/99           918                -0-               234             1,152               15.23%


  Fund/            Value of           Value of            Value         Total Value
Period              Initial         Capital Gain           Of                Of                Total
Ended(1)         Investment(2)      Distributions       Dividends      Investment(2)       Return(1)(3)
--------         -------------      -------------       ---------      -------------       ------------
    Georgia
    9/30/94          $899               $-0-               $25              $924
    9/30/95           938                 15                69             1,022
    9/30/96           945                 22               112             1,079
    9/30/97           976                 26               160             1,162
    9/30/98         1,008                 32               210             1,250
    9/30/99           931                 36               238             1,205               20.50%

   Louisiana
    9/30/94          $909               $-0-               $26              $935
    9/30/95           933                 18                70             1,021
    9/30/96           935                 30               111             1,076
    9/30/97           947                 45               160             1,152
    9/30/98           974                 48               212             1,234
    9/30/99           893                 60               240             1,193               19.30%

   Maryland
    9/30/94          $913               $-0-               $25              $938
    9/30/95           942                 18                69             1,029
    9/30/96           944                 23               113             1,080
    9/30/97           963                 29               161             1,153
    9/30/98           984                 37               212             1,233
    9/30/99           922                 38               248             1,208               20.84%

 Massachusetts
    9/30/94          $920               $-0-               $27              $947
    9/30/95           948                  4                73             1,025
    9/30/96           942                 18               117             1,077
    9/30/97           959                 29               167             1,155
    9/30/98           991                 45               219             1,255
    9/30/99           897                 47               241             1,185               18.51%

   Michigan
    9/30/94          $919               $-0-               $26              $945
    9/30/95           947                  9                68             1,024
    9/30/96           937                 26               113             1,076
    9/30/97           954                 38               162             1,154
    9/30/98           979                 49               214             1,242
    9/30/99           891                 66               240             1,197               19.69%

   Minnesota
    9/30/94          $940               $-0-               $29              $969
    9/30/95           952                  2                78             1,032
    9/30/96           934                  4               125             1,063
    9/30/97           948                  4               174             1,126
    9/30/98           970                  6               225             1,201
    9/30/99           896                 19               251             1,166               16.58%

   Missouri
    9/30/94          $903               $-0-               $25              $928
    9/30/95           939                 10                68             1,017
    9/30/96           941                 20               111             1,072
    9/30/97           954                 32               157             1,143
    9/30/98           980                 42               206             1,228


  Fund/            Value of           Value of            Value         Total Value
Period              Initial         Capital Gain           Of                Of                Total
Ended(1)         Investment(2)      Distributions       Dividends      Investment(2)       Return(1)(3)
--------         -------------      -------------       ---------      -------------       ------------
    9/30/99           889                 55               229             1,173               17.30%

   New York
    9/30/94          $897               $-0-               $26              $923
    9/30/95           921                 23                70             1,014
    9/30/96           933                 24               116             1,073
    9/30/97           970                 28               168             1,166
    9/30/98         1,006                 41               222             1,269
    9/30/99           901                 65               243             1,209               20.91%

     Ohio
    9/30/94          $920               $-0-               $26              $946
    9/30/95           946                 10                72             1,028
    9/30/96           944                 15               118             1,077
    9/30/97           956                 24               168             1,148
    9/30/98           977                 40               220             1,237
    9/30/99           892                 55               247             1,194               19.37%

    Oregon
    9/30/94          $926               $-0-               $26              $952
    9/30/95           953                  3                71             1,027
    9/30/96           952                  4               116             1,072
    9/30/97           981                 10               164             1,155
    9/30/98         1,002                 25               213             1,240
    9/30/99           932                 31               241             1,204               20.40%

South Carolina
    9/30/94          $904               $-0-               $25              $929
    9/30/95           946                  2                70             1,018
    9/30/96           957                  4               115             1,076
    9/30/97           969                 21               163             1,153
    9/30/98           995                 33               214             1,242
    9/30/99           910                 39               239             1,188               18.83%

(1) For the ten-year period ended September 30, 1999 for Class A shares, from commencement of operations for Class C shares on May 27, 1999 and from commencement of operations for Class D shares on February 1, 1994.

(2) The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales charge and CDSC, if applicable, assumes that all dividends and capital gain distributions were taken in cash, and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" reflects the effect of the CDSC, if applicable, and assumes investment of all dividends and capital gain distributions.

(3) Total return for each Class of a Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified, subtracting the maximum sales charge or CDSC, if applicable; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its value at the end of the period by the amount of the hypothetical initial investment.


Seligman waived its fees and reimbursed certain expenses during some of the periods above, which positively affected the performance results presented.

A Fund's total returns and average annual total returns for Class A shares quoted above do not reflect the deduction of 12b-1 fees for periods prior to January 1, 1993, because the 12b-1 Plan was implemented on that date. If these fees were reflected, the performance results presented would have been lower.

                              Financial Statements


The Annual Report to Shareholders for the fiscal year ended September 30, 1999, contains a schedule of the investments of the Funds as of September 30, 1999, as well as certain other financial information. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.


                               General Information

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as Seligman Municipal Fund Series shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or Series in the matter are substantially identical or that the matter does not affect any interest of such class or Series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Custodian. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Funds. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Funds.

Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Funds. Their address is Two World Financial Center, New York, NY 10281.

                                   Appendix A

Moody's Investors Service, Inc. (Moody's)
Municipal Bonds

Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Commercial Paper

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Corporation (S&P)
Municipal Bonds

AAA: Municipal bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Municipal bonds rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

Municipal Notes

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

Commercial Paper

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   Appendix B


                        RISK FACTORS AFFECTING THE FUNDS

Risk Factors Affecting the Colorado Fund

Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several state agencies and other instrumentalities of the state are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state is authorized to issue short-term revenue anticipation notes.

The state constitution does allow local governments and other subdivisions of the state to issue general obligation debt, subject to certain requirements in the constitution as well as debt limits imposed by statute. As of 1995, Colorado contained more than 1,900 units of local government, including counties, statutory cities and towns, home-rule cities and counties, charter cities, school districts and a variety of water, irrigation and other special improvement districts, all with various constitutional and statutory authority to incur indebtedness and levy taxes. Also as of 1995, public debt in Colorado totaled approximately $16.9 billion, up 33% from 1990. Of that total, local government debt accounted for $14.1 billion. (Report of the State Auditor:
Government Debt in Colorado, Special Study Fiscal Years 1994 through 1995.)


The major sources of revenue for repayment of public indebtedness are the ad valorem property tax, sales tax and use and consumption fees. The ad valorem property tax is presently imposed and collected solely at the local level, although the state also has authority to do so. Total revenue from property taxes in Colorado in 1998 was $3.2 billion, an increase from $3.03 billion in 1997. The total assessed value of all taxable property, real and personal, in the state in 1998 was $40.17 billion, an increase of 4.2% over 1997. (Department of Local Affairs, 28th Annual Report to the Governor and the General Assembly.) With two exceptions, property in Colorado is assessed at 29% of its actual value. Residential real property is assessed at 9.74% of actual value in 1999-2000, although this rate varies according to a formula specified in the constitution. Producing mines and oil and gas properties are assessed at 87.5% of primary recovery and 75% of secondary recovery. The state constitution imposes limits on the mill levy of taxes for state purposes.

Colorado has two other, especially significant constitutional provisions affecting government finance. One is a balanced-budget requirement. The second is known as the Taxpayer's Bill of Rights (TABOR), adopted by Colorado voters in 1992. TABOR imposes strict limitations on government revenue, debt, and spending. TABOR requires voter approval in advance for nearly all new taxes, tax rate increases, mill levies above that for the prior year, valuation for assessment ratio increases, extensions of expiring taxes, and tax policy changes directly causing a net tax revenue gain. TABOR provides that, without voter approval, state and local government revenue may grow only to account for inflation and increases in population. TABOR also requires voter approval prior to the creation of any multiple-fiscal year debt or financial obligations without present cash reserves pledged irrevocably and held for payments in all future fiscal years. Its provisions generally apply to the state and any local government but not to "enterprises". An enterprise is a government-owned business authorized to issue its own revenue bonds and receiving under 10% of its annual revenue in grants from all Colorado state and local governments combined.

State revenues exceeded the TABOR limit for the first time in fiscal year 1996-97. The revenue limit was $6.509 billion. Excess revenue totaled $139 million, which the state refundedby way of a credit against income taxes due for 1997. For fiscal year 1997-98, the revenue limit grew (because of population growth and inflation) to $6.872 billion, but state revenues again exceeded the TABOR limit. Excess revenue totaled $563 million, which was refunded by way of a credit against income taxes due for 1998. For fiscal year 1998-1999, the revenue limit grew to $7.243 billion. State revenues exceeded this limit by $679.6 million, which is to be refunded by three mechanisms: (1) an earned income tax credit, (2) a partial refund of personal property taxes paid, and (3) a credit against income taxes due. (Reports of the State Auditor: Schedule of TABOR Revenue September 1998 & 1999.) These refund mechanisms will continue in future tax years with excess TABOR revenue.

Anticipating the growth in excess TABOR revenues in future tax years, the state legislature also provided for additional refunds in tax years with large amounts of excess TABOR revenue through (1) an exclusion from income of up to $1,200 in interest, dividends, and capital gains for individuals ($2,400 for joint filers) and (2) an expansion of the exclusion from income for certain long term capital gains. These refund mechanisms take effect for tax years beginning on January 1, 2000. Additionally, the state legislature lowered the state income tax rate from 5% to 4.75% beginning in 1999.

Both the Colorado Legislative Council (Focus Colorado: Economic & Revenue Forecast 1999-2005, September 1999) and the Office of State Planning and Budgeting (Colorado Economic Perspective, December 20, 1999) predict state revenues will exceed the TABOR limits into the foreseeable future. Both organizations predict that population growth and inflation will cause the limit on state revenues to grow by more than 4% in each of the next six fiscal years. Both organizations also predict that, even taking into account significant tax cuts enacted in 1999, actual state revenues will continue to exceed the limit by hundreds of millions of dollars each year. The Office of State Planning and Budgeting predicts excess revenue of $711.2 million in fiscal year 1999-2000. That office predicts that the amount of excess revenue will grow to $1.2 billion in fiscal year 2004-2005, with a total of $5.78 billion in excess revenue from fiscal years 1999-2000 through 2004-2005. The Colorado Legislative Council predicts revenue will exceed the TABOR limit by $673.4 million in fiscal year 1999-2000. The Council predicts increases in excess revenue each year through 2005, with a total of $5.97 billion in excess revenue from fiscal years 1999-2000 through 2004-2005. Unless voters approve retention of any excess funds, all such funds would have to be refunded to taxpayers.

In addition to normal sources of revenue, the state government expects to receive $2.88 billion over the next 25 years from the settlement of a lawsuit against several tobacco companies. The initial payment of $33.9 million was expected in December 1999, followed by payments of $29.2 million in January 2000 and approximately $60 million in April 2000. (Press Release by Attorney General's office, 11/17/98, 3/9/99, and 12/13/99.) There is disagreement whether these funds will be subject to the TABOR revenue limits.

The factors outlined below are generally indicative of the current economic status of Colorado. Statistics and forecasts cited here are compiled from the following economic reports prepared by government and private sector economists and other reports as noted: Office of State Budget and Planning, Colorado Economic Perspective, December 20, 1999 (Colorado Economic Perspective); Colorado Legislative Council, Focus Colorado: Economic & Revenue Forecast, 1999-2005, September 1999 (Focus Colorado); Dr. Tucker Hart Adams, US Bank 2000 Economic Forecast (US Bank); Colorado Business Economic Outlook Forum 2000 (Colorado Outlook). There can be no assurance that additional factors or economic difficulties and their impact on state and local government finances will not adversely affect the market value of obligations of the Colorado Fund or the ability of the respective obligors to pay the debt service on such obligations.

Colorado's population topped 4 million in 1998 and is expected to exceed 4.1 million in 2000-2001. Colorado economists forecast the rate of population growth will remain consistent through 2000 at between 1.8 - 2.0% per year, although economists agree that net migration into Colorado has slowed and will gradually decline. According to US Bank, Colorado's gross state product in 1997 was $126.1 billion, placing Colorado 22nd among states. Approximately two-thirds of the Colorado gross state product is derived from services. According to US Bank, three of the state's four largest employers are telecommunications companies. Dramatic changes are occurring in this sector as AT&T has acquired TCI (Telecommunications, Inc.) and is in the process of acquiring Media One, and US West and Qwest agreed to merge. The federal government is another significant component of the state's economy, annually pumping into the local economy $21 billion in salary, benefits, subsidies, and grants and $2.4 billion in procurement contracts (according to US Bank).

Economists expect growth in non-agricultural employment to slow in Colorado. Job growth in 1998 was 3.6%. Estimates for 1999 range from 3.3-3.5%, and forecasts for 2000 predict job growth of between 2.8-2.9%. According to Colorado Outlook, employment in all job sectors except manufacturing and oil, gas and mining grew in 1999. The unemployment rate for 1999 was estimated between 3.0-3.1%. The unemployment rate is expected to increase in 2000, with predictions of 3.1-3.6%, but to remain below the national employment rate. All economic forecasts reviewed predict that the labor shortage faced by many Colorado companies will continue in 2000 and beyond. According to Focus Colorado, the state's labor shortage is the most significant constraint on economic growth in Colorado.


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An increase for personal income in 1999 is estimated by Colorado economists in the range of 7.0-7.8%. The forecast for 2000 is for an increase in personal income in the range of 6.5-7.5%. In 1999, the Denver-Boulder metropolitan area's inflation rate, estimated to be 2.9-3.0% again outpaced nationwide inflation of 2.2-2.3%. Colorado economists forecast the Denver-Boulder metropolitan area's inflation rate for 2000 at between 3.2-3.4%, as compared to an inflation rate forecast of between 2.3-2.5% for the nation. Retail sales in Colorado rose between 6.4-7.8% in 1999, according to estimates, as compared to an increase of 6.0-7.0% in 1998. Projections by Colorado economists are for retail sales growth in 2000 of between 6.0-7.0%.

Colorado's construction industry showed strong growth in the early 1990's, but the decade ends, according to economists, with no clear trend. Residential construction faltered in 1999, with the number of permits issued showing either no growth or up to 5.9% decrease, according to estimates. For 2000, all reports reviewed predict a decrease in the number of housing permits, dropping 0.3-8.2% from 1999 numbers. In non-residential construction , the change in the value of contracts varies widely from year to year. For 1998, Colorado economists agree that non-residential construction declined, as the sector posted a 22.0-22.5% decrease in the value of contracts as compared with 1997. Economists concur that 1999 was a rebound year, although the estimates of growth in non-residential construction vary from 10.2-25.9%. The outlook for 2000 is for a decrease of 5.3-10.0%. According to Colorado Economic Perspective, $5 billion in public works construction occurred in metropolitan Denver in the 1990's. Colorado Outlook notes that in 2000-2001, some major public construction projects, including the new professional football stadium, will be winding down, and that several new, large public projects will not be starting until 2001-2002. Among the major public projects scheduled for the first decade of the new century are more than a billion dollars in transportation improvements approved by voters in 1999 (including a state-wide road building program and a new light rail line for metropolitan Denver) and voter-approved bond issues for improvements to Denver's convention center, zoo and art museum.

Colorado economists concur that the state's remarkable economic expansion of the early 1990's is decelerating and that the state will experience slower growth into the first years of the 21st century. According to Colorado Economic Perspective, the state will realize continued but slower expansion, with three factors limiting the Colorado economy: labor shortage, increase costs of living and doing business in Colorado, and construction slow-down. Colorado Economic Perspective also concludes that the primary risk for the Colorado economy is a national recession, which is most likely to be caused by a weak international economy, decline in the financial industry, or inflation. The economic reports reviewed concur that troubles in the world economy have the potential to dramatically affect Colorado's economy. According to US Bank and Colorado Outlook, Colorado's exports rose approximately 2% to approximately $6 billion in 1998. Japan and Canada are Colorado's largest trading partners. Colorado is sensitive to the national and international business cycles, and the state's economy may be far less healthy than forecast to the extent it is affected by those external pressures.


Risk Factors Affecting the Georgia Fund

Since 1973 the long-term debt obligations of the State of Georgia have been issued in the form of general obligation debt. Prior to 1973 all of the State's long-term obligations were issued by 10 separate State authorities and secured by lease rental agreements between the authorities and various State departments and agencies. Currently, Moody's rates Georgia general obligation bonds Aaa; S&P rates such bonds AAA and Fitch rates such bonds AAA. There can be no assurance that the economic and political conditions on which these ratings are based will continue or that particular obligation issues may not be adversely affected by changes in economic, political or other conditions that do not affect the above ratings.

In addition to general obligation debt, the Georgia Constitution permits the issuance by the State of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under all contracts then in force to which the provisions of the second paragraph of Article IX, Section VI, Paragraph I(a) of the Georgia Constitution of 1976 (supplanted by the Constitution of 1983) are applicable, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. As of August 1997,


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the State's highest total annual commitment in any current or subsequent fiscal year equaled 5.05% of fiscal year 1998 estimated receipts.

The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the state treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

The obligations held from time-to-time in the Georgia Fund will, under present law, have a very high likelihood of having been validated and confirmed in a judicial proceeding prior to issuance. The legal effect of a validation in Georgia is to render incontestable the validity of the pertinent obligations and the security therefor. Certain obligations of certain governmental entities in the State are not required to be validated and confirmed; however, the percentage of such non-validated obligations would be very low in relation to all outstanding municipal obligations issued within the State.

The State operates on a fiscal year beginning July 1 and ending June 30. For example, "fiscal 1998" refers to the year ended June 30, 1998.


Based on data issued by the State of Georgia for the fiscal year 1998, income tax receipts and sales tax receipts of the State for fiscal year 1998 comprised approximately 48.9% and 32.1%, respectively, of the State tax receipts. Further, such data shows that total State Treasury Receipts for fiscal 1998 ($12,478,602,944) increased by approximately 4.8% over such State Treasury Receipts in fiscal 1997. As of December 1998, the State estimates Tax Receipts for 1999 at $12,671,603,880.


The average annual unemployment rate of the civilian labor force in the State for June 1998 was 4% according to preliminary data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area comprised of Georgia and its five bordering states and which accounts for approximately 42% of the State's population, has for some time enjoyed a lower rate of unemployment than the State considered as a whole. In descending order, services, wholesale and retail trade, manufacturing, government and transportation comprise the largest sources of employment within the State.

Many factors affect and could have an adverse impact on the financial condition of the State and other issuers of long-term debt obligations which may be held in the Georgia Fund, including national, social, environmental, economic and political policies and conditions, many of which are not within the control of the State or such issuers. It is not possible to predict whether or to what extent those factors may affect the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund and the impact thereof on the ability of such issuers to meet payment obligations.

The sources of the information are the official statements of issuers located in Georgia, other publicly available documents and oral statements from various Federal and State agencies.

Risk Factors Affecting the Louisiana Fund

Under Louisiana law, certain bonds and obligations constitute general obligations of the State of Louisiana or are backed by the full faith and credit of the State of Louisiana, and certain bonds and obligations do not or are not. The Louisiana Fund invests in both types of obligations.

The Bond Security and Redemption Fund of the State of Louisiana secures all general obligation bonds of the State of Louisiana issued pursuant to Article VII, Sections 6(A) and 6(B) of the constitution of Louisiana and those bonds issued by State agencies or instrumentalities which are backed by the State's full faith and credit, pari passu. With certain exceptions, all money deposited in the State Treasury is credited to the Bond Security and Redemption Fund. In each fiscal year, an amount sufficient to pay all of the State's current obligations which are secured by its full faith and credit is allocated from the Bond Security and Redemption Fund. After such

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allocation, with certain exceptions, any money remaining in the Bond Security and Redemption Fund is credited to the State General Fund.

Any bonds issued by the State of Louisiana other than general obligation bonds, or any bonds issued by the State of Louisiana or any other issuer that are not backed by the full faith and credit of the State of Louisiana are not entitled to the benefits of the Bond Security and Redemption Fund.

The legislature has limited its ability to authorize certain debt and the State Bond Commission's ability to issue certain bonds. The legislature may not authorize general obligation bonds or other general obligations secured by the full faith and credit of the State if the amount of authorized but unissued debt plus the amount of outstanding debt exceeds twice the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such authorization. This debt limitation is not applicable to or shall not include the authorization of refunding bonds secured by the full faith and credit of the State, to authorized or outstanding bond anticipation notes, or to the issuance of revenue anticipation notes. Bond anticipation notes are issued in anticipation of the sale of duly authorized bonds or to fund capital improvements. The State Bond Commission may not issue general obligation bonds or other general obligations secured by the full faith and credit of the State at any time when the highest annual debt service requirement for the current or any subsequent fiscal years for such debt, including the debt service on such bonds or other obligations then proposed to be sold by the State Bond Commission, exceeds 10% of the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such issuance. This debt limitation is not applicable to the issuance or sale by the State Bond Commission of refunding bonds secured by the full faith and credit of the State of Louisiana or to bond anticipation notes.

A new limitation on State borrowing has been established as a result of a constitutional amendment passed by the voters of Louisiana in October 1993. As a result of the amendment, the State Bond Commission may not approve the issuance of general obligation bonds secured by the full faith and credit of the State, or bonds secured by self-support revenues which in the first instance may not be sufficient to pay debt service and will then draw on the full faith and credit of the State, if the debt service requirement exceeds a specified percent of the estimate of money to be received by the State general fund and dedicated funds for each respective fiscal year as contained in the official forecast adopted by the Revenue Estimating Conference at its first meeting at the beginning of each fiscal year. The percentages are set on a graduated scale, beginning with 13.1% for the 1993-1994 fiscal year and descending to 6.0% for the 2003-2004 fiscal year and thereafter. The intent of the amendment is to reduce State borrowing over time so that there is some limit put on the debt service portion of the State budget.

The State Bond Commission may also issue and sell revenue anticipation notes to avoid temporary cash flow deficits. These notes are payable from anticipated cash, as reflected in the most recent official forecast of the Revenue Estimating Conference. Unless issued in accordance with the provisions of
Article VIII, Section 6(A) of the State Constitution, the notes do not constitute a full faith and credit obligation of the State.

The foregoing limitations on indebtedness imposed upon the legislature and the State Bond Commission do not apply to obligations that are not general obligations of the State of Louisiana or that are not backed by the full faith and credit of the State of Louisiana.

Although the manner in which the Bond Security and Redemption Fund operates is intended to adequately fund all obligations that are general obligations of the State, or that are secured by the full faith and credit of the State, there can be no assurance that particular bond issues will not be adversely affected by expected budget gaps.


Since 1993, the State of Louisiana has experienced recurring budget surpluses which have been applied to the reduction of outstanding debts. These surplus funds, under current laws, are used to retire existing debts. The Louisiana Commissioner of Administration has announced a breakeven budget for the 1998-1999 fiscal year, with some possibility of a mid-year budget reduction to preserve the balance for 1999-2000. The 1998-1999 year was proceeded by six years of budget surpluses with moderate levels of net long-term debt not exceeding $200 million per year in capital outlays.

A statewide referendum on the legality of video poker, riverboat gambling, and land based gaming resulted in a continuation of all three forms of gaming as well as three Indian casinos, off track racehorse betting parlors and a statewide lottery. All gaming revenues are considered general fund revenues of the State and are available to



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meet the financial requirements of the State. The Harrah's land based casino opened in October of 1999 and is servicing their $100 million per year tax payment to the State of Louisiana.


The continuation of general fund surpluses does not assure the revenues for bonds not entitled to the full faith and credit of the State and that, therefore, are not secured by the Bond Security and Redemption Fund. Examples of these bonds include general obligation parish bond issues, revenue bonds issued by the State of Louisiana or a parish or other political subdivision or agency, and industrial development bonds. Revenue bonds are payable only from revenues derived from a specific facility or revenue source. Industrial development bonds are generally secured solely by the revenues served from payments made by the industrial users. With respect to bonds issued by local political subdivisions or agencies, because the 64 parishes within the State of Louisiana are subject to their own revenue and expenditure problems, current and long-term adverse developments affecting their revenue sources and their general economy may have a detrimental impact on such bonds. Similarly, adverse developments affecting Louisiana's state and local economy could have a detrimental impact on revenue bonds and industrial development bonds.


Louisiana gained 12,000 jobs from October 1998 to October 1999. The 0.5% rate of job growth caused an increase in the statewide unemployment rate to 5.0% from 5.5% in October 1999. The continued growth of the Louisiana economy, as well as the growth of tax collections due to offshore oil exploration and gaming revenues, allowed the state, effective July 1, 1997, to repeal one penny of the four penny temporary sales tax originally enacted in 1986. However this on penny reduction can be reinstated by a vote of the legislature. Recent restructuring of the oil and gas exploration industry has caused administrative staff reductions among the integrated international petrochemical firms. The slow current rate of moderate employment growth is expected to continue throughout the next year. Governor Mike Foster was re-elected in a campaign which stressed greater attention to all levels of education and training in Louisiana. Improving the quality of education in Louisiana has been identified in several national studies of Louisiana as a key component in attracting future employment growth. There was a record commitment of new manufacturing facilities within Louisiana totaling $4.9 billion which should create 8,577 new jobs.




Risk Factors Affecting the Maryland Fund


Some of the significant financial and other considerations relating to the investments of the Maryland Fund are summarized below. This information is derived principally from official statements released on or before July 11, 1999, relating to issues of State of Maryland general obligations and does not purport to be a complete description.

The State of Maryland has a population of approximately 5.1 million, with employment based largely in services, trade, and government. Those sectors, along with finance, insurance, and real estate, were the largest contributors to the gross state product, according to the most recent Census. Population is concentrated around the Baltimore and Washington, DC PMSAs. Proximity to Washington, DC influences the above average percentage of employees in government. Manufacturing, on the other hand, is a smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years except 1979, 1987 and 1998. The State's personal income per capita is the 5th highest in the nation in 1998, according to the US Department of Commerce, Bureau of Economic Analysis, at 113.3% of the national average.

The State's total expenditures as shown in summary financial statements for the fiscal years ending June 30, 1996, June 30, 1997 and June 30, 1998 were $12.824 billion, $13.385 billion, and $13.566 billion, respectively. The State Constitution mandates a balanced budget. The State enacts it's budget annually. Revenues are derived largely from certain broad-based taxes, including statewide income, sales, motor vehicle, and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare and other social programs. General fund revenues on a budgetary basis realized in the State's fiscal year ended June 30, 1998, exceeded estimates by about $105.1 million, or 1.3%. The State ended fiscal 1998 with a $419.8 million general fund balance on a budgetary basis of which $302.7 million was designated to fund fiscal year 1999 operations; this balance reflects a $391.9 million increase compared to the balance projected at the time the 1998 budget was enacted. In addition, there was a balance in the Revenue Stabilization Account of $617.9 million. On a GAAP basis, the fiscal 1998 unreserved general fund balance was $230.2 million, compared with $49.2 million at the


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end of fiscal 1997. The total GAAP fund balance for fiscal year 1998 was
$1,595.2 million compared with a total fund balance of $1,059.1 million for fiscal year 1997.


The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State and its political subdivisions issue general obligation bonds for capital improvements and for various State or local projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

According to recent available ratings, general obligation bonds of the State of Maryland are rated "Aaa" by Moody's and "AAA" by S&P, as are those of the largest county of the State, i.e., Montgomery County in the suburbs of Washington, DC. General obligation bonds of Baltimore County, a separate political entity surrounding Baltimore City and the third largest county in the State, are also rated "Aaa" by Moody's and "AAA" by S&P. General obligation bonds of Prince George's County, the second largest county, which is also in the suburbs of Washington, DC, are rated "Aa3" by Moody's and "AA-" by S&P. The general obligation bonds of those other counties of the State with populations in excess of 100,000 that are rated by Moody's carry an "A" rating or better. Baltimore City's general obligation bonds are rated "A1" by Moody's. The Washington Suburban Sanitary District, a bi-county agency providing water and sewage services in Montgomery and Prince George's Counties, issues general obligation bonds rated "Aa1" by Moody's and "AA" by S&P.


There can, of course, be no assurance that the ratings and other factors mentioned above will remain unchanged or that particular bond issues may not be adversely affected by changes in the state or local economic or political conditions. Because the Maryland Fund favors investing in revenue bonds, it's performance may be affected by economic developments and local legislation and policy changes impacting a specific facility or type of facility not described above. The Maryland Fund invests in revenue bonds issued on behalf of non-profit health care providers in Maryland. Changes in regulation at the federal and state level and other economic developments will continue to have a significant impact on this sector.


Risk Factors Affecting the Massachusetts Fund

The Commonwealth of Massachusetts and certain of its cities, towns, counties and other political subdivisions have at certain times in the past experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of certain Massachusetts governmental entities may impair the ability of the issuers of some Massachusetts Municipal Obligations to maintain debt service on their obligations.


Total expenditures and other uses by the Commonwealth for fiscal 1995 totaled approximately $16.794 billion and total revenues and other sources totaled approximately $16.931 billion. Overall, the budgeted operating funds ended fiscal 1995 with an excess of revenues and other sources over expenditures and other uses of $137 million, and with positive fund balances of approximately $726 million. Total expenditures and other uses for fiscal 1996 totaled approximately $17.925 billion and total revenues and other sources totaled approximately $18.371 billion. Overall, the budgeted operating funds ended fiscal 1996 with an excess of revenues and other sources over expenditures and other uses of $446 million, and with positive fund balances of approximately $1.172 billion. Total expenditures and other uses for fiscal 1997 totaled approximately $19.002 billion and total revenues and other sources totaled approximately $19.223 billion. The budgeted operating funds ended fiscal 1997 with an excess of revenues and other sources over expenditures and other uses of $221 million, and with positive fund balances of approximately $1.394 billion. Total expenditures and other uses for fiscal 1998 totaled approximately $20.607 billion and total revenues and other sources totaled approximately $21.405 billion. The budgeted operating funds ended fiscal 1998 with an excess of revenues and other sources over expenditures and other uses of $798 million, and with positive fund balances of approximately $2.192 billion. Total expenditures and other uses for fiscal 1999 totaled approximately $21.647 billion and total revenues and other sources totaled approximately $21.567 billion. The budgeted operating funds ended fiscal 1999 with a deficit of revenues and other sources as compared to expenditures and other uses of $79.7 million, and with positive fund balances of approximately $2.112 billion.


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On November 16, 1999, the Governor approved the fiscal 2000 budget, but vetoed approximately $250 million in appropriations. After accounting for the vetoes and approximately $190 million of vetoes that were overridden by the legislature, the fiscal 2000 budget is based on budgeted expenditures and other uses of approximately $21.1 billion, a $855 million or 4.3% increase over fiscal 1999 budgeted expenditures and other uses. Fiscal 2000 tax revenues are estimated at $14.850 billion, a $558 million or 3.9% increase over fiscal 1999 tax revenues. Prior to the enactment of the fiscal 1999 budget, the Commonwealth operated under a series of five monthly interim budgets providing cumulatively for spending through November 30, 1999. The fiscal 2000 budget is based upon numerous spending and revenue estimates, the achievement of which cannot be assured.


In Massachusetts, the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service. Proposition 2 1/2 required those cities and towns with property tax levies in excess of 2 1/2% of the full and fair cash value of their taxable real estate and personal property to reduce their levies to the 2 1/2% level. It also limited each year's increase in the tax levy for all cities and towns to 2 1/2% of the prior year's maximum levy, with an exception for certain property added to the tax rolls and for certain substantial valuation increases other than as part of a general reevaluation.


The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in state funded local aid, which increased significantly in fiscal years 1982 through 1989. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth. Because of decreased Commonwealth revenues, local aid declined significantly in fiscal 1990, 1991 and 1992. Local aid increased somewhat in each fiscal year from 1993 through 1999 and is expected to increase again in fiscal 2000.


Limitations on state tax revenues have been established by legislation approved by the Governor on October 23, 1986 and by an initiative petition approved by the voters on November 4, 1986. The two measures are inconsistent in several respects, including the methods of calculating the limits and the exclusions from the limits. The initiative petition, unlike its legislative counterpart, contains no exclusion for debt service on Commonwealth bonds and notes. Under both measures, excess revenues are returned to taxpayers in the form of lower taxes. It is not yet clear how differences between the two measures will be resolved. State tax revenues in fiscal 1987 did exceed the tax limit imposed by the initiative petition by an estimated $29.2 million. This amount was returned to the taxpayers in the form of a tax credit against calendar year 1987 personal income tax liability pursuant to the provisions of the initiative petition. State tax revenues since fiscal 1988, have not exceeded the limit imposed by either the initiative petition or the legislative enactment.

The Commonwealth maintains financial information on a budgetary basis. Since fiscal year 1986, the Comptroller also has prepared annual financial statements in accordance with generally accepted accounting principles (GAAP) as defined by the Government Accounting Standards Board. GAAP basis financial statements indicate that the Commonwealth ended fiscal 1993 and 1994 with fund deficits of approximately $184.1 million and $72 million, respectively. GAAP basis financial statements indicated that the Commonwealth ended fiscal 1995, 1996, 1997 and 1998 with fund equities of approximately $287.4 million, $709.2 million, $1.096 billion and $1.841 billion, respectively.

Risk Factors Affecting the Michigan Fund

The principal sectors of Michigan's diversified economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing, however, such manufacturing continues to be an important part of the State's economy. These particular industries are highly cyclical and in the period 1997-98 operated at somewhat less than full capacity but at higher levels than in the immediate prior years. The cyclical nature of these industries and the Michigan economy can adversely affect the revenue streams of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

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In 1977, the State enacted legislation which created the Counter-Cyclical Budget and Economic Stabilization Fund (BSF). The BSF is designed to accumulate balances during years of significant economic growth which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. General Fund surplus during 1992-98 was transferred, as required by statute, to the BSF. Calculated on an accrual basis, the unreserved ending accrued balances of the BSF were $987.9 million at September 30, 1995, $614.5 million at September 30, 1996, $579.8 million at September 30, 1997, and $100.5 million at September 30, 1998. The balance is net of a reserve for future education spending of $529.1 million at September 30, 1996 and $572.6 million on September 30, 1997. The State's Annual Financial report for fiscal years ending September 30 is generally available at the end of March of the following year.

Beginning in 1993, the Michigan Legislature enacted several statutes which significantly affect Michigan property taxes and the financing of primary and secondary school operations. The property tax and school finance reform measures included a ballot proposal ("Proposal A") and constitutional amendment which was approved by voters on March 15, 1994. Under Proposal A as approved, the State sales and use tax rates were increased from 4% to 6%, the State income tax and cigarette tax were increased, the Single Business Tax imposed on business activity within the state was decreased and, beginning in 1994, a State property tax of 6 mills is now imposed on all real and personal property currently subject to the general property tax. Proposal A contains additional provisions regarding the ability of local school districts to levy supplemental property taxes for operating purposes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.

Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

In July, 1997, the Michigan Supreme Court issued a decision in cases filed by many of Michigan's local school districts against the State regarding the manner in which the State disburses funds to school districts for special education and special education transportation, bilingual education, driver education and school lunch programs, including a case captioned Donald Durant, et al v State of Michigan. The court held that monetary damages were owed to the 84 school districts involved in Durant and over 400 other Michigan school districts and legislation has been enacted to pay such damages from the BSF over a 15-year period. Similar constitutional challenges to the funding of special education services and transportation have been filed by over 100 school districts in a new matter (Durant II) that was remanded to the Michigan Court of Appeals in September 1998. The ultimate resolution of those claims is not presently determinable.

The State has developed a risk management program to identify risks faced by the State concerning year 2000 operability. The State has identified computer applications, primarily within the executive branch, that are critical to conducting the State's operations and that need to be year 2000 compliant. The State's year 2000 remediation efforts have been aimed primarily at ensuring unimpeded and uninterrupted operation, including tax collections, investment activities, and timely payment of its obligations. As of March 31, 1999, the State had validated and tested 97% of the critical computer applications. The remaining 3% of the critical applications were in other stages of completion. Because of the unprecedented nature of the year 2000 issue, its effect and the success of the related remediation efforts cannot be fully determinable until the year 2000 and thereafter.

Currently, the State's general obligation bonds are rated Aa1 by Moody's and AA+ by Standard & Poor's, following rating increases announced in 1998. To the extent that the portfolio of Michigan obligations is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

Risk Factors Affecting the Minnesota Fund

The information set forth below is derived from official statements prepared in connection with the issuance of obligations of the State of Minnesota and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State of Minnesota. Such information

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

constitutes only a brief summary, relates primarily to the State of Minnesota, does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the Minnesota Fund, and does not purport to be a complete description.


The State of Minnesota has experienced certain budgeting and financial problems since 1980. However, in recent years, Accounting General Fund balances have been positive.


In February 1992 the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at negative $569 million. The balance at June 30, 1995, was projected at negative $1.75 billion.

The 1992 Legislature reduced expenditures by $262 million for the biennium ending June 30, 1993, enacted revenue measures expected to increase revenue by $149 million, and reduced the budget reserve by $160 million to $240 million.

After the Legislature adjourned in April 1992, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at $2.4 million, and projected the balance at June 30, 1995, at negative $837 million. A November 1992 forecast estimated the balance at June 30, 1993, at positive $217 million and projected the balance at June 30, 1995, at negative $769 million.

A March 1993 forecast projected an Accounting General Fund balance at June 30, 1995, at negative $163 million out of a budget for the biennium of approximately $16.7 billion, and estimated a balance at June 30, 1997, at negative $1.6 billion out of a budget of approximately $18.7 billion.

The 1993 Legislature authorized $16.519 billion in spending for the 1993-1995 biennium, an increase of 13.0% from 1991-1993 expenditures. Resources for the 1993-1995 biennium were projected to be $16.895 billion, including $657 million carried forward from the previous biennium. The $16.238 billion in projected non-dedicated and dedicated revenues was 10.3% greater than in the previous biennium and included $175 million from revenue measures enacted by the 1993 Legislature. The Legislature increased the health care provider tax to raise $79 million, transferred $39 million into the Accounting General Fund and improved collection of accounts receivable to generate $41 million.

After the Legislature adjourned in May 1993, the Commissioner of Finance estimated that at June 30, 1995, the Accounting General Fund balance would be $16 million and the budget reserve, as approved by the 1993 Legislature, would be $360 million. The Accounting General Fund balance at June 30, 1993 was $463 million.

The Commissioner of Finance, in a November 1993 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $430 million, due to projected increases in revenues and reductions in expenditures, and the balance at June 30, 1997, at $389 million. The Commissioner recommended that the budget reserve be increased to $500 million. He estimated that if current laws and policies continued unchanged, revenue would grow 7.7% and expenditures 6.0% in the 1995-1997 biennium.

A March 1994 forecast projected an Accounting General Fund balance at June 30, 1995, at $623 million, principally due to a projected $235 million increase in revenues to $16.6 billion for the biennium. The balance at June 30, 1997, was estimated to be $247 million.

The 1994 Legislature provided for a $500 million budget reserve; appropriated to school districts $172 million to allow the districts, for purposes of state aid calculations, to reduce the portion of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes; increased expenditures $184 million; and increased expected revenues $4 million.

Of the $184 million in increased expenditures, criminal justice initiatives totaled $45 million, elementary and higher education $31 million, environment and flood relief $18 million, property tax relief $55 million, and transit $11 million. A six-year strategic capital budget plan was adopted with $450 million in projects financed by bonds supported by the Accounting General Fund. Other expenditure increases totaled $16.5 million.

Included in the expected revenue increase of $4 million were conformity with federal tax changes to increase revenues $27.5 million, a sales tax phase down on replacement capital equipment and miscellaneous sales tax exemptions decreasing revenues $17.3 million, and other measures decreasing revenues $6.2 million.

After the Legislature adjourned in May 1994, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1995, at $130 million.

The Commissioner of Finance, in a November 1994 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $268 million, due to projected increases in revenues and decreases in expenditures, and the balance at June 30, 1997, at $190 million.

A February 1995 forecast projected an Accounting General Fund balance at June 30, 1995, at $383 million, due to a $93.5 million increase in projected revenues and a $21.0 million decrease in expenditures. The balance at June 30, 1997, was projected at $250 million.

The 1995 Legislature authorized $18.220 billion in spending for the 1995-1997 biennium, an increase of $1.395 billion, or 8.3%, from 1993-1995 expenditures. Resources for the 1995-1997 biennium were projected to be $18.774 billion, including $921 million carried forward from the previous biennium.

The Legislature authorized 7.1% more spending for elementary and secondary education in the 1995-1997 biennium than in 1993-1995, 0.9% more in local government aids, 14.2% more for health and human services, 2.3% more for higher education, and 25.1% more for corrections. The Legislature set the budget reserve at $350 million and established a supplementary reserve of $204 million in view of predicted federal cutbacks.


After the Legislature adjourned in May 1995, the Commissioner of Finance estimated that at June 30, 1997, the Accounting General Fund balance would be zero. The Accounting General Fund balance at June 30, 1995, was $481 million.


The Commissioner of Finance, in a November 1995 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $824 million, due to a $490 million increase in revenues from those projected in May 1995, a $199 million reduction in projected expenditures, and a $135 million increase in the amount carried forward from the 1993-1995 biennium. An improved national economic outlook increased projected net sales tax revenue $257 million and reduced projected human services expenditures $231 million. The Commissioner estimated the Accounting General Fund balance at June 30, 1999, at negative $28 million.

Only $15 million of the $824 million projected 1995-1997 surplus was available for spending. The statutes require that an additional $15 million be placed in the supplementary budget reserve, and an additional $794 million must be appropriated to school districts to allow the districts, for purposes of state aid calculations, to eliminate the 48% of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes.

A February 1996 forecast projected an Accounting General Fund balance at June 30, 1997, at $873 million, due to a $104 million increase in projected revenues, a $19 million increase in expenditures, and a $36 million reduction in the June 30, 1995, ending balance. The amount available for spending increased from $15 million to $64 million.

In February 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $54 million.

The 1996 Legislature reduced the State of Minnesota's commitment to eliminate the so-called school recognition shift. The 1995 Legislature had voted to allow school districts, for purposes of state aid calculations, to eliminate the 48% of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes. The 1996 Legislature raised the percentage for the 1995-1997 biennium from 0% to 7%, saving the State $116 million.

The 1996 Legislature increased expenditures $130 million, including $37 million for elementary education and youth development; $14 million for higher education; $17 million for health systems and human services reforms; $16 million for public safety and criminal justice; and $36 million for transportation, environment and technology. The Legislature also approved $614 million in capital projects to be funded by general obligation bonds and appropriations and increased expected revenues $5 million.

After the Legislature adjourned in April 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1997, at $1 million. The Accounting General Fund balance at June 30, 1996, was $445 million.

The Commissioner of Finance, in a November 1996 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $793 million, due to a $646 million increase in revenues from those projected in April 1996, a $209 million reduction in expenditures, and $63 million in other changes. The longest period of national economic growth since World War II, through mid-1999, was forecast. Individual income taxes were forecast to be $427 million more than projected in April 1996, and sales taxes $81 million more. Of the $209 million reduction in forecast expenditures, $199 million were health and human services expenditures.

Existing statutes require the first $114 million of the forecast balance to be dedicated to a new education aid reserve for use in the 1997-1999 biennium. Another $157 million must be used to increase from 85% to 90% the portion of state aid to school districts that is paid in the fiscal year during which the districts become entitled to the aid.

In November 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $1.4 billion.

A February 1997 forecast projected an Accounting General Fund balance at June 30, 1997 at $866 million (after taking into account the $114 million and $157 million items referred to above), due to a $236 million increase in projected revenues and a $108 million decrease in expenditures. The balance at June 30, 1999 was projected at $1.7 billion.

The 1997 Legislature, in a regular session and June and August special sessions, authorized $20.924 billion in spending for the 1997-1999 biennium, an increase of $2.231 billion, or 11.8%, from 1995-1997 expenditures. Resources for the 1997-1999 biennium were projected to be $21.946 billion, including $1.630 billion carried forward from the previous biennium.

The Legislature authorized 14.8% more spending for elementary and secondary education spending in the 1997-1999 biennium than in 1995-1997, 17.6% more for health and human services, 12.5% more in local government aids, 10.7% more for higher education, and 0.3% more for all other expenditures. The Legislature set the General Fund budget reserve at $522 million. The cash flow account was set at $350 million, and a property tax reform reserve account of $46 million was created for future restructuring of the property tax system. Other reserves totaled $72 million.

After the Legislature adjourned its second special session in August 1997, the Commissioner of Finance estimated that at June 30, 1999, the Accounting General Fund balance would be positive $32 million. The Accounting General Fund balance at June 30, 1997 was an estimated $861 million.


The Commissioner of Finance, in a November 1997 forecast, estimated the Accounting General Fund balance at June 30, 1999, at $1.360 billion, $1.328 billion more than estimated after the 1997 Legislature adjourned, due to a $729 million increase in projected revenues, a $256 million reduction in projected expenditures, $21 million increase in dedicated reserves, and a $364 million increase in the projected amount carried forward from the 1995-1997 biennium. Higher than anticipated individual income tax payments were the major source of $272 million in additional revenues in the first half of 1997, and human services savings were the principal source of $92 million in reduced expenditures. The Commissioner estimated the Accounting General Fund balance at June 30, 2001 at $1.284 billion.


Only $453 million of the $1.360 billion projected 1997-1999 surplus was available for spending. The statutes allocate the first $81 million of the forecast balance to fund K-12 education tax credits and deductions enacted in 1997. Sixty percent of the remainder plus interest, $826 million, is added to a property tax reform account.

A February 1998 forecast projected an Accounting General Fund balance at June 30, 1999, at $1.045 billion, due to a $507 million increase in projected revenues, a $90 million decrease in expenditures, and a $5 million increase


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

in dedicated reserves. The balance at June 30, 2001 was projected at $2.137 billion.


The 1998 Legislature increased spending $125 million for K-12 education aids, $90 million to reduce the school property tax recognition shift percentage to zero, $73 million for higher education, and $148 million for all other operations. The Legislature also approved $999 million in capital improvements, to be funded by $509 million in bonds and $502 million in appropriations. The General Fund budget reserve was set at $622 million.


After the Legislature adjourned in April 1998, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $35 million.

The Commissioner of Finance, in a November 1998 forecast, estimated the Accounting General Fund balance at June 30, 1999, at $953 million, due to an $803 million increase in non-tobacco revenues, the receipt of $461 million in tobacco settlement revenues, and a $262 million reduction in expenditures. A total of $609 million of the $1.562 billion of estimated available revenues is statutorily dedicated to reserves, tax reduction, and to replace bonding.


The Commissioner of Finance in November 1998 estimated the balance at June 30, 2001, at $3.324 billion.

A February 1999 forecast projected an Accounting General Fund balance at June 30, 1999, at $1.235 billion due to a $285 million increase in projected revenues and a $3 million increase in expenditures. The balance at June 30, 2001, was projected at $4.056 billion.

The 1999 Legislature authorized $23.384 billion in spending for the 1999-20001 biennium, an increase of $2.053 billion, or 9.6%, from 1997-1999 expenditures. Resources for the 1999-2001 biennium were projected to be $24.620 billion. Revenues, excluding the balance brought forward from the 1997-1999 biennium, are expected to be $2.248 billion, or 10.8%, greater than the previous biennium.

The Legislature passed a $1.250 billion sales tax rebate. Individual income tax rates were reduced in all three brackets, from 6.0% to 5.5$, from 8.0% to 7.25%, and from 8.5% to 8.0%. In addition, the "marriage penalty" inherent in the previous rate structure was eliminated. These changes reduced projected revenues by $1.312 billion for the 1999-2001 biennium.

The Legislature authorized 15.7% more spending for elementary and secondary education in the 1999-2001 biennium than in 1997-1999, 21.6% more for property tax aid programs to local governments, 12.2% more for health and human services and 7.0% more for higher education.

The Legislature also provided that if, based on a forecast of general fund revenues and expenditures in November of an even-numbered year for February of an odd-numbered year, the Commissioner of Finance projects a positive unrestricted budgetary general fund balance at the close of the biennium that exceeds one-half of one percent of total general fund biennial revenues, the Commissioner shall designate the entire balance as available for rebate to taxpayers. In making the determinations of general fund balance or biennial revenue, the Commissioner is prohibited from including any balance or revenue attributable to certain tobacco settlement payments received after July 1, 1998 and before July 1, 2001. If the Commissioner designates an amount for rebate, the Governor must then present a plan to the Minnesota Legislature for rebating that amount, with payments to begin no later than August 15 of the odd-numbered year. The legislation provides that the Legislature shall either enact, modify or reject the plan presented by the Governor.

After the Legislature adjourned in May 1999, the Commissioner of Finance estimated that at June 30, 2001, the Accounting General Fund balance would be positive $80 million. The Accounting General Fund balance at June 30, 1999, was an estimated $1.518 billion.

The Commissioner of Finance, in a November 1999 forecast, estimated the Accounting General Fund balance at June 30, 2001, at $1.584 billion, $1.504 billion more than estimated after the 1999 Legislature adjourned, due to a $1.154 billion increase in projected revenues, a $453 million gain from the 1997-1999 biennium, and a $103 million decrease caused by spending increases and other charges.

Only $571 million of the $1.584 billion projected 1999-2001 surplus was available for spending. The statutes allocate $43 million to provide a $50 increase in per pupil elementary and secondary school aids. Sixty percent of the remaining balance plus interest, $1.013 billion, is deposited into the Property Tax Reform Account.


The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Minnesota Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990's by over capacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of state aid that is made available. Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Minnesota Fund, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.


Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be. Should an adverse decision be rendered, the value of the securities purchased by the Minnesota Fund might be adversely affected, and the value of the shares of the Minnesota Fund might also be adversely affected.

The Department of Finance acknowledged in 1995 that the State of Minnesota's accounting system was not Year 2000 (Y2K) compliant and that the systems vendor would deliver a compliant version upgrade in the future. In mid-1997, State of Minnesota technical staff, along with the systems vendor, began a $6.5 million project to install the new compliant version of the accounting software. The State of Minnesota implemented a new software version on November 30, 1998. Testing of the new compliant version to date has been very positive. Even if the State of Minnesota successfully addresses its Year 2000 compliance, there can be no assurance that any other organization or governmental agency with which the State of Minnesota electronically interacts, including vendors and the federal government, will be Year 2000 compliant. In the event of any such occurrences, the State of Minnesota may face material adverse consequences with respect to its revenues and operations. Local issuers in the State of Minnesota may face similar problems.

The State's bond ratings in August 1999 were Aaa by Moody's and AAA by S&P. Economic difficulties and the resultant impact on State and local government finances may adversely affect the market value of obligations in the portfolio of the Minnesota Fund or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

Risk Factors Affecting the Missouri Fund

Industry and Employment. While Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade and service sectors closely approximating the average national distribution, the national economic recession of the early 1980's had a disproportionately adverse impact on the economy of Missouri. During the 1970's, Missouri characteristically had a pattern of unemployment levels well below the national averages. During the period following the1980 to 1983 recession periods until the mid-1990's, Missouri unemployment levels generally approximated or slightly exceeded the national average; however, in the second half of the 1990's, Missouri unemployment levels have returned to generally being equal to or lower than the national average. A return to a pattern of high unemployment could adversely affect the Missouri debt obligations acquired by the Fund and, consequently, the value of the shares in the Fund.

The Missouri portions of the St. Louis and Kansas City metropolitan areas collectively contain over 50% of Missouri's estimated 1998 population census of approximately 5,438,559. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector which is experiencing farm-related problems comparable to those which are occurring in other states. To the extent that these problems were to intensify, there could possibly be an adverse impact on the overall economic condition of the State of Missouri.


Defense related business plays an important role in Missouri's economy. There are a large number of civilians employed at the various military installations and training bases in the State. In addition, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. There can be no assurances there will not be further changes in the levels of military appropriations, and, to the extent that further changes in military appropriations are enacted by the United States Congress or foreign governments purchasing military equipment manufactured in the State, Missouri could be disproportionately affected. It is impossible to determine what effect, if any, continued consolidation in defense related industries will have on the economy of the State. Any shift or loss of production operations now conducted in Missouri could have a negative impact on the economy of the State.

Desegregation lawsuits in St. Louis and Kansas City continue to require significant levels of state funding and are sources of uncertainty; litigation continues on many issues, court orders are unpredictable, and school district spending patterns have proven difficult to predict. A recent Supreme Court decision favorable to the State may decrease the level of State funding required in the future, but the impact of this decision is uncertain. The State paid $315 million for desegregation costs in fiscal 1995, $274 million in fiscal 1996, $227 million in fiscal 1997, $280 million in fiscal 1998 and $285 million in fiscal 1999. This expense accounts for approximately 6% of total state General Revenue Fund spending in fiscal 1995, approximately 5% in fiscal 1996, and approximately 6% for fiscal 1997, 1998, and 1999. The State has entered into a settlement agreement with respect to the Kansas City desegregation lawsuit pursuant to which the State made its final desegregation payment to the Kansas City Missouri School District in fiscal 1999.

Revenue and Limitations Thereon. Article X, Sections 16-24 of the Constitution of Missouri (Hancock Amendment), imposes limitations on the amount of State taxes which may be imposed by the General Assembly of Missouri (General Assembly) as well as on the amount of local taxes, licenses and fees (including taxes, licenses and fees used to meet debt service commitments on debt obligations) which may be imposed by local governmental units (such as cities, countries, school districts, fire protection districts and other similar bodies) in the State of Missouri in any fiscal year.


The State limit on taxes is tied to total State revenues for fiscal year 1980-81, as defined in the Hancock Amendment, adjusted annually in accordance with the formula set forth in the amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods. The details of the amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. Generally, if the total State revenues exceed the State revenue limit imposed by
Section 18 of Article X by more than 1%, the State is required to refund the excess. The State revenue limitation imposed by the Hancock Amendment does not apply to taxes imposed for the payment of principal and interest on bonds, approved by the voters and authorized by the Missouri Constitution. The revenue limit also can be exceeded by a constitutional amendment authorizing new or increased taxes or revenues adopted by the voters of the State of Missouri.

The Hancock Amendment also limits new taxes, licenses and fees and increases in taxes, licenses and fees by local governmental units in Missouri. It prohibits counties and other political subdivisions (essentially all local governmental units) from levying new taxes, licenses and fees or increasing the current levy of an existing tax, license or fee without the approval of the required majority of the qualified voters of that county or other political subdivision voting thereon.

When a local governmental unit's tax base with respect to certain fees or taxes is broadened, the Hancock Amendment requires the tax levy or fees to be reduced to yield the same estimated gross revenue as on the prior base. It also effectively limits any percentage increase in property tax revenues to the percentage increase in the general price level (plus the value of new construction and improvements), even if the assessed valuation of property in the local governmental unit, excluding the value of new construction and improvements, increases at a rate exceeding the increase in the general price level.

Risk Factors Affecting the New York Fund


The following information is a summary of special factors affecting the New York Municipal Series. Such information is derived from public official documents relating to securities offerings of New York issuers which are generally available to investors. The Fund has no reason to believe that any of the statements in such public official documents are untrue but has not independently verified such statements. The following information constitutes only a brief summary of the information in such public official documents and does not purport to be a complete description of all considerations regarding investment in New York municipal securities.

Economic Outlook. New York (the State) is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location, air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The forecast of the State's economy shows continued growth in 1999 and 2000 for employment, wages, and personal income, although, for 2000, a slowdown in the growth rate of employment is expected. The growth of personal income is projected to decrease from 5.2% in 1998 to 4.8% in 1999, and then grow 4.9% in 2000. The growth in average wages is expected to outpace the inflation rate in both 1999 and 2000. Overall employment growth is expected to be 2.0% in 1999, almost the same as in 1998, but is expected to drop to 1.7% in 2000, reflecting the slowing growth of the national economy, continued spending restraint in government, constraints in labor supply, and continued restructuring in the manufacturing, health care, and banking sectors.

At the national level, economic growth during both 1999 and 2000 is expected to be slower than it was during 1998. Growth in domestic consumption, which has been a major driving force behind the nation's strong economic performance in recent years, is expected to slow in 2000 as consumer confidence retreats from historic highs and the stock market ceases to provide large amounts of extra discretionary income. The forecast projects real Gross Domestic Product (GDP) growth of 3.8% in 1999, slightly below the 1998 growth rate. In 2000 the rate of growth in real GDP growth is expected to fall further, to 3.1%. The growth of nominal GDP is projected to increase from 4.9% in 1998 to 5.2% in 1999 and fall to 4.7% in 2000. The inflation rate as measured by the Consumer Price Index is expected to increase to 2.3% in 1999 and rise to 2.8% in 2000. The annual rate of job growth is expected to be 2.2% in 1999, lower than the strong growth rate experienced in 1998. In 2000, employment growth is forecast to slow further, to 2.0%. Growth in personal income and wages is expected to remain fairly strong in 1999 and again in 2000.

Many uncertainties exist in any forecast of the national and State economies, particularly in light of the recent volatility in the international economy and domestic financial markets. The timing of an impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Unforeseeable events may occur. The actual rate of change in any, or all, of the concepts that are forecasted may differ substantially and adversely from the outlook described herein.

1999-2000 Fiscal Year (Executive Budget Forecast). The State's current fiscal year began on April 1, 1999 and ends on March 31, 2000. On March 31, 1999, the State adopted the debt service portion of the State budget for the 1999-2000 fiscal year; four months later, on August 4, l999, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the current fiscal year, the State enacted appropriations that permitted the State to continue its operations.

Following enactment of the budget, the State prepared a Financial Plan for the 1999-2000 fiscal year (the 1999-2000 Financial Plan) that sets forth projected receipts and disbursements based on the actions taken by the Legislature. This section provides a summary of the Financial Plan which was released on August 20, 1999. The State expects to update the Financial Plan quarterly. The Office of the State Comptroller is conducting a review of the 1999-2000 enacted budget and is expected to report on the enacted budget on or before September 17, 1999.

In 1999-2000, General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $37.35 billion, an increase of $858 million or 2.4% over 1998-99. Projected spending under the 1999-2000 enacted budget is $215 million above the Governor's Executive Budget recommendations, including 30-day amendments. This change is the net result of spending actions that occurred during negotiations on the Budget. The increase in General Fund spending is comprised of $1.1 billion in legislative additions to the Executive Budget (primarily in education), offset by various actions, including reestimates of required spending based on year-to-date results and the identification of certain other resources that offset spending, such as $250 million from commencing the process of privatizing the Medical Malpractice Insurance Association (MMIA), $250 million from the retention of the Debt Reduction Reserve Fund within the General Fund and about $100 million in excess fund balances. The MMIA was established in 1983 to provide excess liability insurance to doctors and medical providers. Legislation enacted with the 1999-2000 budget initiates the process of MMIA privatization and transfers excess fund balances to the State.

The 1999-2000 enacted budget provides for $831 million in new funding for public schools, the largest year-to-year increase in State history. The budget also enacts several new tax cuts valued at $375 million when fully phased in by 2003-04. None of the $1.82 billion cash surplus from 1998-99 is assumed to support spending in 1999-2000, but instead is reserved to help offset the costs of previously enacted tax cuts that take effect after 1999-2000.

The 1999-2000 Financial Plan projects a closing balance of $2.87 billion in the General Fund. The balance is comprised of the $1.82 billion surplus from 1998-99 that has been set aside to finance already-enacted tax cuts, $473 million in the Tax Stabilization Reserve Fund (TSRF), $250 million in the Debt Reduction Reserve Fund (DRRF), $132 million in the Contingency Reserve Fund (CRF), and $200 million in the Community Projects Fund (CPF), which finances legislative initiatives. The State expects to close 1999-2000 with cash balances in these funds at their highest level ever.

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth here and those projections may be changed materially and adversely from time to time.

The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There


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can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

Projected General Fund Receipts. Total General Fund receipts in 1999-2000 and transfers from other funds are projected to reach $39.32 billion, an increase of $2.58 billion over the estimated 1998-99 level. The transfer of the $1.82 billion surplus recorded in 1998-99 to the 1999-2000 fiscal period has the effect of exaggerating the growth in State receipts from year to year be depressing reported 1998-99 figures and inflating 1999-2000 projections.

Net General Fund personal income tax collections for 1999-2000 are projected to reach $23 billion, an increase of $2.9 billion over 1998-99. This increase is due in part to refund reserve transactions which serve to increase reported 1999-2000 personal income tax receipts by $1.77 billion. While gross collections of the personal income tax are expected to grow 8.7% from 1998-99, the exceptional year-to-year change in the estimate of receipts from this source is still significantly attributable to the movement into the current fiscal year of the General Fund surplus available at the end of 1998-99 (through a tax refund reserve transaction). The approximately $1.7 billion impact on the year-over-year change that results from the movement of the surplus is only partially offset by the planned diversion of almost $700 million in additional receipts to the School Tax Relief (STAR) Fund in the current year. In its second year, STAR now provides statewide school property tax relief to all homeowners for their primary residence.

User tax and fees are projected at $7.35 billion in 1999-2000, an increase of $105 million from 1998-99. The sales tax component of this category accounts for virtually all of the 1999-2000 growth.

Business tax receipts are expected to total $4.60 billion in 1999-2000, $260 million below 1998-99 fiscal year results. The year-over-year decline in projected receipts is largely due to statutory changes.

Receipts from other taxes, which are comprised primarily of receipts from estate and gift taxes, real property gains tax and pari-mutuel taxes on wagering, are projected to total $1 billion, $1.14 billion below last year's amount. The primary factors accounting for most of the expected decline include: an adverse tax tribunal decision, pari-mutuel tax reductions and reductions in estate and gift taxes.

Miscellaneous receipts include license revenues, income from fees and fines, abandoned property receipts, investment income, and a portion of the assessments levied on medical providers. Miscellaneous receipts are expected to total $1.36 billion in 1999-2000, a decline of $142 million from 1998-99. This reflects the loss of non-recurring receipts received in 1998-99 and the growing effects of the phase-out of the medical provider assessments scheduled to be eliminated in January 2000.

Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements. Transfers to the General Fund are expected to total $2.02 billion, or $99 million more than last year.

General Fund Disbursements. The 1999-2000 Financial Plan projects General Fund disbursements and transfers to capital, debt service and other funds of $37.36 billion, an increase of $868 million or 2.38% over 1998-99. Following the pattern of the last two fiscal years, education programs receive the largest share of new funding contained in the 1999-2000 Financial Plan. School aid is expected to grow by $831 million or 8.58% over 1998-99 levels (on a State fiscal year basis). Outside of education, the largest growth in spending is for State Operations ($207 million, including $100 million reserved for possible collective bargaining costs); Debt Service ($183 million), and mental hygiene programs, including funding for a cost of living increase for care providers


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($114 million). These increases were offset, in part, by spending reductions or actions in health and social welfare ($280 million), and in general State charges ($222 million).

Grants to Local Governments is the largest category of General Fund disbursements and includes financial assistance to local governments and not-for-profit corporations, as well as entitlement benefits to individuals. Grants to Local Governments are projected at $25.68 billion in 1999-2000, an increase of $926 million over 1998-99.

General Fund spending for school aid is projected at $10.52 billion on a State fiscal year basis, an increase of $831 million from 1998-99. The Executive Budget provides additional funding for operating aid, building aid, and textbook and computer aids. It also funds the remainder of aid payable for the 1998-99 school year. For all other educational programs, disbursements are projected to grow by $78 million to $2.99 billion.

Medicaid costs are estimated at $5.53 billion in 1999-2000, essentially unchanged from 1998-99. Spending on welfare is projected at $2.70 billion, a decline of $252 million. Revenue sharing and other general purpose aid to local governments in projected at $825 million.

State Operations spending reflects the costs of operating State agencies. The State estimates that disbursements for State Operations in 1999-2000 will total $6.85 billion. Compared to 1998-99, spending for State Operations is projected to increase by $181 million. The year-to-year growth reflects $100 million reserved to fund new collective bargaining agreements, including the recent contract ratified by the United University Professionals. Costs for the State's Year 2000 compliance programs and growth in the Legislative and Judiciary budgets also contribute to the increase.

General State Charges spending in this category, which accounts primarily for fringe benefits for State employees and retirees, is projected to total $2.04 billion in 1999-2000. Disbursements for General State Charges are projected to decrease by $222 million from the prior year, with growth of $28 million in a variety of areas offset by the use of $250 million in proceeds from the privatization of the Medical Malpractice Insurance Association.

Short and long-term Debt Service is projected at $2.28 billion in 1999-2000, an increase of $185 million over 1998-99. The growth reflects debt service costs from bond sales in prior years and certain sales planned for 1999-2000.

Capital Projects and all other transfers spending is estimated at $553 million in 1999-2000, a decrease of $212 million from 1998-99. The decline primarily reflects the impact of certain non-recurring transfers.

General Fund Balance. The State is projected to close the 1999-2000 fiscal year with a General Fund balance of $2.87 billion. The balance is comprised of the $1.82 billion tax reduction reserve for future needs, $473 million in the Tax Stabilization Reserve Fund, $250 million in the Debt Reduction Reserve Fund, $132 million in the Contingency Reserve Fund and $200 million in the Community Projects Fund.

Special Revenue Funds. Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. For 1999-2000 projected disbursements in this fund type total $30.94 billion, an increase of $1.29 billion (4.35%) over 1998-99 levels. Disbursements from federal funds, primarily the federal share of Medicaid and other social services programs, are projected to total $22.17 billion in the 1999-2000 fiscal year. Remaining growth in federal funds is primarily for the Child Health Plus program ($117 million), offset by decreased spending in certain social service programs. State special revenue spending is projected to be $8.77 billion, an increase of $550 million from last year.

Capital Project Funds. Capital Projects Funds spending in 1999-2000 is projected at $4.18 billion, an increase of $114 million or 2.80% from last year. Transportation, environmental, education and mental hygiene programs are the major sources of year-to-year spending growth in this category.

Debt Service Funds. Debt Service Funds spending are estimated at $3.64 billion in 1999-2000, up $370 million or 11.31% from 1998-99. Transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the


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Dedicated Highway and Bridge Trust Fund, account for $124 million of the year-to-year growth. Debt service for educational purposes, including State and City University programs financed through the Dormitory Authority, will increase by $80 million. The remaining growth is for a variety of programs in mental health and corrections, and for general obligation financings.

Out-Year Projections of Receipts and Disbursements. State law requires the Governor to propose a balanced budget each year. Preliminary analysis by the Division of the Budget (DOB) indicates that the State will have a 2000-01 budget gap of approximately $1.9 billion, or about $300 million above the 1999-2000 Executive Budget estimate (after adjusting for the projected costs of collective bargaining). This estimate includes an assumption for the projected costs of new collective bargaining agreements, $500 million in assumed operating efficiencies, as well as the planned application of approximately $615 million of the $1.82 billion tax reduction reserve. In recent years, the State has closed projected budget gaps which DOB estimates at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99).
DOB will formally update its projections of receipts and disbursements for future years as part of the Governor's 2000-01 Executive Budget submission. The revised expectations for these years will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 2000-01 Executive Budget recommendations.

The State and the United University Professionals (UUP) union have reached a tentative agreement on a new four-year labor contract. The State is continuing negotiations with other unions representing State employees, the largest of which is the Civil Service Employees Association (CSEA). CSEA previously failed to ratify a tentative agreement on a new four-year contract earlier in 1999. The 1999-2000 Financial Plan has reserved $100 million for possible collective bargaining agreements, and reserves are contained in the preliminary outyear projection for 2000-01 to cover the recurring costs of any new agreements. To the extent these reserves are inadequate to finance such agreements, the costs of new labor contracts could increase the size of future budget gaps.

Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. The State assumes that the 2000-01 Financial Plan will achieve $500 million in savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to help bring projected disbursements and receipts into balance. The projections do not assume any gap-closing benefit from the potential settlement of State claims against the tobacco industry.

Prior Fiscal Years. New York State's financial operations have improved during recent fiscal years. During its last seven fiscal years, the State has recorded balanced budgets on a cash basis, with positive year-end fund balances.

1998-99 Fiscal Year. The State ended its 1998-99 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries.

The State reported a General Fund closing cash balance of $892 million, an increase of $254 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund
(TSRF), the Contingency Reserve Fund (CRY) and the Community Projects Fund
(CPF). The TSRF closing balance was $473 million, following an additional deposit of $73 million in 1998-99. The CRF closing balance was $107 million, following a deposit of $39 million in 1998-99. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $312 million.

The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of 1998-99 to pay for tax refunds in 1999-2000 of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit as of March 31, 1999. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1998-99, while increasing reported receipts in 1999-2000.

General Fund receipts and transfers from other funds (net of tax refund reserve-account activity for the 1998-99 fiscal year totaled $36.74 billion, an increase of 6.34% from 1997-98 levels. General Fund disbursements and


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transfers to other funds totaled $36.19 billion for the 1998-99 fiscal year, an increase of 6.23% from 1997-98 levels.

1997-98 Fiscal Year. The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from-higher-than-anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an additional deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF closed the fiscal year with a balance of $170 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.

General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1997-98 fiscal year totaled $34.55 billion, an annual increase of 4.57% over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of 4.41%.

1996-97 Fiscal Year. The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.42 billion. The cash surplus was derived primarily from higher than expected receipts and lower-than-expected spending for social services programs.

The General Fund closing balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. The balance included $317 million in the TSRF, after a required deposit of $15 million (repaying a transfer made in 1991-92) and an additional deposit of $65 million in 1996-97. In addition, $41 million remained on deposit in the CRF. The remaining $75 million reflected amounts then on deposit in the CPF. The General Fund closing balance did not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7% from the previous fiscal year. General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7% from the 1995-96 fiscal year.

Debt and Other Financing Activities

1999-2000 Borrowing Plan. The State's 1999-2000 borrowing plan projects issuances of $235 million in general obligation bonds (including $140 million for purposes of redeeming outstanding Bond Anticipation Notes (BANs) and $113 million in general obligation BANs. The State expects to issue up to $366 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1999-2000 fiscal year. Of this amount, it is anticipated that approximately $138 million will be used to finance agency equipment acquisitions and to reimburse State special revenue funds for prior year disbursements for Y2K compliance services. Approximately $228 million is expected to finance the purchase of new welfare computer systems designed to improve case management, fraud detection and child support collection capabilities.

Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.93 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1999-2000. Included therein are borrowings by: (i) the Dormitory Authority of the State of New York (DASNY) for the State University of New York (SUNY); the City University of New York (CUNY); other educational purposes; and mental health facilities; (ii) the Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iii) the Urban Development Corporation (UDC) (doing business as the Empire State Development Corporation) for prisons, youth facilities and economic development purposes;
(iv) the Environmental Facilities Corporation (EFC) for environmental projects; and (v) the Housing Finance Agency (HFA) for housing programs. These borrowings include the Community Enhancement Facilities Assistance Program (CEFAP) for economic development purposes. Four public authorities (Thruway Authority, DASNY,


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UDC and HFA) are authorized to issue bonds under this program. The projections of State borrowings for the 1999-2000 fiscal year are subject to change as market conditions, interest rates and other facts vary throughout the fiscal year.

Outstanding Debt of the State and Certain Authorities. For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt where debt service is expected to be paid from other sources and State appropriations in that they may be made and used only under certain circumstances.

State-Supported and State-Related Debt Outstanding. The first type of State-supported debt, general obligation debt, is currently authorized for three programmatic categories: transportation, environmental and housing. As of March 31, 1999, the total amount of outstanding general obligation debt was $4.8 billion, including $185 million in BANs.

The second type of State-supported debt, lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities, has been used primarily by the State to finance the State's highway and bridge program, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation, and various other State capital projects.

The State has utilized and expects to continue to utilize lease-purchase and contractual-obligation financing arrangements to finance its capital programs, in addition to authorized general obligation bonds. Total outstanding State-supported debt as of March 31, 1999 was $35.8 million.

The category of State-related debt includes the State-supported debt described above, moral obligation and certain other financings and State-guaranteed debt. Total outstanding State-related debt as of March 31, 1999 was $37.7 million.

Year 2000 Compliance. New York State is currently addressing Year 2000 (Y2K) data processing compliance issues. Since its inception, the computer industry has used a two-digit date convention to represent the year. In the year 2000, the date field will contain "00" and, as a result, many computer systems and equipment may not be able to process dates properly or may fail since they may not be able to distinguish between the years 1900 and 2000. The Year 2000 issue not only affects computer programs, but also the hardware, software and networks on which they operate. In addition, any system or equipment that is dependent on an embedded chip, such as telecommunication equipment and security systems, may also be adversely affected.

In April 1999 the State Comptroller released an audit on the State's Year 2000 compliance. The audit, which reviewed the State's Y2K compliance activities through October 1998, found that the State had made progress in achieving Y2K compliance, but needed to improve its activities in several areas, including data interchanges and contingency planning.

The Office for Technology (OFT) will continue to monitor compliance progress for the State's mission-critical and high-priority systems. OFT submitted a final quarterly compliance progress report to the Governor's Office for the quarter ending September 30,1999. Monthly exception reporting for the remainder of the year will replace the quarterly reports. The 1999-2000 enacted budget allocates $19 million for priority embedded systems and $20 million for unanticipated expenses related to bringing technology into Y2K compliance. OFT reports that as of September 1999, the State's mission-critical systems are 100% compliant; 93% of the overall compliance effort on the high-priority systems has been completed with 269 systems now Year 2000 compliant. The State also procured independent validation and verification services (IV &V) from a qualified vendor to perform an automated review of code for all mission-critical systems which was completed in October 1999. Overall, the vendor noted that New York State agencies had followed and implemented several best practices and therefore the vendor made very few process recommendations and only a few significant code check issues (.01% of the code)


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were remaining after agency reviews of the IV&V results. These results compare very favorably with results from IV&V of major systems from other states that the vendor has done.

The State is also addressing a number of issues related to Y2K compliance, including: testing all data exchange interfaces with federal, state, local and private data partners for critical systems (as of September 1999, 98% of data exchanges are done); completing compliance work of priority equipment and systems that may depend on embedded chips (as of September 1999, 82% of these systems are compliant); and contacting critical vendors and supply partners to obtain and monitor Year 2000 compliance status information and assurances. The State is also preparing contingency plans. All agencies were required to complete contingency plans for priority systems and business processes by the first quarter of calendar year 1999. These plans have been completed and tested as of June 1999 and are being integrated into the State Emergency Response Plan under the direction of the State Emergency Management Office. As of September 1999, 46 agencies have filed their contingency plans with the State Emergency Management Office. In addition, State agencies that regulate industries, such as the Public Service Commission, the Banking Department and others are closely monitoring the few regulated companies that are not yet compliant. The Public Service Commission reports that as of September 1999, all State-regulated utilities, with the exception of a few small water and cable companies, are ready for the Year 2000, including the existence of comprehensive contingency plans.

The State has also been working with local governments since December 1996 to raise awareness, promote action and provide assistance with Year 2000 compliance. This has included assisting local governments in addressing their local Y2K issues, guiding local governments in holding Citizen Forums to inform citizens of compliance and contingency activities in their community, and guiding citizens in their individual preparations for Year 2000. Presentations, teleconferences, written guidance materials, videotapes, a comprehensive web site and brochures have been made available and widely distributed.

While New York State is taking what it believes to be appropriate action to address Year 2000 compliance, there can be no guarantee that all of the State's systems and equipment will be Year 2000 compliant and that there will not be an adverse impact upon State operations or finances as a result. Since Year 2000 compliance by outside parties is beyond the State's control to remediate, the failure of outside parties to achieve Year 2000 compliance could have an adverse impact on State operations or finances as well.

Certain Litigation. The legal proceedings noted below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims sought against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 1999-2000 fiscal year or thereafter.

Among the more significant of these cases are those that involve: (i) the validity of agreements and treaties by which various Indian tribes transferred to New York title to certain land in New York; (ii) a challenge to the State's reimbursement rates for dental care provided under Medicaid; (iii) challenges to the constitutionality of certain sections of the Public Health Law, which impose a tax on the gross receipts hospitals and residential health care facilities receive from all patient care services; (iv) alleged responsibility of New York officials to assist in remedying racial segregation in the City of Yonkers; (v) a challenge to the funding for New York City public schools; (vi) a challenge to the Governor of New York regarding the application of his constitutional line item veto authority to certain portions of budget bills; and (vii) a case calling for the enforcement of sales and excise taxes imposed on motor fuel and tobacco products sold to non-Indian consumers on Indian reservations.

The City of New York. The fiscal health of the State may be affected by the fiscal health of New York City (the City), which continues to receive significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan (Financial Plan) annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.


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In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (NYC
MAC) to provide financing assistance to the City; the New York State Financial Control Board (the Control Board) to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC) to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986 during which the City was subject to certain statutorily prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

To successfully implement its Financial Plan, the city and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance Authority
(TFA) to finance a portion of the City's capital program. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. To continue its capital plan without interruption, the City is proposing an amendment to the State Constitution to change the methodology used to calculate the debt limit. Since an amendment to the Constitution to raise the debt limit could not take effect until City fiscal year 2001-02 at the earliest, the City has decided to securitize a portion of its share of the proceeds from the settlement with the nation's tobacco companies. However, a number of potential developments may affect both the availability and level of funding that the City will receive from the tobacco settlement. City officials have indicated that, should their efforts to securitize a portion of City tobacco settlement proceeds fail or not be accomplished in a timely manner, the City will request that the State increase the borrowing authority of the TFA.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 1999-2000 fiscal year.

The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 1999-2000 totals $113.9 million. In 1997-98, the State increased General Purpose State Aid for local governments by $27 million to $550 million, and has continued funding at this new level since that date.

The 1998-99 budget included an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1997, the total indebtedness of all localities in the State other than New York City was approximately $21.0 billion. A small portion (approximately $80.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such


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deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1997.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Authorities. The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 1998, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Public Authorities was $94 billion, only a portion of which constitutes State-supported or State-related debt.

Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queen Counties, as part of an estimated $7 billion financing plan. As of the date of August 1998, LIPA has issued over $5 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related debt.

The Metropolitan Transit Authority (MTA) oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and Manhattan and Bronx Surface Transit Operating Authority (collectively, TA). The MTA operates certain commuter rail and bus services in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority
(TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1% regional sales and use tax, that provide revenue for mass transit purposes, including assistance to the MTA. Since 1987, State law has required that the proceeds of a one-quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1999-2000 State fiscal year, total State assistance to the MTA is projected to total approximately $1.4 billion, an increase of $55 million over the 1998-99 fiscal year.

State legislation accompanying the 1996-97 State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the 1995-99 Capital Program). In July 1997, the Capital Program Review Board
(CPRB) approved the 1995-99 Capital Program and subsequently amended it in August 1997 and March 1999.


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The MTA plan now totals $12.55 billion. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs, and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.2 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government and the City of New York, and from various other revenues generated from actions taken by the MTA.

The MTA is expected to submit a proposed capital plan for 2000 through 2004 by October 1, 1999 for consideration by the CPRB. There can be no assurance that the proposed capital plan will be approved by the CPRB without significant modifications, that the plan as adopted will be adequate to finance the MTA's capital needs over the plan period, or that funding sources identified in the approved plan will not be reduced or eliminated.

There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 and 2000-04 Capital Programs, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 and 2000-04 Capital Programs accordingly. If the 1995-99 and 2000-04 Capital Programs are delayed or reduced ridership causes fare revenues to decline, the MTA's ability to meet its operating expenses without additional assistance could be impaired.


Risk Factors Affecting the Ohio Fund

As described above under "Ohio Taxes" and except to the extent investments are in temporary investments, the Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

General. Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1998 is 11,209,000.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure.

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However, in recent years the annual State rates were below the national rates
(4.3% versus 4.5% in 1998). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

State Finances. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.

Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.

A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.

None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million went to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to a State income tax reduction fund.

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The 1998-99 biennium ending GRF balances were $1.5 billion (cash) and $976 million (fund). Of that fund balance, $325.7 million has been transferred to school building assistance, $46.3 million to the BSF, $90 million to supply classroom computers and for interactive video distance learning, and the remaining amount to the State income tax reduction fund. The BSF had a December 3, 1999 balance of over $953 million.

The GRF appropriations acts for the current 2000-01 biennium (one for all education purposes, and one for general GRF purposes) were passed on June 24 and June 28, 1999, respectively, and promptly signed (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget and incorporated in the appropriations bills as introduced, and were included in the bills versions as passed by the House and the Senate and in the acts as passed and signed.

Debt. The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

By 16 constitutional amendments approved from 1921 to date (the latest adopted in 1999) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At December 3, 1999, over $1.2 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($22.3 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1.06 billion outstanding) and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($112.7 million outstanding, with no more than $50 million to be issued in any one year). Legislation passed December 9, 1999 authorizing the issuance of $300 million of general obligations pursuant to the 1999 constitutional amendment discussed below.

The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

A constitutional amendment approved by the voters at the November 1999 general election authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State and facilities for state supported and assisted institutions of higher education. That, and other debt represented by direct obligations of the State (including that authorized by the Ohio Public Facilities Commission and Ohio Building Authority, and some authorized by the Treasurer), may not be issued if future FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5.5 billion of which were outstanding at December 3, 1999.

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In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of December 3, 1999) to be approximately $31.9 million (of which $27 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

Debt Rating. State tax-supported bonds are currently rated (uninsured) Aa1 by Moody's, AAA (highway obligations) and AA+ by S&P, and AA+ by Fitch, and outstanding uninsured State bonds issued by the Ohio Public Facilities Commission and Ohio Building Authority (and the lease-rental bonds issued by the Treasurer) are rated Aa3 by Moody's and AA- by S&P and Fitch.

Schools and Municipalities. Local school districts in Ohio receive a major portion (state-wide aggregate approximately 47% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 126 districts (as of November 3, 1999) on voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order to permit time for responsive corrective actions. After a further hearing, the trial court has decided that steps taken to date by the State to enhance school funding have not met the requirements of the Supreme Court decision. The State has appealed to the Supreme Court, before which oral arguments were heard on November 16, 1999. That Court has issued a stay, pending appeal, of the implementation of the trial court's order. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totaled $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), $113.2 million for 12 districts in FY 1997 (including $90 million to one for restructuring its prior loans), and $23.4 million for 10 districts in FY 1998.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 27 cities and villages; for 21 of them the fiscal situation was resolved and the procedures terminated (no municipality is currently in preliminary "fiscal watch" status). As of December 3, 1999, a school district "fiscal emergency" provision was applied to 10 districts, and nine were on preliminary "fiscal watch" status.

Property Taxes. At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter

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provision, and statutes limit the amount of that aggregate levy to 10 mills per
$1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

Litigation. According to recent State official statements, the State is a party to various legal proceedings seeking damages or injunctive or other relief and generally incidental to its operations. The ultimate disposition of those proceedings is not determinable.

Risk Factors Affecting the Oregon Fund


The following information is a summary of special factors affecting the Oregon Municipal Series. It does not purport to be a complete description and is based in part on (i) the December 1999 Oregon Economic and Revenue Forecast prepared by the Oregon Department of Administrative Services, and (ii) a October 28, 1999 Official Statement prepared by the Oregon State Housing and Community Services Department for the issue of General Obligation Elderly and Disabled Housing Bonds Series D, E and F.

Oregon Economic Review and Forecast

Summary of Recent Trends. Although the US economy rebounded in the third quarter, the Oregon economy sat this dance out. Preliminary annualized job growth was only 0.3% in the third quarter of 1999, matching an equally lackluster second quarter. This growth is in stark contrast to first quarter annualized job growth of 3.8%. The preliminary third quarter job growth may be revised upward as firmer numbers become available. Still, the Oregon economy will have had rather weak back-to-back quarters of growth.

On a year over year (Y/Y) basis, job growth in the third quarter was at 1.6%. This is the lowest growth rate since 1991. A 1.6% job growth is low, but still a healthy pace for the state. The Oregon economy averaged 3.0% annual employment growth from 1973 to 1989. In the 1980s it averaged 1.4% while it has averaged 2.7% in the 1990s. The mid-1990s were an unusual high period of growth, not the norm for Oregon or other states in the United States

The most recent Blue Chip Job Growth rankings place Oregon 22nd in the nation for year over year job growth. Between August 1998 and 1999, jobs increased 26,300, a 1.7% increase. A year ago, Oregon ranked 39th. While job growth in Oregon has recently slowed, many other states in the nation have also slowed.

Oregon is still growing slower than its neighbors to the north and south. California ranks 7th and Washington ranks 15th in the nation for year over year job growth. Idaho ranks just below Oregon at 26th.

The forecast of the Office of Economic Analysis of Oregon's Department of Administrative Services (OEA) for third quarter annualized job growth was 1.8%, much stronger than the reported 0.3%. The manufacturing sector continued to be weaker than expected along with non-manufacturing, especially trade and non-health services. Unless noted otherwise, all percentage rates discussed below reflect annualized rates of change.

Asian economies are on the mend, but the speed of recovery is slow. As a result, the manufacturing sector continues to show weakness. Job losses totaled 2,800 for the quarter, a 4.6% decline. Jobs are down 5,700 from the third quarter of 1998.

All major durable manufacturing sectors declined in the third quarter except for electrical machinery and other durables. High technology declined by 100 jobs for the quarter, or 0.1%. This compares to a second quarter decrease of 2.3%. Electrical machinery, which includes semiconductors, grew 5.2%, which offset losses in the other high tech industries.

Larger changes in durable manufacturing occurred in the lumber and wood products and transportation equipment sectors. Lumber and wood products lost 1,300 jobs over the quarter, a 10.1% decline. Transportation equipment once again grew dramatically, adding 400 jobs, a 9.1% increase.

Non-durable manufacturing lost 1,900 jobs during the third quarter. This is a decline of 11.3%. The main reason is declines in food processing. This was also the main reason for declines during the second quarter. The Oregon



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Employment Department reports that within this sector, the largest drops were in beverages and canned, frozen, and preserved fruits, vegetables, and food specialties. The beverage area was hit by the closing of the Blitz Weinhard brewery. The other sector was adversely impacted by the bankruptcy of Agripac.

Non-manufacturing added 3,800 jobs during the quarter, growing 1.1%. Both transportation services and local governments had large job gains, adding 1,000 and 3,900 jobs, respectively. Trucking and warehousing job growth remain strong. Local education accounts for most of the job gains in local government.

The largest decline occurred in the trade sector, which shed 1,900 jobs. Wholesale trade lost jobs at a 4.6% rate while retail trade lost jobs at a 1.1% rate. It is very unusual for both wholesale and retail trade to lose jobs in a quarter. The last time this happened was the first quarter of 1991. The only other occurrence was during the early 1980s. Wholesale trade job losses were mainly in durable goods, especially machinery, equipment and supplies. Retail trade saw losses in eating and drinking places. Wholesale job losses may be tied to slow growth in agriculture and construction. Retail job losses may be tied to the poor weather in the early part of the summer that adversely impacted the coastal tourist season.

Construction added 100 jobs or 1.5% Y/Y in the third quarter. On an annual basis it grew 0.5%. This is a far cry from the double-digit growth of 1995 and 1996.

Non-health services jobs managed to grow 0.5% in the third quarter, compared to a 0.6% decline in the second quarter. However, even with these two slow quarters, non-health services jobs are 3.55% higher than a year ago.

Government jobs grew 5.6%. All of the increase came from local government, which grew 9.3%. Local government additions offset flat federal jobs and a 1.9% decline in state employment.

Short-Term Outlook - Overview. OEA forecasts the Oregon economy to finish 1999 with annual job growth of 1.9%. This will be the second year in a row that Oregon job growth will be below that of the United States. Oregon should once again grow faster than the nation with job growth of 1.9% in 2000 and 2.1% in 2001. These are much milder growth rates compared to the rapid expansion of the mid-1990s.

Manufacturing should turn the comer at the end of 1999 and grow very modestly through 2001. Asian economies are slowly recovering but Japan is still lagging behind the pack. Manufacturing is forecast to grow 0.8% in 2000 and 1.6% in 2001.

High technology jobs are projected to decline 4.2% in 1999. However, the industry will start to add jobs during the fourth quarter of 1999. Jobs will increase 2.2% in 2000. High technology employment should fully reach pre-Asia employment levels by mid to late 2001.

Lumber and wood products will close out 1999 with a loss of 600 jobs. The secular decline in this industry is expected with 1.1% job losses in 2000. A small rebound is forecasted for 2001.

Transportation equipment should have another great year in 1999, increasing jobs by 8.1%. This is on top of a 9.7% gain in 1998. This sector should continue to perform well in the next few years, but at the slower pace of 4.4% in 2000 and 2.4% in 2001.

Construction is forecasted to grow 2.7% in 1999. The next two years should see milder growth of 1.4% and 2.1%.

Trade sector job growth slowed to 1.1% in 1999. Growth will continue to be mild at 1.5% in 2000 and 2.0% in 2001.

For all of 1999, service sector employment will increase by 3.6%. For recent months, growth has slowed considerably. As a result, growth in 2000 will fall to 2.3%. Job growth should pick up again to 3.2% in 2001.

Oregon population will increase 1.2% in 1999, slowing from the 1.6% growth in 1998. Population growth will increase 1.3% in 2000 and 2001.


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


Forecast Changes. In general, OEA's December 1999 Oregon economic forecast reflects higher personal income forecasts and lower employment forecasts than the September 1999 forecast. This anomaly is due to an upward revision in Oregon personal income and slower than expected third quarter job growth.

In October 1999, the Bureau of Economic Analysis (BEA) released revised state income data. The personal income revision added around $1.0 billion to the first and second quarters of 1999. This level change carries through the later years. This is the main reason for the higher forecasts for other measures of personal income and wages as well.

The forecast for total nonfarm jobs has been lowered 0.2% for 1999 and 0.3% for 2000. This is the result of the general slowdown across most industrial sectors in Oregon during the second and third quarters of 1999. Manufacturing is not expected to be as strong, with only the high technology sector regaining strength. The forecast for non-manufacturing has been lowered 0.1% for 1999 and 2000 then 0.2% for 2001. The lowering of growth in the non-manufacturing sector is directly related to lower projection of population growth.

Overall, the changes for the next three years are quite small, with the largest changes occurring in high technology, lumber and wood products, non-durable manufacturers, and total government.

The high technology forecast is lowered 0.1% for 1999 to reflect the delayed recovery in this sector. Strong demand in the semiconductor industry raises the forecast for electronics by 0.5% in 2000 and 0.7% in 2001.

Lumber and wood products revived slightly in the first half of 1999. However, the increases were wiped out in the third quarter. The lumber and wood products forecast for 1999 has been lowered by 1.4%. The lower forecasts for 2000 and 2001 reflect a return to the declining trend.

The forecast of non-durable manufacturing employment is 2.0% lower for 1999 and 3.8% lower for 2000. The large job declines in food processing are not expected to be replaced, causing a level adjustment across the later years.

Construction is forecast lower by 0.4% in 1999, reflecting lower housing starts and delayed capital expenditures by high tech firms. Driven by the resurgence of the high technology sector, the construction forecast is raised by 0.2% in 2000 and 2001.

Total government jobs are revised up by 0.4% for 1999 and 0.9% in 2000. Local government hiring for educators has been stronger than expected. There is little change in projected job growth at the federal and state levels.

Personal Income Components. Personal income is forecast to grow by 5.5% in 1999, followed by similar growth of 5.5% in 2000 and 5.3% in 2001. Wage and salary income will finish 1999 with growth of 6.6%. Wage and salary income growth will slow to 6.2% in 2000 and 2001.

Non-farm proprietor's income will grow 7.7% in 1999. Growth in this income component will slow to 5.3% in 2000 and 5.6% in 2001.

Per capita income in Oregon will stay at 94.5% of the US average in 1999, the same level as in 1998. As Oregon starts to grow slightly faster than the United States in 2000, this ratio will rise to 94.6% and gradually increase through 2005.

Goods-Producing Sectors. The high technology sector is slowly recovering. The earthquake in Taiwan in September may both help and hurt the industry. Taiwan's semiconductor industry produces around 15% of the world's computer memory and represents 10% of all chip production (Oregonian, Oct. 4, 1999). Worries about chip memory shortage have boosted chip prices and helped firms like Intel, Fujitsu, LSI, and Hyundai. At the same time, firms like Hewlett-Packard may experience part supply delays due to the earthquake.

Even without taking the earthquake into account, demand in the semiconductor industry has been improving. Expanding interest in the Internet has increased demand for PCs and the chips that run them. Beyond PCs, telecommunications and hand-held electronic organizers have increased demand for chips from TriQuint


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


Semiconductor, who has increased employment by 25% over the year to 500 employees. Suppliers to the semiconductor industry have also seen increased demand for their products. Wacker Siltronic has added 200 employees to raise their workforce to 1,430 and has plans to reach their previous peak employment of 1,700 jobs.

While the semiconductor industry is in recovery, other sectors of high technology may grow more slowly. In particular, Tektronix is in the process of refocusing its business to concentrate on their test and measurement tools. The sale of its video and networking division along with its printing division to Xerox is not expected to result in job losses. But Tektronix was already in the process of eliminating 1,650 jobs, having reduced 1,200 as of the end of September.

With global economies recovering, the high technology sector will recover by mid to late 2001, led by the semiconductor industries.

Transportation equipment will show job growth of 4.4% in 2000 and 2.4% in 2001. This is slower than the blistering growth rates of 9.7 in 1998 and expected 8.1% gains in 1999. One of the driving forces in this sector is Freightliner. If the announced order (November 3, 1999) of 1,000 trucks from HomeGrocer.com holds, growth could continue to beat forecasts.

Food processing has been hit by the bankruptcy of Agripac, the closing of Weinhard Blitz brewery, and a depressed fishing industry. Oregon firms are also facing stiffer competition from food processing plants opening and/or expanding in other states, such as the Redi Foods and Heinz plants in Idaho. International and national consolidations are creating real pressures on Oregon's small and medium-sized processors.

The lumber and woods product sector has enjoyed increased demand and the accompanied price rises. From August 1998 through July 1999, the Random Lengths Composite Price (Random Lengths Publications, August 1999) for lumber rose from $355 per thousand feet to $480 per thousand feet. But since July, the price has fallen almost $100. This industry also faces mounting competition from Canadian lumber. The outlook is for continued industry consolidation and declining employment.

Service-Producing Sectors. Slowdown in population growth, coupled with higher mortgage rates, has slowed the growth in housing starts. High tech firms put off a number of expansions in late 1998 and 1999. Both of these factors will slow construction jobs into 2000. As semiconductors dust off their expansion plans, construction jobs should mildly increase in 2001.

Transportation services will continue to be strong into 2000, adding 2,400 jobs. Growth is expected to moderate along with slower growth in wholesale and retail trade. Communications and utilities jobs will grow 2.0% in 2000. Moderating population growth and industry consolidations will soften the job outlook after 2001. Uncertain job retention with ScottishPower's merger with PacifiCorp and the prospect of Enron selling Portland General Electric to Sierra Pacific Resources of Nevada will cloud the forecast horizon.

Trade sector jobs cooled down in 1999. Slower economic growth in 2000 and lower population projections keep job growth at 1.5% in 2000. As the economy revives in 2001, job growth will increase to 2.0%.

The two interest rate hikes engineered by the Federal Reserve slowed the finance, insurance and real estate sector in 1999. Job growth will come in at a healthy 1.9% in 1999 but only because of the strong first quarter. Job growth in this sector will slow in 2000 to 1.5% and increase to 2.2% in 2001.

The Asian financial crisis continues to ripple. through the economy. The service sector felt its effect in the second and third quarters, slowing the sector dramatically from a robust first quarter. Job growth in the non-health service sector is projected at 3.6% in 2001. Job growth will continue to soften and hold at half the growth rates of the mid-1990s through the forecast horizon.

Federal government jobs will temporarily bump up for the 2000 Census. Job growth is forecasted to increase 5.9% in 2000 but correspondingly decline by 6.9% in 2001, continuing its secular downward trend. Education appears to be the driver for state and local government job growth in 1999 and 2000. The K-12 age group ramped up during the 1990s and is now leveling off as we enter the 2000-decade. Young adults aged 18-24 are


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


growing rapidly through the next 5 years, placing enrollment pressures on community colleges and public universities.

Forecast Risks. The forecast is dependent on recovery in world markets, mainly Asian, and continued strength of domestic demand. The Oregon economy faces some of the same risks, as does the US economy.

o Consumer spending is a driving force of economic growth. A sharp stock market correction, rising interest rates and inflation, or a loss of consumer confidence would all slow spending.

o Asia is not out of the woods. Ill effects from financial reforms may hurt the recoveries that are now under way. The European Central Bank (ECB) has raised interest rates 50 basis points on November 4, 1999, possibly slowing European economies. Global market growth is key to the health of high technology, lumber and wood products, and agriculture.

o Y2K may be more than a simple programming problem. However, OEA considers this a long-shot risk.

A lot of attention has been given to the Asian economic recoveries as a key factor in reviving the manufacturing sector and thus renewed growth throughout the Oregon economy. But the strength of domestic demand is just as important. Japan is a perfect example of an economy that has been depressed for several years while carrying a large trade surplus. Oregon manufacturers would benefit from increased exports, but those gains could be more than wiped out by a drop in domestic demand for their products.

Extended Outlook. Back in the 1980s, if job growth in Oregon was projected to hover around 1.8 to 2.1%, this would be heralded as strong economic growth. Oregon has grown faster than the US since 1985, except for the last two years. During the mid-1990s, Oregon grew at nearly twice the US rate. As a result, as we enter the new millennium, growth in the 1.8 to 2.1% range will be viewed as a slowdown. Recent history influences our perceptions of the economy.

Even with job growth rates in the 1.8 to 2.1% range, Oregon will still be viewed as a high growth state since the US economy is forecast to grow in the 0.8 tol.6% range.

Oregon per capita income is projected to move closer to the US average. When measured as a percentage of the United States, per capita income increases from 94.5% in 1999 to 96.9% in 2005. In dollar terms, it will increase from $26,000 in 1999 to $33,100 in 2005. Note that the national recession in 1991 caused Oregon to lose some ground to the US average. But the Asian financial crisis, which impacted Oregon more than the nation, shows a much larger dip in our income measures relative to the nation in 1998 and 1999.

The key factors that will fuel the state's growth long term are:

o Recovery in the semiconductor industry: Increasing demand for computers and an increase in orders has eliminated the excess capacity in the industry. The strength in the industry will allow previously announced investment plans by major companies to be carried out in the 2000-2005 period.

o Export growth and rising commodity prices: Global recovery of economies will increase demand for Oregon finished goods and commodities. Rising commodity prices will benefit agricultural and timber producers in the state.

o Continued strength in domestic markets: Continued economic growth in California and other major domestic market will fuel demand for Oregon products.

o Business Costs Advantages: Abundant and relatively inexpensive water and electricity. Labor costs that reflect the worth of labor-an educated work force that contributes to productivity.

o Quality of life: Oregon will continue to attract financially secure retirees. Companies that place a high premium on quality of life will desire to locate in Oregon.

Litigation. The following summary of litigation relates to matters as to which the State of Oregon is a party and as to which the State of Oregon has indicated that the individual claims against the State exceed $5 million. Other litigation may exist with respect to individual municipal issuers as to which the State of Oregon is not a party, but which, if decided adversely, could have a materially adverse effect on the financial condition of the individual municipal issuer.


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


Taxation of Federal Retiree Pension Benefits. On June 18, 1998, in Vogl v. Dept. of Rev., 327 Or 193 (1998), the Oregon Supreme Court decided several cases on appeals from cases filed in the Tax Court and Multnomah County Circuit Court. The federal retiree plaintiffs in those consolidated cases claimed that the benefits paid to State retirees under Oregon laws 1995, Chapter 569, were, in effect, tax rebates and discriminatory in violation of the US Supreme Court's ruling in Davis v. Michigan Dept. of Treasury under principles of intergovernmental tax immunity.

In Vogl, the court held that Oregon Laws 1995, Chapter 569, provides a benefit increase to PERS retirees that "generally replicates the effect of a tax rebate" and that, under principles of intergovernmental tax immunity, the federal retirees are entitled to an equivalent tax benefit. The Vogl court expressly declined to overrule its earlier decision in Ragsdale v. Dept. of Rev., 321 Or 216, cert denied, 516 US 1011 (1995) (Ragsdale II), which denied a federal retiree's tax refund claim based on payment of benefits to PERS recipients, pursuant to Oregon Laws 1991, Chapter 796. The court distinguished the 1991 and 1995 benefit payments, concluding that the 1991 benefits were less closely connected with the tax paid by the State retirees than were the 1995 benefits.

The Oregon Department of Revenue estimates that the amount of General Fund tax money to be paid eventually to federal retirees pursuant to the court's decision in Vogl, as reported to the State Economist in October 1998, could be as much as $410 million. As of July 31, 1999, approximately $216 million of that amount had been paid.

Bibeau v. Pacific NW Research Foundation. This is a federal court class action suit that has been brought on behalf of inmates and their families for injuries the inmates sustained in radiation experiments to which the inmates were subjected in the 1960s and 1970s. The former head of the medical services for the Oregon State Police is named as one of the defendants in the suit. The plaintiffs seek $250 million in damages. Although it is unlikely that they will recover the full amount sought, it is too early to provide an accurate measure of the damages which plaintiffs may reasonably recover at this stage of the case.

The State has tendered its defense to the insurance company that provided coverage to the State in the relevant time frame. Defenses based on statutes of limitation and ultimate repose were asserted on behalf of the State. The court granted the State's motion for summary judgment and dismissed the case based on the statute of limitations. The plaintiffs appealed.

On August 19, 1999, the Ninth Circuit Court of Appeals ruled that the trial court erred in granting summary judgment based on the statute of limitations. It also ruled that the plaintiffs' federal law claims against the State could not stand because the State was shielded by the doctrine of qualified immunity. Consequently, the trial court must hear on remand the plaintiffs' federal and state law claims against the private defendants as well as the plaintiffs' state law claims against the State. However, the State expects the trial court to dismiss the plaintiffs' state law claims against the State. The State's motion to dismiss is pending.

Bibeau II. The same plaintiffs as in Bibeau v. Pacific NW Research Foundation (see above) have filed a second case, this time in Multnomah County Circuit Court. These former inmates seek to enforce a 1987 statute that they assert entitles them to medical care at State expense. A preliminary estimate put the potential State liability at between $1 million and $5 million. The State filed a motion to dismiss the case, but it was denied in part. Plaintiffs have filed an amended complaint seeking $100,000 per claim per plaintiff. The plaintiffs were denied class status for their damage claim. Plaintiffs counsel asserts that there are presently approximately 20 claimants who will seek damages. If the plaintiffs are granted injunctive relief, the State will be required to provide additional medical care through the Department of Corrections medical budget. It is impossible at this time to estimate as to how much the medical budget would be required to increase to provide additional care.

Kinross Copper Corp. v. State. An inverse condemnation case has been filed against the State, which involves the denial of a permit, by the State's Environmental Quality Commission (EQC). The Kinross Copper Corporation acquired land for the purpose of mining copper. As part of the minimum operations, the company intended to dig a huge pit for which a wastewater discharge permit is required. The EQC denied the company's request for a permit based upon an administrative rule that prohibits the issuance of a waste water discharge permit in the area where the copper mine would be located because of the area's proximity to a river that supplies drinking water for the City of Salem, Oregon and other communities.


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


The company alleges a "taking" by the State of the company's property and damages of $32 million as the amount of money it would have earned if the company had been granted a permit and allowed to operate a mine. The State asserts that because the administrative rule prohibiting the issuance of a permit in the relevant area was in effect at the time the company purchased the property, there can be no "taking."

The trial court ruled in favor of the State's motion for summary judgment and the plaintiff appealed. On May 19, 1999, the Oregon Court of Appeals affirmed the trial court's ruling. On October 13, 1999, in response to plaintiff's petition for reconsideration, the Oregon Court of Appeals ruled that plaintiff's argument on reconsideration must be rejected because it was not raised in the initial appeal. A petition for review was filed with the Oregon Supreme Court on November 17, 1999.

Young v. State. A class action complaint has been filed against the State on behalf of a class of 3,000 State managerial employees for unpaid overtime or compensation time. The State's potential liability could exceed $10 million.

Plaintiffs' claims are based on a legislative change that occurred in the 1995 Oregon legislative session. The Legislative Assembly amended the status relating to the payment of overtime or allowing compensation time to require that all persons who work over 40 hours per week receive overtime or compensation time. There were a number of exceptions to this requirement drafted for professionals. However, State managerial employees were not included in the express statutory exceptions. The Legislative Assembly enacted an exemption that would cover State employees in its 1997 session. Therefore, liability may only be imposed for the period between 1995 and 1997.

The state circuit court for Marion County ruled in favor of the State on its motion for summary judgment. However, on June 2, 1999, the Oregon Court of Appeals reversed the trial court's ruling and remanded the case for entry of judgment in favor of plaintiffs. The State has filed an appeal with the Oregon Supreme Court. The Supreme Court denied review on October 26, 1999. The State requested reconsideration on November 23, 1999. This request is presently pending.

Taxation on Timber Harvest. Two cases have been filed in the Oregon Tax Court challenging the constitutionality of the state's privilege tax on the harvesting of timber. The state imposes a harvest tax at one rate for timber cut east of the Cascade mountains and imposes a higher rate for timber cut west of the Cascade mountains. Plaintiffs contend (i) that the difference between the eastern and western tax rates is unconstitutionally discriminatory and (ii) that the harvest privilege tax is in reality a form of property tax that should be subject to constitutional limits placed on the amount of property taxes. It could take approximately three years for both cases to be decided by the Oregon Tax Court and the Oregon Supreme Court. In the event of an adverse ruling, the State could be potentially liable for three years of tax refunds, dating from the year the complaints were filed. If the required refund were for the entire amount of the tax, initial estimates are that it could range between $34 to $37 million per year.

The State believes it is unlikely that the entire amount of the tax would be required to be refunded. If the court were to declare only the part of the western tax that exceeds the eastern tax to be unconstitutional, initial estimates are that the refund liability would range between $14 to $15 million per year. If the court declares the tax subject to the constitutional property tax limitations, initial estimates are that the refund liability would range between $19 to $21 million per year.

The plaintiffs filed an amended complaint and a motion for summary judgment. The State filed a cross-motion for summary judgment. The Tax Court ruled in favor of the State on all issues. The plaintiffs did not appeal the ruling. The time to appeal has expired.

Goudy, et al. v. State of Oregon, et al. Over 735 plaintiffs have filed suit in federal district court seeking damages against the State and the Oregon Department of Corrections, based on the Department of Corrections' operation of a dry-cleaning plant on the grounds of the Oregon State Penitentiary during certain periods between 1950 and 1996. During the operation of the plant, the state is alleged to have spilled or disposed of dry-cleaning chemicals including tetrachlorethylene, trichlorethylene, vinyl chloride and other toxic substances on the grounds of the state prison, thus contaminating the water in wells serving the State Penitentiary and the air and ground water a one-mile radius of the prison.


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


The plaintiffs seek certification as a class, and over $1 million per plaintiff in damages. Although it is unlikely that they will recover the full amount sought, at this state of the case it is too early to provide an accurate measure of the damages the plaintiffs might reasonably recover.

Pro Se Cases. There are also several pro se cases on the docket in which plaintiffs representing themselves are suing the State for many millions of dollars. The possibility of having to pay anything in any of these cases is negligible.


Risk Factors Affecting the South Carolina Fund

The State of South Carolina has the power to issue general obligation bonds based on the full faith and credit of the State. Political subdivisions are also empowered to issue general obligation bonds, which are backed only by the full faith and credit of that political subdivision, and not by the resources of the State of South Carolina or any other political subdivision. Political subdivisions are empowered to levy ad valorem property taxes on real property and certain personal property to raise funds for the payment of general obligation bonds. General obligation debt may be incurred only for a public purpose which is also a corporate purpose of the applicable political subdivision.

Under Article X of the Constitution of the State of South Carolina, the State may issue general obligation debt without either a referendum or a supermajority of the General Assembly, within limits defined by reference to anticipated sources of revenue for bonds issued for particular purposes. A referendum or supermajority of the General Assembly may authorize additional general obligation debt. Article X further requires the levy and collection of an ad valorem tax if debt service payments on general obligation debt are not made. Under Article X of the Constitution of the State of South Carolina, political subdivisions are empowered to issue aggregate general obligation indebtedness up to 8% of the assessed value of taxable property within the political subdivision (exclusive of debt incurred before the effective date of Article X with respect to such subdivisions) without a referendum. A referendum may authorize additional general obligation debt. The ordinance or resolution authorizing bonded debt of a political subdivision also directs the levy and collection of ad valorem taxes to pay the debt. In addition, Article X of the South Carolina Constitution provides for withholding by the State Treasurer of any state appropriations to a political subdivision which has failed to make punctual payment of general obligation bonds. Such withheld appropriations, to the extent available, may be applied to the bonded debt. A statutory enactment provides for prospective application of state appropriations for school district debt, if a failure of timely payment appears likely. Political subdivisions are not generally authorized to assess income taxes, or to pledge any form of tax other than ad valorem property taxes, for the payment of general obligation bonds. Certain political subdivisions have been authorized to impose a limited-duration 1% sales tax to defray the debt service on general obligation bonds or to defray directly the cost of certain improvements.

Industrial development bonds and other forms of revenue bonds issued by the State or a political subdivision are not secured by the full faith and credit of the State or the issuing entity. Such bonds are payable only from revenues derived from a specific facility or revenue source.

The State of South Carolina has not defaulted on its bonded debt since 1879. The State did, however, experience certain budgeting difficulties over several recent fiscal years through June 30, 1993, resulting in mid-year cutbacks in funding of state agencies in those years. The State has had budget surpluses at each fiscal year end since June 30, 1994. Such difficulties have not to date impacted on the State's ability to pay its indebtedness but did result in S&P lowering its rating on South Carolina general obligation bonds from AAA to AA+ on January 29, 1993. S&P restored the AAA rating on South Carolina's general obligation bonds on July 9, 1996. South Carolina's general obligation bonds are rated Aaa by Moody's. Such ratings apply only to the general obligation bonded indebtedness of the State, and do not apply to bonds issued by political subdivisions or to revenue bonds not backed by the full faith and credit of the State.

                                   Appendix C

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o    Is appointed US Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o    Establishes Investment Advisory Service.

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

 ...1940s

o    Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 50 mutual fund portfolios.

o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s


o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.

o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global investment products.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund, Seligman Global Growth Fund and Seligman Emerging Markets Fund.

o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

o Launches innovative Seligman New Technologies Fund, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including venture capital investing.

 ...2000

o Introduces Seligman Time Horizon/Harvester Series, Inc., an asset allocation type mutual fund containing four funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund.

                    S E L I G M A N
                    ---------------                         [LOGO OMITTED]
                     MUNICIPAL FUND
                       SERIES, INC.





                                                             ANNUAL REPORT
                                                          SEPTEMBER 30, 1999

                                                                --------

                                                               PROVIDING

                                                             INCOME EXEMPT

                                                              FROM REGULAR

                                                                 INCOME

                                                                  TAX







                                                             [lOGO OMITTED]
                                                        J. & W. SELIGMAN & CO.
                                                             INCORPORATED
                                                            ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

               TIMES CHANGE...

               Established in 1864, Seligman has a history of providing
               financial services marked not by fanfare, but rather by a quiet
 [PICTURE      and firm adherence to financial prudence. While the world has
  OMITTED]     changed dramatically in the 135 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

               In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

JAMES, JESSE, AND
JOSEPH SELIGMAN, 1870

               With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and launched its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

TABLE OF CONTENTS

To the Shareholders.....................................  1
Interview With Your Portfolio Manager...................  2
Performance Overview and   Portfolio Summary............  4
Portfolios of Investments............................... 18
Statements of Assets and Liabilities.................... 38
Statements of Operations................................ 40

Statements of Changes in Net Assets..................... 42
Notes to Financial Statements........................... 46
Financial Highlights.................................... 56
Report of Independent Auditors.......................... 69
Board of Directors...................................... 70
Executive Officers and For More Information............. 71
Glossary of Financial Terms............................. 72

TO THE SHAREHOLDERS

The fiscal year ended September 30, 1999, was a period of steadily rising interest rates, creating a difficult environment for fixed-income securities and for Seligman Municipal Fund Series.

At the end of the Fund's fiscal-year 1998, the Federal Reserve Board was easing monetary policy in an effort to protect the US economy from the effects of the global economic crisis. Central banks around the world also lowered key interest rates in response to global turmoil. These easing actions were successful and the world economy has rebounded. However, the global recovery, combined with continued growth in the US, soon caused the US Fed to voice concerns about inflation. In May, the Fed announced its bias toward a tighter policy and has since followed through with two federal funds rate hikes, for a total of 50 additional basis points.

Throughout this fiscal year, continued robust growth in the US, the recovering world economy, growing concerns regarding inflation, and tighter monetary policy, sent market interest rates steadily higher. On September 30, 1998, the 30-year US Treasury bond was yielding 4.98%. One year later, the yield had moved to 6.06%. Municipal bonds (as measured by the Bond Buyer 20-bond General Obligation Index) fluctuated within a much narrower range, but still rose significantly, from 4.94% on September 30, 1998, to 5.73% on September 30, 1999. The additional stability in the municipal market was largely the result of an imbalance in municipal supply and demand. Rising yields were attracting investors, while municipal issuers were reluctant to offer new supply at higher rates.

Looking ahead, we believe that the US economy will slow, as was intended by the Fed's most recent actions, and that inflation fears will thus subside and reduce bond market volatility. We anticipate that the municipal market will outperform the Treasury market for the balance of calendar-year 1999, as a result of improving municipal market fundamentals, the most significant of which is the slowdown in municipal issuance, which is expected to continue into the new year.

As the millennium approaches, we have become concerned that the media's focus on the Year 2000 (Y2K) computer issue, and the fears that this attention may spark, will cause some investors to take actions that are not in their best long-term interests. In our view, the primary danger to investors is losing sight of their long-term financial goals and altering their portfolios and asset allocations in an attempt to respond to the confusion surrounding this issue.

In the US, governments and businesses have committed substantial resources to this issue and, while there may be scattered inconveniences, we believe that the US will enter the year 2000 relatively seamlessly, and that much of the rest of the developed world is also well positioned to deal with the new millennium.

For the past several years, J. & W. Seligman & Co. Incorporated (Seligman), your Fund's manager, and Seligman Data Corp. (Seligman Data), your Fund's shareholder service agent, have been working to ensure that shareholders do not experience any Y2K-related inconveniences. We are pleased to report that the early start has paid off. During the spring of this year, Seligman and Seligman Data participated in Y2K testing conducted by the Securities Industry Association. These tests were completed without any Y2K-related problems on the part of Seligman or Seligman Data. Tests with key service providers were also conducted, all of which were successfully completed in a Y2K environment.

We appreciate your confidence in Seligman Municipal Fund Series and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as the Fund's portfolios of investments and financial statements, follows this letter.

By order of the Board of Directors,

/s/ WILLIAM C. MORRIS
---------------------
William C. Morris
Chairman                         /s/ BRIAN T. ZINO
                                -----------------
                                Brian T. Zino
                                President
November 5, 1999
                                       1

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
THOMAS G. MOLES

Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN MUNICIPAL FUND SERIES IN THE LAST 12 MONTHS?

A: The past 12 months have been challenging for the financial markets, including the fixed-income markets. At this time last year, global equity markets were struggling to recover from the Asian financial crisis, as well as economic turmoil in Russia. In September 1998, the Federal Reserve Board initiated a series of federal funds rate easings in an effort to restore stability and liquidity to anxious world markets. At that time, market participants generally expected that US economic growth would contract as a result of world events, thereby preventing an acceleration in the rate of inflation. Additionally, many experts predicted that, with the approach of the new millennium, computer glitches would at best slow economic growth and at worst cause major disruptions leading to worldwide recession. One year later, the Fed has tightened to slow economic growth, world equity markets have recovered, and most market watchers expect the transition to the year 2000 to be uneventful.

    During the past year, the municipal market did not exhibit the degree of volatility that characterized the US Treasury market. This was largely the result of the powerful influences of supply and demand that served to mitigate both upward and downward movements in municipal yields. Last year's Treasury market rallies were caused by heavy demand for Treasury securities during periods of equity market declines. Conversely, demand for municipal bonds was not greatly affected, which lessened municipal market volatility. Further, year-to-date municipal issuance is down 20% over the same period last year. This lack of supply held municipal yields steady and was the primary reason municipal bonds outperformed Treasury bonds for much of the past 12 months.

    While the municipal market was relatively stable overall, it was not immune to the effects of shifting economic and inflation expectations. By June 1999, municipal yields began moving higher in response to increasing concern regarding the pace of economic activity and continued to move higher through fiscal year end. Accordingly, net asset values of the Fund's shares deteriorated during the last quarter of the fiscal year and performance was disappointing.

Q:  WHAT WAS YOUR INVESTMENT STRATEGY?

A: Over the past year, long-term municipal yields rose to levels not seen in several years. This presented an opportunity to enhance Fund yields by purchasing

                              [PICTURE OMITTED]
SELIGMAN MUNICIPALS TEAM: (STANDING FROM LEFT) AUDREY KUCHTYAK, THERESA BARION, DEBRA MCGUINNESS, (SEATED) EILEEN COMERFORD, THOMAS G. MOLES (PORTFOLIO MANAGER)

A TEAM APPROACH

Seligman Municipal Fund Series is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
THOMAS G. MOLES

    higher-yielding, longer-term bonds and by reducing positions in shorter-term bonds. In general, the longer the maturity of a bond, the more sensitive it is to changes in interest rates. During periods of declining interest rates, longer-term bonds outperform shorter-term bonds. However, during periods of rising interest rates, such as we have been experiencing, longer-term bonds decline more in price than shorter-term bonds.

    New purchases were concentrated in higher-rated bonds due primarily to a continuation of narrow yield spreads between higher- and lower-quality bonds. Additionally, a number of holdings received credit- rating upgrades, further contributing to the overall improvement in the Fund's credit quality.

    The Fund is well diversified among all major sectors of the municipal marketplace. Most sectors remain stable with the exception of health care, which remains vulnerable to further credit-quality deterioration mainly as a result of government cutbacks and the growth of managed care. Many health care issuers that have been well managed and have maintained consistently healthy finances are suddenly facing serious budget deficits. As a result of this alarming trend, we have been particularly diligent in monitoring our health care holdings. During the past year, portfolio activity in the sector has been heavier than usual as we restructured our positions. Despite the current situation, the health care sector continues to offer selective opportunities. Through in-depth credit analysis, we endeavor to identify strong health care credits for inclusion in the Fund's portfolio.

Q:  WHAT IS YOUR OUTLOOK?

A: The long-awaited economic slowdown has yet to materialize, increasing the risk that the rate of inflation will accelerate. In response, bond yields have been rising steadily year to date. For the remainder of calendar year 1999, the bond markets will likely experience continued volatility until solid signs that the economy is moderating emerge. Many market participants expect the Fed to raise rates once more before year-end. This, together with higher market rates, may ease inflationary pressures and spark a bond-market rally.

    As we head toward the new millennium, we believe that there is much to be optimistic about. In the year 2000, the US economy will likely enter its tenth year of expansion, an extraordinary achievement. The financial well being of the nation's states, cities, and municipalities continues to improve, with many reporting record budget surpluses. The jobless rate remains below 5% nationally and consumer confidence remains high. Finally, as one of the few remaining possible ways to shelter income, municipal bond funds currently offer attractive yields compared to the after-tax yields of many taxable bond investments.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

    The following charts compare a $10,000 hypothetical investment made in each Series of Seligman Municipal Fund Series Class A shares, with and without the initial 4.75% maximum sales charge, and assume that all distributions within the period are invested in additional shares for the 10-year period ended September 30, 1999, to a $10,000 hypothetical investment made in the Lehman Brothers Municipal Bond Index (Lehman Index) for the same period. The performances of each Series of Seligman Municipal Fund Series Class C and Class D shares are not shown in the charts but are included in the table below each chart. It is important to keep in mind that the Lehman Index does not include any fees or sales charges, and does not reflect state-specific bond market performance. The table below each chart also includes relevant portfolio characteristics for each Series. Seligman National Municipal Series

SELIGMAN NATIONAL MUNICIPAL SERIES


[FIGURES BELOW REPRESENTS LINE CHART IN ITS PRINTED FORM]

           "With Load"    "Without Load"    "Lehman"
09/30/89        9520          10000          10000
                9896          10395          10384
                9830          10326          10431
               10088          10597          10675

09/30/90        9910          10410          10681
               10472          11000          11142
               10653          11190          11393
               10879          11427          11636

09/30/91       11321          11892          12089
               11673          12262          12495
               11645          12232          12532
               12109          12720          13009

09/30/92       12322          12944          13353
               12593          13229          13596
               13231          13899          14101
               13750          14443          14562

09/30/93       14294          15015          15054
               14369          15094          15265
               13190          13856          14427
               13270          13940          14587

09/30/94       13175          13840          14686
               12939          13592          14475
               14007          14713          15498
               14365          15090          15871

09/30/95       14688          15429          16329
               15540          16324          17001
               15203          15970          16796
               15306          16078          16925

09/30/96       15711          16504          17314
               16058          16868          17756
               15968          16773          17715
               16575          17412          18326

09/30/97       17188          18056          18879
               17724          18619          19391
               17935          18840          19614
               18199          19118          19912

09/30/98       18735          19680          20524
               18728          19673          20647
               18831          19781          20830
               18525          19460          20462

09/30/99       18152          19068          20380



The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1999

                                                                       AVERAGE ANNUAL
                                  ---------------------------------------------------------------------------------------------
                                        CLASS C                                                                   CLASS D
                                    SINCE INCEPTION    SIX            ONE           FIVE            10       SINCE INCEPTION
                                       5/27/99*       MONTHS*         YEAR          YEARS          YEARS          2/1/94
                                  -----------------  ----------      ------        -------        -------   -------------------
CLASS A**
With Sales Charge                         n/a         (8.21)%        (7.66)%        5.58%          6.14%          n/a
Without Sales Charge                      n/a         (3.60)         (3.11)         6.62           6.67           n/a

CLASS C**
With Sales Charge and CDSC              (5.27)%         n/a            n/a           n/a            n/a           n/a
Without Sales Charge and CDSC           (3.38)          n/a            n/a           n/a            n/a           n/a

CLASS D**
With 1% CDSC                              n/a         (4.87)         (4.78)          n/a            n/a           n/a
Without CDSC                              n/a         (3.92)         (3.85)         5.63            n/a          3.03%
LEHMAN INDEX***                         (1.83)++      (2.16)         (0.70)         6.77           7.38          5.02++++

NET ASSET VALUE                                                 DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                FOR PERIODS ENDED SEPTEMBER 30, 1999
                9/30/99       3/31/99       9/30/98             DIVIDENDS+    CAPITAL GAIN+    SEC YIELD++
               ---------     ---------     ---------            ----------    -------------    -----------
CLASS A          $7.68         $8.17         $8.32    CLASS A   $0.390            --                4.69%
CLASS C           7.68          N/A           N/A     CLASS C    0.111            --                3.98
CLASS D           7.68          8.16          8.31    CLASS D    0.318            --                4.02

HOLDINGS BY MARKET SECTORO                                      MOODY'S/S&P RATINGS0
Revenue Bonds                                 79%               Aaa/AAA           38%
General Obligation Bonds00                    21                Aa/AA             31
                                                                A/A               20
                                                                Baa/BBB           11
WEIGHTED AVERAGE MATURITY                    25.0 years


-------------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN COLORADO MUNICIPAL SERIES

[FIGURES BELOW REPRESENTS LINE CHART IN ITS PRINTED FORM]

        "With Load"    "Without Load"   "Lehman"
09/30/89     9528          10000          10000
             9844          10332          10384
             9785          10270          10431
            10013          10510          10675

09/30/90     9945          10438          10681
            10341          10853          11142
            10513          11034          11393
            10705          11235          11636

09/30/91    11054          11602          12089
            11312          11873          12495
            11288          11847          12532
            11661          12240          13009

09/30/92    11910          12500          13353
            12180          12784          13596
            12584          13208          14101
            12988          13632          14562

09/30/93    13403          14067          15054
            13534          14205          15265
            12874          13512          14427
            12989          13633          14587

09/30/94    13011          13656          14686
            12840          13476          14475
            13654          14331          15498
            13889          14578          15871

09/30/95    14125          14825          16329
            14633          15358          17001
            14459          15176          16796
            14608          15332          16925

09/30/96    14796          15530          17314
            15128          15878          17756
            15108          15857          17715
            15511          16280          18326

09/30/97    15876          16663          18879
            16266          17073          19391
            16440          17255          19614
            16681          17508          19912

09/30/98    17150          18000          20524
            17209          18062          20647
            17262          18118          20830
            17045          17890          20462

09/30/99    16692          17519          20380



The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1999

                                                                       AVERAGE ANNUAL
                                    ---------------------------------------------------------------------------------------------
                                        CLASS C                                                                    CLASS D
                                    SINCE INCEPTION     SIX           ONE           FIVE            10         SINCE INCEPTION
                                       5/27/99*      *MONTHS*         YEAR          YEARS          YEARS            2/1/94
                                    ---------------  --------        ------        -------        -------     -------------------
CLASS A**
With Sales Charge                         n/a         (7.96)%        (7.28)%        4.10%          5.26%          n/a
Without Sales Charge                      n/a         (3.30)         (2.67)         5.11           5.77           n/a

CLASS C**
With Sales Charge and CDSC              (5.89)%         n/a            n/a           n/a            n/a           n/a
Without Sales Charge and CDSC           (3.93)          n/a            n/a           n/a            n/a           n/a

CLASS D**
With 1% CDSC                              n/a         (4.83)         (4.50)          n/a            n/a           n/a
Without CDSC                              n/a         (3.88)         (3.57)         4.10            n/a          2.54%
LEHMAN INDEX***                         (1.83)++      (2.16)         (0.70)         6.77           7.38          5.02++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 1999
                9/30/99       3/31/99       9/30/98              DIVIDENDS+      CAPITAL GAIN+       SEC YIELD++
               ---------     ---------     ---------             ------------- ----------------     ------------
CLASS A          $7.10         $7.52          $7.64    CLASS A   $0.343            --               4.48%
CLASS C           7.09          N/A            N/A     CLASS C    0.096            --               3.76
CLASS D           7.09          7.52           7.63    CLASS D    0.275            --               3.80

HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                                81%                 Aaa/AAA           55%
General Obligation Bonds00                   19                  Aa/AA             16
                                                                 A/A               17
WEIGHTED AVERAGE MATURITY                    20.65 years         Baa/BBB           12

-------------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN GEORGIA MUNICIPAL SERIES

[FIGURES BELOW REPRESENTS LINE CHART IN ITS PRINTED FORM]

         "With Load"   "Without Load"    "Lehman"
09/30/89     9530          10000          10000
             9835          10320          10384
             9835          10320          10431
            10053          10549          10675

09/30/90    10024          10519          10681
            10524          11043          11142
            10717          11245          11393
            10932          11471          11636

09/30/91    11357          11918          12089
            11679          12255          12495
            11671          12247          12532
            12146          12746          13009

09/30/92    12453          13067          13353
            12730          13358          13596
            13099          13745          14101
            13542          14210          14562

09/30/93    14191          14891          15054
            14284          14988          15265
            13309          13966          14427
            13391          14051          14587

09/30/94    13408          14069          14686
            13193          13843          14475
            14209          14910          15498
            14637          15358          15871

09/30/95    14971          15710          16329
            15720          16496          17001
            15397          16156          16796
            15534          16300          16925

09/30/96    15954          16741          17314
            16328          17133          17756
            16191          16990          17715
            16815          17644          18326

09/30/97    17334          18188          18879
            17800          18678          19391
            18001          18889          19614
            18298          19201          19912

09/30/98    18796          19723          20524
            18857          19787          20647
            18973          19908          20830
            18612          19530          20462

09/30/99    18302          19204          20380



The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1999

                                                                       AVERAGE ANNUAL
                                  -----------------------------------------------------------------------------------------------
                                        CLASS C                                                                    CLASS D
                                    SINCE INCEPTION     SIX            ONE          FIVE            10          SINCE INCEPTION
                                       5/27/99*      *MONTHS*         YEAR          YEARS          YEARS            2/1/94
                                  -----------------  ----------      ------        -------        -------     -------------------
CLASS A**
With Sales Charge                         n/a         (8.11)%        (7.28)%        5.40%          6.23%          n/a
Without Sales Charge                      n/a         (3.54)         (2.63)         6.42           6.74           n/a

CLASS C**
With Sales Charge and CDSC              (5.72)%         n/a            n/a           n/a            n/a           n/a
Without Sales Charge and CDSC           (3.84)          n/a            n/a           n/a            n/a           n/a

CLASS D**
With 1% CDSC                              n/a         (5.03)         (4.53)          n/a            n/a           n/a
Without CDSC                              n/a         (4.09)         (3.61)         5.45            n/a         3.35%

LEHMAN INDEX***                         (1.83)++      (2.16)         (0.70)         6.77           7.38         5.02++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 1999
                9/30/99       3/31/99       9/30/98              DIVIDENDS+     capital gain+      SEC YIELD++
               ---------     ---------     ---------             ------------- ----------------   ------------

CLASS A          $7.75         $8.23          $8.38     CLASS A     $0.374            $0.045          4.53%
CLASS C           7.76          n/a            n/a      CLASS C      0.107               --           3.82
CLASS D           7.76          8.25           8.40     CLASS D      0.301             0.045          3.86


HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                                69%                 Aaa/AAA           50%
General Obligation Bonds00                   31                  Aa/AA             17
                                                                 A/A               27

WEIGHTED AVERAGE MATURITY                    20.68 years         Baa/BBB            6

----------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN LOUISIANA MUNICIPAL SERIES


[FIGURES BELOW REPRESENTS LINE CHART IN ITS PRINTED FORM]

            "With Load"   "Without Load"   "Lehman"
09/30/89       9528          10000          10000
               9836          10323          10384
               9838          10325          10431
              10079          10578          10675
09/30/90      10024          10520          10681
              10511          11032          11142
              10732          11263          11393
              10956          11498          11636
09/30/91      11377          11940          12089
              11708          12287          12495
              11694          12273          12532
              12175          12778          13009
09/30/92      12415          13030          13353
              12625          13250          13596
              13106          13754          14101
              13502          14170          14562
09/30/93      13917          14606          15054
              14070          14767          15265
              13313          13972          14427
              13370          14031          14587
09/30/94      13384          14046          14686
              13242          13898          14475
              14113          14811          15498
              14390          15102          15871
09/30/95      14761          15492          16329
              15507          16274          17001
              15255          16010          16796
              15304          16062          16925
09/30/96      15695          16471          17314
              16047          16842          17756
              16030          16824          17715
              16563          17383          18326
09/30/97      16977          17817          18879
              17404          18265          19391
              17593          18463          19614
              17809          18691          19912
09/30/98      18348          19256          20524
              18436          19349          20647
              18515          19432          20830
              18196          19096          20462
09/30/99      17901          18787          20380



The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1999

                                                                      AVERAGE ANNUAL
                                  --------------------------------------------------------------------------------------------
                                        CLASS C                                                                 CLASS D
                                    SINCE INCEPTION     SIX          ONE           FIVE            10       SINCE INCEPTION
                                       5/27/99*      *MONTHS*        YEAR          YEARS          YEARS          2/1/94
                                  ----------------- ----------      ------        -------        -------   -------------------
CLASS A**
With Sales Charge                         n/a         (7.88)%        (7.03)%        4.95%          6.00%          n/a
Without Sales Charge                      n/a         (3.32)         (2.44)         5.99           6.51           n/a

CLASS C**
With Sales Charge and CDSC              (5.43)%         n/a            n/a           n/a            n/a           n/a
Without Sales Charge and CDSC           (3.55)          n/a            n/a           n/a            n/a           n/a

CLASS D**
With 1% CDSC                              n/a         (4.83)         (4.25)          n/a            n/a           n/a
Without CDSC                              n/a         (3.89)         (3.33)         4.98            n/a          3.17%
LEHMAN INDEX***                         (1.83)++      (2.16)         (0.70)         6.77           7.38          5.02++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 1999
                9/30/99       3/31/99       9/30/98                DIVIDENDS+    CAPITAL GAIN+    SEC YIELD++
               ---------     ---------     ---------             ------------- ----------------   ------------

CLASS A          $7.81         $8.28          $8.51   CLASS A   $0.391            $0.112            4.61%
CLASS C           7.80          n/a            n/a    CLASS C    0.110              .--             3.90
CLASS D           7.80          8.28           8.50   CLASS D    0.316             0.112            3.94


HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                                84%                 Aaa/AAA           77%
General Obligation Bonds00                   16                  Aa/AA             14
                                                                 Baa/BBB            9

WEIGHTED AVERAGE MATURITY                    20.48 years

-------------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN MARYLAND MUNICIPAL SERIES



[FIGURES BELOW REPRESENTS LINE CHART IN ITS PRINTED FORM]

           "With Load"    "Without Load"   "Lehman"
09/30/89      9523           10000          10000
              9850           10343          10384
              9825           10317          10431
              10031          10534          10675
09/30/90      9949           10447          10681
              10456          10979          11142
              10628          11160          11393
              10821          11363          11636
09/30/91      11268          11832          12089
              11550          12129          12495
              11589          12169          12532
              12007          12608          13009
09/30/92      12299          12915          13353
              12502          13128          13596
              12965          13614          14101
              13412          14084          14562
09/30/93      13926          14623          15054
              13994          14694          15265
              13253          13917          14427
              13335          14003          14587
09/30/94      13358          14026          14686
              13227          13890          14475
              14148          14856          15498
              14461          15185          15871
09/30/95      14813          15555          16329
              15455          16228          17001
              15188          15948          16796
              15366          16135          16925
09/30/96      15702          16488          17314
              16021          16823          17756
              15916          16712          17715
              16427          17249          18326
09/30/97      16901          17747          18879
              17316          18183          19391
              17526          18404          19614
              17763          18652          19912
09/30/98      18235          19148          20524
              18329          19247          20647
              18473          19398          20830
              18221          19133          20462
09/30/99      17971          18870          20380


The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

Investment Results Per Share

Total Returns
For Periods Ended September 30, 1999

                                                                       AVERAGE ANNUAL
                                  ----------------------------------------------------------------------------------------------
                                        CLASS C                                                                  CLASS D
                                    SINCE INCEPTION    SIX            ONE           FIVE            10        SINCE INCEPTION
                                       5/27/99*       MONTHS*         YEAR          YEARS          YEARS          2/1/94
                                  -----------------  ----------      ------        -------        -------    -------------------
CLASS A**
With Sales Charge                         n/a         (7.35)%        (6.08)%        5.10%          6.04%           n/a
Without Sales Charge                      n/a         (2.72)         (1.45)         6.11           6.56            n/a

CLASS C**
With Sales Charge and CDSC              (4.72)%         n/a            n/a           n/a            n/a            n/a
Without Sales Charge and CDSC           (2.83)          n/a            n/a           n/a            n/a            n/a

CLASS D**
With 1% CDSC                              n/a         (3.78)         (2.93)          n/a            n/a            n/a
Without CDSC                              n/a         (2.83)         (2.00)         5.20            n/a            3.40%
LEHMAN INDEX***                         (1.83)++      (2.16)         (0.70)         6.77           7.38            5.02++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 1999
            9/30/99       3/31/99       9/30/98                  DIVIDENDS+      CAPITAL GAIN+      SEC YIELD++
           ---------     ---------     ---------                 ------------  ----------------     -----------

CLASS A      $7.79         $8.21          $8.32     CLASS A           $0.388          $0.028              4.52%
CLASS C       7.80          n/a            n/a      CLASS C            0.111            .--               3.81
CLASS D       7.80          8.22           8.33     CLASS D            0.314           0.028              3.85

HOLDINGS BY MARKET SECTORO                                       MOODY'S/S&P RATINGS0
Revenue Bonds                                74%                 Aaa/AAA           43%
General Obligation Bonds00                   26                  Aa/AA             38
                                                                 A/A               17
WEIGHTED AVERAGE MATURITY                    21.32 years         Baa/BBB            2

-------------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN MASSACHUSETTS MUNICIPAL SERIES


[FIGURES BELOW REPRESENTS LINE CHART IN ITS PRINTED FORM]

         "With Load"   "Without Load"    "Lehman"
09/30/89    9527           10000          10000
            9762           10247          10384
            9759           10244          10431
            9962           10457          10675
09/30/90    9763           10248          10681
            10291          10802          11142
            10598          11125          11393
            10845          11384          11636
09/30/91    11309          11871          12089
            11626          12203          12495
            11691          12272          12532
            12133          12736          13009
09/30/92    12412          13029          13353
            12681          13311          13596
            13138          13790          14101
            13612          14288          14562
09/30/93    14048          14746          15054
            14142          14845          15265
            13479          14149          14427
            13590          14265          14587
09/30/94    13635          14312          14686
            13516          14187          14475
            14349          15062          15498
            14617          15343          15871
09/30/95    14941          15684          16329
            15570          16343          17001
            15300          16060          16796
            15464          16233          16925
09/30/96    15833          16619          17314
            16214          17019          17756
            16086          16885          17715
            16632          17458          18326
09/30/97    17117          17967          18879
            17621          18496          19391
            17856          18743          19614
            18132          19033          19912
09/30/98    18794          19728          20524
            18774          19707          20647
            18889          19828          20830
            18398          19312          20462
09/30/99    17882          18771          20380


The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1999

                                                                       AVERAGE ANNUAL
                                  -----------------------------------------------------------------------------------------------
                                        CLASS C                                                                     CLASS D
                                    SINCE INCEPTION     SIX            ONE          FIVE            10          SINCE INCEPTION
                                       5/27/99*        MONTHS*        YEAR          YEARS          YEARS            2/1/94
                                  -----------------  ----------      ------        -------        -------     -------------------
CLASS A**
With Sales Charge                         n/a         (9.79)%        (9.35)%        4.56%          5.98%          n/a
Without Sales Charge                      n/a         (5.33)         (4.85)         5.57           6.50           n/a

CLASS C**
With Sales Charge and CDSC              (6.90)%         n/a            n/a           n/a            n/a           n/a
Without Sales Charge and CDSC           (5.02)          n/a            n/a           n/a            n/a           n/a

CLASS D**
With 1% CDSC                              n/a         (6.70)         (6.51)          n/a            n/a           n/a
Without CDSC                              n/a         (5.78)         (5.61)         4.60            n/a           3.04%
LEHMAN INDEX***                         (1.83)++      (2.16)         (0.70)         6.77           7.38           5.02++++


NET ASSET VALUE                                                                   DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                                  FOR PERIODS ENDED SEPTEMBER 30, 1999
                9/30/99       3/31/99       9/30/98                               DIVIDENDS+    CAPITAL GAIN+          SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------         ------------

CLASS A          $7.47         $8.08          $8.27              CLASS A           $0.364          $0.050              4.60%
CLASS C           7.47          N/A            N/A               CLASS C            0.101            --                3.87
CLASS D           7.47          8.08           8.26              CLASS D            0.291           0.050              3.91


HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                                88%                 Aaa/AAA           51%
General Obligation Bonds00                   12                  Aa/AA             32
                                                                 A/A               10
                                                                 Baa/BBB            4
                                                                 Non-Rated          3

WEIGHTED AVERAGE MATURITY                    23.73 years

----------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN MICHIGAN MUNICIPAL SERIES


[FIGURES BELOW REPRESENTS LINE CHART IN ITS PRINTED FORM]

         "With Load"   "Without Load"    "Lehman"
09/30/89     9520          10000          10000
             9833          10328          10384
             9826          10321          10431
            10059          10565          10675
09/30/90     9955          10457          10681
            10408          10932          11142
            10624          11159          11393
            10858          11404          11636
09/30/91    11283          11851          12089
            11658          12245          12495
            11680          12268          12532
            12152          12765          13009
09/30/92    12473          13101          13353
            12744          13386          13596
            13176          13839          14101
            13659          14347          14562
09/30/93    14091          14801          15054
            14207          14922          15265
            13549          14232          14427
            13627          14313          14587
09/30/94    13683          14372          14686
            13520          14201          14475
            14409          15134          15498
            14657          15395          15871
09/30/95    14990          15745          16329
            15653          16442          17001
            15400          16176          16796
            15516          16297          16925
09/30/96    15914          16715          17314
            16238          17056          17756
            16175          16990          17715
            16741          17584          18326
09/30/97    17211          18078          18879
            17656          18545          19391
            17864          18764          19614
            18142          19056          19912
09/30/98    18696          19637          20524
            18737          19680          20647
            18865          19815          20830
            18510          19442          20462
09/30/99    18179          19094          20380


The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1999

                                                                      AVERAGE ANNUAL
                                  ---------------------------------------------------------------------------------------------
                                        CLASS C                                                                  CLASS D
                                    SINCE INCEPTION     SIX          ONE           FIVE            10         SINCE INCEPTION
                                       5/27/99*        MONTHS*       YEAR          YEARS          YEARS           2/1/94
                                  -----------------  ---------      ------        -------        -------    -------------------
CLASS A**
With Sales Charge                         n/a         (8.25)%        (7.38)%        4.83%          6.16%          n/a
Without Sales Charge                      n/a         (3.64)         (2.77)         5.85           6.68           n/a

CLASS C**
With Sales Charge and CDSC              (5.51)%         n/a            n/a           n/a            n/a           n/a
Without Sales Charge and CDSC           (3.55)          n/a            n/a           n/a            n/a           n/a

CLASS D**
With 1% CDSC                              n/a         (5.02)         (4.56)          n/a            n/a           n/a
Without CDSC                              n/a         (4.08)         (3.65)         4.83            n/a          3.23%
LEHMAN INDEX***                         (1.83)++      (2.16)         (0.70)         6.77           7.38          5.02++++

NET ASSET VALUE                                                                   DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                                  FOR PERIODS ENDED SEPTEMBER 30, 1999
                9/30/99       3/31/99       9/30/98                               DIVIDENDS+    CAPITAL GAIN+           SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------          ------------
CLASS A          $8.04         $8.55          $8.83              CLASS A           $0.400          $0.158                  4.49%
CLASS C           8.03          n/a            n/a               CLASS C            0.112            .--                   3.77
CLASS D           8.03          8.54           8.82              CLASS D            0.324           0.158                  3.81


HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                                73%                 Aaa/AAA           59%
General Obligation Bonds00                   27                  Aa/AA             32
                                                                 A/A                9
WEIGHTED AVERAGE MATURITY                    20.77 years

-------------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN MINNESOTA MUNICIPAL SERIES

         "With Load"   "Without Load" "Lehman"
09/30/89     9524          10000       10000
             9899          10394       10384
             9902          10397       10431
            10127          10633       10675
09/30/90    10075          10579       10681
            10545          11072       11142
            10681          11215       11393
            10879          11423       11636
09/30/91    11193          11753       12089
            11338          11905       12495
            11459          12032       12532
            11808          12398       13009
09/30/92    12056          12659       13353
            12208          12819       13596
            12710          13346       14101
            13190          13850       14562
09/30/93    13631          14312       15054
            13855          14548       15265
            13407          14078       14427
            13503          14178       14587
09/30/94    13647          14329       14686
            13503          14179       14475
            14178          14887       15498
            14442          15164       15871
09/30/95    14685          15419       16329
            15044          15796       17001
            14864          15608       16796
            14987          15737       16925
09/30/96    15271          16034       17314
            15553          16331       17756
            15549          16327       17715
            15921          16717       18326
09/30/97    16316          17132       18879
            16645          17477       19391
            16803          17644       19614
            17035          17887       19912
09/30/98    17568          18447       20524
            17680          18564       20647
            17791          18681       20830
            17496          18370       20462
09/30/99    17202          18062       20380



The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1999

                                                                                              AVERAGE ANNUAL

---------------------------------------------------------
                                        CLASS C
CLASS D
                                    SINCE INCEPTION    SIX            ONE          FIVE            10       SINCE
INCEPTION
                                       5/27/99*      *MONTHS*         YEAR          YEARS          YEARS            2/1/94
                                  -----------------  ---------      ------        -------        -------      -------------------
CLASS A**
With Sales Charge                         n/a         (7.92)%        (6.76)%        3.74%          5.57%           n/a
Without Sales Charge                      n/a         (3.31)         (2.09)         4.74           6.09            n/a

CLASS C**
With Sales Charge and CDSC              (5.40)%         n/a            n/a           n/a            n/a            n/a
Without Sales Charge and CDSC           (3.47)          n/a            n/a           n/a            n/a            n/a

CLASS D**
With 1% CDSC                              n/a         (4.69)         (3.89)          n/a            n/a            n/a
Without CDSC                              n/a         (3.75)         (2.96)         3.76            n/a            2.75%
LEHMAN INDEX***                         (1.83)++      (2.16)         (0.70)         6.77           7.38            5.02++++

NET ASSET VALUE                                                                   DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                                  FOR PERIODS ENDED SEPTEMBER 30, 1999
                9/30/99       3/31/99       9/30/98                               DIVIDENDS+    CAPITAL GAIN+           SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------          ------------

CLASS A          $7.36         $7.80          $7.98              CLASS A           $0.364          $0.098               4.62%
Class C           7.36          n/a            n/a               CLASS C            0.102            .--                3.91
Class D           7.36          7.80           7.98              CLASS D            0.295           0.098               3.95


HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                                53%                 Aaa/AAA           43%
General Obligation Bonds00                   47                  Aa/AA             36
                                                                 A/A               14
WEIGHTED AVERAGE MATURITY                    19.85 years         Baa/BBB            5
                                                                 Non-Rated          2

----------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN MISSOURI MUNICIPAL SERIES




Missouri Series

            "With Load"   "Without Load"       "Lehman"
09/30/89        9529          10000             10000
                9848          10335             10384
                9842          10329             10431
               10102          10602             10675
09/30/90       10049          10546             10681
               10531          11051             11142
               10735          11265             11393
               10985          11529             11636
09/30/91       11417          11982             12089
               11727          12307             12495
               11730          12310             12532
               12167          12769             13009
09/30/92       12316          12925             13353
               12578          13200             13596
               13006          13649             14101
               13458          14124             14562
09/30/93       13939          14628             15054
               14012          14705             15265
               13156          13807             14427
               13231          13886             14587
09/30/94       13263          13919             14686
               13127          13776             14475
               14086          14783             15498
               14344          15053             15871
09/30/95       14678          15404             16329
               15352          16111             17001
               15050          15794             16796
               15224          15977             16925
09/30/96       15598          16369             17314
               15922          16709             17756
               15802          16583             17715
               16319          17126             18326
09/30/97       16799          17630             18879
               17208          18059             19391
               17360          18218             19614
               17674          18548             19912
09/30/98       18212          19113             20524
               18201          19101             20647
               18282          19186             20830
               17944          18831             20462
09/30/99       17560          18428             20380




The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1999

                                                                     AVERAGE ANNUAL
                                  ---------------------------------------------------------------------------------------------
                                        CLASS C                                                                  CLASS D
                                    SINCE INCEPTION    SIX          ONE           FIVE            10         SINCE INCEPTION
                                       5/27/99*      *MONTHS*       YEAR          YEARS          YEARS            2/1/94
                                  ----------------- ---------      ------        -------        -------     -------------------
CLASS A**
With Sales Charge                         n/a         (8.54)%        (8.16)%        4.75%          5.79%          n/a
Without Sales Charge                      n/a         (3.95)         (3.58)         5.77           6.30           n/a

CLASS C**
With Sales Charge and CDSC              (5.88)%         n/a            n/a           n/a            n/a           n/a
Without Sales Charge and CDSC           (3.95)          n/a            n/a           n/a            n/a           n/a

CLASS D**
With 1% CDSC                              n/a         (5.33)         (5.37)          n/a            n/a          n/a
Without CDSC                              n/a         (4.39)         (4.46)         4.79            n/a         2.86%
LEHMAN INDEX***                         (1.83)++      (2.16)         (0.70)         6.77           7.38         5.02++++

NET ASSET VALUE                                                                   DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                                  FOR PERIODS ENDED SEPTEMBER 30, 1999
                9/30/99       3/31/99       9/30/98                               DIVIDENDS+    CAPITAL GAIN+       SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------     ------------
CLASS A          $7.29         $7.77          $8.03              CLASS A           $0.347          $0.118               4.48%
Class C           7.29          n/a            n/a               CLASS C            0.097            .--                3.75
Class D           7.29          7.77           8.03              CLASS D            0.277           0.118               3.79


HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                                80%                 Aaa/AAA           43%
General Obligation Bonds00                   20                  Aa/AA             35
                                                                 A/A               20
WEIGHTED AVERAGE MATURITY                    21.03 years         Baa/BBB            2

-------------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN NEW YORK MUNICIPAL SERIES



[FIGURES BELOW REPRESENTS LINE CHART IN ITS PRINTED FORM]

           "With Load"    "Without Load"   "Lehman"
09/30/89        9530          10000          10000
                9808          10292          10384
                9704          10182          10431
                9984          10476          10675
09/30/90        9834          10319          10681
               10218          10721          11142
               10455          10970          11393
               10726          11254          11636
09/30/91       11266          11821          12089
               11600          12171          12495
               11616          12189          12532
               12154          12753          13009
09/30/92       12370          12980          13353
               12679          13304          13596
               13267          13920          14101
               13766          14445          14562
09/30/93       14257          14960          15054
               14361          15069          15265
               13411          14072          14427
               13502          14167          14587
09/30/94       13492          14157          14686
               13222          13874          14475
               14297          15001          15498
               14603          15322          15871
09/30/95       14967          15704          16329
               15775          16552          17001
               15469          16231          16796
               15599          16368          16925
09/30/96       16010          16799          17314
               16379          17187          17756
               16256          17057          17715
               16846          17676          18326
09/30/97       17523          18387          18879
               18024          18913          19391
               18260          19160          19614
               18569          19484          19912
09/30/98       19278          20228          20524
               19260          20210          20647
               19358          20312          20830
               18896          19827          20462
09/30/99       18533          19447          20380


The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

Investment Results Per Share

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1999

                                                                      AVERAGE ANNUAL
                                  -----------------------------------------------------------------------------------------------
                                        CLASS C                                                                    CLASS D
                                    SINCE INCEPTION     SIX            ONE          FIVE            10         SINCE INCEPTION
                                       5/27/99*        MONTHS*        YEAR          YEARS          YEARS           2/1/94
                                  -----------------   --------      ------        -------        -------      -------------------
CLASS A**
With Sales Charge                         n/a         (8.80)%        (8.44)%        5.53%          6.36%          n/a
Without Sales Charge                      n/a         (4.26)         (3.86)         6.56           6.88           n/a

CLASS C**
With Sales Charge and CDSC              (6.09)%         n/a            n/a           n/a            n/a           n/a
Without Sales Charge and CDSC           (4.22)          n/a            n/a           n/a            n/a           n/a

CLASS D**
With 1% CDSC                              n/a         (5.75)         (5.62)          n/a            n/a           n/a
Without CDSC                              n/a         (4.81)         (4.73)         5.55            n/a           3.41%
LEHMAN INDEX***                         (1.83)++      (2.16)         (0.70)         6.77           7.38           5.02++++

NET ASSET VALUE                                                                   DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                                  FOR PERIODS ENDED SEPTEMBER 30, 1999
                9/30/99       3/31/99       9/30/98                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------    ------------

CLASS A          $7.70         $8.24          $8.60              CLASS A           $0.378          $0.207          4.68%
CLASS C           7.70          n/a            n/a               CLASS C            0.108            --            3.97
CLASS D           7.70          8.25           8.60              CLASS D            0.304           0.207          4.01


HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                                84%                 Aaa/AAA           56%
General Obligation Bonds00                   16                  Aa/AA              9
                                                                 A/A               25
WEIGHTED AVERAGE MATURITY                    23.35 years         Baa/BBB           10

-----------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN OHIO MUNICIPAL SERIES


[FIGURES BELOW REPRESENTS LINE CHART IN ITS PRINTED FORM]

          "With Load"   "Without Load"   "Lehman"
09/30/89     9524          10000          10000
             9868          10361          10384
             9895          10389          10431
            10098          10603          10675
09/30/90    10067          10570          10681
            10518          11043          11142
            10714          11250          11393
            10943          11490          11636
09/30/91    11371          11940          12089
            11708          12293          12495
            11740          12327          12532
            12201          12811          13009
09/30/92    12471          13095          13353
            12695          13330          13596
            13149          13806          14101
            13614          14295          14562
09/30/93    14069          14773          15054
            14172          14881          15265
            13479          14153          14427
            13620          14301          14587
09/30/94    13636          14318          14686
            13477          14151          14475
            14349          15066          15498
            14635          15367          15871
09/30/95    14943          15691          16329
            15530          16306          17001
            15279          16043          16796
            15448          16220          16925
09/30/96    15791          16581          17314
            16116          16921          17756
            16042          16844          17715
            16520          17347          18326
09/30/97    16982          17831          18879
            17468          18341          19391
            17616          18496          19614
            17879          18773          19912
09/30/98    18473          19396          20524
            18496          19420          20647
            18621          19552          20830
            18308          19224          20462
09/30/99    17977          18876          20380





The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1999

                                                                     AVERAGE ANNUAL
                                  -------------------------------------------------------------------------------------------
                                        CLASS C                                                                CLASS D
                                    SINCE INCEPTION     SIX          ONE          FIVE            10       SINCE INCEPTION
                                       5/27/99*        MONTHS*      YEAR          YEARS          YEARS         2/1/94
                                  -----------------   -------      ------        -------        -------   -------------------
CLASS A**
With Sales Charge                         n/a         (7.99)%        (7.33)%        4.67%          6.04%          n/a
Without Sales Charge                      n/a         (3.46)         (2.68)         5.68           6.56           n/a

CLASS C**
With Sales Charge and CDSC              (5.40)%         n/a            n/a           n/a            n/a           n/a
Without Sales Charge and CDSC           (3.51)          n/a            n/a           n/a            n/a           n/a

CLASS D**
With 1% CDSC                              n/a         (4.82)         (4.44)          n/a            n/a           n/a
Without CDSC                              n/a         (3.87)         (3.52)         4.75            n/a          3.18%
LEHMAN INDEX***                         (1.83)++      (2.16)         (0.70)         6.77           7.38          5.02++++

NET ASSET VALUE                                                                   DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                                  FOR PERIODS ENDED SEPTEMBER 30, 1999
                9/30/99       3/31/99       9/30/98                               DIVIDENDS+    CAPITAL GAIN+      SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------     ------------
CLASS A          $7.64         $8.11          $8.37              CLASS A           $0.384          $0.132               4.49%
CLASS C           7.68          n/a            n/a               CLASS C            0.108            --                 3.76
CLASS D           7.68          8.15           8.41              CLASS D            0.313           0.132               3.80


HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                                68%                 Aaa/AAA           79%
General Obligation Bonds00                   32                  Aa/AA             13
                                                                 A/A                5
                                                                 Baa/BBB            3

WEIGHTED AVERAGE MATURITY                    19.73 years

----------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN OREGON MUNICIPAL SERIES



[FIGURES BELOW REPRESENTS LINE CHART IN ITS PRINTED FORM]

                "With Load"       "Without Load"        "Lehman"
09/30/89            9527              10000              10000
                    9853              10342              10384
                    9814              10302              10431
                   10078              10579              10675
09/30/90           10002              10499              10681
                   10493              11014              11142
                   10710              11242              11393
                   10935              11478              11636
09/30/91           11328              11891              12089
                   11628              12206              12495
                   11665              12244              12532
                   12024              12621              13009
09/30/92           12274              12883              13353
                   12533              13155              13596
                   12916              13557              14101
                   13341              14003              14562
09/30/93           13773              14457              15054
                   13899              14589              15265
                   13277              13936              14427
                   13392              14057              14587
09/30/94           13445              14113              14686
                   13265              13923              14475
                   14080              14779              15498
                   14360              15073              15871
09/30/95           14662              15390              16329
                   15194              15948              17001
                   14959              15701              16796
                   15117              15868              16925
09/30/96           15435              16202              17314
                   15773              16556              17756
                   15735              16516              17715
                   16226              17031              18326
09/30/97           16762              17594              18879
                   17200              18053              19391
                   17398              18261              19614
                   17669              18546              19912
09/30/98           18184              19086              20524
                   18247              19153              20647
                   18399              19312              20830
                   18071              18969              20462
09/30/99           17791              18674              20380




The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1999

                                                                       AVERAGE ANNUAL
                                  -----------------------------------------------------------------------------------------------
                                        CLASS C                                                                     CLASS D
                                    SINCE INCEPTION    SIX            ONE           FIVE            10          SINCE INCEPTION
                                       5/27/99*      *MONTHS*         YEAR          YEARS          YEARS             2/1/94
                                  -----------------  ---------      ------        -------        -------      -------------------
CLASS A**
With Sales Charge                         n/a         (7.84)%        (6.79)%        4.74%          5.93%          n/a
Without Sales Charge                      n/a         (3.30)         (2.16)         5.76           6.44           n/a

CLASS C**
With Sales Charge and CDSC              (5.25)%         n/a            n/a           n/a            n/a           n/a
Without Sales Charge and CDSC           (3.32)          n/a            n/a           n/a            n/a           n/a

CLASS D**
With 1% CDSC                              n/a         (4.57)         (3.85)          n/a            n/a           n/a
Without CDSC                              n/a         (3.62)         (2.92)         4.80            n/a           3.33%
LEHMAN INDEX***                         (1.83)++      (2.16)         (0.70)         6.77           7.38           5.02++++

NET ASSET VALUE                                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                                 FOR PERIODS ENDED SEPTEMBER 30, 1999
                9/30/99       3/31/99       9/30/98                              DIVIDENDS+    CAPITAL GAIN+      SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------     ------------
CLASS A          $7.48         $7.92          $8.05              CLASS A           $0.354          $0.050            4.45%
CLASS C           7.48          N/A            N/A               CLASS C            0.100            --              3.72
CLASS D           7.48          7.91           8.04              CLASS D            0.283           0.050            3.76


HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                                66%                 Aaa/AAA           43%
General Obligation Bonds00                   34                  Aa/AA             35
                                                                 A/A               14

WEIGHTED AVERAGE MATURITY                    17.56 years         Baa/BBB            8

--------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SELIGMAN SOUTH CAROLINA MUNICIPAL SERIES


[FIGURES BELOW REPRESENTS LINE CHART IN ITS PRINTED FORM]

                "With Load"       "Without Load"       "Lehman"
09/30/89            9523              10000              10000
                    9911              10408              10384
                    9873              10368              10431
                   10113              10620              10675
09/30/90            9949              10448              10681
                   10507              11034              11142
                   10712              11249              11393
                   10937              11485              11636
09/30/91           11337              11905              12089
                   11717              12305              12495
                   11770              12360              12532
                   12217              12830              13009
09/30/92           12479              13105              13353
                   12701              13337              13596
                   13124              13782              14101
                   13572              14252              14562
09/30/93           14042              14746              15054
                   14187              14899              15265
                   13311              13978              14427
                   13390              14062              14587
09/30/94           13393              14065              14686
                   13236              13900              14475
                   14193              14905              15498
                   14489              15215              15871
09/30/95           14825              15568              16329
                   15573              16354              17001
                   15274              16040              16796
                   15439              16213              16925
09/30/96           15836              16630              17314
                   16185              16997              17756
                   16063              16868              17715
                   16622              17455              18326
09/30/97           17101              17959              18879
                   17596              18478              19391
                   17779              18671              19614
                   18037              18942              19912
09/30/98           18582              19513              20524
                   18603              19536              20647
                   18698              19635              20830
                   18317              19236              20462
09/30/99           17965              18865              20380



The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

Investment Results Per Share Total Returns

For Periods Ended September 30, 1999

                                                                      AVERAGE ANNUAL
                                  -----------------------------------------------------------------------------------------------
                                        CLASS C                                                                   CLASS D
                                    SINCE INCEPTION     SIX          ONE           FIVE            10          SINCE INCEPTION
                                       5/27/99*      *MONTHS*        YEAR          YEARS          YEARS            2/1/94
                                  -----------------  --------        ------        -------        -------     -------------------
CLASS A**
With Sales Charge                         n/a         (8.51)%        (7.94)%        5.02%          6.03%          n/a
Without Sales Charge                      n/a         (3.92)         (3.32)         6.05           6.55           n/a

CLASS C**
With Sales Charge and CDSC              (5.89)%         n/a            n/a           n/a            n/a           n/a
Without Sales Charge and CDSC           (4.01)          n/a            n/a           n/a            n/a           n/a

CLASS D**
With 1% CDSC                              n/a         (5.43)         (5.23)          n/a            n/a           n/a
Without CDSC                              n/a         (4.49)         (4.32)         5.06            n/a          3.09%
LEHMAN INDEX***                         (1.83)++      (2.16)         (0.70)         6.77           7.38          5.02++++


NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 1999
                9/30/99       3/31/99       9/30/98                               DIVIDENDS+    CAPITAL GAIN+      SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------     ------------
CLASS A          $7.67         $8.18          $8.38              CLASS A           $0.377          $0.066              4.26%
CLASS C           7.66          n/a            n/a               CLASS C            0.107            --                3.68
CLASS D           7.66          8.18           8.38              CLASS D            0.304           0.066              3.99

HOLDINGS BY MARKET SECTOR0                                       MOODY'S/S&P RATINGS0
Revenue Bonds                                97%                 Aaa/AAA           60%
General Obligation Bonds00                    3                  Aa/AA             15
                                                                 A/A               18
WEIGHTED AVERAGE MATURITY                    21.62 years         Baa/BBB            7

-----------------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge ("CDSC") that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date after purchase. No adjustment was made to the performance of Class A shares for periods prior to January 1, 1993, the commencement date for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. A portion of each Series' income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. Past performance is not indicative of future investment results.

 *** The Lehman Index is an unmanaged index that does not include any fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.

  ++ From 5/31/99.
++++ From 1/31/94.

   + Represents per share amount paid or declared for the year ended September
     30, 1999 (for Class C shares, for the period May 27, 1999 to September 30,
     1999).

  ++ Current yield, representing the annualized yield for the 30-day period ended September 30, 1999, has been computed in accordance with SEC regulations and will vary.

   0 Percentages based on current market values of long-term holdings at
     September 30, 1999.
  00 Includes pre-refunded and escrowed-to-maturity securities.

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                                       17

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1999

NATIONAL SERIES

                       FACE                                                                      RATINGS+              MARKET
    STATE             AMOUNT                        MUNICIPAL BONDS                             MOODY'S/S&P            VALUE
    ----             --------                       ---------------                             -----------          ---------
ALABAMA -- 3.5%     $4,000,000     Jefferson County Sewer Rev., 51/8% due 2/1/2039 ............   Aaa/AAA          $3,473,880
ALASKA -- 1.5%       1,500,000     Alaska Housing Finance Corporation Mortgage Rev.,
                                     53/4% due 6/1/2024* ......................................   Aaa/AAA           1,442,565
CALIFORNIA -- 2.6%   1,000,000     Foothill/Eastern Transportation Corridor Agency
                                     Toll Road Rev., 53/4% due 1/15/2040 ......................   Baa3/BBB-           950,480
                     1,500,000     San Joaquin Hills Transportation Corridor Agency
                                     Rev. (Orange County Senior Lien Toll Road),
                                     63/4% due 1/1/20320 ......................................    Aaa/AAA          1,647,030
FLORIDA -- 3.6%      4,000,000     Jacksonville Electric Authority (Electric System Rev.),
                                     5.10% due 10/1/2032 ......................................    Aa2/AA           3,526,720
ILLINOIS -- 2.5%     2,500,000     Illinois Health Facilities Authority Rev.
                                     (Northwestern Memorial Hospital),
                                     6% due 8/15/2024 .........................................    Aa2/AA           2,490,200
KENTUCKY -- 2.0%     1,880,000     Trimble County Pollution Control Rev.
                                     (Louisville Gas & Electric Co. Project),
                                     75/8% due 11/1/2020* .....................................    Aa2/A+           1,967,213
MICHIGAN -- 2.3%     2,250,000     Michigan State Strategic Fund Pollution Control Rev.
                                     (General Motors Corp.), 6.20% due 9/1/2020 ...............     A2/A            2,307,083
MISSOURI -- 4.7%     4,750,000     St. Louis Industrial Development Authority Pollution
                                     Control Rev. (Anheuser-Busch Companies, Inc. Project),
                                      57/8% due 11/1/2026* ....................................     A1/A+           4,648,920
NEVADA -- 4.8%       5,000,000     Clark County Industrial Development Rev. (Nevada Power
                                     Company Project), 5.90% due 11/1/2032* ...................     NR/BBB          4,702,550
NEW YORK -- 4.7%     3,500,000     New York City GOs, 71/4% due 8/15/2024o                          Aaa/A-          3,696,980
                     1,000,000     Trust for Cultural Resources of the City of New  York Rev.
                                     (American Museum of Natural History), 5.65% due 4/1/2027 ..   Aaa/AAA            983,550
OHIO -- 3.7%         4,000,000     Ohio Housing Finance Agency Mortgage Rev.
                                     (Residential Mortgage), 5.40% due 9/1/2029* ..............     NR/AAA          3,668,000
SOUTH                2,000,000     Oconee County Pollution Control Rev. (Duke Power
   CAROLINA -- 2.1%                Company Project), 71/2% due 2/1/2017 .......................     Aa2/AA-         2,064,980
SOUTH                6,000,000     South Dakota Housing Development Authority Rev.
   DAKOTA -- 6.2%                    (Homeownership Mortgage), 6.15% due 5/1/2026* ............     Aa1/AAA         6,070,140
TENNESSEE -- 4.7%    5,000,000     Shelby County Health, Educational and Housing Facility
                                     Board Rev. (St. Jude Children's Research Hospital),
                                     53/8% due 7/1/2024 .......................................      NR/AA          4,653,950
TEXAS -- 19.0%       3,700,000     Harris County Health Facilities Development Corp.
                                     Hospital Rev. (St. Luke's Episcopal Hospital
                                   Project), 63/4% due 2/15/2021++ ............................     Aa3/AAA         3,895,952
                     2,000,000     Harris County Health Facilities Development Corp.
                                     SCH Health Care System Rev. (Sisters of
                                     Charity of the  Incarnate Word), 7.10% due 7/1/2021o .....      Aa3/NR         2,134,380
                     2,000,000     Harris County Health Facilities Development Corp.
                                     SCH Health Care System Rev. (Sisters of Charity
                                     of the  Incarnate Word), 53/4% due 7/1/2027++ ............     Aa3/AAA         2,001,280

-----------------
 + Ratings have not been audited by Deloitte & Touche LLP.
++ Escrowed-to-maturity security.
o  Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.

See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1999

NATIONAL SERIES (CONTINUED)

                       FACE                                                                      RATINGS+              MARKET
    STATE             AMOUNT                        MUNICIPAL BONDS                             MOODY'S/S&P            VALUE
    ----             --------                       ---------------                             -----------          ---------
TEXAS (CONTINUED)   $4,750,000     Potter County Industrial Development Corp. Pollution
                                     Control Rev. (Southwestern Public Service
                                     Company Project), 53/4% due 9/1/2016 .....................    Aaa/AAA         $4,779,355

                     2,375,000     San Antonio Electric & Gas Rev., 51/2% due 2/1/2020 ........     Aa1/AA          2,284,869
                       125,000     San Antonio Electric & Gas Rev., 51/2% due 2/1/2020o .......     Aa1/AA            130,994
                     1,975,000     Texas Veterans Housing Assistance GOs,
                                     6.80%  due 12/1/2023* ....................................     Aa1/AA          2,065,593
                     1,340,000     Travis County Housing Finance Corporation (Single
                                   Family Mortgage Rev.), 6.95% due 10/1/2027 .................     NR/AAA          1,396,306
VIRGINIA -- 9.7%     5,000,000     Fairfax County Industrial Development Authority
                                    Health Care Rev. (Inova Health System Project),
                                      6% due 8/15/2026 ........................................     Aa2/AA          5,054,400
                     5,000,000     Pocahontas Parkway Association Toll Road Bonds
                                      (Route 895 Connector),  51/2% due 8/15/2028 .............    Baa3/BBB-        4,488,850
WASHINGTON -- 9.9%   4,325,000     King County Sewer GOs, 61/8% due 1/1/2033 ..................     Aaa/AAA         4,460,632
                     5,520,000     Seattle Water System Rev., 55/8% due 8/1/2026 ..............     Aaa/AAA         5,309,081
WISCONSIN -- 6.2%    6,000,000     LaCrosse Resource Recovery Rev. (Northern States Power
                                       Company Project), 6% due 11/1/2021* ....................      A1/AA-         6,050,940
WYOMING -- 4.1%      4,000,000     Sweetwater County Pollution Control Rev. (Idaho Power
                                       Company Project), 6.05% due 7/15/2026 ..................       A3/A          4,004,960
                                                                                                                 ------------
TOTAL MUNICIPAL BONDS (COST $97,130,825)-- 97.8% .............................................................     96,351,833
VARIABLE RATE DEMAND NOTES (COST $900,000)-- 0.9% ............................................................        900,000
OTHER ASSETS LESS LIABILITIES-- 1.3% .........................................................................      1,238,603
                                                                                                                 ------------
NET ASSETS-- 100.0% ..........................................................................................    $98,490,436
                                                                                                                 ============


COLORADO SERIES

   FACE                                                                                           RATINGS+           MARKET
  AMOUNT                        MUNICIPAL BONDS                                                  MOODY'S/S&P         VALUE
 --------                       ---------------                                                  -----------       ---------
$3,000,000   Adams County, CO Pollution Control Rev. (Public Service Co. of Colorado Project),
               57/8% due 4/1/2014..............................................................     Aaa/AAA        $3,041,940
 1,000,000   Boulder, Larimer and Weld Counties, CO (Vrain Valley School District),
               5% due 12/15/2022 ..............................................................     Aaa/AAA           896,230
 2,000,000   Colorado Health Facilities Authority Rev. (North Colorado Medical Center),
               6% due 5/15/2020 ...............................................................     Aaa/AAA         2,004,560
 2,250,000   Colorado Health Facilities Authority Rev. (Sisters of Charity of Leavenworth
               Health Services Corporation), 5% due 12/1/2025 .................................     Aaa/AAA         1,973,407
 2,000,000   Colorado Health Facilities Authority Rev. (Catholic Health Initiatives),
               5% due 12/1/2028 ...............................................................      Aa2/AA         1,692,120
 2,400,000   Colorado Springs, CO Sales & Use Tax Rev., 5% due 12/1/2015 ......................      A1/AA          2,255,232
 2,350,000   Colorado Springs, CO Utilities Rev., 53/8% due 11/15/2026 ........................      Aa2/AA         2,198,942

---------------------
+  Ratings have not been audited by Deloitte & Touche LLP.
o  Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.

See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1999

COLORADO SERIES (CONTINUED)

   FACE                                                                                           RATINGS+           MARKET
  AMOUNT                        MUNICIPAL BONDS                                                  MOODY'S/S&P         VALUE
 --------                       ---------------                                                  -----------       ---------
$  105,000   Colorado Water Resources & Power Development Authority
               (Clean Water Rev.), 67/8% due 9/1/2011 .........................................     Aaa/AAA      $    110,609
 2,000,000   Colorado Water Resources & Power Development Authority
               (Clean Water Rev.), 6% due 9/1/2014 ............................................     Aaa/AAA         2,079,200
 1,000,000   Colorado Water Resources & Power Development Authority
               (Clean Water Rev.), 6.30% due 9/1/2014 .........................................     Aaa/AAA         1,055,530
 2,000,000   Denver, CO City & County Department of Aviation Airport System Rev.,
               51/2% due 11/15/2025 ...........................................................     Aaa/AAA         1,917,040
   500,000   Denver, CO City & County School District GOs, 5% due 12/1/2019 ...................     Aaa/AAA           451,660
 2,200,000   Denver, CO City & County School District GOs, 5% due 12/1/2023 ...................     Aaa/AAA         1,951,708
 2,000,000   Denver, CO Health and Hospital Authority Healthcare Rev., 53/8% due 12/1/2028 ....     Baa2/BBB        1,716,480
 1,985,000   Fort Collins, CO GOs Water Bonds, 63/8% due 12/1/2012o ...........................      Aa1/AA         2,122,541
 2,500,000   Fort Collins Pollution Control Rev. (Anheuser-Busch Project), 6% due 9/1/2031 ....      A1/A+          2,512,350
 1,000,000   Fountain Valley Authority, CO Water Treatment Rev., 6.80% due 12/1/2019o .........      Aa2/AA         1,042,410
 2,250,000   Jefferson County, CO Open Space Sales Tax Rev., 5% due 11/1/2019 .................     Aaa/AAA         2,033,010
 1,895,000   Northglenn, CO GOs Joint Water & Wastewater Utility, 6.80% due 12/1/2008++ .......      Aaa/NR         2,061,798
 2,500,000   Platte River Power Authority, CO Power Rev., 61/8% due 6/1/2014 ..................      Aa3/A+         2,614,375
 1,205,000   Pueblo County, CO Single Family Mortgage Rev., 7.05% due 11/1/2027 ...............      NR/AAA         1,261,527
 2,000,000   Puerto Rico Highway & Transportation Authority Rev., 51/2% due 7/1/2036 ..........      Baa1/A         1,909,000
 2,000,000   University of Colorado Hospital Authority Rev., 51/4% due 11/15/2022 .............      Aaa/NR         1,844,040
 2,000,000   Virgin Islands Public Finance Authority Rev., 51/2% due 10/1/2022 ................      NR/BBB-        1,873,740
 2,000,000   Westminster, CO (Adams & Jefferson Counties) Sales & Use Tax Rev.,
               7% due 12/1/2008 ...............................................................     Aaa/AAA         2,085,440
                                                                                                                  -----------
Total Municipal Bonds (Cost $45,364,376) -- 98.0% .........................................................        44,704,889
Variable Rate Demand Notes (Cost $100,000) -- 0.2% ........................................................           100,000
Other Assets Less Liabilities -- 1.8% .....................................................................           821,549
                                                                                                                  -----------
NET ASSETS -- 100.0% ......................................................................................       $45,626,438
                                                                                                                  ===========

GEORGIA SERIES


   FACE                                                                                           RATINGS+           MARKET
  AMOUNT                        MUNICIPAL BONDS                                                  MOODY'S/S&P         VALUE
 --------                       ---------------                                                  -----------       ---------
$  2,500,000 Atlanta, GA Water & Wastewater Rev., 5% due 11/1/2038 ............................     Aaa/AAA        $2,127,825
   1,000,000 Cartersville, GA Development Authority Rev. Water & Wastewater Facilities
               (Anheuser-Busch), 7.40% due 11/1/2010* .........................................      A1/A+          1,129,600
   2,000,000 Cartersville, GA Development Authority Rev. Water & Wastewater Facilities
               (Anheuser-Busch), 63/4% due 2/1/2012* ..........................................      A1/A+          2,124,040
   3,000,000 Chatham County, GA School District GOs, 51/2% due 8/1/2020 .......................     Aaa/AAA         2,937,870
   2,000,000 Columbia County, GA School District GOs, 61/4% due 4/1/2013o .....................     Aaa/AAA         2,174,380
   1,000,000 DeKalb County, GA GOs, 51/4% due 1/1/2020 ........................................     Aa1/AA+           937,130
   1,000,000 DeKalb County, GA Water & Sewerage Rev., 7% due 10/1/2014o .......................     Aaa/AA          1,050,760
   2,000,000 DeKalb County, GA Water & Sewerage Rev., 5% due 10/1/2028 ........................     Aa2/AA          1,761,460

---------------
+  Ratings have not been audited by Deloitte & Touche LLP.
++ Escrowed-to-maturity security.
o  Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1999

GEORGIA SERIES (CONTINUED)

   FACE                                                                                             RATINGS+         MARKET
  AMOUNT                        MUNICIPAL BONDS                                                    MOODY'S/S&P       VALUE
 --------                       ---------------                                                    -----------     ---------
$  700,000   DeKalb Private Hospital Authority, GA Rev. (Emory University Project),
               63/4% due 4/1/2017o ............................................................       Aa1/AA       $  739,410
   300,000   DeKalb Private Hospital Authority, GA Rev. (Emory University Project),
               7% due 4/1/2021o ...............................................................       Aa1/AA          317,973
 1,000,000   Fulco Hospital Authority Health System Rev. (Catholic Health East),
               5% due 11/15/2028 ..............................................................       Aaa/AAA         864,280
 1,820,000   Fulton County, GA Development Authority Special Facilities Rev.,
               (Delta Airlines, Inc. Project), 51/2% due 5/1/2033* ............................      Baa3/BBB-      1,591,426
 2,250,000   Georgia Housing & Finance Authority (Single Family Mortgage),
               5.20% due 6/1/2029* ............................................................       NR/AAA        1,979,235
 2,500,000   Georgia Municipal Gas Authority Rev. (Southern Storage Gas Project),
               6.40% due 7/1 ..................................................................        NR/A-        2,574,125
 1,000,000   Georgia State GOs, 53/4% due 2/1/2011* ...........................................       Aaa/AAA       1,037,730
 1,000,000   Gwinnett County, GA School District GOs, 6.40% due 2/1/2012 ......................       Aa1/AA+       1,102,410
 2,250,000   Gwinnett County, GA Water & Sewerage Authority Rev., 5.30% due 8/1/2022 ..........       Aaa/AAA       2,130,188
 1,500,000   Henry County School District, GA GOs, 6.45% due 8/1/2011 .........................        A1/A+        1,654,530
   500,000   Metropolitan Atlanta Rapid Transit Authority, GA Sales Tax Rev.,
               61/4% due 7/1/2018 .............................................................       A1/AA-          539,890
 2,000,000   Monroe County, GA Development Authority Pollution Control Rev.
               (Georgia Power Company Plant -- Scherer Project), 6% due 7/1/2025 ..............       Aaa/AAA       2,040,360
 2,500,000   Peachtree City, GA Water & Sewerage Authority Sewer System Rev.,
               5.60% due 3/1/2027 .............................................................       Aa3/AA        2,479,100
 2,000,000   Private Colleges & Universities Authority Rev., GA (Spelman College Project),
               6.20% due 6/1/2014 .............................................................       Aaa/AAA       2,117,100
 1,500,000   Private Colleges & Universities Authority Rev.,
               GA (Mercer University Project), 61/2% due 11/1/2015++ ..........................       Aaa/AAA       1,655,895
 3,000,000   Private Colleges & Universities Authority Rev.,
               GA (Agnes Scott College Project), 55/8% due 6/1/2023 ...........................        A1/AA        2,940,150
 1,000,000   Private Colleges & Universities Authority Rev.,
               GA (Mercer University Project), 53/8% due 10/1/2029 ............................        A3/NR          903,270
 1,500,000   Puerto Rico Highway & Transportation Authority Rev.,
               51/2% due 7/1/2026 .............................................................       Baa1/A        1,435,155
 2,000,000   Savannah, GA Airport Rev., 61/4% due 1/1/2015* ...................................       Aaa/AAA       2,074,380
                                                                                                                  -----------
TOTAL MUNICIPAL BONDS (Cost $44,261,498)-- 98.3% ...........................................................       44,419,672
OTHER ASSETS LESS LIABILITIES--1.7% ........................................................................          766,233
                                                                                                                  -----------
NET ASSETS-- 100.0% ........................................................................................      $45,185,905
                                                                                                                  ===========

---------------
+  Ratings have not been audited by Deloitte & Touche LLP.
++ Escrowed-to-maturity security.
o  Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1999

LOUISIANA SERIES

   FACE                                                                                             RATINGS+         MARKET
  AMOUNT                        MUNICIPAL BONDS                                                    MOODY'S/S&P       VALUE
 --------                       ---------------                                                    -----------     ---------
$3,000,000   Bastrop, LA Industrial Development Board Pollution Control Rev.
               (International Paper Company Project), 6.90% due 3/1/2007 ......................       A3/BBB+      $3,177,570
 2,500,000   Calcasieu Parish, LA Industrial Development Board (Conoco Inc. Project),
               53/4% due 12/1/2026* ...........................................................       Aa3/AA-       2,423,000
 1,675,000   East Baton Rouge Parish, LA Mortgage Finance Authority (Single Family
               Mortgage Rev.), 5.40% due 10/1/2025.............................................       Aaa/NR        1,562,239
 3,000,000   East Baton Rouge Parish, LA Public Improvement Sales & Use Tax Rev.,
               5.90% due 2/1/2018 .............................................................       Aaa/AAA       3,035,820
 2,000,000   Houma, LA Utilities Rev., 61/4% due 1/1/2012 .....................................       Aaa/AAA       2,101,380
 2,000,000   Jefferson Parish, LA Home Mortgage Authority (Single Family Mortgage Rev.),
               6% due 12/1/2024* ..............................................................        Aa/NR        2,000,820
 2,000,000   Jefferson Parish, LA Hospital Service District Rev., 5% due
               7/1/2028 .......................................................................       Aaa/AAA       1,720,100
 2,500,000   Lafayette, LA Public Improvement Sales Tax, 5% due 5/1/2021 ......................       Aaa/AAA       2,224,425
 2,495,000   Louisiana Housing Finance Agency Mortgage Rev. (Single Family),
               6.45% due 6/1/2027* ............................................................       Aaa/AAA       2,542,454
 2,500,000   Louisiana Public Facilities Authority Hospital Rev. (Franciscan Missionaries
               of Our Lady Health System Project), 5% due 7/1/2025 ............................       Aaa/AAA       2,168,125
 2,500,000   Louisiana Public Facilities Authority Rev. (Loyola University Project),
               55/8% due 10/1/2016 ............................................................       Aaa/AAA       2,485,125
 3,000,000   Louisiana Public Facilities Authority Rev. (Tulane University),
               53/4% due 2/15/2021 ............................................................       Aaa/AAA       2,970,660
 1,500,000   Louisiana State GOs, 5% due 4/15/2018 ............................................       Aaa/AAA       1,356,840
 2,500,000   Ouachita Parish, LA Hospital Service District Rev. (Glenwood Regional  Medical
               Center), 53/4% due 5/15/2021 ...................................................       Aaa/AAA       2,457,325
   185,000   Ouachita Parish, LA Industrial Development Rev. (International Paper Company),
               61/2% due 4/1/2006 .............................................................        NR/NR          185,216
 2,500,000   Saint Bernard Parish, LA Exempt Facility Rev. (Mobil Oil Corporation Project),
               5.90% due 11/1/2026* ...........................................................       Aa2/AA        2,515,550
 1,250,000   Saint Charles Parish, LA Environmental Improvement Rev. (Louisiana Power and
               Light Company Project), 6.20% due 5/1/2023* ....................................      Baa2/BBB       1,239,975
 2,960,000   Saint Charles Parish, LA Waterworks & Wastewater District Utility Rev.,
               7.15% due 7/1/2016 .............................................................       Aaa/AAA       3,146,569
 2,500,000   Shreveport, LA Airport System Rev., 53/8% due 1/1/2024* ..........................       Aaa/AAA       2,319,450
 1,555,000   Shreveport, LA GOs, 71/2% due 4/1/2006++ .........................................       Aaa/AAA       1,774,115
 2,750,000   Shreveport, LA GOs, 5% due 3/1/2019 ..............................................       Aaa/AAA       2,483,663
 2,050,000   Sulphur, LA Housing & Mortgage Finance Trust (Residential Mortgage Rev.),
               71/4% due 12/1/2010++ ..........................................................       Aaa/AAA       2,312,011
 2,500,000   Tangipahoa Parish, LA Hospital Service District No. 1 Rev. (Northoaks Medical Center),
               61/4% due 2/1/2024 .............................................................       Aaa/AAA       2,565,350
                                                                                                                 ------------
TOTAL MUNICIPAL BONDS (Cost $50,753,313)-- 96.8% ...........................................................       50,767,782
VARIABLE RATE DEMAND NOTES (Cost $800,000)-- 1.5% ..........................................................          800,000
OTHER ASSETS LESS LIABILITIES-- 1.7% .......................................................................          883,032
                                                                                                                 ------------
NET ASSETS-- 100.0% ........................................................................................      $52,450,814
                                                                                                                 ============


---------------
+  Ratings have not been audited by Deloitte & Touche LLP.
++ Escrowed-to-maturity security.
o  Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1999

MARYLAND SERIES

   FACE                                                                                             RATINGS+         MARKET
  AMOUNT                        MUNICIPAL BONDS                                                    MOODY'S/S&P       VALUE
 --------                       ---------------                                                    -----------     ---------
$1,000,000   Anne Arundel County, MD GOs, 51/8% due 2/1/2026 ..................................       Aa2/AA+    $    909,480
 1,340,000   Anne Arundel County, MD GOs, 51/8% due 2/1/2027 ..................................       Aa2/AA+       1,216,787
 3,000,000   Anne Arundel County, MD Pollution Control Rev. (Baltimore Gas and Electric
               Company Project), 6% due 4/1/2024 ..............................................        A2/A         3,040,200
 2,000,000   Baltimore, MD Consolidated Public Improvement GOs, 63/8% due 10/15/2006 ..........       Aaa/AAA       2,193,160
 2,500,000   Baltimore, MD Port Facilities Rev. (Consolidated Coal Sales Co. Project),
               61/2% due 10/1/2011 ............................................................       Aa3/AA-       2,671,850
 2,000,000   Baltimore, MD Project and Refunding Rev. (Water Projects), 51/2% due 7/1/2026 ....       Aaa/AAA       1,955,980
 2,000,000   Howard County, MD Metropolitan District Project GOs, 51/2% due 8/15/2022 .........       Aaa/AAA       1,960,840
 2,000,000   Maryland Community Development Administration Dept. of Housing &  Community
               Development (Multi-Family Housing), 7.70% due 5/15/2020* .......................        Aa/NR        2,084,860
 2,420,000   Maryland Community Development Administration Dept. of Housing &  Community
               Development (Single Family Program), 6.80% due 4/1/2024* .......................       Aa2/NR        2,508,451
 2,500,000   Maryland Community Development Administration Dept. of Housing &  Community
               Development (Residential Rev.), 57/8% due 9/1/2025* ............................       Aa2/NR        2,481,775
 2,500,000   Maryland Community Development Administration Dept. of Housing &  Community
               Development (Multi-Family Housing), 6.70% due 5/15/2027 ........................        Aa/NR        2,614,300
 2,710,000   Maryland Health & Higher Educational Facilities Authority Rev. (Good Samaritan
               Hospital), 53/4% due 7/1/2019++ ................................................       Aaa/AAA       2,749,431
 2,000,000   Maryland Health & Higher Educational Facilities Authority Rev.
               (Suburban Hospital), 51/8% due 7/1/2021 ........................................        A1/A+        1,773,240
 2,750,000   Maryland Health & Higher Educational Facilities Authority Rev.
               (Anne Arundel Medical Center), 5% due 7/1/2023 .................................       Aaa/AAA       2,471,260
 2,500,000   Maryland Health & Higher Educational Facilities Authority Rev. (Francis Scott
               Key Medical Center), 5% due 7/1/2023 ...........................................       Aaa/AAA       2,246,600
 2,000,000   Maryland Health & Higher Educational Facilities Authority Rev.  (Mercy Medical
               Center), 53/4% due 7/1/2026 ....................................................       Aaa/AAA       2,007,980
 1,500,000   Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel
               Medical Center), 51/8% due 7/1/2028 ............................................       Aaa/AAA       1,353,225
 1,000,000   Maryland Health & Higher Educational Facilities Authority Rev. (Charity Obligated
               Group), 5% due 11/1/2029 .......................................................       Aa2/AA+         881,570
 2,000,000   Maryland Transportation Authority Rev. (Baltimore/Washington International
               Airport Project), 61/4% due 7/1/2014* ..........................................       Aaa/AAA       2,084,600
 2,000,000   Maryland Transportation Authority Rev. Transportation Facilities Projects,
               53/4% due 7/1/2015 .............................................................        A1/A+        2,015,460
 1,000,000   Maryland Water Quality Financing Administration Revolving Loan Fund Rev.,
               6.70% due 9/1/2013o ............................................................       Aaa/AAA       1,065,600
 1,000,000   Maryland Water Quality Financing Administration Revolving Loan Fund Rev.,
               7.10% due 9/1/2013o ............................................................       Aaa/AAA       1,072,900
   240,000   Montgomery County, MD Housing Opportunities Commission (Single
               Family  Mortgage Rev.), 73/8% due 7/1/2017 .....................................       Aa2/NR          246,993

---------------
+  Ratings have not been audited by Deloitte & Touche LLP.
++ Escrowed-to-maturity security.
o  Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1999

MARYLAND SERIES (CONTINUED)

   FACE                                                                                             RATINGS+         MARKET
  AMOUNT                        MUNICIPAL BONDS                                                    MOODY'S/S&P       VALUE
 --------                       ---------------                                                    -----------     ---------
$1,400,000   Montgomery County, MD Housing Opportunities Commission Rev.,  6.20% due 7/1/2026*..      Aa2/NR    $   1,421,546
 2,000,000   Northeast Maryland Waste Disposal Authority Solid Waste Rev.  (Montgomery County
               Resource Recovery Project), 6.30% due 7/1/2016* .................................      A2/NR         2,062,880
 1,000,000   Puerto Rico Highway & Transportation Authority Rev., 51/2% due 7/1/2036 ...........      Baa1/A          954,500
   630,000   Puerto Rico Housing Finance Corporation (Single Family Mortgage Rev.
               Portfolio 1-C), 6.85% due 10/15/2023 ............................................      Aaa/AAA         656,542
 2,000,000   Washington Suburban Sanitary District, MD, 61/2% due 1/1/2016 .....................      Aa1/AA        2,109,740
                                                                                                                 ------------
TOTAL MUNICIPAL BONDS (Cost $49,828,474)-- 97.0% ...........................................................       50,811,750
VARIABLE RATE DEMAND NOTES (Cost $700,000)-- 1.3% ..........................................................          700,000
OTHER ASSETS LESS LIABILITIES-- 1.7% .......................................................................          860,796
                                                                                                                 ------------
NET ASSETS-- 100.0% ........................................................................................      $52,372,546
                                                                                                                 ============

MASSACHUSETTS SERIES

   FACE                                                                                             RATINGS+         MARKET
  AMOUNT                        MUNICIPAL BONDS                                                    MOODY'S/S&P       VALUE
 --------                       ---------------                                                    -----------     ---------
$5,000,000   Boston, MA Water & Sewer Commission General Rev., 51/4% due 11/1/2019 .............       A1/A+      $ 4,799,150
 4,000,000   Massachusetts Bay Transportation Authority General Transportation System Rev.,
               55/8% due 3/1/2026o .............................................................      Aa3/AA-       4,218,880
   805,000   Massachusetts Education Loan Authority Education Loan Rev., 8% due 6/1/2002 .......      NR/AAA          810,563
 3,000,000   Massachusetts Health & Educational Facilities Authority Rev. (Daughters of
               Charity National Health Systems -- Carney Hospital), 6% due 7/1/2009 ............      Aa2/AA+       3,155,820
 2,500,000   Massachusetts Health & Educational Facilities Authority Rev. (Daughters of
               Charity National Health Systems -- Carney Hospital), 6.10% due 7/1/2014 .........      Aa2/AA+       2,565,000
 5,000,000   Massachusetts Health & Educational Facilities Authority Rev. (Newton-Wellesley
               Hospital), 6% due 7/1/2018 ......................................................      Aaa/AAA       5,030,200
 3,500,000   Massachusetts Health & Educational Facilities Authority Rev. (Williams College),
               53/4% due 7/1/2019 ..............................................................      Aa1/AA+       3,450,895
 2,500,000   Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University),
               81/8% due 7/1/20200 .............................................................       NR/NR        2,615,700
 5,100,000   Massachusetts Health & Educational Facilities Authority Rev. (Smith College),
               53/4% due 7/1/2024 ..............................................................      Aa2/AA-       4,987,545
 5,000,000   Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare
               System), 53/8% due 7/1/2024 .....................................................      Aaa/AAA       4,647,800
 6,500,000   Massachusetts Health & Educational Facilities Authority Rev.  (Harvard University),
               55/8% due 11/1/2028 .............................................................      Aaa/AAA       6,331,780
 5,000,000   Massachusetts Health & Educational Facilities Authority Rev.  (South Shore Hospital),
               53/4% due 7/1/2029 ..............................................................       A2/AA        4,663,550
 5,000,000   Massachusetts Housing Finance (Rental Housing Mortgage Rev.), 51/2% due 7/1/2030*..      Aaa/AAA       4,643,850

---------------
+  Ratings have not been audited by Deloitte & Touche LLP.
++ Escrowed-to-maturity security.
o  Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1999

MASSACHUSETTS SERIES (CONTINUED)

   FACE                                                                                             RATINGS+         MARKET
  AMOUNT                        MUNICIPAL BONDS                                                    MOODY'S/S&P       VALUE
 --------                       ---------------                                                    -----------     ---------
$4,985,000   Massachusetts Housing Finance Agency Rev. (Single Family Housing),
               51/2% due 12/1/2030* .............................................................     Aaa/AAA      $4,589,041
 2,000,000   Massachusetts Industrial Finance Agency Electric Utility Rev. (Nantucket
               Electric  Company Project), 57/8% due 7/1/2017* ..................................     Aaa/AAA       2,001,820
 3,500,000   Massachusetts Industrial Finance Agency Rev. (Phillips Academy),  53/8% due 9/1/2023     Aa1/AA+       3,261,650
 3,000,000   Massachusetts Industrial Finance Agency Rev. (College of the Holy Cross),
               55/8% due 3/1/2026 ...............................................................     Aaa/AAA       2,917,470
 3,000,000   Massachusetts Industrial Finance Agency Rev. (Suffolk University),
               51/4% due 7/1/2027 ...............................................................     Aaa/AAA       2,746,470
 2,400,000   Massachusetts Port Authority Rev., 5% due 7/1/2023 .................................     Aa3/AA-       2,109,000
 2,000,000   Massachusetts Port Authority Rev., 5% due 7/1/2028* ................................     Aa3/AA-       1,705,640
 3,000,000   Massachusetts Port Authority Special Facilities Rev. (BOSFUEL Project),
               53/4% due 7/1/2039* ..............................................................     Aaa/AAA       2,857,050
 5,000,000   Massachusetts State Consolidated Loan GOs, 5% due 5/1/2019 .........................     Aa3/AA-       4,513,500
 5,000,000   Massachusetts Water Pollution Abatement Trust Pool Program,  51/2% due 8/1/2029 ....     Aaa/AAA       4,781,100
 5,000,000   Plymouth County, MA Certificates of Participation (Plymouth County  Correctional
               Facility Project), 5% due 4/1/2022 ...............................................     Aaa/AAA       4,403,800
 4,000,000   Puerto Rico Highway & Transportation Authority Rev., 51/2% due 7/1/2036 ............     Baa1/A        3,818,000
 2,750,000   Puerto Rico Port Authority Rev., 6% due 7/1/2021* ..................................     Aaa/AAA       2,787,510
                                                                                                                 ------------
TOTAL MUNICIPAL BONDS (Cost $95,851,443)-- 98.3% ...........................................................       94,412,784
                                                                                                                 ------------

                                                  VARIABLE RATE DEMAND NOTES
                                                  --------------------------
   100,000   Floyd County, GA Development Authority Environmental Improvement Rev.
               (Georgia Kraft Co. Project) due 12/1/2015 ........................................     P-1/NR          100,000
 2,500,000   Martin County, FL Pollution Control Rev. (Florida Power & Light Co. Project)
               due 9/1/2024 .....................................................................     P-1/NR        2,500,000
   700,000   New York City GOs due 8/1/2022 .....................................................   VMIG-1/A-1+       700,000
   600,000   New York City Municipal Water Finance Authority, NY Water & Sewer System Rev.
               due 10/1/2021 ....................................................................   VMIG-1/A-1+       600,000
   300,000   New York City Municipal Water Finance Authority, NY Water & Sewer System Rev.
               due 6/15/2025 ....................................................................   VMIG-1/A-1+       300,000
   900,000   New York State Energy Research & Development Authority Pollution Control Rev.
               (Niagara Mohawk) due 7/1/2015 ....................................................     NR/A-1+         900,000
                                                                                                                 ------------
TOTAL VARIABLE RATE DEMAND NOTES (Cost $5,100,000) -- 5.3% .................................................        5,100,000
                                                                                                                 ------------
OTHER ASSETS LESS LIABILITIES-- (3.6)% .....................................................................       (3,422,220)
                                                                                                                 ------------
NET ASSETS-- 100.0% ........................................................................................      $96,090,564
                                                                                                                 ============

---------------
+  Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1999

MICHIGAN SERIES

   FACE                                                                                             RATINGS+         MARKET
  AMOUNT                        MUNICIPAL BONDS                                                    MOODY'S/S&P       VALUE
 --------                       ---------------                                                    -----------     ---------
$5,000,000   Capital Region Airport Authority, MI Airport Rev., 6.70% due 7/1/2021* ............      Aaa/AAA      $5,302,850
 5,000,000   Detroit, MI GOs, 51/2% due 4/1/2016 ...............................................      Aaa/AAA       4,909,650
 6,000,000   Detroit, MI Water Supply System Rev., 61/4% due 7/1/20120 .........................      Aaa/AAA       6,403,740
 3,000,000   Grand Haven, MI Electric System Rev., 51/4% due 7/1/2013 ..........................      Aaa/AAA       2,950,740
 5,000,000   Grand Rapids, MI Water Supply System Rev., 53/4% due 1/1/2018 .....................      Aaa/AAA       5,001,900
 2,000,000   Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare
               Obligated Group), 5% due 7/1/2028 ...............................................      Aaa/NR        1,732,280
 2,500,000   Kalamazoo, MI Hospital Finance Authority Rev. (Bronson Methodist  Hospital),
               51/2% due 5/15/2028 .............................................................      Aaa/NR        2,365,700
 5,000,000   Kent County, MI Airport Rev., 6.10% due 1/1/2025*o ................................      Aa/AAA        5,417,450
 1,850,000   Kent County, MI Airport Rev., 5% due 1/1/2028* ....................................      Aaa/AAA       1,592,813
 2,775,000   Kentwood, MI Public Schools Building & Site GOs, 6.40% due 5/1/20150 ..............      Aa2/A+        2,964,366
 3,000,000   Lansing, MI Building Authority Rev., 5.60% due 6/1/2019 ...........................      Aa3/AA+       2,968,020
 3,250,000   Marquette, MI Hospital Finance Authority Rev. (Marquette General Hospital),
               6.10% due 4/1/2019 ..............................................................      Aaa/AAA       3,277,853
 3,000,000   Michigan Public Power Agency Rev. (Belle River Project), 51/4% due 1/1/2018 .......      A1/AA-        2,780,400
 3,000,000   Michigan State Building Authority Rev., 61/4% due 10/1/2020 .......................      Aa2/AA        3,098,310
 5,000,000   Michigan State GOs (Environmental Protection Program), 5.40% due 11/1/2019 ........      Aa1/AA+       4,810,100
 5,000,000   Michigan State Hospital Finance Authority Rev. (Oakwood Obligated Group),
               51/8% due 8/15/2025 .............................................................      Aaa/AAA       4,446,400
 4,500,000   Michigan State Hospital Finance Authority Rev. (St. John Hospital),
               51/4% due 5/15/2026 .............................................................      Aaa/AAA       4,081,410
 5,250,000   Michigan State Hospital Finance Authority Rev. (Mercy Health Services
               Obligated Group), 53/4% due 8/15/2026 ...........................................      Aa3/AA-       5,035,013
 5,000,000   Michigan State Hospital Finance Authority Rev. (Charity Obligated Group),
               51/8% due 11/1/2029 .............................................................      Aa2/AA+       4,319,350
 5,000,000   Michigan State Hospital Finance Authority Rev. (Sparrow Obligated Group),
               6% due 11/15/2036 ...............................................................      Aaa/AAA       4,984,800
 1,285,000    Michigan State Housing Development Authority Rev. (Single Family Mortgage),
               6.80% due 12/1/2016 .............................................................      NR/AA+        1,322,907
 3,925,000   Michigan State Housing Development Authority Rev. (Rental Housing),
               6.65% due 4/1/2023 ..............................................................      NR/AA-        4,142,994
 4,000,000   Michigan State Housing Development Authority Rev. (Single Family Mortgage),
               6.05% due 12/1/2027 .............................................................      NR/AA+        4,029,080
 3,000,000   Michigan State Strategic Fund Pollution Control Rev. (Detroit Edison Company),
               61/2% due 2/15/2016 .............................................................      Aaa/AAA       3,156,210
 6,000,000   Michigan State Strategic Fund Pollution Control Rev. (General Motors Corp.),
               6.20% due 9/1/2020 ..............................................................       A2/A         6,152,220
 5,000,000   Michigan State Trunk Line Rev., 5% due 11/1/2026 ..................................      Aaa/AAA       4,382,700
 2,000,000   Midland, MI Water Supply System Rev., 7.20% due 4/1/2010 ..........................       A3/A         2,069,220
 6,300,000   Oxford, MI Area Community Schools GOs, 51/2% due 5/1/2021 .........................      Aaa/AAA       6,098,715


---------------
+  Ratings have not been audited by Deloitte & Touche LLP.
o  Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1999

MICHIGAN SERIES (CONTINUED)

   FACE                                                                                             RATINGS+         MARKET
  AMOUNT                        MUNICIPAL BONDS                                                    MOODY'S/S&P       VALUE
 --------                       ---------------                                                    -----------     ---------
$5,000,000   Royal Oak, MI Hospital Finance Authority Rev. (William Beaumont Hospital),
               51/4% due 1/1/2020 ............................................................        Aa3/AA      $ 4,514,500
 3,000,000   University of Michigan Hospital Rev., 63/8% due 12/1/20240 ......................        Aa2/AA        3,084,090
 5,000,000   Western Michigan State University Rev., 51/8% due 11/15/2022 ....................       Aaa/AAA        4,544,500
 3,000,000   Wyandotte, MI Electric Rev., 61/4% due 10/1/2017 ................................       Aaa/AAA        3,090,630
                                                                                                                -------------
TOTAL MUNICIPAL BONDS (Cost $124,995,202)-- 97.9% .........................................................       125,030,911
VARIABLE RATE DEMAND NOTES (Cost $1,500,000)-- 1.2% .......................................................         1,500,000
OTHER ASSETS LESS LIABILITIES-- 0.9% ......................................................................         1,217,419
                                                                                                                -------------
NET ASSETS-- 100.0% .......................................................................................      $127,748,330
                                                                                                                =============

MINNESOTA SERIES

   FACE                                                                                             RATINGS+         MARKET
  AMOUNT                        MUNICIPAL BONDS                                                    MOODY'S/S&P       VALUE
 --------                       ---------------                                                    -----------     ---------
$5,000,000   Becker, MN Pollution Control Rev. (Northern States Power Company),
               6.80% due 4/1/2007 .............................................................        A1/A+       $5,107,750
 1,500,000   Buffalo, MN Independent School District GOs, 6.15% due 2/1/20220 .................      Aaa/AAA        1,551,495
 2,250,000   Burnsville - Eagan - Savage, MN Independent School District GOs,
               51/8% due 2/1/2016 .............................................................       Aa1/NR        2,125,125
 2,350,000   Burnsville - Eagan - Savage, MN Independent School District GOs,
               51/8% due 2/1/2017 .............................................................       Aa1/NR        2,200,023
 1,500,000   Cloquet, MN Pollution Control Rev. (Potlatch Corporation Projects),
               5.90% due 10/1/2026 ............................................................       NR/BBB+       1,435,140
 2,000,000   Cuyana Range Hospital District, MN Health Facilities Rev., 6% due 6/1/2029 .......        NR/NR        1,806,200
 5,000,000   Edina, MN Housing Development Rev. (Edina Park Plaza Project),
               7.70% due 12/1/2028 ............................................................        Aa/NR        5,108,200
 3,545,000   Fridley, MN Independent School District GOs, 5.35% due 2/1/2021 ..................      Aaa/AAA        3,388,453
 1,500,000   Minneapolis, MN GOs, 6% due 3/1/2016 .............................................      Aaa/AAA        1,551,315
 4,725,000   Minneapolis, MN Rev. (University Gateway Project), 51/4% due 12/1/2024 ...........       Aa2/AA        4,388,674
 3,000,000   Minneapolis, MN Special School District GOs, 5% due 2/1/2014 .....................       Aa1/AA+       2,855,190
 5,000,000   Minneapolis - St. Paul, MN Housing & Redevelopment Authority Health Care Rev.
               (Children's Health Care), 51/2% due 8/15/2025 ..................................       Aaa/AAA       4,774,150
 4,000,000   Minneapolis - St. Paul, MN Metropolitan Airport Commission Rev.,
               5% due 1/1/2030 ................................................................       Aaa/AAA       3,494,520
 2,250,000   Minnesota Agricultural & Economic Development Board Rev. (Evangelical
               Lutheran Good Samaritan Society Project), 5.15% due 12/1/2022 ..................       Aaa/AAA       2,039,738
 1,250,000   Minnesota Agricultural & Economic Development Board Rev. (Evangelical
               Lutheran Good Samaritan Society Project), 5% due 12/1/2023 .....................       Aaa/AAA       1,104,525
 3,000,000   Minnesota Agricultural & Economic Development Board Health Care Facilities
               Rev. (Benedictine Health System -- St. Mary's Duluth Clinic Health
               System  Obligated Group), 51/8% due 2/15/2029 ..................................       Aaa/AAA       2,661,930
 2,775,000   Minnesota Higher Education Facilities Authority Rev. (University of
               St. Thomas), 5.40% due 4/1/2022 ................................................        A2/NR        2,646,517

---------------
+  Ratings have not been audited by Deloitte & Touche LLP.
o  Pre-refunded security.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1999

MINNESOTA SERIES (CONTINUED)

   FACE                                                                                             RATINGS+         MARKET
  AMOUNT                        MUNICIPAL BONDS                                                    MOODY'S/S&P       VALUE
 --------                       ---------------                                                    -----------     ---------
$2,000,000   Minnesota Higher Education Facilities Authority Rev. (St. John's University),
               5.40% due 10/1/2022 ...............................................................     A3/NR       $1,863,120
 1,775,000   Minnesota Higher Education Facilities Authority Rev. (University of St. Thomas),
               5.40% due 4/1/2023 ................................................................     A2/NR        1,671,518
 2,500,000   Minnesota Higher Education Facilities Authority Rev. (St. Olaf College),
               51/4% due 4/1/2029 ................................................................     A3/NR        2,248,450
   465,000   Minnesota Housing Finance Agency (Housing Development), 61/4% due 2/1/2020 ..........    Aa2/AA          472,156
   800,000   Minnesota Housing Finance Agency (Single Family Mortgage),  5.65% due 7/1/2022* .....    Aa2/AA+         761,600
 5,000,000   Minnesota Housing Finance Agency (Single Family Mortgage),  6.85% due 1/1/2024* .....    Aa2/AA+       5,150,000
 1,500,000   Minnesota Public Facilities Authority Water Pollution Control Rev.,
               7.10% due 3/1/20120 ...............................................................    Aaa/AAA       1,550,730
 4,000,000   Minnesota Public Facilities Authority Water Pollution Control Rev.,
               61/4% due 3/1/20150 ...............................................................    Aaa/AAA       4,311,240
 5,000,000   Minnesota State GOs, 5.70% due 5/1/2016 .............................................   Aaa/AAA        5,058,750
 5,000,000   North Saint Paul - Maplewood, MN Independent School District GOs,
               51/8% due 2/1/2025 ................................................................    Aa1/AA+       4,523,700
 2,500,000   Northfield, MN Independent School District GOs, 51/4% due 2/1/2017 ..................    Aa1/NR        2,387,525
 4,000,000   Rochester, MN Health Care Facilities Rev. (Mayo Foundation/Mayo  Medical Center),
               7.45% due 11/15/20060 .............................................................    NR/AA+        4,155,920
 4,500,000   Rochester, MN Health Care Facilities Rev. (Mayo Foundation/Mayo  Medical Center),
               61/4% due 11/15/2014 ..............................................................    NR/AA+        4,725,675
 2,575,000   Rochester, MN Independent School District GOs, 55/8% due 2/1/20160 ..................    Aaa/AA+       2,682,558
 2,715,000   Rochester, MN Independent School District GOs, 55/8% due 2/1/20170 ..................    Aaa/AA+       2,828,406
 4,500,000   Saint Paul, MN Housing and Redevelopment Health Care Rev.,
               (Regions Hospital Project), 5.30% due 5/15/2028 ...................................    NR/BBB+       3,879,855
    45,000   Saint Paul Port Authority, MN Industrial Development Rev. Series E,
               91/8% due 10/1/2000 ...............................................................    NR/CCC           45,064
     5,000   Saint Paul Port Authority, MN Industrial Development Rev. Series H,
               91/8% due 12/1/2000 ...............................................................    NR/CCC            5,004
    55,000   Saint Paul Port Authority, MN Industrial Development Rev. Series I,
               91/8% due 12/1/2000 ...............................................................    NR/CCC           55,041
    50,000   Saint Paul Port Authority, MN Industrial Development Rev. Series E,
               91/8% due 10/1/2001 ...............................................................    NR/CCC           50,103
    10,000   Saint Paul Port Authority, MN Industrial Development Rev. Series H,
               91/8% due 12/1/2001 ...............................................................    NR/CCC           10,030
    55,000   Saint Paul Port Authority, MN Industrial Development Rev. Series I,
               91/8% due 12/1/2001 ...............................................................    NR/CCC           55,167
     5,000   Saint Paul Port Authority, MN Industrial Development Rev. Series L,
               93/4% due 12/1/2001 ...............................................................    NR/CCC            5,025
    50,000   Saint Paul Port Authority, MN Industrial Development Rev. Series E,
               91/8% due 10/1/2002 ...............................................................    NR/CCC           50,039

---------------
+  Ratings have not been audited by Deloitte & Touche LLP.
o  Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1999

MINNESOTA SERIES (CONTINUED)

   FACE                                                                                             RATINGS+         MARKET
  AMOUNT                        MUNICIPAL BONDS                                                    MOODY'S/S&P       VALUE
 --------                       ---------------                                                    -----------     ---------
$   10,000  Saint Paul Port Authority, MN Industrial Development Rev. Series H,
               91/8% due 12/1/2002 ............................................................       NR/CCC   $        9,999
    60,000  Saint Paul Port Authority, MN Industrial Development Rev. Series I,
               91/8% due 12/1/2002 ............................................................       NR/CCC           59,993
    10,000  Saint Paul Port Authority, MN Industrial Development Rev. Series L,
               93/4% due 12/1/2002 ............................................................       NR/CCC           10,023
 1,500,000  Southern Minnesota Municipal Power Agency-- Power Supply System Rev.,
               53/4% due 1/1/2018 .............................................................        A2/A+        1,504,560
 9,010,000  Western Minnesota Municipal Power Agency-- Power Supply Rev.,
               63/8% due 1/1/2016++ ...........................................................       Aaa/AAA       9,801,168
                                                                                                                -------------
TOTAL MUNICIPAL BONDS (Cost $108,901,233)-- 97.4% ..........................................................      108,171,364
VARIABLE RATE DEMAND NOTES (Cost $1,200,000)-- 1.1% ........................................................        1,200,000
OTHER ASSETS LESS LIABILITIES-- 1.5% .......................................................................        1,649,960
                                                                                                                -------------
NET ASSETS-- 100.0% ........................................................................................     $111,021,324
                                                                                                                =============

MISSOURI SERIES

   FACE                                                                                             RATINGS+         MARKET
  AMOUNT                        MUNICIPAL BONDS                                                    MOODY'S/S&P       VALUE
 --------                       ---------------                                                    -----------     ---------
$2,000,000   Columbia, MO Water and Electric System Improvement Rev., 61/8% due 10/1/20120 .....       A1/AA    $   2,136,120
 2,500,000   Curators of the University of Missouri Health Facilities Rev. (University of
               Missouri Health System), 5.60% due 11/1/2026 ....................................      Aaa/AAA       2,405,575
 1,500,000   Hannibal, MO Industrial Development Authority Health Facilities Rev.
               (Hannibal Regional Hospital), 53/4% due 3/1/2022 ................................      Aaa/AAA       1,483,155
 1,000,000   Missouri Development Finance Board Solid Waste Disposal Rev. (The Procter
               & Gamble Company Paper Products Project), 5.20% due 3/15/2029* ..................      Aa2/AA          896,330
   130,000   Missouri School Boards Pooled Financing Program Certificates of Participation,
               73/8% due 3/1/2006 ..............................................................      Aaa/AAA         131,355
   305,000   Missouri School Boards Pooled Financing Program Certificates of Participation,
               7% due 3/1/2006 .................................................................      Aaa/AAA         308,858
 1,000,000   Missouri State Environmental Improvement & Energy Resources Authority Rev.
               (State Revolving Fund Program), 6.55% due 7/1/2014 ..............................      Aa1/NR        1,052,530
 2,500,000   Missouri State Environmental Improvement & Energy Resources Authority Rev.
               (Union Electric Company Project), 5.45% due 10/1/2028* ..........................      A1/AA-        2,308,875
 2,500,000   Missouri State Environmental Improvement & Energy Resources Authority --
               Water Pollution Control Rev. (State Revolving Fund Program),
               5.40% due 7/1/2015 ..............................................................      Aa1/NR        2,445,325
 2,000,000   Missouri State GOs, 55/8% due 4/1/2017 ............................................      Aaa/AAA       2,016,420
 2,500,000   Missouri State Health & Educational Facilities Authority Rev. (Lester E. Cox
               Medical Centers Project), 51/4% due 6/1/2015 ....................................      Aaa/AAA       2,411,825
 1,500,000  Missouri State Health & Educational Facilities Authority Rev. (Sisters of
               Mercy  Health System, St. Louis, Inc.), 61/4% due 6/1/2015 ......................      Aa1/AA+       1,565,955

---------------
+  Ratings have not been audited by Deloitte & Touche LLP.
++ Escrowed-to-maturity security.
o  Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1999

MISSOURI SERIES (CONTINUED)

   FACE                                                                                             RATINGS+         MARKET
  AMOUNT                        MUNICIPAL BONDS                                                    MOODY'S/S&P       VALUE
 --------                       ---------------                                                    -----------     ---------
$1,000,000   Missouri State Health & Educational Facilities Authority Rev. (Sisters of
               Mercy  Health System, St. Louis, Inc.), 5% due 6/1/2019 ..........................     Aa1/AA+     $   891,710
 2,500,000   Missouri State Health & Educational Facilities Authority Rev. (SSM Health Care),
               5% due 6/1/2022 ..................................................................     Aaa/AAA       2,211,950
 2,400,000   Missouri State Health & Educational Facilities Authority Rev.
               (St. Louis University), 5.20% due 10/1/2026 ......................................     Aaa/AAA       2,210,856
 2,500,000   Missouri State Health & Educational Facilities Authority Rev.
               (The Washington University), 5% due 11/15/2037 ...................................     Aa1/AA+       2,140,050
   820,000   Missouri State Housing Development Commission Housing Development Bonds
               (Federally Insured Mortgage Loans), 6% due 10/15/2019 ............................     Aa2/AA+         829,922
 2,285,000   Missouri State Housing Development Commission Single Family Mortgage Rev.
               (Homeownership Loan Program), 5.90% due 9/1/2028* ................................     NR/AAA        2,284,863
 1,000,000   Puerto Rico Highway & Transportation Authority Rev., 51/2% due 7/1/2026 ............     Baa1/A          956,770
 1,500,000   St. Charles County, MO Certificates of Participation (Public Water Supply),
               5.10% due 12/1/2025 ..............................................................     Aaa/NR        1,348,245
 1,500,000   St. Louis, MO Industrial Development Authority Pollution Control Rev.
               (Anheuser-Busch Companies, Inc. Project), 6.65% due 5/1/2016 .....................      A1/A+        1,663,455
 1,500,000   St. Louis, MO Municipal Finance Corporation City Justice Center Leasehold
               Improvement Rev., 5.95% due 2/15/2016 ............................................     Aaa/AAA       1,532,790
 2,400,000   Southeast Missouri Correctional Facility Lease Rev. (Missouri State Project),
               53/4% due 10/15/2016++ ...........................................................     Aa2/NR        2,453,352
 2,000,000   Springfield, MO Waterworks Rev., 5.60% due 5/1/20230 ...............................     Aa2/A+        2,089,440
 2,750,000   University of Missouri Systems Facilities Rev., 51/2% due 11/1/2023 ................     Aa2/AA+       2,664,282
                                                                                                                 ------------
TOTAL MUNICIPAL BONDS (Cost $42,856,546)-- 96.3% ...........................................................       42,440,008
VARIABLE RATE DEMAND NOTES (Cost $900,000)-- 2.0% ..........................................................          900,000
OTHER ASSETS LESS LIABILITIES-- 1.7% .......................................................................          735,226
                                                                                                                 ------------
NET ASSETS-- 100.0% ........................................................................................      $44,075,234
                                                                                                                 ============

NEW YORK SERIES

   FACE                                                                                             RATINGS+         MARKET
  AMOUNT                        MUNICIPAL BONDS                                                    MOODY'S/S&P       VALUE
 --------                       ---------------                                                    -----------     ---------
$2,500,000   Long Island Power Authority, NY Electric Systems General Rev.,
               51/2% due 12/1/2029 ...............................................................    Baa1/A-      $2,329,725
 2,000,000   Metropolitan Transportation Authority, NY (Dedicated Tax Fund),  5% due 4/1/2023 ....    Aaa/AAA       1,782,000
 4,000,000   New York City Municipal Water Finance Authority, NY Water & Sewer
               System Rev., 61/4% due 6/15/20200 .................................................    Aaa/AAA       4,384,560
 4,000,000   New York City Municipal Water Finance Authority, NY Water & Sewer .
               System Rev., 51/8% due 6/15/2030 ..................................................    Aaa/AAA       3,568,520
 1,340,000   New York City, NY GOs, 71/4% due 8/15/20240 .........................................    Aaa/A-        1,415,415

---------------
+  Ratings have not been audited by Deloitte & Touche LLP.
++ Escrowed-to-maturity security.
o  Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1999

NEW YORK SERIES (CONTINUED)

   FACE                                                                                             RATINGS+         MARKET
  AMOUNT                        MUNICIPAL BONDS                                                    MOODY'S/S&P       VALUE
 --------                       ---------------                                                    -----------     ---------
$    5,000   New York City, NY GOs, 71/4% due 8/15/2024 ..........................................     A3/A-   $        5,235
 1,380,000   New York City, NY GOs, 6% due 8/1/2026 ..............................................     A3/A-        1,387,383
 2,400,000   New York City, NY Industrial Development Agency Civic Facility Rev.
               (The Nightingale-Bamford School Project), 5.85% due 1/15/2020 .....................     A3/A         2,407,320
 3,500,000   New York City, NY Transitional Finance Authority (Future Tax Secured Bonds),
               5% due 5/1/2026 ...................................................................    Aa3/AA        3,088,225
 4,000,000   New York City, NY Trust for Cultural Resources Rev. (American Museum of
               Natural History), 5.65% due 4/1/2027 ..............................................    Aaa/AAA       3,934,200
 4,000,000   New York State Dormitory Authority Rev. (Fordham University),  53/4% due 7/1/2015 ...    Aaa/AAA       4,032,960
 4,000,000   New York State Dormitory Authority Rev. (Rochester Institute of Technology),
               51/2% due 7/1/2018 ................................................................    Aaa/AAA       3,901,440
 3,500,000   New York State Dormitory Authority Rev. (Mental Health Services Facilities
               Improvement), 53/4% due 8/15/2022 .................................................     A3/A-        3,417,120
 3,000,000   New York State Dormitory Authority Rev. (Skidmore College), 53/8% due 7/1/2023 ......    Aaa/AAA       2,843,820
 1,500,000   New York State Dormitory Authority Rev. (Vassar Brothers Hospital),
               53/8% due 7/1/2025 ................................................................    Aaa/AAA       1,411,335
 2,000,000   New York State Dormitory Authority Rev. (Hospital for Special Surgery),
               5% due 2/1/2028 ...................................................................    Aaa/AAA       1,751,000
 2,000,000   New York State Dormitory Authority Rev. (Rockefeller University),  5% due 7/1/2028 ..   Aaa/AAA        1,769,640
 4,000,000   New York State Energy Research & Development Authority Gas Facilities Rev.
               (Brooklyn Union Gas), 51/2% due 1/1/2021 ..........................................    Aaa/AAA       3,877,840
 3,000,000   New York State Environmental Facilities Corporation Pollution Control Rev.
               (State Water -- Revolving Fund), 6.90% due 11/15/2015 .............................    Aaa/AAA       3,322,830
 3,000,000   New York State Housing Finance Agency Rev. (Phillips Village Project),
               73/4% due 8/15/2017* ..............................................................     A2/NR        3,238,410
 3,000,000   New York State Local Government Assistance Corp., 6% due 4/1/2024 ...................     A3/A+        3,021,570
 2,000,000   New York State Mortgage Agency Rev. (Homeowner Mortgage),  71/2% due 4/1/2016 .......    Aa2/NR        2,042,160
 1,000,000   New York State Mortgage Agency Rev. (Homeowner Mortgage),  51/2% due 10/1/2028* .....    Aa2/NR          920,120
 1,000,000   New York State Mortgage Agency Rev. (Homeowner Mortgage),  5.65% due 4/1/2030* ......    Aa2/NR          948,600
 2,000,000   New York State Thruway Authority General Rev., 6% due 1/1/20250 .....................    Aaa/AAA       2,159,700
 2,000,000   New York State Thruway Authority (Highway and Bridge Trust Fund),  5% due 4/1/2018 ..     A3/A         1,778,300
 3,000,000   New York State Thruway Authority Service Contract Rev., 61/4% due 4/1/20140 .........    Baa1/NR       3,274,230
 4,000,000   Onondaga County, NY Industrial Development Agency Sewer Facilities Rev.
               (Bristol-Myers Squibb Co. Project), 53/4% due 3/1/2024* ...........................    Aaa/AAA       3,979,000
 2,250,000   Port Authority of New York and New Jersey Consolidated Rev., 61/8% due 6/1/2094 .....    A1/AA-        2,369,452

---------------
+  Ratings have not been audited by Deloitte & Touche LLP.
o  Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1999

NEW YORK SERIES (CONTINUED)

   FACE                                                                                             RATINGS+         MARKET
  AMOUNT                        MUNICIPAL BONDS                                                    MOODY'S/S&P       VALUE
 --------                       ---------------                                                    -----------     ---------
$2,250,000   St. Lawrence County, NY Industrial Development Agency Civic Facility Rev.
               (Clarkson University Project), 51/2% due 7/1/2029 .................................    Baa1/NR    $  2,105,190
 1,800,000   Triborough Bridge & Tunnel Authority General Purpose Rev., 51/2% due 1/1/2030 .......    Aa3/A+        1,713,402
                                                                                                                 ------------
TOTAL MUNICIPAL BONDS (Cost $78,410,705)-- 97.9% ...........................................................       78,180,702
VARIABLE RATE DEMAND NOTES (Cost $500,000)-- 0.6% ..........................................................          500,000
OTHER ASSETS LESS LIABILITIES-- 1.5% .......................................................................        1,184,894
                                                                                                                 ------------
NET ASSETS-- 100.0% ........................................................................................      $79,865,596
                                                                                                                 ============


OHIO SERIES

   FACE                                                                                             RATINGS+         MARKET
  AMOUNT                        MUNICIPAL BONDS                                                    MOODY'S/S&P       VALUE
 --------                       ---------------                                                    -----------     ---------
$2,250,000   Beavercreek Local School District, OH GOs (School Improvement Bonds),
               5.70% due 12/1/2020 ............................................................    Aaa/AAA         $2,252,993
 3,450,000   Big Walnut Local School District, OH School Building Construction &
               Improvement GOs, 7.20% due 6/1/2007o ...........................................    Aaa/AAA          3,684,496
 4,000,000     Butler County, OH Transportation Improvement District Highway
                Improvement Rev., 51/8% due 4/1/2017 ..........................................    Aaa/AAA          3,752,000
 4,000,000   Cleveland, OH Airport System Rev., 51/8% due 1/1/2027* ...........................    Aaa/AAA          3,532,760
 2,395,000   Cleveland, OH Airport System Rev., 51/8% due 1/1/2027 ............................    Aaa/AAA          2,144,675
 5,000,000   Cleveland, OH Public Power System Rev., 5% due 11/15/2024 ........................    Aaa/AAA          4,480,050
 4,915,000   Cleveland, OH Waterworks Improvement First Mortgage Rev., 53/4% due 1/1/20210 ....    Aaa/AAA          5,259,394
    85,000   Cleveland, OH Waterworks Improvement First Mortgage Rev., 53/4% due 1/1/2021 .....    Aaa/AAA             85,212
 4,500,000   Columbus, OH Municipal Airport Authority Rev. (Port Columbus International
               Airport Project), 6% due 1/1/2020* .............................................    Aaa/AAA          4,557,915
 1,000,000   Columbus, OH Municipal Airport Authority Rev. (Port Columbus International
               Airport Project), 5% due 1/1/2028 ..............................................    Aaa/AAA            881,850
 7,000,000   Franklin County, OH GOs, 53/8% due 12/1/2020 .....................................    Aaa/AAA          6,763,470
 1,250,000   Franklin County, OH Hospital Improvement Rev. (The Children's
               Hospital Project), 5.20% due 5/1/2029 ..........................................    Aa3/NR           1,121,762
 7,500,000   Franklin County, OH Hospital Rev. (Riverside United Methodist Hospital),
               53/4% due 5/15/2020 ............................................................    Aa3/NR           7,348,725
 2,500,000   Hamilton County, OH Sewer System Rev., 51/2% due 12/1/2017 .......................    Aaa/AAA          2,477,125
 5,000,000   Hamilton, OH Electric System Mortgage Rev., 6% due 10/15/2023 ....................    Aaa/AAA          5,053,900
 4,000,000   Hudson Local School District, OH GOs, 7.10% due 12/15/2013o ......................    A1/NR            4,227,840
 1,095,000   Lake County, OH Hospital Improvement Rev. (Lake Hospital System Inc.),
               8% due 1/1/2013 ................................................................    Aaa/AAA          1,109,290
 6,425,000   Mahoning County, OH Hospital Rev. (Forum Health Obligated Group), 5% due 11/15/2025   Aaa/AAA          5,628,172
 2,000,000   Ohio Air Quality Development Authority Rev. (Cincinnati Gas & Electric
               Company Project), 5.45% due 1/1/2024 .........................................      Aaa/AAA          1,899,300
 6,500,000   Ohio Air Quality Development Authority Rev. (JMG Project), 63/8% due 1/1/2029* ...    Aaa/AAA          6,727,695


---------------
+  Ratings have not been audited by Deloitte & Touche LLP.
o  Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1999

OHIO SERIES (CONTINUED)

   FACE                                                                                             RATINGS+         MARKET
  AMOUNT                        MUNICIPAL BONDS                                                    MOODY'S/S&P       VALUE
 --------                       ---------------                                                    -----------     ---------
$4,415,000   Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed
               Securities Program), 6.10% due 9/1/2028*                                             NR/AAA         $4,396,899
 2,500,000   Ohio Housing Finance Agency Residential Mortgage Rev.,
               5.40% due 9/1/2029*                                                                  NR/AAA          2,292,500
 1,640,000   Ohio State Higher Educational Facilities Commission Rev. (Oberlin College
               Project), 53/8% due 10/1/20150                                                       NR/AA           1,722,246
 1,360,000   Ohio State Higher Educational Facilities Commission Rev. (Oberlin
               College  Project), 53/8% due 10/1/2015                                               NR/AA           1,330,746
 4,000,000   Ohio State Higher Educational Facilities Commission Rev. (University of
               Dayton Project), 5.40% due 12/1/2022                                                 Aaa/AAA         3,841,400
 2,000,000   Ohio State Liquor Profits Rev., 6.85% due 3/1/2000                                     Aaa/AAA         2,025,740
 4,000,000   Ohio State Public Facilities Commission Rev. (Higher Education Capital Facilities),
               6.30% due 5/1/20060                                                                  Aaa/AAA         4,208,000
 2,190,000   Ohio State Water Development Authority Rev. (Safe Water), 93/8% due 12/1/2010++        Aaa/AAA         2,651,630
 7,500,000   Ohio State Water Development Authority Rev. (Fresh Water), 51/8% due 12/1/2023         Aaa/AAA         6,827,625
 5,000,000   Ohio State Water Development Authority Rev. (Community Assistance),
               5 3/8% due 12/1/2024                                                                 Aaa/AAA         4,764,550
 5,000,000   Ohio State Water Development Authority Rev. (Dayton Power & Light Co.
               Project), 6.40% due 8/15/2027                                                        Aa3/AA-         5,189,750
 2,500,000   Ohio State Water Development Authority Solid Waste Disposal Rev.
               (North Star BHP Steel, L.L.C. Project -- Cargill, Incorporated, Guarantor),
               6.30% due 9/1/2020*                                                                  A1/A+           2,538,700
 3,000,000   Ohio Turnpike Commission, OH Turnpike Rev., 51/2% due 2/15/2026                        Aaa/AAA         2,934,450
 2,955,000   Pickerington Local School District, OH School Building Construction GOs,
               8% due 12/1/2005++                                                                   Aaa/AAA         3,336,165
 4,000,000   Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2036               Baa1/A          3,818,000
 1,000,000   Puerto Rico Telephone Authority Rev., 51/2% due 1/1/20220                              A/AAA           1,055,930
 2,500,000   Twinsburg City School District, OH School Improvement GOs,
               5.90% due 12/1/2021                                                                  Aaa/AAA         2,533,300
 3,000,000   University of Toledo, OH General Receipts Bonds, 7.10% due 6/1/20100                   Aaa/AAA         3,125,730
 2,000,000   Worthington City School District, OH School Building Construction &
               Improvement GOs, 83/4% due 12/1/2002                                                 Aaa/AAA         2,055,880
                                                                                                                 ------------
TOTAL MUNICIPAL BONDS (Cost $133,630,999)-- 98.0%                                                                 133,637,865
VARIABLE RATE DEMAND NOTES (Cost $600,000)-- 0.4%                                                                     600,000
OTHER ASSETS LESS LIABILITIES-- 1.6%                                                                                2,140,861
                                                                                                                 ------------
NET ASSETS-- 100.0%                                                                                              $136,378,726
                                                                                                                 ============

---------------
+  Ratings have not been audited by Deloitte & Touche LLP.
o  Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1999

OREGON SERIES


   FACE                                                                                           RATINGS+           MARKET
  AMOUNT                        MUNICIPAL BONDS                                                  MOODY'S/S&P         VALUE
 --------                       ---------------                                                  -----------       ---------
$2,000,000   Benton County, OR Hospital Facilities Authority Rev. (Samaritan Health
               Services Project), 51/8% due 10/1/2028 ..........................................   NR/A            $1,743,600
 2,000,000   Chemeketa, OR Community College District GOs, 5.95% due 6/1/20160 .................   Aaa/AAA          2,138,020
 1,500,000   Clackamas County, OR Hospital Facility Authority
               Rev. (Legacy Health System), 5 1/4% due 2/15/2018 ...............................   NR/AA            1,397,775
 1,000,000   Clackamas & Washington Counties, OR GOs (West Linn -- Wilsonville
               School District), 5% due 6/1/2017 ...............................................   Aaa/AAA            928,920
 1,395,000   Eugene, OR Trojan Nuclear Project Rev., 5.90% due 9/1/2009                            Aa1/AA-          1,422,900
 1,250,000   Multnomah County, OR Education Facility Rev. (University of Portland),
               5% due 4/1/2018 .................................................................   Aaa/AAA          1,146,737
 1,750,000   Multnomah County School District, OR GOs, 51/2% due 6/1/2015                          A1/A+            1,744,400
 2,000,000   North Clackamas Parks & Recreation District -- Clackamas
               County, OR Rev. (Recreational Facilities), 5.70% due 4/1/2013 ...................   NR/A-            2,019,720
 2,000,000   North Wasco County People's Utility District -- Wasco County,
               OR Rev. (Bonneville Power Administration), 5.20% due 12/1/2024 ..................   Aa1/AA-          1,832,120
   750,000   Ontario, OR Hospital Facility Authority Health Facilities Rev. Catholic Health
               Corporation (Dominican Sisters of Ontario Inc., d.b.a. Holy Rosary Medical
               Center Project), 6.10% due 11/15/2017 ...........................................   Aa2/AA             767,115
 2,500,000   Oregon Department of Administrative Services Certificates of Participation,
               5.80% due 5/1/20240 .............................................................   Aaa/AAA          2,678,025
 2,250,000   Oregon Department of Administrative Services Certificates of Participation,
               5% due 5/1/2024 .................................................................   Aaa/AAA          2,007,540
 1,000,000   Oregon Department of Transportation Regional Light Rail Extension Rev.,
               6.20% due 6/1/2008 ..............................................................   Aaa/AAA          1,077,210
 2,000,000   Oregon Health, Housing, Educational & Cultural Facilities Authority Rev.
               (Linfield College Project), 51/4% due 10/1/2023 .................................   Baa1/NR          1,808,140
 2,500,000   Oregon Health, Housing, Educational & Cultural Facilities Authority Rev.
               (Reed College Project), 53/8% due 7/1/2025 ......................................   NR/AA-           2,361,775
 1,250,000   Oregon Health Sciences University Rev., 51/4% due 7/1/2028 ........................   Aaa/AAA          1,139,650
 2,000,000   Oregon Housing & Community Services Department Housing & Finance Rev.
               (Assisted or Insured Multi-Unit Program), 53/4% due 7/1/2012 ....................   Aa2/A+           2,024,180
   840,000   Oregon Housing & Community Services Department Mortgage Rev.
               (Single Family Mortgage Program), 5.65% due 7/1/2019* ...........................   Aa2/NR             804,283
 1,000,000   Oregon Housing & Community Services Department Mortgage Rev.
               (Single Family Mortgage Program), 6% due 7/1/2027* ..............................   Aa2/NR           1,003,260
   500,000   Oregon Housing & Community Services Department Mortgage Rev.
               (Single Family Mortgage Program), 53/4% due 7/1/2029* ...........................   Aa2/NR             482,700

   500,000   Oregon State GOs (Veterans' Welfare), 9% due 10/1/2006 ............................   Aa2/AA             625,000

---------------
+  Ratings have not been audited by Deloitte & Touche LLP.
o  Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1999

OREGON SERIES (CONTINUED)

   FACE                                                                                           RATINGS+           MARKET
  AMOUNT                        MUNICIPAL BONDS                                                  MOODY'S/S&P         VALUE
 --------                       ---------------                                                  -----------       ---------
$1,260,000   Oregon State GOs (Veterans' Welfare), 57/8% due 10/1/2018 .......................     Aa2/AA          $1,266,779
   250,000   Oregon State GOs (Elderly & Disabled Housing), 7.20% due 8/1/2021 ...............     Aa2/AA             260,210
 1,000,000   Oregon State GOs (Elderly & Disabled Housing), 6.60% due 8/1/2022* ..............     Aa2/AA           1,055,580
   950,000   Port of Portland, OR International Airport Rev., 7.10% due 7/1/2021*0 ...........     Aaa/AAA          1,096,614
    50,000   Port of Portland, OR International Airport Rev., 7.10% due 7/1/2021*0 ...........     Aaa/AAA             52,912
   500,000   Port of Portland, OR International Airport Rev., 53/4% due 7/1/2025* ............     Aaa/AAA            492,030
 1,500,000   Port of Portland, OR International Airport Rev., 55/8% due 7/1/2026* ............     Aaa/AAA          1,452,525
 2,000,000   Portland, OR GOs, 5.60% due 6/1/2014 ............................................     Aa2/NR           2,018,420
 1,250,000   Portland, OR Hospital Facilities Authority Rev. (Legacy Health System),
               6 5/8% due 5/1/2011 ...........................................................     Aaa/AAA          1,313,462
 2,500,000   Portland, OR Sewer System Rev., 5% due 6/1/2015 .................................     Aaa/AAA          2,354,625
 1,000,000   Puerto Rico Highway & Transportation Authority Rev., 51/2% due
               7/1/2026 ......................................................................     Baa1/A             956,770
   630,000   Puerto Rico Housing Finance Corp. Single Family Mortgage Rev.),
               6.85% due 10/15/2023 ..........................................................     Aaa/AAA            656,542
  1,000,000   Puerto Rico Ports Authority Rev., 7% due 7/1/2014* ..............................     Aaa/AAA         1,057,040
 2,000,000   Salem, OR Hospital Facility Authority Rev. (Salem Hospital), 5% due 8/15/2018 ...     NR/AA-           1,800,800
 2,600,000   Salem, OR Pedestrian Safety Improvements GOs, 53/4% due 5/1/20110 ...............     Aaa/AAA          2,748,460
 1,110,000   Tualatin Development Commission, OR (Urban Renewal & Redevelopment),
               73/8% due 1/1/2007 ............................................................     Baa1/NR          1,118,203
   500,000   Virgin Islands Public Finance Authority Rev., 51/2% due 10/1/2022 ...............       NR/BBB-          468,435
 2,500,000   Washington and Multnomah Counties, OR (Beaverton School District),
               5% due 8/1/2017 ...............................................................     Aa2/AA-          2,308,100
 1,500,000   Washington County, OR Unified Sewerage Agency Rev., 53/4% due 10/1/2011 .........     Aaa/AAA          1,577,085
                                                                                                                  -----------
TOTAL MUNICIPAL BONDS (Cost $55,157,115)-- 97.4% ...........................................................       55,207,662
VARIABLE RATE DEMAND NOTES (Cost $500,000)-- 0.9% ..........................................................          500,000
OTHER ASSETS LESS LIABILITIES-- 1.7% .......................................................................          996,119
                                                                                                                  -----------
NET ASSETS-- 100.0% ........................................................................................      $56,703,781
                                                                                                                  ===========

---------------
+  Ratings have not been audited by Deloitte & Touche LLP.
o  Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1999

SOUTH CAROLINA SERIES

   FACE                                                                                           RATINGS+           MARKET
  AMOUNT                        MUNICIPAL BONDS                                                  MOODY'S/S&P         VALUE
 --------                       ---------------                                                  -----------       ---------
$3,000,000   Berkeley County, SC Water & Sewer Rev., 5.55% due 6/1/2016 .....................      Aaa/AAA         $2,958,060
   745,000   Charleston County, SC Public Facilities Corp. Certificates of Participation,
               7.15% due 2/1/2004 ...........................................................      A1/A               767,223
   770,000   Charleston County, SC Public Facilities Corp. Certificates of Participation,
               7.15% due 8/1/2004 ...........................................................      A1/A               792,969
   800,000   Charleston County, SC Public Facilities Corp. Certificates of Participation,
               7.20% due 2/1/2005 ...........................................................      A1/A               823,856
 2,500,000   Charleston, SC Waterworks & Sewer System Rev., 6% due 1/1/2012 .................      A1/AA-           2,580,000
 5,000,000   Coastal Carolina University, SC Improvement Rev., 5.30% due 6/1/2026 ...........      Aaa/NR           4,631,750
 6,000,000   Darlington County, SC Industrial Development Rev. (Nucor Corporation Project),
               5 3/4% due 8/1/2023* .........................................................      A1/AA-           5,915,280
 3,500,000   Darlington County, SC Industrial Development Rev. (Sonoco Products
               Company Project), 6% due 4/1/2026* ...........................................      A2/A             3,502,310
 2,500,000   Fairfield County, SC Pollution Control Rev. (South Carolina Electric & Gas
               Company), 6 1/2% due 9/1/2014 ................................................      A1/A+            2,672,575
 1,000,000   Georgetown County, SC Pollution Control Facilities Rev. (International Paper
               Company), 7 3/8% due 6/15/2005 ...............................................      A3/BBB+          1,011,540
 3,000,000   Greenville Hospital System, SC Hospital Facilities Rev., 51/2% due 5/1/2016 ....      NR/AA            2,889,330
 2,000,000   Greenville Hospital System, SC Hospital Facilities Rev., 51/4% due 5/1/2023 ....      Aa3/AA           1,779,620
 3,000,000   Greenwood County, SC Hospital Facilities Rev. (Self Memorial Hospital),
               5 7/8% due 10/1/2017 .........................................................      Aaa/AAA          3,008,250
 1,600,000   Lancaster County, SC School District GOs, 6.60% due 7/1/20120 ..................      Aaa/AAA          1,723,776
 5,000,000   Lexington County, SC Hospital Rev. (Health Services District, Inc.),
               5 1/8% due 11/1/2026 .........................................................      Aaa/AAA          4,417,600
 1,000,000   Lexington County School District, SC Certificates of Participation
               (Red Bank/White Knoll Elementary Project), 7.10% due 9/1/2011o ...............      Aaa/AAA          1,072,130
 1,000,000   Medical University South Carolina Hospital Facilities Rev., 5.60% due 7/1/2011 .      Aaa/AAA          1,037,430
 3,000,000   Mount Pleasant, SC Water & Sewer Rev., 6% due 12/1/2020 ........................      Aaa/AAA          3,032,850
 1,500,000   North Charleston Sewer District, SC Rev., 63/8% due 7/1/2012 ...................      Aaa/AAA          1,656,765
 5,000,000   Oconee County, SC Pollution Control Rev. (Duke Power Co. Project),
               5.80% due 4/1/2014 ...........................................................      Aa2/AA-          5,042,100
 1,250,000   Piedmont Municipal Power Agency, SC Electric Rev., 61/4% due 1/1/2021 ..........      Aaa/AAA          1,335,550
 1,000,000   Puerto Rico Highway & Transportation Authority Rev., 51/2% due 7/1/2036 ........      Baa1/A             954,500
 2,000,000   Puerto Rico Highway & Transportation Authority Rev., 5% due 7/1/2038 ...........      Baa1/A           1,732,180

---------------
+  Ratings have not been audited by Deloitte & Touche LLP.
o  Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

   FACE                                                                                           RATINGS+           MARKET
  AMOUNT                        MUNICIPAL BONDS                                                  MOODY'S/S&P         VALUE
 --------                       ---------------                                                  -----------       ---------
$2,500,000   Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control
               Facilities Financing Authority Higher Education Rev. (Inter-American
               University of Puerto Rico Project), 5% due 10/1/2022 .........................      Aaa/AAA         $2,268,350
   2,000,000  Richland County, SC Solid Waste Disposal Facilities Rev. (Union Camp
               Corp. Project), 7.45% due 4/1/2021* ..........................................      A3/BBB+          2,114,200
 1,000,000   Richland County, SC Solid Waste Disposal Facilities Rev. (Union Camp
               Corp. Project), 7 1/8% due 9/1/2021* .........................................      A3/BBB+          1,056,170
 5,000,000   Rock Hill, SC Combined Utilities System Rev., 5% due 1/1/2020 ..................      Aaa/AAA          4,510,000
 3,000,000   South Carolina Job--Economic Development Authority Hospital Rev.
               (Anderson Area Medical Center, Inc.), 5 1/4% due 2/1/2018 ....................      NR/AA-           2,779,860
 2,000,000   South Carolina Jobs--Economic Development Authority Hospital Rev.
               (Georgetown Memorial Hospital), 5% due 11/1/2029 .............................      Aaa/NR           1,722,860
 5,000,000   South Carolina Public Service Authority Rev., 57/8% due 1/1/2023 ...............      Aaa/AAA          5,001,100
   500,000   South Carolina State Housing Finance & Development Authority Rev.
               (Homeownership Mortgage), 7.55% due 7/1/2011 .................................      Aa2/AA             510,610
 2,055,000   South Carolina State Housing Finance & Development Authority Rental
               Housing Rev. (North Bluff Project), 5.60% due 7/1/2016 .......................      NR/AA            2,011,126
 1,000,000   South Carolina State Housing Finance & Development Authority
               Rev. (Multi-Family Development), 6 7/8% due 11/15/2023 .......................      Aaa/NR           1,044,940
 4,640,000   South Carolina State Housing Finance & Development Authority Mortgage Rev.,
               5.40% due 7/1/2029* ..........................................................      Aaa/NR           4,213,816
 5,000,000   South Carolina State Ports Authority Rev., 5.30% due 7/1/2026* .................      Aaa/AAA          4,538,600
 5,000,000   South Carolina Transportation Infrastructure Bank Rev., 53/8% due 10/1/2024 ....      Aaa/NR           4,727,600
 2,500,000   Spartanburg, SC Water System Rev., 5% due 6/1/2027 .............................      Aaa/AAA          2,197,825
 3,000,000   University of South Carolina Rev., 53/4% due 6/1/2026 ..........................      Aaa/AAA          2,951,490
                                                                                                                  -----------
TOTAL MUNICIPAL BONDS (Cost $98,132,261)-- 97.9%                                                                   96,986,191
VARIABLE RATE DEMAND NOTES (Cost $400,000)-- 0.4%                                                                     400,000
OTHER ASSETS LESS LIABILITIES-- 1.7%                                                                                1,678,094
                                                                                                                  -----------
NET ASSETS-- 100.0%                                                                                               $99,064,285
                                                                                                                  ===========

---------------
+  Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999

                                                    NATIONAL         COLORADO           GEORGIA         LOUISIANA        MARYLAND
                                                     SERIES           SERIES             SERIES           SERIES          SERIES
                                                 -------------     -------------     -------------    -------------    -------------
ASSETS:
Investments, at value (See
  portfolios of investments):
  Long-term holdings ........................    $  96,351,833     $  44,704,889     $  44,419,672    $  50,767,782    $  50,811,750
  Short-term holdings .......................          900,000           100,000                --          800,000          700,000
                                                 -------------     -------------     -------------    -------------    -------------
                                                    97,251,833        44,804,889        44,419,672       51,567,782       51,511,750
Cash ........................................           77,686            77,601            99,596           59,574          106,165
Interest receivable .........................        1,480,103           872,566           835,308          890,119          904,060
Expenses prepaid to shareholder
  service agent .............................           16,018             6,048             5,670            7,034            7,182
Receivable for Capital Stock sold ...........           12,230                --             5,607           57,517               --
Receivable for securities sold ..............               --                --                --          100,000           15,040
Other .......................................            9,046               550               592              631              637
                                                 -------------     -------------     -------------    -------------    -------------
TOTAL ASSETS ................................       98,846,916        45,761,654        45,366,445       52,682,657       52,544,834
                                                 -------------     -------------     -------------    -------------    -------------

LIABILITIES:
Dividends payable ...........................          148,680            66,918            65,854           79,075           78,425
Payable for Capital Stock
  repurchased ...............................           83,420             6,633            46,648           82,325           17,123
Payable for securities purchased ............               --                --                --               --               --
Accrued expenses and other ..................          124,380            61,665            68,038           70,443           76,740
                                                 -------------     -------------     -------------    -------------    -------------
TOTAL LIABILITIES ...........................          356,480           135,216           180,540          231,843          172,288
                                                 -------------     -------------     -------------    -------------    -------------
NET ASSETS ..................................    $  98,490,436     $  45,626,438     $  45,185,905    $  52,450,814    $  52,372,546
                                                 =============     =============     =============    =============    =============

COMPOSITION OF NET ASSETS:
Capital Stock, at par:
  Class A ...................................    $      11,764     $       6,292     $       5,510    $       6,603    $       6,355
  Class C ...................................               15                 9                23               --                9
  Class D ...................................            1,052               129               298              116              356
Additional paid-in capital ..................      100,603,889        45,964,884        44,142,514       52,131,570       51,362,285
Undistributed/accumulated net
  realized gain (loss) ......................       (1,347,292)          314,611           879,386          298,056           20,265

Net unrealized appreciation
  (depreciation) of investments .............         (778,992)         (659,487)          158,174           14,469          983,276
                                                 -------------     -------------     -------------    -------------    -------------
Net Assets ..................................    $  98,490,436     $  45,626,438     $  45,185,905    $  52,450,814    $  52,372,546
                                                 =============     =============     =============    =============    =============

NET ASSETS:
  Class A ...................................    $  90,295,874     $  44,649,010     $  42,692,018    $  51,543,103    $  49,522,785
  Class C ...................................    $     115,095     $      60,163     $     175,613    $           8    $      74,666
  Class D ...................................    $   8,079,467     $     917,265     $   2,318,274    $     907,703    $   2,775,095

SHARES OF CAPITAL STOCK
  OUTSTANDING ($.001 par value):
  Class A ...................................       11,763,732         6,292,081         5,510,158        6,602,610        6,354,635
  Class C ...................................           14,996             8,485            22,619                1            9,573
  Class D ...................................        1,052,626           129,412           298,565          116,303          355,819

NET ASSET VALUE PER SHARE:

  CLASS A ...................................    $        7.68     $        7.10     $        7.75    $        7.81    $        7.79
  CLASS C ...................................    $        7.68     $        7.09     $        7.76    $        7.80    $        7.80
  CLASS D ...................................    $        7.68     $        7.09     $        7.76    $        7.80    $        7.80

----------
See Notes to Financial Statements.

                                                        MASSACHUSETTS          MICHIGAN           MINNESOTA              MISSOURI
                                                            SERIES              SERIES              SERIES                SERIES
                                                        -------------        -------------       -------------        -------------
ASSETS:
Investments, at value (See
  portfolios of investments):
  Long-term holdings ............................       $  94,412,784        $ 125,030,911       $ 108,171,364        $  42,440,008
  Short-term holdings ...........................           5,100,000            1,500,000           1,200,000              900,000
                                                        -------------        -------------       -------------        -------------
                                                           99,512,784          126,530,911         109,371,364           43,340,008
Cash ............................................             137,487              129,361              88,212              146,038
Interest receivable .............................           1,485,087            2,397,470           1,843,294              862,910
Expenses prepaid to shareholder
  service agent .................................              13,231               16,753              15,877                6,048
Receivable for Capital Stock sold ...............              41,352                  953              74,291               10,711
Receivable for securities sold ..................              86,740                   --                  --                   --
Other ...........................................               1,307                1,580               1,363                  545
                                                        -------------        -------------       -------------        -------------
TOTAL ASSETS ....................................         101,277,988          129,077,028         111,394,401           44,366,260
                                                        -------------        -------------       -------------        -------------

LIABILITIES:
Dividends payable ...............................             139,211              191,115             164,837               63,086
Payable for Capital Stock
  repurchased ...................................              87,133              981,856              77,290              165,101
Payable for securities purchased ................           4,839,869                   --                  --                   --
Accrued expenses and other ......................             121,211              155,727             130,950               62,839
                                                        -------------        -------------       -------------        -------------
TOTAL LIABILITIES ...............................           5,187,424            1,328,698             373,077              291,026
                                                        -------------        -------------       -------------        -------------
NET ASSETS ......................................       $  96,090,564        $ 127,748,330       $ 111,021,324        $  44,075,234
                                                        =============        =============       =============        =============

COMPOSITION OF NET ASSETS:
Capital Stock, at par:
  Class A .......................................       $      12,444        $      15,613       $      14,827        $       5,960
  Class C .......................................                  31                   15                  --                    3
  Class D .......................................                 393                  258                 252                   85
Additional paid-in capital ......................          96,975,267          127,215,076         111,141,369           44,443,642
Undistributed/accumulated net
  realized gain (loss) ..........................             541,088              481,659             594,745               42,082

Net unrealized appreciation
  (depreciation) of investments .................          (1,438,659)              35,709            (729,869)            (416,538)
                                                        -------------        -------------       -------------        -------------
Net Assets ......................................       $  96,090,564        $ 127,748,330       $ 111,021,324        $  44,075,234
                                                        =============        =============       =============        =============

NET ASSETS:
  Class A .......................................       $  92,929,094        $ 125,559,543       $ 109,165,501        $  43,436,867
  Class C .......................................       $     228,113        $     114,458       $           7        $      21,241
  Class D .......................................       $   2,933,357        $   2,074,329       $   1,855,816        $     617,126

SHARES OF CAPITAL STOCK
  OUTSTANDING ($.001 par value):
  Class A .......................................          12,444,174           15,613,059          14,826,476            5,960,302
  Class C .......................................              30,554               14,249                   1                2,914
  Class D .......................................             392,913              258,231             252,040               84,672

NET ASSET VALUE PER SHARE:

  CLASS A .......................................       $        7.47        $        8.04       $        7.36        $        7.29
  CLASS C .......................................       $        7.47        $        8.03       $        7.36        $        7.29
  CLASS D .......................................       $        7.47        $        8.03       $        7.36        $        7.29

                                                            NEW YORK               OHIO               OREGON          SOUTH CAROLINA
                                                             SERIES               SERIES              SERIES              SERIES
                                                         -------------        -------------       -------------       -------------
ASSETS:
Investments, at value (See
  portfolios of investments):
  Long-term holdings .............................       $  78,180,702        $ 133,637,865       $  55,207,662       $  96,986,191
  Short-term holdings ............................             500,000              600,000             500,000             400,000
                                                         -------------        -------------       -------------       -------------
                                                            78,680,702          134,237,865          55,707,662          97,386,191
Cash .............................................             130,687               89,261              71,713             144,015
Interest receivable ..............................           1,375,340            2,407,651           1,048,750           1,808,965
Expenses prepaid to shareholder
  service agent ..................................              10,207               17,767               7,561              13,231
Receivable for Capital Stock sold ................               2,590               51,418               4,764              23,946
Receivable for securities sold ...................                  --                   --             140,353
Other ............................................                 990                1,693                 688               1,238
                                                         -------------        -------------       -------------       -------------
TOTAL ASSETS .....................................          80,200,516          136,805,655          56,981,491          99,377,586
                                                         -------------        -------------       -------------       -------------

LIABILITIES:
Dividends payable ................................             118,517              206,237              80,916             147,603
Payable for Capital Stock
  repurchased ....................................             112,851               69,428             123,324              46,032
Payable for securities purchased .................                  --                   --                  --                  --
Accrued expenses and other .......................             103,552              151,264              73,470             119,666
                                                         -------------        -------------       -------------       -------------
TOTAL LIABILITIES ................................             334,920              426,929             277,710             313,301
                                                         -------------        -------------       -------------       -------------
NET ASSETS .......................................       $  79,865,596        $ 136,378,726       $  56,703,781       $  99,064,285
                                                         =============        =============       =============       =============

COMPOSITION OF NET ASSETS:
Capital Stock, at par:
  Class A ........................................       $       9,984        $      17,681       $       7,281       $      12,104
  Class C ........................................                  24                    2                  --                  44
  Class D ........................................                 369                  173                 298                 775
Additional paid-in capital .......................          80,123,675          136,080,439          56,265,935          99,383,656
Undistributed/accumulated net
  realized gain (loss) ...........................             (38,453)             273,565             379,720             813,776

Net unrealized appreciation
  (depreciation) of investments ..................            (230,003)               6,866              50,547          (1,146,070)
                                                         -------------        -------------       -------------       -------------
Net Assets .......................................       $  79,865,596        $ 136,378,726       $  56,703,781       $  99,064,285
                                                         =============        =============       =============       =============

NET ASSETS:
  Class A ........................................       $  76,832,420        $ 135,034,266       $  54,472,877       $  92,793,466
  Class C ........................................       $     189,227        $      17,354       $           8       $     335,045
  Class D ........................................       $   2,843,949        $   1,327,106       $   2,230,896       $   5,935,774

SHARES OF CAPITAL STOCK
  OUTSTANDING ($.001 par value):
  Class A ........................................           9,983,619           17,680,543           7,280,478          12,103,778
  Class C ........................................              24,565                2,261                   1              43,745
  Class D ........................................             369,232              172,900             298,402             775,003

NET ASSET VALUE PER SHARE:

  CLASS A ........................................       $        7.70        $        7.64       $        7.48       $        7.67
  CLASS C ........................................       $        7.70        $        7.68       $        7.48       $        7.66
  CLASS D ........................................       $        7.70        $        7.68       $        7.48       $        7.66

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999

                                                      NATIONAL         COLORADO         GEORGIA         LOUISIANA         MARYLAND
                                                       SERIES           SERIES           SERIES           SERIES          SERIES
                                                    -----------      -----------      -----------      -----------      -----------
INVESTMENT INCOME:
Interest ......................................     $ 5,963,680      $ 2,594,201      $ 2,700,531      $ 3,099,085      $ 3,167,637
                                                    -----------      -----------      -----------      -----------      -----------

EXPENSES:
Management fees ...............................         527,074          236,902          247,712          276,780          280,990
Distribution and service fees .................         167,666           54,836           75,460           62,013           85,666
Shareholder account services ..................         138,107           64,517           71,553           72,335           80,702
Auditing and legal fees .......................          31,737           26,562           20,612           27,761           25,316
Registration ..................................          29,474           12,083           11,553            8,536           15,550
Custody and related services ..................          18,973           11,897            9,305            9,067           12,824
Shareholder reports and communications ........          12,045            5,098            7,481            7,172            7,179
Directors' fees and expenses ..................           9,028            7,090            7,031            7,347            7,361
Miscellaneous .................................           4,689            2,941            3,061            3,166            3,221
                                                    -----------      -----------      -----------      -----------      -----------
TOTAL EXPENSES ................................         938,793          421,926          453,768          474,177          518,809
                                                    -----------      -----------      -----------      -----------      -----------
NET INVESTMENT INCOME .........................       5,024,887        2,172,275        2,246,763        2,624,908        2,648,828
                                                    -----------      -----------      -----------      -----------      -----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments .......         211,923          430,454          884,473          303,123           30,812
Net change in unrealized
  appreciation of investments .................      (8,530,095)      (3,920,316)      (4,441,923)      (4,254,499)      (3,439,773)
                                                    -----------      -----------      -----------      -----------      -----------
NET LOSS ON INVESTMENTS .......................      (8,318,172)      (3,489,862)      (3,557,450)      (3,951,376)      (3,408,961)
                                                    -----------      -----------      -----------      -----------      -----------
DECREASE IN NET ASSETS FROM OPERATIONS ........     $(3,293,285)     $(1,317,587)     $(1,310,687)     $(1,326,468)     $  (760,133)
                                                    ===========      ===========      ===========      ===========      ===========

----------
See Notes to Financial Statements.

                                              MASSACHUSETTS       MICHIGAN       MINNESOTA       MISSOURI
                                                 SERIES            SERIES         SERIES          SERIES
                                               -----------      -----------     -----------     -----------
INVESTMENT INCOME:
Interest..................................     $ 5,682,127      $ 7,724,930     $ 6,626,483     $ 2,601,285
                                               -----------      -----------     -----------     -----------

EXPENSES:
Management fees...........................         527,272          696,613         596,977         242,203
Distribution and service fees.............         129,426          165,574         140,152          52,103
Shareholder account services..............         136,008          182,464         170,276          70,841
Auditing and legal fees...................          34,033           38,939          43,018          24,454
Registration..............................          16,123           21,254          17,758          11,577
Custody and related services..............          27,374           28,645          28,666          11,821
Shareholder reports and communications....          14,444           17,965          10,452           5,643
Directors' fees and expenses..............           8,653            9,147           8,879           7,118
Miscellaneous.............................           4,802            5,893           5,347           3,086
                                               -----------      -----------     -----------     -----------
TOTAL EXPENSES............................         898,135        1,166,494       1,021,525         428,846
                                               -----------      -----------     -----------     -----------
NET INVESTMENT INCOME.....................       4,783,992        6,558,436       5,604,958       2,172,439
                                               -----------      -----------     -----------     -----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:                           836,791          616,641         607,305          48,875
Net realized gain (loss) on investments...
Net change in unrealized                       (10,688,280)     (10,841,083)     (8,515,969)    (3,922,017)
  appreciation of investments                  -----------      -----------     -----------     -----------
                                                (9,851,489)     (10,224,442)     (7,908,664)     (3,873,142)
NET LOSS ON INVESTMENTS...................     -----------      -----------     -----------     -----------
                                               $(5,067,497)     $(3,666,006)    $(2,303,706)    $(1,700,703)
DECREASE IN NET ASSETS FROM OPERATIONS....     ===========      ===========     ===========     ===========

                                                 NEW YORK           OHIO          OREGON      SOUTH CAROLINA
                                                  SERIES           SERIES         SERIES          SERIES
                                                -----------     -----------     -----------     -----------
INVESTMENT INCOME:
Interest..................................      $ 4,666,126     $ 8,269,587     $ 3,216,326     $ 5,944,698
                                                -----------     -----------     -----------     -----------

EXPENSES:
Management fees...........................          428,752         740,911         299,155         542,489
Distribution and service fees.............          114,966         162,097          84,456         165,063
Shareholder account services..............          105,556         191,068          82,032         145,959
Auditing and legal fees...................           27,899          43,949          33,035          33,604
Registration..............................           14,964          21,199          11,508          14,928
Custody and related services..............            8,280          22,362          12,281          24,859
Shareholder reports and communications....           11,028          10,679           5,110          12,403
Directors' fees and expenses..............            8,294           9,373           7,239           7,967
Miscellaneous.............................            4,052           6,142           3,323           4,780
                                                -----------     -----------     -----------     -----------
TOTAL EXPENSES............................          723,791       1,207,780         538,139         952,052
                                                -----------     -----------     -----------     -----------
NET INVESTMENT INCOME.....................        3,942,335       7,061,807       2,678,187       4,992,646
                                                -----------     -----------     -----------     -----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:                            (30,466)        297,271         383,853         969,149
Net realized gain (loss) on investments...
Net change in unrealized                         (7,250,070)    (11,188,018)     (4,304,261)     (9,667,415)
  appreciation of investments                   -----------     -----------     -----------     -----------
                                                 (7,280,536)    (10,890,747)     (3,920,408)     (8,698,266)
NET LOSS ON INVESTMENTS...................      -----------     -----------     -----------     -----------
                                                $(3,338,201)    $(3,828,940)    $(1,242,221)    $(3,705,620)
DECREASE IN NET ASSETS FROM OPERATIONS....      ===========     ===========     ===========     ===========

STATEMENT OF CHANGES IN NET ASSETS

                                              NATIONAL SERIES                 COLORADO SERIES                 GEORGIA SERIES
                                       --------------------------------------------------------------------------------------------
                                          YEAR ENDED SEPTEMBER 30,        YEAR ENDED SEPTEMBER 30,        YEAR ENDED SEPTEMBER 30,
                                       --------------------------------------------------------------------------------------------
                                           1999            1998            1999            1998            1999            1998
                                       ------------    ------------    ------------    ------------    ------------    ------------
OPERATIONS:
Net investment income ..............   $  5,024,887    $  4,996,585    $  2,172,275    $  2,274,183    $  2,246,763    $  2,287,170
Net realized gain on investments ...        211,923       1,375,240         430,454       1,217,468         884,473         355,347
NET CHANGE IN UNREALIZED
  APPRECIATION OF INVESTMENTS ......     (8,530,095)      2,557,155      (3,920,316)        133,704      (4,441,923)      1,483,755
                                       ------------    ------------    ------------    ------------    ------------    ------------
Increase (Decrease) in Net Assets
  from Operations ..................     (3,293,285)      8,928,980      (1,317,587)      3,625,355      (1,310,687)      4,126,272
                                       ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ..........................     (4,766,686)     (4,774,389)     (2,141,971)     (2,263,810)     (2,145,554)     (2,185,497)
  Class C ..........................           (996)             --            (638)             --          (1,879)             --
  Class D ..........................       (257,205)       (222,196)        (29,666)        (10,373)        (99,330)       (101,673)
Net realized gain on investments:
  Class A ..........................             --              --              --              --        (256,931)       (187,062)
  Class C ..........................             --              --              --              --              --              --
  Class D ..........................             --              --              --              --         (15,052)        (10,787)
                                       ------------    ------------    ------------    ------------    ------------    ------------
DECREASE IN NET ASSETS
   FROM DISTRIBUTIONS                    (5,024,887)     (4,996,585)     (2,172,275)     (2,274,183)     (2,518,746)     (2,485,019)
                                       ------------    ------------    ------------    ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ..      5,374,193       8,028,491       3,938,964       1,430,445       3,266,648       2,957,644
Investment of dividends ............      2,813,446       2,791,404       1,250,466       1,272,671       1,454,489       1,509,764
Exchanged from associated Funds ....     22,062,389      24,012,099       7,143,293       2,248,315         945,166         314,227
Shares issued in payment of
   gain distributions ..............             --              --              --              --         213,097         154,849
                                       ------------    ------------    ------------    ------------    ------------    ------------
Total ..............................     30,250,028      34,831,994      12,332,723       4,951,431       5,879,400       4,936,484
                                       ------------    ------------    ------------    ------------    ------------    ------------
Cost of shares repurchased .........    (11,785,860)    (10,630,348)     (4,176,969)     (7,648,076)     (7,410,411)     (7,514,108)
Exchanged into associated Funds ....    (20,956,923)    (18,592,948)     (4,966,613)     (2,745,460)       (686,937)     (1,084,357)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Total ..............................    (32,742,783)    (29,223,296)     (9,143,582)    (10,393,536)     (8,097,348)     (8,598,465)
                                       ------------    ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS .     (2,492,755)      5,608,698       3,189,141      (5,442,105)     (2,217,948)     (3,661,981)
                                       ------------    ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS ..    (10,810,927)      9,541,093        (300,721)     (4,090,933)     (6,047,381)     (2,020,728)

NET ASSETS:

Beginning of year ..................    109,301,363      99,760,270      45,927,159      50,018,092      51,233,286      53,254,014
                                       ------------    ------------    ------------    ------------    ------------    ------------
END OF YEAR ........................   $ 98,490,436    $109,301,363    $ 45,626,438    $ 45,927,159    $ 45,185,905    $ 51,233,286
                                       ============    ============    ============    ============    ============    ============

----------------
See Notes to Financial Statements.

                                              LOUISIANA SERIES               MARYLAND SERIES
                                         --------------------------    --------------------------
                                          YEAR Ended SEPTEMBER 30,      YEAR Ended SEPTEMBER 30,
                                         --------------------------    --------------------------
                                             1999           1998           1999           1998
                                         -----------    -----------    -----------    -----------
OPERATIONS:
Net Investment Income ................   $ 2,624,908    $ 2,755,599    $ 2,648,828    $ 2,639,840
Net realized gain on investments .....       303,123        750,930         30,812        183,975
Net change in unrealized
   appreciation of investments .......    (4,254,499)       904,770     (3,439,773)     1,341,557
                                         -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS ...................    (1,326,468)     4,411,299       (760,133)     4,165,372
                                         -----------    -----------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ............................    (2,592,830)    (2,732,585)    (2,529,563)    (2,539,788)
  Class C ............................            --             --           (491)            --
  Class D ............................       (32,078)       (23,014)      (118,774)      (100,052)
Net realized gain on investments:
  Class A ............................      (742,225)       (95,055)      (184,646)      (307,098)
  Class C ............................            --             --             --             --
  Class D ............................       (11,055)          (862)       (10,939)       (11,949)
                                         -----------    -----------    -----------    -----------
DECREASE IN NET ASSETS FROM
  DISTRIBUTIONS ......................    (3,378,188)    (2,851,516)    (2,844,413)    (2,958,887)
                                         -----------    -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ....     2,639,130      1,868,262      2,360,545      5,140,080
Investment of dividends ..............     1,282,591      1,383,759      1,604,067      1,575,152
Exchanged from associated Funds ......        79,357         74,752        302,980        311,127
Shares issued in payment of
   gain distributions ................       498,800         65,667        148,824        236,682
                                         -----------    -----------    -----------    -----------
Total ................................     4,936,484      3,392,440      4,416,416      7,263,041
                                         -----------    -----------    -----------    -----------
Cost of shares repurchased ...........    (4,264,493)    (4,248,647)    (6,166,502)    (4,776,521)
Exchanged into associated Funds ......      (224,567)      (266,535)      (291,435)      (285,947)
                                         -----------    -----------    -----------    -----------
Total ................................    (4,489,060)    (4,515,182)    (6,457,937)    (5,062,468)
                                         -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS ...        10,818     (1,122,742)    (2,041,521)     2,200,573
                                         -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS ....    (4,693,838)       437,041     (5,646,067)     3,407,058

NET ASSETS:
Beginning of year ....................    57,144,652     56,707,611     58,018,613     54,611,555
                                         -----------    -----------    -----------    -----------
END OF YEAR ..........................   $52,450,814    $57,144,652    $52,372,546    $58,018,613
                                         ===========    ===========    ===========    ===========

                                               MASSACHUSETTS SERIES             MICHIGAN SERIES
                                          ---------------------------    ----------------------------
                                           YEAR Ended SEPTEMBER 30,        YEAR Ended SEPTEMBER 30,
                                          ---------------------------    ----------------------------
                                              1999            1998            1999            1998
                                          -----------    ------------    ------------    ------------
OPERATIONS:
Net investment income ................    $ 4,783,992    $  5,151,550    $  6,558,436    $  6,920,269
Net realized gain on investments .....        836,791         360,413         616,641       2,466,720
Net change in unrealized
   appreciation of investments .......    (10,688,280)      4,686,395     (10,841,083)      2,641,464
                                          -----------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS ...................     (5,067,497)     10,198,358      (3,666,006)     12,028,453
                                          -----------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ............................     (4,692,195)     (5,099,272)     (6,466,582)     (6,853,272)
  Class C ............................         (1,124)             --            (678)             --
  Class D ............................        (90,673)        (52,278)        (91,176)        (66,997)
Net realized gain on investments:
  Class A ............................       (643,189)     (1,288,484)     (2,565,404)     (1,235,329)
  Class C ............................             --              --              --              --
  Class D ............................         (9,341)        (14,760)        (38,013)        (15,651)
                                          -----------    ------------    ------------    ------------
DECREASE IN NET ASSETS FROM
  DISTRIBUTIONS ......................     (5,436,522)     (6,454,794)     (9,161,853)     (8,171,249)
                                          -----------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ....      4,563,932       2,818,298       5,706,815       5,106,070
Investment of dividends ..............      2,809,223       3,089,407       3,963,684       4,240,543
Exchanged from associated Funds ......     22,685,568      10,975,607         835,726       3,035,133
Shares issued in payment of
   gain distributions ................        465,453         958,304       1,930,148         925,258
                                          -----------    ------------    ------------    ------------
TOTAL ................................     30,524,176      17,841,616      12,436,373      13,307,004
                                          -----------    ------------    ------------    ------------
Cost of shares repurchased ...........    (10,234,861)    (10,348,233)    (16,216,494)    (13,011,091)
Exchanged into associated Funds ......    (24,490,848)    (11,696,486)     (1,646,007)     (3,366,149)
                                          -----------    ------------    ------------    ------------
Total ................................    (34,725,709)    (22,044,719)    (17,862,501)    (16,377,240)
                                          -----------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS ...     (4,201,533)     (4,203,103)     (5,426,128)     (3,070,236)
                                          -----------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS ....    (14,705,552)       (459,539)    (18,253,987)        786,968

NET ASSETS:
Beginning of year ....................    110,796,116     111,255,655     146,002,317     145,215,349
                                          -----------    ------------    ------------    ------------
END OF YEAR ..........................    $96,090,564    $110,796,116    $127,748,330    $146,002,317
                                          ===========    ============    ============    ============

STATEMENTS OF CHANGES IN NET ASSETS

                                               MINNESOTA SERIES              MISSOURI SERIES                 NEW YORK SERIES
                                         ----------------------------    --------------------------    ---------------------------
                                           YEAR ENDED SEPTEMBER 30,       YEAR ENDED SEPTEMBER 30,        YEAR ENDED SEPTEMBER 30,
                                         ----------------------------    --------------------------    ----------------------------
                                             1999            1998           1999            1998           1999           1998
                                         ------------    ------------    -----------    -----------    ------------    ------------
OPERATIONS:
Net investment income .................  $  5,604,958    $  5,966,394    $ 2,172,439    $ 2,391,647    $  3,942,335    $  4,037,530
Net realized gain (loss) on investments       607,305       2,326,890         48,875        792,748         (30,466)      2,733,067
Net change in unrealized
   appreciation of investments ........    (8,515,969)        714,989     (3,922,017)       984,919      (7,250,070)      1,350,015
                                         ------------    ------------    -----------    -----------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS ....................    (2,303,706)      9,008,273     (1,700,703)     4,169,314      (3,338,201)      8,120,612
                                         ------------    ------------    -----------    -----------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A .............................    (5,526,321)     (5,891,605)    (2,152,510)    (2,377,089)     (3,833,260)     (3,969,021)
  Class C .............................            --              --           (274)            --          (1,806)             --
  Class D .............................       (78,637)        (74,789)       (19,655)       (14,558)       (107,269)        (68,509)
Net realized gain on investments:
  Class A .............................    (1,489,186)       (139,563)      (736,677)      (437,159)     (2,031,676)       (837,486)
  Class C .............................            --              --             --             --              --              --
  Class D .............................       (27,145)         (2,075)        (6,599)        (3,680)        (55,062)        (15,723)
                                         ------------    ------------    -----------    -----------    ------------    ------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS ......................    (7,121,289)     (6,108,032)    (2,915,715)    (2,832,486)     (6,029,073)     (4,890,739)
                                         ------------    ------------    -----------    -----------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Net Proceeds from sales of shares .....     3,756,676       4,343,082      1,479,059      1,598,115       7,652,890       3,946,501
Investment of dividends ...............     3,721,959       3,976,085      1,107,523      1,147,741       2,390,775       2,391,974
Exchanged from associated Funds .......       827,963         506,489        521,150        223,404       5,429,214       3,356,915
Shares issued in payment of
   gain distributions .................     1,216,730         114,384        492,702        284,656       1,677,700         678,964
                                         ------------    ------------    -----------    -----------    ------------    ------------
Total .................................     9,523,328       8,940,040      3,600,434      3,253,916      17,150,579      10,374,354
                                         ------------    ------------    -----------    -----------    ------------    ------------
Cost of shares repurchased ............   (11,554,954)    (10,445,285)    (5,000,231)    (6,940,785)     (8,097,861)     (8,302,159)
Exchanged into associated Funds .......      (998,565)     (1,391,785)      (275,964)      (522,272)     (6,823,431)     (3,398,115)
                                         ------------    ------------    -----------    -----------    ------------    ------------
Total .................................   (12,553,519)    (11,837,070)    (5,276,195)    (7,463,057)    (14,921,292)    (11,700,274)
                                         ------------    ------------    -----------    -----------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS .....    (3,030,191)     (2,897,030)    (1,675,761)    (4,209,141)      2,229,287      (1,325,920)
                                         ------------    ------------    -----------    -----------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .....   (12,455,186)          3,211     (6,292,179)    (2,872,313)     (7,137,987)      1,903,953

NET ASSETS:
Beginning of year .....................   123,476,510     123,473,299     50,367,413     53,239,726      87,003,583      85,099,630
                                         ------------    ------------    -----------    -----------    ------------    ------------
END OF YEAR ...........................  $111,021,324    $123,476,510    $44,075,234    $50,367,413    $ 79,865,596    $ 87,003,583
                                         ============    ============    ===========    ===========    ============    ============

                                                 OHIO SERIES                   OREGON SERIES               SOUTH CAROLINA SERIES
                                        ----------------------------    ---------------------------    ----------------------------
                                           YEAR ENDED SEPTEMBER 30,       YEAR ENDED SEPTEMBER 30,        YEAR ENDED SEPTEMBER 30,
                                        ----------------------------    ---------------------------    ----------------------------
                                            1999            1998           1999            1998            1999             1998
                                        ------------    ------------    -----------    ------------    ------------    ------------
OPERATIONS:
Net investment income ................. $  7,061,807    $  7,551,775    $ 2,678,187    $  2,628,729    $  4,992,646    $  5,074,598
Net realized gain (loss) on investments      297,271       3,398,423        383,853         375,535         969,149       1,214,196
Net change in unrealized
   appreciation of investments ........  (11,188,018)      1,953,712     (4,304,261)      1,637,046      (9,667,415)      2,638,545
                                        ------------    ------------    -----------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS ....................   (3,828,940)     12,903,910     (1,242,221)      4,641,310      (3,705,620)      8,927,339
                                        ------------    ------------    -----------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A .............................   (7,006,935)     (7,504,421)    (2,584,867)     (2,555,801)     (4,761,901)     (4,905,709)
  Class C .............................         (117)             --             --              --          (3,556)             --
  Class D .............................      (54,755)        (47,354)       (93,320)        (72,928)       (227,189)       (168,889)
Net realized gain on investments:
  Class A .............................   (2,412,770)     (2,017,799)      (359,284)       (700,268)       (835,120)       (905,320)
  Class C .............................           --              --             --              --              --              --
  Class D .............................      (18,170)        (15,589)       (16,245)        (21,792)        (44,640)        (34,538)
                                        ------------    ------------    -----------    ------------    ------------    ------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS ......................   (9,492,747)     (9,585,163)    (3,053,716)     (3,350,789)     (5,872,406)     (6,014,456)
                                        ------------    ------------    -----------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Net Proceeds from sales of shares .....    3,574,358       3,924,808      5,650,520       5,491,603       5,997,523      12,987,023
Investment of dividends ...............    4,309,497       4,659,364      1,700,123       1,645,108       2,859,370       2,937,857
Exchanged from associated Funds .......    1,299,228         474,687      1,106,856         168,042         364,330         504,151
Shares issued in payment of
   gain distributions .................    1,836,174       1,546,463        293,110         555,040         700,269         730,165
                                        ------------    ------------    -----------    ------------    ------------    ------------
Total .................................   11,019,257      10,605,322      8,750,609       7,859,793       9,921,492      17,159,196
                                        ------------    ------------    -----------    ------------    ------------    ------------
Cost of shares repurchased ............  (14,258,117)    (13,498,231)    (6,217,621)     (5,366,485)    (12,479,379)    (11,443,252)
Exchanged into associated Funds .......   (1,290,220)     (1,775,539)    (1,784,796)       (449,600)       (721,823)     (1,387,967)
                                        ------------    ------------    -----------    ------------    ------------    ------------
Total .................................  (15,548,337)    (15,273,770)    (8,002,417)     (5,816,085)    (13,201,202)    (12,831,219)
                                        ------------    ------------    -----------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS .....   (4,529,080)     (4,668,448)       748,192       2,043,708      (3,279,710)      4,327,977
                                        ------------    ------------    -----------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .....  (17,850,767)     (1,349,701)    (3,547,745)      3,334,229     (12,857,736)      7,240,860

NET ASSETS:
Beginning of year .....................  154,229,493     155,579,194     60,251,526      56,917,297     111,922,021     104,681,161
                                        ------------    ------------    -----------    ------------    ------------    ------------
END OF YEAR ........................... $136,378,726    $154,229,493    $56,703,781    $ 60,251,526    $ 99,064,285    $111,922,021
                                        ============    ============    ===========    ============    ============    ============

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Municipal Fund Series, Inc. (the "Fund") consists of 13 separate series: the "National Series," the "Colorado Series," the "Georgia Series," the "Louisiana Series," the "Maryland Series," the "Massachusetts Series," the "Michigan Series," the "Minnesota Series," the "Missouri Series," the "New York Series," the "Ohio Series," the "Oregon Series," and the "South Carolina Series." Each Series of the Fund offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

D. MULTIPLE CLASS ALLOCATIONS -- Each Series' income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Series based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 1999, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1999, were as follows:

   SERIES                            PURCHASES                           SALES
   ------                            ---------                           -----
National                            $13,710,320                      $16,318,815
Colorado                              7,204,322                        3,868,319
Georgia                              11,587,368                       13,068,608
Louisiana                             4,677,642                        5,179,825
Maryland                                975,380                        1,750,616
Massachusetts                        24,515,790                       28,748,480
Michigan                              5,130,252                       13,737,393
Minnesota                            11,442,088                       16,600,430
Missouri                              4,903,510                        7,378,015
New York                              9,891,643                       10,169,039
Ohio                                  8,765,830                       15,311,230
Oregon                                8,177,695                        7,168,620
South Carolina                       19,017,505                       22,447,948

NOTES TO FINANCIAL STATEMENTS

    At September 30, 1999, each Series' cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

                                      TOTAL                            TOTAL
                                   UNREALIZED                       UNREALIZED
   SERIES                         APPRECIATION                     DEPRECIATION
   ------                         ------------                     ------------
National                           $1,705,295                       $2,484,287
Colorado                              983,850                        1,643,337
Georgia                             1,431,042                        1,272,868
Louisiana                           1,387,501                        1,373,032
Maryland                            1,662,116                          678,840
Massachusetts                       1,483,033                        2,921,692
Michigan                            3,272,639                        3,236,930
Minnesota                           2,639,804                        3,369,673
Missouri                              969,122                        1,385,660
New York                            2,017,724                        2,247,727
Ohio                                3,301,161                        3,294,295
Oregon                              1,479,649                        1,429,102
South Carolina                      1,662,139                        2,808,209

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of each Series' average daily net assets.

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of each Series' shares and an affiliate of the Manager, received the following concessions after commissions were paid to dealers for sales of Class A and Class C shares:

                          DISTRIBUTOR               DEALER
   SERIES                 CONCESSIONS             COMMISSIONS
--------------         -----------------       -----------------
National                    $10,666               $ 78,581
Colorado                      6,661                 48,597
Georgia                       9,380                 72,550
Louisiana                    10,366                 75,186
Maryland                      8,989                 67,823
Massachusetts                15,801                110,978
Michigan                     15,721                117,807
Minnesota                    16,002                112,488
Missouri                      5,149                 38,995
New York                     11,345                 89,869
Ohio                         12,275                 89,395
Oregon                       16,867                124,997
South Carolina               18,815                139,299

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive continuing fees of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. For the year ended September 30, 1999, the Distributor charged such fees to the Fund pursuant to the Plan as follows:

                                   TOTAL FEES                      % OF AVERAGE
   SERIES                             PAID                          NET ASSETS
   ------                          ----------                      ------------
National                            $102,335                           .10%
Colorado                              46,686                           .10
Georgia                               47,988                           .10
Louisiana                             53,706                           .10
Maryland                              54,772                           .10
Massachusetts                        104,516                           .10
Michigan                             141,587                           .10
Minnesota                            119,493                           .10
Missouri                              46,594                           .10
New York                              85,866                           .10
Ohio                                 147,925                           .10
Oregon                                58,613                           .10
South Carolina                       103,775                           .10

    Under the Plan, with respect to Class C and Class D shares, service organizations can enter into agreements with the Distributor and receive continuing fees for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 1999, fees incurred under the Plan equivalent to 1% per annum of the average daily net assets of Class C and Class D shares were as follows:

  SERIES           CLASS C     CLASS D         SERIES          CLASS C CLASS D
  ------           -------     -------         ------          ---------------
National            $238       $65,093       Minnesota           $ --  $20,659
Colorado             163         7,987       Missouri              64    5,445
Georgia              481        26,991       New York             451   28,649
Louisiana             --         8,307       Ohio                  29   14,143
Maryland             121        30,773       Oregon                --   25,843
Massachusetts        293        24,617       South
Michigan             169        23,818       Carolina             892   60,396

NOTES TO FINANCIAL STATEMENTS

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year after purchase. For the year ended September 30, 1999, such charges were as follows:

   SERIES                                        SERIES
   ------                                        ------
National               $2,363                 Minnesota               $ 456
Colorado                  592                 Missouri                   21
Georgia                 1,741                 New York                1,233
Louisiana                  42                 Ohio                      452
Maryland                1,050                 Oregon                  3,106
Massachusetts           1,088                 South Carolina          6,858
Michigan                  894

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 1999, Seligman Services, Inc. received commissions from the sale of shares of each Series and distribution and service fees pursuant to the Plan, as follows:

                                                               DISTRIBUTION AND
   SERIES                          COMMISSIONS                   SERVICE FEES
-------------                      -----------                 ----------------
National                             $2,960                          $8,433
Colorado                                660                           2,725
Georgia                                 205                             938
Louisiana                               357                             956
Maryland                              3,964                           1,481
Massachusetts                           880                           2,251
Michigan                              1,929                           3,104
Minnesota                               730                           2,745
Missouri                                 --                           3,144
New York                              1,097                          14,043
Ohio                                    174                           4,351
Oregon                                  652                           1,815
South Carolina                        2,061                           6,392

    Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

   SERIES                                           SERIES
-------------                                    --------------
National           $138,107                      Minnesota           $170,276
Colorado             64,517                      Missouri              70,841
Georgia              71,553                      New York             105,556
Louisiana            72,335                      Ohio                 191,068
Maryland             80,702                      Oregon                82,032
Massachusetts       136,008                      South Carolina       145,959
Michigan            182,464

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation agreement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Series of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at September 30, 1999, are included in other liabilities as follows:

  SERIES                                            SERIES
-------------                                    --------------
National            $18,163                      Minnesota            $15,709
Colorado             11,698                      Missouri              11,710
Georgia              11,045                      New York              15,553
Louisiana            12,637                      Ohio                  15,833
Maryland             12,634                      Oregon                11,554
Massachusetts        15,649                      South Carolina        11,267
Michigan             15,306

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. Each Series' borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Series incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2000, but is renewable annually with the consent of the participating banks. For the year ended September 30, 1999, the Fund had not borrowed from the credit facility.

6. CAPITAL LOSS CARRYFORWARD -- At September 30, 1999, the National Series had a net capital loss carryforward for federal income tax purposes of $1,347,292, which is available for offset against future taxable net capital gains, expiring in various amounts through 2003. Accordingly, no capital gain distribution is expected to be paid to shareholders of the National Series until net capital gains have been realized in excess of the available capital loss carryforward.

NOTES TO FINANCIAL STATEMENTS

7. CAPITAL STOCK TRANSACTIONS -- The Fund has 1,300,000,000 shares of Capital Stock authorized. At September 30, 1999, 100,000,000 shares were authorized for each Series of the Fund. Transactions in shares of Capital Stock were as follows:

                                       CLASS A                           CLASS C                         CLASS D
                  -----------------------------------------------   ----------------   --------------------------------------------
                              YEAR ENDED SEPTEMBER 30,              MAY 27, 1999* TO           YEAR ENDED SEPTEMBER 30,
                  -----------------------------------------------    SEPTEMBER 30,     --------------------------------------------
                           1999                    1998                   1999               1999                    1998
                  ----------------------   ----------------------   ----------------   -------------------  -----------------------
NATIONAL SERIES    SHARES      AMOUNT       SHARES       AMOUNT     SHARES   AMOUNT    SHARES     AMOUNT      SHARES      AMOUNT
                 ----------  -----------  ----------  -----------   ------  --------  --------  ----------  ----------  -----------
Net proceeds from
  sales of shares   522,795   $4,248,236     873,287   $7,098,841   14,919  $118,601   123,246  $1,007,356     114,176     $929,650
Investment of
  dividends .....   326,477    2,639,265     321,523    2,620,048       77       594    21,570     173,587      21,003      171,356
Exchanged from
  associated
  Funds ......... 2,035,910   16,425,324     865,763    7,059,979       --        --   697,233   5,637,065   2,093,008   16,952,120
Shares issued in
  payment of gain
  distributions .        --           --          --           --       --        --        --          --          --           --
                 ----------  -----------  ----------  -----------   ------  --------  --------  ----------  ----------  -----------
Total ........... 2,885,182   23,312,825   2,060,573   16,778,868   14,996   119,195   842,049   6,818,008   2,228,187   18,053,126
                 ----------  -----------  ----------  -----------   ------  --------  --------  ----------  ----------  -----------
Cost of shares
  repurchased ...(1,251,160) (10,091,427) (1,226,722)  (9,998,684)      --        --  (209,777) (1,694,433)    (77,574)    (631,664)
Exchanged into
  associated
  Funds .........(2,125,455) (17,090,673)   (747,805)  (6,101,457)      --        --  (468,791) (3,866,250) (1,545,820)  12,491,491)
                 ----------  -----------  ----------  -----------   ------  --------  --------  ----------  ----------  -----------
Total ...........(3,376,615) (27,182,100) (1,974,527) (16,100,141)      --        --  (678,568) (5,560,683) (1,623,394) (13,123,155)
                 ----------  -----------  ----------  -----------   ------  --------  --------  ----------  ----------  -----------
Increase
  (Decrease) ....  (491,433) $(3,869,275)     86,046     $678,727   14,996  $119,195   163,481  $1,257,325     604,793   $4,929,971
                 ==========  ===========  ==========  ===========   ======  ========  ========  ==========  ==========  ===========

* Commencement of offering of Class C shares.

                                         CLASS A                              CLASS C                        CLASS D
                     -------------------------------------------------   ------------------   -------------------------------------
                                 YEAR ENDED SEPTEMBER 30,                 MAY 27, 1999* TO          YEAR ENDED SEPTEMBER 30,
                     -------------------------------------------------      SEPTEMBER 30,     -------------------------------------
                               1999                     1998                    1999                 1999               1998
                     -----------------------  ------------------------   ------------------   ------------------  -----------------
COLORADO SERIES        SHARES       AMOUNT      SHARES       AMOUNT       SHARES    AMOUNT     SHARES    AMOUNT   SHARES    AMOUNT
                     ----------   ----------  ----------   -----------   -------   --------   -------   --------  -------  --------
Net proceeds from
  sales of shares ..    446,957   $3,319,830     171,756    $1,287,016    28,937   $209,488    54,407   $409,646   19,107  $143,429
 Investment of
  dividends ........    165,388    1,232,318     168,624     1,265,360        40        290     2,384     17,858      974     7,311
Exchanged from
  associated Funds .    909,439    6,824,823     294,638     2,208,315        --         --    41,999    318,470    5,319    40,000
Shares issued in
  payment of gain
  distributions ....         --           --          --            --        --         --        --         --       --        --
                     ----------   ----------  ----------   -----------   -------   --------   -------   --------  -------  --------
Total ..............  1,521,784   11,376,971     635,018     4,760,691    28,977    209,778    98,790    745,974   25,400   190,740
                     ----------   ----------  ----------   -----------   -------   --------   -------   --------  -------  --------
Cost of shares
  repurchased ......   (555,222)  (4,113,017) (1,009,933)   (7,569,275)   (6,956)   (49,460)   (1,952)   (14,492) (10,459)  (78,801)
Exchanged into
  associated Funds .   (642,500)  (4,774,441)   (363,810)   (2,730,725)  (13,536)   (97,324)  (12,506)   (94,848)  (1,959)  (14,735)
                     ----------   ----------  ----------   -----------   -------   --------   -------   --------  -------  --------
Total .............. (1,197,722)  (8,887,458) (1,373,743)  (10,300,000)  (20,492)  (146,784)  (14,458)  (109,340) (12,418)  (93,536)
                     ----------   ----------  ----------   -----------   -------   --------   -------   --------  -------  --------
Increase (Decrease)     324,062   $2,489,513    (738,725)  $(5,539,309)    8,485    $62,994    84,332   $636,634   12,982   $97,204
                     ==========   ==========  ==========   ===========   =======   ========   =======   ========  =======  ========

* Commencement of offering of Class C shares.

NOTES TO FINANCIAL STATEMENTS

                                        CLASS A                            CLASS C                        CLASS D
                    -----------------------------------------------  ------------------ -------------------------------------------
                               YEAR ENDED SEPTEMBER 30,               MAY 27, 1999* TO          YEAR ENDED SEPTEMBER 30,
                    -----------------------------------------------  ------------------ -------------------------------------------
                            1999                    1998             SEPTEMBER 30, 1999         1999                  1998
                    ----------------------   ----------------------  ------------------ --------------------   --------------------
GEORGIA SERIES       SHARES       AMOUNT      SHARES      AMOUNT      SHARES   AMOUNT    SHARES      AMOUNT     SHARES     AMOUNT
                    --------   -----------   --------   -----------  -------  --------- --------   ---------   --------   ---------
Net proceeds from
   sales of shares   316,556    $2,581,779    248,416    $2,038,654   22,407  $180,954    60,850    $503,915    111,889    $918,990
Investment of
   dividends ......  169,142     1,378,731    173,232     1,422,482      212     1,669     9,056      74,089     10,608      87,282
Exchanged from
   associated Funds  107,712       888,905     31,751       260,904       --        --     6,834      56,261      6,394      53,323
Shares issued in
   payment of gain
   distributions ..   24,233       200,164     17,956       145,261       --        --     1,562      12,933      1,182       9,588
                    --------   -----------   --------   -----------   ------  --------  --------   ---------   --------   ---------
Total .............  617,643     5,049,579    471,355     3,867,301   22,619   182,623    78,302     647,198    130,073   1,069,183
                    --------   -----------   --------   -----------   ------  --------  --------   ---------   --------   ---------
Cost of shares
   repurchased .... (809,338)   (6,556,764)  (844,100)   (6,905,867)      --        --  (104,845)   (853,647)   (73,925)   (608,241)
Exchanged into
   associated Funds  (75,068)     (609,761)   (86,018)     (703,073)      --        --    (9,346)    (77,176)   (46,291)   (381,284)
                    --------   -----------   --------   -----------   ------  --------  --------   ---------   --------   ---------
Total ............. (884,406)   (7,166,525)  (930,118)   (7,608,940)      --        --  (114,191)   (930,823)  (120,216)   (989,525)
                    --------   -----------   --------   -----------   ------  --------  --------   ---------   --------   ---------
Increase (Decrease) (266,763)  $(2,116,946)  (458,763)  $(3,741,639)  22,619  $182,623   (35,889)  $(283,625)     9,857     $79,658
                    ========   ===========   ========   ===========   ======  ========  ========   =========   ========   =========

* Commencement of offering of Class C shares.

                                        CLASS A                           CLASS C                        CLASS D
                      ----------------------------------------------  ------------------ ------------------------------------------
                                YEAR ENDED SEPTEMBER 30,               MAY 27, 1999* TO          YEAR ENDED SEPTEMBER 30,
                      ----------------------------------------------  ------------------ ------------------------------------------
                              1999                    1998            SEPTEMBER 30, 1999        1999                  1998
                      ---------------------   ----------------------  ------------------ -------------------    -------------------
LOUISIANA SERIES       SHARES      AMOUNT      SHARES       AMOUNT     SHARES   AMOUNT    SHARES     AMOUNT     SHARES      AMOUNT
                      --------   ----------   --------   -----------   ------   ------   -------    --------    -------    --------
Net proceeds from
  sales of shares ...  286,860   $2,335,829    191,119    $1,593,079        1       $8    36,897    $303,293     32,909    $275,183
Investment of
  dividends .........  153,834    1,263,489    163,549     1,366,881       --       --     2,320      19,102      2,019      16,878
Exchanged from
  associated Funds ..    8,079       67,137      3,509        29,131       --       --     1,465      12,220      5,444      45,621
Shares issued in
  payment of gain
  distributions .....   58,865      490,938      7,857        64,975       --       --       944       7,862         84         692
                      --------   ----------   --------   -----------   ------   ------   -------    --------    -------    --------
Total ...............  507,638    4,157,393    366,034     3,054,066        1        8    41,626     342,477     40,456     338,374
                      --------   ----------   --------   -----------   ------   ------   -------    --------    -------    --------
Cost of shares
  repurchased ....... (496,701)  (4,067,199)  (505,091)   (4,220,025)      --       --   (23,790)   (197,294)    (3,426)    (28,622)
Exchanged into
  associated Funds ..  (27,551)    (224,567)   (31,881)     (266,535)      --       --        --          --         --          --
                      --------   ----------   --------   -----------   ------   ------   -------    --------    -------    --------
Total ............... (524,252)  (4,291,766)  (536,972)   (4,486,560)      --       --   (23,790)   (197,294)    (3,426)    (28,622)
                      --------   ----------   --------   -----------   ------   ------   -------    --------    -------    --------
Increase (Decrease) .  (16,614)   $(134,373)  (170,938)  $(1,432,494)       1       $8    17,836    $145,183     37,030    $309,752
                      ========   ==========   ========   ===========   ======   ======   =======    ========    =======    ========

* Commencement of offering of Class C shares.

NOTES TO FINANCIAL STATEMENTS

                                        CLASS A                           CLASS C                         CLASS D
                     ----------------------------------------------- ------------------  ------------------------------------------
                                YEAR ENDED SEPTEMBER 30,              MAY 27, 1999* TO            YEAR ENDED SEPTEMBER 30,
                     ----------------------------------------------- ------------------  ------------------------------------------
                              1999                    1998           SEPTEMBER 30, 1999         1999                  1998
                     ----------------------   ---------------------- ------------------  -------------------   --------------------
MARYLAND SERIES       SHARES      AMOUNT       SHARES      AMOUNT     SHARES   AMOUNT     SHARES    AMOUNT      SHARES    AMOUNT
                     --------   -----------   --------   -----------  ------   -------   -------   ---------   -------   ----------
Net proceeds from
  sales of shares ..  219,835    $1,796,871    452,967    $3,716,423   9,572   $76,445    59,308    $487,229   173,585   $1,423,657
Investment of
  dividends ........  185,215     1,505,823    182,716     1,496,930       1         8    12,056      98,236     9,536       78,222
Exchanged from
  associated Funds .   31,342       253,207     35,858       294,333      --        --     6,029      49,773     2,043       16,794
Shares issued in
  payment of gain
  distributions ....   16,816       138,396     27,829       225,691      --        --     1,266      10,428     1,354       10,991
                     --------   -----------   --------   -----------   -----   -------   -------   ---------   -------   ----------
Total ..............  453,208     3,694,297    699,370     5,733,377   9,573    76,453    78,659     645,666   186,518    1,529,664
                     --------   -----------   --------   -----------   -----   -------   -------   ---------   -------   ----------
Cost of shares
  repurchased ...... (666,448)   (5,412,629)  (519,240)   (4,254,611)     --        --   (92,244)   (753,873)  (63,527)    (521,910)
Exchanged into
  associated Funds .  (29,780)     (241,553)   (34,518)     (282,486)     --        --    (6,195)    (49,882)     (423)      (3,461)
                     --------   -----------   --------   -----------   -----   -------   -------   ---------   -------   ----------
Total .............. (696,228)   (5,654,182)  (553,758)   (4,537,097)     --        --   (98,439)   (803,755)  (63,950)    (525,371)
                     --------   -----------   --------   -----------   -----   -------   -------   ---------   -------   ----------
Increase (Decrease)  (243,020)  $(1,959,885)   145,612    $1,196,280   9,573   $76,453   (19,780)  $(158,089)  122,568   $1,004,293
                     ========   ===========   ========   ===========   =====   =======   =======   =========   =======   ==========

* Commencement of offering of Class C shares.

                                        CLASS A                             CLASS C                        CLASS D
                    -------------------------------------------------  ------------------  ----------------------------------------
                              YEAR ENDED SEPTEMBER 30,                  MAY 27, 1999* TO            YEAR ENDED SEPTEMBER 30,
                    -------------------------------------------------  ------------------  ----------------------------------------
MASSACHUSETTS                 1999                     1998            SEPTEMBER 30, 1999          1999                 1998
                    ------------------------  -----------------------  ------------------  ---------------------  -----------------
SERIES                SHARES       AMOUNT       SHARES      AMOUNT      SHARES    AMOUNT    SHARES      AMOUNT    SHARES    AMOUNT
                    ----------   -----------  ----------  -----------   ------   --------  --------   ----------  -------  --------
Net proceeds from
   sales of shares     394,021    $3,161,511     301,803   $2,426,260   30,519   $233,167   144,406   $1,169,254   48,564  $392,038
Investment of
   dividends ......    346,377     2,758,847     381,287    3,066,637       14        103     6,391       50,273    2,830    22,770
Exchanged from
   associated Funds  2,678,695    21,337,252   1,354,117   10,859,223       21        157   166,950    1,348,159   14,321   116,384
Shares issued in
   payment of gain
   distributions ..     56,744       460,197     120,229      951,011       --         --       648        5,256      923     7,293
                    ----------   -----------  ----------  -----------   ------   --------  --------   ----------  -------  --------
Total .............  3,475,837    27,717,807   2,157,436   17,303,131   30,554    233,427   318,395    2,572,942   66,638   538,485
                    ----------   -----------  ----------  -----------   ------   --------  --------   ----------  -------  --------
Cost of shares
   repurchased .... (1,208,459)   (9,620,904) (1,241,182)  (9,987,117)      --         --   (78,032)    (613,957) (44,816) (361,116)
Exchanged into
   associated Funds (3,050,731)  (24,293,627) (1,454,254) (11,696,486)      --         --   (25,100)    (197,221)      --        --
                    ----------   -----------  ----------  -----------   ------   --------  --------   ----------  -------  --------
Total ............. (4,259,190)  (33,914,531) (2,695,436) (21,683,603)      --         --  (103,132)    (811,178) (44,816) (361,116)
                    ----------   -----------  ----------  -----------   ------   --------  --------   ----------  -------  --------
Increase (Decrease)   (783,353)  $(6,196,724)   (538,000) $(4,380,472)  30,554   $233,427   215,263   $1,761,764   21,822  $177,369
                    ==========   ===========  ==========  ===========   ======   ========  ========   ==========  =======  ========

* Commencement of offering of Class C shares.

NOTES TO FINANCIAL STATEMENTS

                                        CLASS A                             CLASS C                        CLASS D
                   --------------------------------------------------  ------------------  ----------------------------------------
                              YEAR ENDED SEPTEMBER 30,                  MAY 27, 1999* TO            YEAR ENDED SEPTEMBER 30,
                   --------------------------------------------------  ------------------  ----------------------------------------
                             1999                    1998              SEPTEMBER 30, 1999         1999                 1998
                   ------------------------  ------------------------  ------------------  --------------------  ------------------
MICHIGAN SERIES       SHARES      AMOUNT       SHARES       AMOUNT      SHARES    AMOUNT     SHARES     AMOUNT    SHARES     AMOUNT
                   ------------------------  ------------------------   -----------------  --------------------  ------------------
Net proceeds from
 sales of shares .    566,910    $4,817,469     552,545    $4,780,685   14,221   $116,801    90,158    $772,545   37,739   $325,385
Investment of
 dividends .......    460,956     3,901,810     484,322     4,190,240       28        226     7,291      61,648    5,822     50,303
Exchanged from
 associated Funds      61,998       530,458     339,541     2,928,969       --         --    34,906     305,268   12,157    106,164
Shares issued in
 payment of gain
 distributions ...    221,134     1,897,325     106,820       911,174       --         --     3,830      32,823    1,653     14,084
                   ----------   -----------  ----------   -----------   ------   --------  --------   ---------  -------   --------
Total ............  1,310,998    11,147,062   1,483,228    12,811,068   14,249    117,027   136,185   1,172,284   57,371    495,936
                   ----------   -----------  ----------   -----------   ------   --------  --------   ---------  -------   --------
Cost of shares
 repurchased ..... (1,838,104)  (15,497,098) (1,447,886)  (12,531,450)      --         --   (86,833)   (719,396) (55,636)  (479,641)
Exchanged into
 associated Funds    (192,577)   (1,646,007)   (382,652)   (3,299,610)      --         --        --          --   (7,657)   (66,539)
                   ----------   -----------  ----------   -----------   ------   --------  --------   ---------  -------   --------
Total ............ (2,030,681)  (17,143,105) (1,830,538)  (15,831,060)      --         --   (86,833)   (719,396) (63,293)  (546,180)
                   ----------   -----------  ----------   -----------   ------   --------  --------   ---------  -------   --------
Increase
 (Decrease) ......   (719,683)  $(5,996,043)   (347,310)  $(3,019,992)  14,249   $117,027    49,352    $452,888   (5,922)  $(50,244)
                   ==========   ===========  ==========   ===========   ======   ========  ========   =========  =======   ========

* Commencement of offering of Class C shares.

                                        CLASS A                           CLASS C                        CLASS D
                    --------------------------------------------------  ------------------ ----------------------------------------
                              YEAR ENDED SEPTEMBER 30,                   MAY 27, 1999* TO           YEAR ENDED SEPTEMBER 30,
                    --------------------------------------------------  ------------------ ----------------------------------------
                             1999                    1998               SEPTEMBER 30, 1999         1999                 1998
                    ------------------------   ------------------------  ---------------   -------------------   ------------------
MINNESOTA SERIES      SHARES        AMOUNT       SHARES      AMOUNT      SHARES   AMOUNT    SHARES    AMOUNT     SHARES    AMOUNT
                    ----------   -----------   ----------  ------------  ------   ------   -------   ---------   -------  ---------
Net proceeds from
   sales of shares     448,156    $3,467,423      480,210    $3,759,777   1,000   $8,000    37,069    $289,245    74,514   $583,305
Investment of
   dividends ......    475,864     3,675,004      502,233     3,934,003      --       --     6,072      46,955     5,371     42,082
Exchanged from
   associated Funds     79,497       621,391       47,797       373,852      --       --    26,054     206,572    16,965    132,637
Shares issued in
   payment of gain
   distributions ..    153,173     1,196,281       14,480       112,803      --       --     2,615      20,449       203      1,581
                    ----------   -----------   ----------  ------------   -----   ------   -------   ---------   -------  ---------
Total .............  1,156,690     8,960,099    1,044,720     8,180,435       1        8    71,810     563,221    97,053    759,605
                    ----------   -----------   ----------  ------------   -----   ------   -------   ---------   -------  ---------
Cost of shares
   repurchased .... (1,415,157)  (10,904,586)  (1,308,615)  (10,246,157)     --       --   (83,338)   (650,368)  (25,476)  (199,128)
Exchanged into
   associated Funds   (131,646)     (998,565)    (138,742)   (1,084,969)     --       --        --          --   (38,924)  (306,816)
                    ----------   -----------   ----------  ------------   -----   ------   -------   ---------   -------  ---------
Total ............. (1,546,803)  (11,903,151)  (1,447,357)  (11,331,126)     --       --   (83,338)   (650,368)  (64,400)  (505,944)
                    ----------   -----------   ----------  ------------   -----   ------   -------   ---------   -------  ---------
Increase
 (Decrease) .......   (390,113)  $(2,943,052)    (402,637)  $(3,150,691)      1       $8   (11,528)   $(87,147)   32,653   $253,661
                    ==========   ===========   ==========  ============   =====   ======   =======   =========   =======  =========

* Commencement of offering of Class C shares.

NOTES TO FINANCIAL STATEMENTS

                                        CLASS A                          CLASS C                        CLASS D
                    --------------------------------------------- -------------------  ------------------------------------------
                               YEAR ENDED SEPTEMBER 30,             MAY 27, 1999* TO           YEAR ENDED SEPTEMBER 30,
                    --------------------------------------------- -------------------  ------------------------------------------
                            1999                    1998           SEPTEMBER 30, 1999          1999                 1998
                    ---------------------  ---------------------- -------------------  -------------------  ---------------------
MISSOURI SERIES        SHARES      AMOUNT     SHARES       AMOUNT    SHARES    AMOUNT    SHARES     AMOUNT     SHARES      AMOUNT
                    ---------------------  ---------------------- -------------------  -------------------  ---------------------
Net proceeds from
   sales of shares   143,714   $1,117,391    192,882   $1,518,510     2,887   $21,877    43,815   $339,791       10,178     $79,605
Investment of
   dividends......   141,770    1,091,323    144,574    1,135,261        27       202     2,082     15,998        1,589      12,480
Exchanged from
   associated Funds   63,527      497,543     28,380      223,404        --        --     2,979     23,607           --          --
Shares issued in
   payment of gain
   distributions..    62,316      486,691     36,308      281,752        --        --       770      6,011          374       2,904
                    --------  -----------   --------  -----------    ------  --------  --------  ---------    ---------    --------
Total.............   411,327    3,192,948    402,144    3,158,927     2,914    22,079    49,646    385,407       12,141      94,989
                    --------  -----------   --------  -----------    ------  --------  --------  ---------    ---------    --------
Cost of shares
   repurchased....  (640,800)  (4,889,919)  (861,837)  (6,778,544)       --        --  (14,354)  (110,312)      (20,769)   (162,241)
Exchanged into
   associated Funds  (33,222)    (255,281)   (66,519)    (522,272)       --        --   (2,657)   (20,683)           --          --
                    --------  -----------   --------  -----------    ------  --------  --------  ---------    ---------    --------
Total.............  (674,022)  (5,145,200)  (928,356)  (7,300,816)       --        --  (17,011)  (130,995)      (20,769)   (162,241)
                    --------  -----------   --------  -----------    ------  --------  --------  ---------    ---------   ---------
Increase (Decrease) (262,695) $(1,952,252)  (526,212) $(4,141,889)    2,914  $ 22,079    32,635  $ 254,412       (8,628)  $ (67,252)
                    ========  ===========   ========  ===========    ======  ========  ========  =========    =========   =========

* Commencement of offering of Class C shares.

                                        CLASS A                           CLASS C                        CLASS D
                    ------------------------------------------------ -------------------  ----------------------------------------
                              YEAR ENDED SEPTEMBER 30,                MAY 27, 1999* TO          YEAR ENDED SEPTEMBER 30,
                    ------------------------------------------------ -------------------  ----------------------------------------
                             1999                    1998            SEPTEMBER 30, 1999         1999                  1998
                    ----------------------   ----------------------- -------------------- ------------------- --------------------
NEW YORK SERIES       SHARES      AMOUNT     SHARES        AMOUNT     SHARES    AMOUNT    SHARES    AMOUNT     SHARES     AMOUNT
                    ---------  -----------   ---------  ------------ -------  ----------- -------  ---------- --------  ----------
Net proceeds from
   sales of shares   802,995   $6,593,637     409,090    $3,404,935    35,036  $278,217   94,489    $781,036    64,754   $541,566
Investment of
   dividends......   284,109    2,315,942     280,689     2,342,732        83       644    9,087      74,189     5,891     49,242
Exchanged from
   associated Funds  589,737    4,819,554     389,085     3,247,626        --        --   72,704     609,660    12,843    109,289
Shares issued in
   payment of gain
   distributions..   196,696    1,630,608      81,252       666,270        --        --    5,681      47,092     1,546     12,694
                  ----------  -----------  ----------   -----------   -------   -------  -------    --------   -------   --------
Total............. 1,873,537   15,359,741   1,160,116     9,661,563    35,119   278,861  181,961   1,511,977    85,034    712,791
                  ----------  -----------  ----------   -----------   -------   -------  -------    --------   -------   --------
Cost of shares
   repurchased....  (952,833)  (7,728,238)   (974,859)   (8,149,245)   (5,721)  (45,709) (39,787)   (323,914)  (18,301)  (152,914)
Exchanged into
   associated
   Funds            (803,766)  (6,577,087)   (404,227)   (3,375,173)   (4,833)  (37,500) (26,500)   (208,844)   (2,738)   (22,942)
                  ----------  -----------  ----------   -----------   -------   -------  -------    --------   -------   --------
Total...........  (1,756,599) (14,305,325) (1,379,086)  (11,524,418)  (10,554)  (83,209) (66,287)   (532,758)  (21,039)  (175,856)
                  ----------  -----------  ----------   -----------   -------   -------  -------    --------   -------   --------
Increase
  (Decrease)         116,938  $ 1,054,416    (218,970)  $(1,862,855)   24,565  $195,652  115,674   $ 979,219    63,995  $ 536,935
                  ==========  ===========  ==========   ===========   =======  ========  =======   ========= =========  =========

* Commencement of offering of Class C shares.

NOTES TO FINANCIAL STATEMENTS

                                        CLASS A                              CLASS C                        CLASS D
                     -------------------------------------------------  ------------------ ----------------------------------------
                              YEAR ENDED SEPTEMBER 30,                    MAY 27, 1999* TO          YEAR ENDED SEPTEMBER 30,
                     -------------------------------------------------  ------------------ ----------------------------------------
                              1999                       1998           SEPTEMBER 30, 1999        1999                 1998
                     ------------------------   ----------------------  ------------------ -------------------   ------------------
OHIO  SERIES           SHARES        AMOUNT       SHARES       AMOUNT     SHARES   AMOUNT   SHARES     AMOUNT    SHARES     AMOUNT
                     ----------   -----------   ----------   ---------   -------  -------- --------   --------   -------   --------
Net proceeds from
   sales of shares      361,672    $2,918,252      453,643    $3,716,543   2,248  $17,828    78,121   $638,278    25,288   $208,265
Investment of
   dividends ......     530,982     4,266,794      563,375     4,618,664      13       95     5,281     42,608     4,941     40,700
Exchanged from
   associated Funds     134,140     1,074,172       49,472       404,291      --       --    27,382    225,056     8,543     70,396
Shares issued in
   payment of gain
   distributions ..     223,380     1,820,544      189,198     1,532,501      --       --     1,911     15,630     1,715     13,962
                     ----------   -----------   ----------   -----------   -----  -------  --------   --------   -------   --------
Total .............   1,250,174    10,079,762    1,255,688    10,271,999   2,261   17,923   112,695    921,572    40,487    333,323
                     ----------   -----------   ----------   -----------   -----  -------  --------   --------   -------   --------
Cost of shares
   repurchased ....  (1,741,673)  (13,920,913)  (1,599,143)  (13,102,427)     --       --   (42,299)  (337,204)  (48,136)  (395,804)
Exchanged into
   associated
    Funds .........    (131,868)   (1,057,828)    (214,380)   (1,758,230)     --       --   (28,756)  (232,392)   (2,092)   (17,309)
                     ----------   -----------   ----------   -----------   -----  -------  --------   --------   -------   --------
Total .............  (1,873,541)  (14,978,741)  (1,813,523)  (14,860,657)     --       --   (71,055)  (569,596)  (50,228)  (413,113)
                     ----------   -----------   ----------   -----------   -----  -------  --------   --------   -------   --------
Increase (Decrease)    (623,367)  $(4,898,979)    (557,835)  $(4,588,658)  2,261  $17,923    41,640   $351,976    (9,741)  $(79,790)
                     ==========   ===========   ==========   ===========   =====  =======  ========   ========   =======   ========

* Commencement of offering of Class C shares.

                                        CLASS A                           CLASS C                        CLASS D
                    ------------------------------------------------ -------------------- ----------------------------------------
                              YEAR ENDED SEPTEMBER 30,                MAY 27, 1999* TO             YEAR ENDED SEPTEMBER 30,
                    ------------------------------------------------ -------------------- ----------------------------------------
                             1999                    1998             SEPTEMBER 30, 1999         1999                 1998
                    -----------------------   ----------------------- -------------------- -------------------  -------------------
OREGON SERIES          SHARES       AMOUNT      SHARES      AMOUNT     SHARES   AMOUNT    SHARES    AMOUNT       SHARES       AMOUNT
                    -----------------------   ----------------------- ------------------ -------------------    --------------------
Net proceeds from
   sales of shares      679,526  $5,340,535     578,820    $4,579,085        1        $8   39,323   $309,977    115,620    $912,518
Investment of
   dividends ......     209,299   1,637,871     201,391     1,588,261       --        --    7,942     62,252      7,211      56,847
Exchanged from
   associated Funds     130,494   1,028,496      15,314       120,904       --        --    9,849     78,360      5,944      47,138
Shares issued in
   payment of gain
   distributions ..      35,501     281,167      69,111       536,993       --        --    1,508     11,943      2,326      18,047
                      ---------  ----------    --------    ----------    -----    ------  -------  ---------    -------   ---------
Total .............   1,054,820   8,288,069     864,636     6,825,243        1         8   58,622    462,532    131,101   1,034,550
                      ---------  ----------    --------    ----------    -----    ------  -------  ---------    -------   ---------
Cost of shares
   repurchased ....    (706,461) (5,517,373)   (666,927)   (5,263,365)      --        --  (89,753)  (700,248)   (13,128)   (103,120)
Exchanged into
   associated Funds    (226,571) (1,784,105)    (55,368)     (437,002)      --        --      (87)      (691)    (1,600)    (12,598)
                      ---------  ----------    --------    ----------    -----    ------  -------  ---------    -------   ---------
Total .............    (933,032) (7,301,478)   (722,295)   (5,700,367)      --        --  (89,840)  (700,939)   (14,728)   (115,718)
                      ---------  ----------    --------    ----------    -----    ------  -------  ---------    -------   ---------
Increase (Decrease)     121,788    $986,591     142,341    $1,124,876        1        $8  (31,218) $(238,407)   116,373    $918,832
                      =========  ==========    ========    ==========    =====    ======  =======  =========    =======   =========

* Commencement of offering of Class C shares.

NOTES TO FINANCIAL STATEMENTS

                                        CLASS A                             CLASS C                        CLASS D
                    ------------------------------------------------ -------------------- -----------------------------------------
                            YEAR ENDED SEPTEMBER 30,                    MAY 27, 1999* TO           YEAR ENDED SEPTEMBER 30,
                    ------------------------------------------------ -------------------- -----------------------------------------
SOUTH CAROLINA               1999                    1998              SEPTEMBER 30, 1999         1999                     1998
SERIES              ------------------------  ---------------------- -------------------- ------------------- ---------------------
                      SHARES       AMOUNT       SHARES      AMOUNT     SHARES    AMOUNT    SHARES     AMOUNT    SHARES      AMOUNT
                    ----------  ------------  ----------  ---------- ---------  -------- ---------  ---------  ------- -----------
Net proceeds from
   sales of shares..   495,837    $4,009,453   1,307,029  $10,736,862    43,342  $344,052   201,377 $1,644,018  273,163  $2,250,161
Investment of
   dividends......     333,372     2,699,308     341,280    2,804,800       403     3,128    19,414    156,934   16,202     133,057
Exchanged from
   associated Funds     39,056       319,755      54,738      452,032        --        --     5,412     44,575    6,370      52,119
Shares issued in
   payment of gain
   distributions..      80,358       661,343      86,250      698,627        --        --     4,735     38,926    3,898      31,538
                    ----------  ------------  ----------  -----------    ------  -------- ---------  ---------  ------- -----------
Total.............     948,623     7,689,859   1,789,297   14,692,321    43,745   347,180   230,938  1,884,453  299,633   2,466,875
                    ----------  ------------  ----------  -----------    ------  -------- ---------  ---------  ------- -----------
Cost of shares
   repurchased....  (1,450,098)  (11,588,440) (1,319,559) (10,837,647)       --        -- (111,023)   (890,939) (73,888)   (605,605)
Exchanged into
   associated Funds    (76,691)     (620,953)   (162,725)  (1,330,837)       --        --   (12,742)  (100,870)  (6,993)    (57,130)
                    ----------  ------------  ----------  -----------    ------  -------- ---------  ---------  ------- -----------
Total.............  (1,526,789)  (12,209,393) (1,482,284) (12,168,484)       --        -- (123,765)   (991,809) (80,881)   (662,735)
                    ----------  ------------  ----------  -----------    ------  -------- ---------  ---------  ------- -----------
Increase (Decrease)   (578,166) $ (4,519,534)    307,013  $ 2,523,837    43,745  $347,180   107,173  $ 892,644  218,752 $ 1,804,140
                    ==========  ============  ==========  ===========    ======  ======== =========  =========  ======= ===========

* Commencement of offering of Class C shares.

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand the financial performance of each Class of each Series for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

NATIONAL SERIES

                                                                   CLASS A                             CLASS C
                                              ----------------------------------------------------    ----------
                                                             YEAR ENDED SEPTEMBER 30,
                                              -------------------------------------------------------  5/27/99**
                                                                                                          TO
                                               1999       1998       1997      1996           1995      9/30/99
                                              -------   --------    -------   -------        --------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......    $8.32      $8.01      $7.70     $7.58           $7.18    $8.08
                                              -------   --------    -------   -------        --------    -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................     0.39       0.39       0.39      0.40            0.40     0.11
Net realized and unrealized gain (loss)
  on investments ...........................    (0.64)      0.31       0.31      0.12            0.40    (0.40)
                                              -------   --------    -------   -------        --------    -----
TOTAL FROM INVESTMENT OPERATIONS ...........    (0.25)      0.70       0.70      0.52            0.80    (0.29)
                                              -------   --------    -------   -------        --------    -----
LESS DISTRIBUTIONS:
Dividends from net investment income .......    (0.39)     (0.39)     (0.39)    (0.40)          (0.40)   (0.11)
Distributions from net realized capital gain       --         --         --        --              --       --
                                              -------   --------    -------   -------        --------    -----
TOTAL DISTRIBUTIONS ........................    (0.39)     (0.39)     (0.39)    (0.40)          (0.40)   (0.11)
                                              -------   --------    -------   -------        --------    -----
NET ASSET VALUE, END OF PERIOD .............    $7.68      $8.32      $8.01     $7.70           $7.58    $7.68
                                              =======   ========    =======   =======        ========    =====

TOTAL RETURN: ..............................    (3.11)%     9.00%      9.40%     6.97%          11.48%   (3.38)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ...  $90,296   $101,909    $97,481   $98,767        $104,184     $115
Ratio of expenses to average net assets ....     0.83%      0.80%      0.84%     0.80%           0.86%    1.74%+
Ratio of net income to average net assets ..     4.83%      4.82%      5.05%     5.19%           5.46%    4.10%+
Portfolio turnover rate ....................    13.37%     18.00%     20.63%    33.99%          24.91%   13.37%++

                                                                                  CLASS D
                                                            ----------------------------------------------------
                                                                           YEAR ENDED SEPTEMBER 30,
                                                            ----------------------------------------------------
                                                            1999        1998       1997        1996        1995
                                                            ----        ----       ----        ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ....................     $8.31       $8.02      $7.70       $7.57       $7.18
                                                            -----       -----      -----       -----       -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................      0.32        0.32       0.32        0.33        0.32
Net realized and unrealized gain (loss)
  on investments ......................................     (0.63)       0.29       0.32        0.13        0.39
                                                            -----       -----      -----       -----       -----
TOTAL FROM INVESTMENT OPERATIONS ......................     (0.31)       0.61       0.64        0.46        0.71
                                                            -----       -----      -----       -----       -----
LESS DISTRIBUTIONS:
Dividends from net investment income ..................     (0.32)      (0.32)     (0.32)      (0.33)      (0.32)
Distributions from net realized capital gain ..........        --          --         --          --          --
                                                            -----       -----      -----       -----       -----
TOTAL DISTRIBUTIONS ...................................     (0.32)      (0.32)     (0.32)      (0.33)      (0.32)
                                                            -----       -----      -----       -----       -----
NET ASSET VALUE, END OF YEAR ..........................     $7.68       $8.31      $8.02       $7.70       $7.57
                                                            =====       =====      =====       =====       =====

TOTAL RETURN:                                               (3.85)%      7.76%      8.56%       6.13%      10.17%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ................    $8,079      $7,392     $2,279      $4,826      $1,215
Ratio of expenses to average net assets ...............      1.73%       1.71%      1.75%       1.67%       1.95%
Ratio of net income to average net assets .............      3.93%       3.91%      4.15%       4.27%       4.40%
Portfolio turnover rate ...............................     13.37%      18.00%     20.63%      33.99%      24.91%



-------------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS

COLORADO SERIES

                                                                                CLASS A                            CLASS C
                                                            ---------------------------------------------------   ---------
                                                                                                                   5/27/99**
                                                                          YEAR ENDED SEPTEMBER 30,                    TO
                                                            ---------------------------------------------------
                                                            1999        1998       1997        1996        1995     9/30/99
                                                            ----        ----       ----        ----        ----   ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .................      $7.64       $7.42      $7.27       $7.30       $7.09      $7.47
                                                            -----       -----      -----       -----       -----      -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ................................       0.34        0.36       0.37        0.37        0.38       0.10
Net realized and unrealized gain (loss)
  on investments .....................................      (0.54)       0.22       0.15       (0.03)       0.21      (0.38)
                                                            -----       -----      -----       -----       -----      -----
TOTAL FROM INVESTMENT OPERATIONS .....................      (0.20)       0.58       0.52        0.34        0.59      (0.28)
                                                            -----       -----      -----       -----       -----      -----
LESS DISTRIBUTIONS:
Dividends from net investment income .................      (0.34)      (0.36)     (0.37)      (0.37)      (0.38)     (0.10)
Distributions from net realized capital gain .........         --          --         --          --          --         --
                                                            -----       -----      -----       -----       -----      -----
TOTAL DISTRIBUTIONS ..................................      (0.34)      (0.36)     (0.37)      (0.37)      (0.38)     (0.10)
                                                            -----       -----      -----       -----       -----      -----
NET ASSET VALUE, END OF PERIOD .......................      $7.10       $7.64      $7.42       $7.27       $7.30      $7.09
                                                            =====       =====      =====       =====       =====      =====

TOTAL RETURN:                                               (2.67)%      8.03%      7.30%       4.76%       8.56%     (3.93)%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, end of period (000s omitted) .............    $44,649     $45,583    $49,780     $52,295     $54,858        $60
Ratio of expenses to average net assets ..............       0.87%       0.90%      0.90%       0.85%       0.93%      1.73%+
Ratio of net income to average net assets ............       4.60%       4.80%      5.01%       5.07%       5.31%      3.85%+
Portfolio turnover rate ..............................       7.91%      28.66%      3.99%      12.39%      14.70%      7.91%++

                                                                                  CLASS D
                                                            ---------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                            ---------------------------------------------------
                                                           1999        1998       1997        1996         1995
                                                           ----        ----       ----        ----         ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ....................     $7.63       $7.42      $7.27       $7.29       $7.09
                                                            -----       -----      -----       -----       -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................      0.28        0.29       0.30        0.31        0.30
Net realized and unrealized gain (loss)
  on investments ......................................     (0.54)       0.21       0.15       (0.02)       0.20
                                                            -----       -----      -----       -----       -----
TOTAL FROM INVESTMENT OPERATIONS ......................     (0.26)       0.50       0.45        0.29        0.50
                                                            -----       -----      -----       -----       -----
LESS DISTRIBUTIONS:
Dividends from net investment income ..................     (0.28)      (0.29)     (0.30)      (0.31)      (0.30)
Distributions from net realized capital gain ..........        --          --         --          --          --
                                                            -----       -----      -----       -----       -----
TOTAL DISTRIBUTIONS ...................................     (0.28)      (0.29)     (0.30)      (0.31)      (0.30)
                                                            -----       -----      -----       -----       -----
NET ASSET VALUE, END OF YEAR ..........................     $7.09       $7.63      $7.42       $7.27       $7.29
                                                            =====       =====      =====       =====       =====

TOTAL RETURN:                                               (3.57)%      6.90%      6.34%       3.95%       7.26%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ................      $917        $344       $238        $255        $193
Ratio of expenses to average net assets ...............      1.77%       1.80%      1.81%       1.75%       2.02%
Ratio of net income to average net assets .............      3.70%       3.90%      4.10%       4.17%       4.23%
Portfolio turnover rate ...............................      7.91%      28.66%      3.99%      12.39%      14.70%



----------------------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
GEORGIA SERIES

                                                                                  CLASS A                             CLASS C
                                                            ---------------------------------------------------     ----------
                                                                         YEAR ENDED SEPTEMBER 30,                    5/27/99**
                                                             ---------------------------------------------------         TO
                                                            1999        1998       1997        1996        1995       9/30/99
                                                            ----        ----       ----        ----        ----     ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $8.38       $8.12      $7.87       $7.81       $7.48      $8.17
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................      0.37        0.38       0.38        0.39        0.39       0.11
Net realized and unrealized gain (loss)
  on investments ......................................     (0.58)       0.29       0.28        0.11        0.43      (0.41)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ......................     (0.21)       0.67       0.66        0.50        0.82      (0.30)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................     (0.37)      (0.38)     (0.38)      (0.39)      (0.39)     (0.11)
Distributions from net realized capital gain ..........     (0.05)      (0.03)     (0.03)      (0.05)      (0.10)        --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS ...................................     (0.42)      (0.41)     (0.41)      (0.44)      (0.49)     (0.11)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ........................     $7.75       $8.38      $8.12       $7.87       $7.81      $7.76
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN: .........................................     (2.63)%      8.44%      8.65%       6.56%      11.66%     (3.84)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..............   $42,692     $48,424    $50,614     $50,995     $57,678       $176
Ratio of expenses to average net assets ...............      0.87%       0.89%      0.89%       0.83%       0.91%      1.74%+
Ratio of net income to average net assets .............      4.59%       4.57%      4.82%       4.94%       5.26%      3.89%+
Portfolio turnover rate ...............................     23.93%       2.92%     12.28%      16.24%       3.36%     23.93%++
Without management fee waiver:*
Ratio of expenses to average net assets ...............                                                     0.96%
Ratio of net income to average net assets .............                                                     5.21%


                                                                                  CLASS D
                                                            ----------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                            ----------------------------------------------------
                                                            1999        1998       1997        1996        1995
                                                            ----        ----       ----        ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ....................     $8.40       $8.13      $7.88       $7.82       $7.49
                                                            ------     ------      ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................      0.30        0.30       0.31        0.32        0.32
Net realized and unrealized gain (loss)
  on investments ......................................     (0.59)       0.30       0.28        0.11        0.43
                                                            ------     ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS ......................     (0.29)       0.60       0.59        0.43        0.75
                                                            ------     ------      ------     ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................     (0.30)      (0.30)     (0.31)      (0.32)      (0.32)
Distributions from net realized capital gain ..........     (0.05)      (0.03)     (0.03)      (0.05)      (0.10)
                                                            ------     ------      ------     ------      ------
TOTAL DISTRIBUTIONS ...................................     (0.35)      (0.33)     (0.34)      (0.37)      (0.42)
                                                            ------     ------      ------     ------      ------
NET ASSET VALUE, END OF YEAR ..........................     $7.76       $8.40      $8.13       $7.88       $7.82
                                                            ======     ======      ======     ======      ======

TOTAL RETURN: .........................................     (3.61)%      7.59%      7.67%       5.60%      10.58%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ................    $2,318      $2,809     $2,640      $2,327      $2,079
Ratio of expenses to average net assets ...............      1.77%       1.80%      1.79%       1.73%       1.90%
Ratio of net income to average net assets .............      3.69%       3.66%      3.92%       4.03%       4.28%
Portfolio turnover rate ...............................     23.93%       2.92%     12.28%      16.24%       3.36%
Without management fee waiver:*
Net investment income per share .......................                                                    $0.31
Ratio of expenses to average net assets ...............                                                     1.95%
Ratio of net income to average net assets .............                                                     4.23%


-----------------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
LOUISIANA SERIES

                                                                                  CLASS A                           CLASS C
                                                            ---------------------------------------------------   ----------
                                                                         YEAR ENDED SEPTEMBER 30,                  5/27/99**
                                                             ---------------------------------------------------       TO
                                                            1999        1998       1997        1996        1995     9/30/99
                                                            ----        ----       ----        ----        ----   ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $8.51       $8.28      $8.16       $8.14       $7.94      $8.19
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................      0.39        0.41       0.41        0.42        0.43       0.11
Net realized and unrealized gain (loss)
  on investments ......................................     (0.59)       0.24       0.23        0.08        0.34      (0.39)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ......................     (0.20)       0.65       0.64        0.50        0.77      (0.28)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................     (0.39)      (0.41)     (0.41)      (0.42)      (0.43)     (0.11)
Distributions from net realized capital gain ..........     (0.11)      (0.01)     (0.11)      (0.06)      (0.14)         --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS ...................................     (0.50)      (0.42)     (0.52)      (0.48)      (0.57)     (0.11)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ........................     $7.81       $8.51      $8.28       $8.16       $8.14      $7.80
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN: .........................................     (2.44)%      8.08%      8.17%       6.32%      10.30%     (3.55)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..............   $51,543     $56,308    $56,199     $57,264     $61,988    $    --
Ratio of expenses to average net assets ...............      0.84%       0.88%      0.86%       0.82%       0.89%      1.71%+
Ratio of net income to average net assets .............      4.76%       4.86%      5.08%       5.15%       5.44%      4.00%+
Portfolio turnover rate ...............................      8.67%      15.72%     16.08%      10.08%       4.82%      8.67%++


                                                                                  CLASS D
                                                            ----------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                            ----------------------------------------------------
                                                            1999        1998       1997        1996        1995
                                                            ----        ----       ----        ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ....................     $8.50       $8.27      $8.16       $8.14       $7.94
                                                            ------     ------      ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................      0.32        0.33       0.34        0.35        0.35
Net realized and unrealized gain (loss)
  on investments ......................................     (0.59)       0.24       0.22        0.08        0.34
                                                            ------     ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS ......................     (0.27)       0.57       0.56        0.43        0.69
                                                            ------     ------      ------     ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................     (0.32)      (0.33)     (0.34)      (0.35)      (0.35)
Distributions from net realized capital gain ..........     (0.11)      (0.01)     (0.11)      (0.06)      (0.14)
                                                            ------     ------      ------     ------      ------
TOTAL DISTRIBUTIONS ...................................     (0.43)      (0.34)     (0.45)      (0.41)      (0.49)
                                                            ------     ------      ------     ------      ------
NET ASSET VALUE, END OF YEAR ..........................     $7.80       $8.50      $8.27       $8.16       $8.14
                                                            ======     ======      ======     ======      ======

TOTAL RETURN: .........................................     (3.33)%      7.11%      7.07%       5.37%       9.17%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ................      $908        $837       $509        $389        $465
Ratio of expenses to average net assets ...............      1.74%       1.78%      1.76%       1.72%       1.91%
Ratio of net income to average net assets .............      3.86%       3.96%      4.18%       4.25%       4.41%
Portfolio turnover rate ...............................      8.67%      15.72%     16.08%      10.08%       4.82%


-----------------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
MARYLAND SERIES

                                                                                  CLASS A                             CLASS C
                                                            ---------------------------------------------------      ----------
                                                                         YEAR ENDED SEPTEMBER 30,                     5/27/99**
                                                             ---------------------------------------------------         TO
                                                            1999        1998       1997        1996        1995       9/30/99
                                                            ----        ----       ----        ----        ----      ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $8.32       $8.14      $7.99       $7.96       $7.71      $8.13
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................      0.39        0.40       0.40        0.40        0.41       0.11
Net realized and unrealized gain (loss)
  on investments ......................................     (0.50)       0.23       0.19        0.06        0.38      (0.33)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ......................     (0.11)       0.63       0.59        0.46        0.79      (0.22)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................     (0.39)      (0.40)     (0.40)      (0.40)      (0.41)     (0.11)
Distributions from net realized capital gain ..........     (0.03)      (0.05)     (0.04)      (0.03)      (0.13)        --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS ...................................     (0.42)      (0.45)     (0.44)      (0.43)      (0.54)     (0.11)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ........................     $7.79       $8.32      $8.14       $7.99       $7.96      $7.80
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN: .........................................     (1.45)%      7.89%      7.64%       6.00%      10.90%     (2.83)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..............   $49,523     $54,891    $52,549     $54,041     $56,290        $75
Ratio of expenses to average net assets ...............      0.87%       0.89%      0.90%       0.84%       0.96%      1.75%+
Ratio of net income to average net assets .............      4.77%       4.82%      4.99%       5.05%       5.31%      4.04%+
Portfolio turnover rate ...............................      1.80%       7.59%     14.79%       5.56%       3.63%      1.80%++


                                                                                  CLASS D
                                                            ----------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                            ----------------------------------------------------
                                                            1999        1998       1997        1996        1995
                                                            ----        ----       ----        ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ....................     $8.33       $8.15      $7.99       $7.97       $7.72
                                                            ------     ------      ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................      0.31        0.32       0.33        0.33        0.33
Net realized and unrealized gain (loss)
  on investments ......................................     (0.50)       0.23       0.20        0.05        0.38
                                                            ------     ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS ......................     (0.19)       0.55       0.53        0.38        0.71
                                                            ------     ------      ------     ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................     (0.31)      (0.32)     (0.33)      (0.33)      (0.33)
Distributions from net realized capital gain ..........     (0.03)      (0.05)     (0.04)      (0.03)      (0.13)
                                                            ------     ------      ------     ------      ------
TOTAL DISTRIBUTIONS ...................................     (0.34)      (0.37)     (0.37)      (0.36)      (0.46)
                                                            ------     ------      ------     ------      ------
NET ASSET VALUE, END OF YEAR ..........................     $7.80       $8.33      $8.15       $7.99       $7.97
                                                            ======     ======      ======     ======      ======

TOTAL RETURN: .........................................     (2.00)%      6.91%      6.80%       4.91%       9.75%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ................    $2,775      $3,128     $2,063      $2,047        $630
Ratio of expenses to average net assets ...............      1.77%       1.80%      1.81%       1.72%       2.02%
Ratio of net income to average net assets .............      3.87%       3.91%      4.08%       4.14%       4.27%
Portfolio turnover rate ...............................      1.80%       7.59%     14.79%       5.56%       3.63%

-----------------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
MASSACHUSETTS SERIES

                                                                                  CLASS A                             CLASS C
                                                            ---------------------------------------------------      ----------
                                                                         YEAR ENDED SEPTEMBER 30,                     5/27/99**
                                                            ---------------------------------------------------          TO
                                                            1999        1998       1997        1996        1995       9/30/99
                                                            ----        ----       ----        ----        ----      ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                        $8.27       $7.99      $7.85       $7.91       $7.66      $7.96
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                        0.36        0.38       0.40        0.41        0.42       0.10
Net realized and unrealized gain (loss)
  on investments                                            (0.75)       0.37       0.22        0.05        0.28      (0.49)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS                            (0.39)       0.75       0.62        0.46        0.70      (0.39)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.36)      (0.38)     (0.40)      (0.41)      (0.42)     (0.10)
Distributions from net realized capital gain                (0.05)      (0.09)     (0.08)      (0.11)      (0.03)        --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS                                         (0.41)      (0.47)     (0.48)      (0.52)      (0.45)     (0.10)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD                              $7.47       $8.27      $7.99       $7.85       $7.91      $7.47
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                               (4.85)%      9.80%      8.11%       5.97%       9.58%     (5.02)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)                  $92,929    $109,328   $110,011    $109,872    $115,711       $228
Ratio of expenses to average net assets                      0.83%       0.80%      0.84%       0.80%       0.86%      1.73%+
Ratio of net income to average net assets                    4.56%       4.72%      5.06%       5.24%       5.51%      3.80%+
Portfolio turnover rate                                     23.88%      13.41%     29.26%      26.30%      16.68%     23.88%++


                                                                                  CLASS D
                                                            ----------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                            ----------------------------------------------------
                                                            1999        1998       1997        1996        1995
                                                            ----        ----       ----        ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR                          $8.26       $7.99      $7.84       $7.90       $7.66
                                                            ------     ------      ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                        0.29        0.31       0.33        0.34        0.34
Net realized and unrealized gain (loss)
  on investments                                            (0.74)       0.36       0.23        0.05        0.27
                                                            ------     ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS                            (0.45)       0.67       0.56        0.39        0.61
                                                            ------     ------      ------     ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.29)      (0.31)     (0.33)      (0.34)      (0.34)
Distributions from net realized capital gain                (0.05)      (0.09)     (0.08)      (0.11)      (0.03)
                                                            ------     ------      ------     ------      ------
TOTAL DISTRIBUTIONS                                         (0.34)      (0.40)     (0.41)      (0.45)      (0.37)
                                                            ------     ------      ------     ------      ------
NET ASSET VALUE, END OF YEAR                                $7.47       $8.26      $7.99       $7.84       $7.90
                                                            ======     ======      ======     ======      ======

TOTAL RETURN:                                               (5.61)%      8.68%      7.29%       5.01%       8.33%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted)                     $2,934      $1,468     $1,245      $1,405        $809
Ratio of expenses to average net assets                      1.73%       1.71%      1.74%       1.70%       1.95%
Ratio of net income to average net assets                    3.66%       3.81%      4.16%       4.32%       4.47%
Portfolio turnover rate                                     23.88%      13.41%     29.26%      26.30%      16.68%

-----------------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
MICHIGAN SERIES

                                                                                  CLASS A                            CLASS C
                                                            ---------------------------------------------------    ----------
                                                                         YEAR ENDED SEPTEMBER 30,                   5/27/99**
                                                            ---------------------------------------------------        TO
                                                            1999        1998       1997        1996        1995      9/30/99
                                                            ----        ----       ----        ----        ----     ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                        $8.83       $8.60      $8.46       $8.54       $8.28      $8.43
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                        0.40        0.41       0.43        0.45        0.46       0.11
Net realized and unrealized gain (loss)
  on investments                                            (0.63)       0.30       0.23        0.06        0.30      (0.40)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS                            (0.23)       0.71       0.66        0.51        0.76      (0.29)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.40)      (0.41)     (0.43)      (0.45)      (0.46)     (0.11)
Distributions from net realized capital gain                (0.16)      (0.07)     (0.09)      (0.14)      (0.04)        --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS                                         (0.56)      (0.48)     (0.52)      (0.59)      (0.50)     (0.11)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD                              $8.04       $8.83      $8.60       $8.46       $8.54      $8.03
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                               (2.77)%      8.63%      8.16%       6.16%       9.56%     (3.55)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)                 $125,560    $144,161   $143,370    $148,178    $151,589       $114
Ratio of expenses to average net assets                      0.82%       0.79%      0.81%       0.78%       0.87%       1.73%+
Ratio of net income to average net assets                    4.73%       4.78%      5.13%       5.29%       5.50%       3.96%+
Portfolio turnover rate                                      3.73%      23.60%     10.98%      19.62%      20.48%       3.73%++


                                                                                  CLASS D
                                                            ----------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                            ----------------------------------------------------
                                                            1999        1998       1997        1996        1995
                                                            ----        ----       ----        ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR                          $8.82       $8.59      $8.45       $8.54       $8.28
                                                            ------     ------      ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                        0.32        0.33       0.36        0.37        0.37
Net realized and unrealized gain (loss)
  on investments                                            (0.63)       0.30       0.23        0.05        0.30
                                                            ------     ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS                            (0.31)       0.63       0.59        0.42        0.67
                                                            ------     ------      ------     ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.32)      (0.33)     (0.36)      (0.37)      (0.37)
Distributions from net realized capital gain                (0.16)      (0.07)     (0.09)      (0.14)      (0.04)
                                                            ------     ------      ------     ------      ------
TOTAL DISTRIBUTIONS                                         (0.48)      (0.40)     (0.45)      (0.51)      (0.41)
                                                            ------     ------      ------     ------      ------
NET ASSET VALUE, END OF YEAR                                $8.03       $8.82      $8.59       $8.45       $8.54
                                                            ======     ======      ======     ======      ======

TOTAL RETURN:                                               (3.65)%      7.66%      7.19%       5.09%       8.36%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted)                     $2,074      $1,841     $1,845      $1,486      $1,172
Ratio of expenses to average net assets                      1.72%       1.70%      1.71%       1.68%       2.01%
Ratio of net income to average net assets                    3.83%       3.87%      4.23%       4.39%       4.40%
Portfolio turnover rate                                      3.73%      23.60%     10.98%      19.62%      20.48%

-----------------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
MINNESOTA SERIES

                                                                                  CLASS A                            CLASS C
                                                            ---------------------------------------------------    ----------
                                                                         YEAR ENDED SEPTEMBER 30,                   5/27/99**
                                                            ---------------------------------------------------        TO
                                                            1999        1998       1997        1996        1995      9/30/99
                                                            ----        ----       ----        ----        ----     ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                        $7.98       $7.79      $7.68       $7.82       $7.72      $7.72
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                        0.36        0.38       0.40        0.42        0.45       0.10
Net realized and unrealized gain (loss)
  on investments                                            (0.52)       0.20       0.11       (0.12)       0.11      (0.36)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS                            (0.16)       0.58       0.51        0.30        0.56      (0.26)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:

Dividends from net investment income                        (0.36)      (0.38)     (0.40)      (0.42)      (0.45)     (0.10)
Distributions from net realized capital gain                (0.10)      (0.01)        --       (0.02)      (0.01)        --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS                                         (0.46)      (0.39)     (0.40)      (0.44)      (0.46)     (0.10)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD                              $7.36       $7.98      $7.79       $7.68       $7.82      $7.36
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN:                                               (2.09)%      7.68%      6.85%       3.99%       7.61%     (3.47)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)                 $109,165    $121,374   $121,674    $126,173    $132,716      $  --
Ratio of expenses to average net assets                      0.84%       0.81%      0.85%       0.81%       0.87%      1.74%+
Ratio of net income to average net assets                    4.71%       4.87%      5.21%       5.47%       5.89%      3.94%+
Portfolio turnover rate                                      9.74%      21.86%      6.88%      26.89%       5.57%      9.74%++



                                                                                  CLASS D
                                                            ----------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                            ----------------------------------------------------
                                                            1999        1998       1997        1996        1995
                                                            ----        ----       ----        ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR                          $7.98       $7.79      $7.68       $7.82       $7.73
                                                            ------     ------      ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                        0.30        0.31       0.33        0.35        0.38
Net realized and unrealized gain (loss)
  on investments                                            (0.52)       0.20       0.11       (0.12)       0.10
                                                            ------     ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS                            (0.22)       0.51       0.44        0.23        0.48
                                                            ------     ------      ------     ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.30)      (0.31)     (0.33)      (0.35)      (0.38)
Distributions from net realized capital gain                (0.10)      (0.01)        --       (0.02)      (0.01)
                                                            ------     ------      ------     ------      ------
TOTAL DISTRIBUTIONS                                         (0.40)      (0.32)     (0.33)      (0.37)      (0.39)
                                                            ------     ------      ------     ------      ------
NET ASSET VALUE, END OF YEAR                                $7.36       $7.98      $7.79       $7.68       $7.82
                                                            ======     ======      ======     ======      ======

TOTAL RETURN:                                               (2.96)%      6.71%      5.89%       3.06%       6.45%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted)                     $1,856      $2,103     $1,799      $2,036      $2,237
Ratio of expenses to average net assets                      1.74%       1.72%      1.75%       1.71%       1.85%
Ratio of net income to average net assets                    3.81%       3.96%      4.31%       4.57%       4.92%
Portfolio turnover rate                                      9.74%      21.86%      6.88%      26.89%       5.57%

-----------------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
MISSOURI SERIES

                                                                                  CLASS A                            CLASS C
                                                            ---------------------------------------------------    ----------
                                                                         YEAR ENDED SEPTEMBER 30,                   5/27/99**
                                                            ---------------------------------------------------        TO
                                                            1999        1998       1997        1996        1995      9/30/99
                                                            ----        ----       ----        ----        ----     ---------
                                                            ----        ----       ----        ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $8.03       $7.82      $7.71       $7.70       $7.41      $7.68
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................      0.35        0.36       0.38        0.39        0.40       0.10
Net realized and unrealized gain (loss)
  on investments ......................................     (0.62)       0.28       0.19        0.08        0.36      (0.39)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ......................     (0.27)       0.64       0.57        0.47        0.76      (0.29)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................     (0.35)      (0.36)     (0.38)      (0.39)      (0.40)     (0.10)
Distributions from net realized capital gain ..........     (0.12)      (0.07)     (0.08)      (0.07)      (0.07)        --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS ...................................     (0.47)      (0.43)     (0.46)      (0.46)      (0.47)     (0.10)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ........................     $7.29       $8.03      $7.82       $7.71       $7.70      $7.29
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN: .........................................     (3.58)%      8.41%      7.70%       6.27%      10.67%     (3.95)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..............   $43,437     $49,949    $52,766     $49,941     $51,169        $21
Ratio of expenses to average net assets ...............      0.87%       0.89%      0.89%       0.86%       0.88%      1.74%+
Ratio of net income to average net assets .............      4.50%       4.59%      4.93%       5.03%       5.31%      3.75%+
Portfolio turnover rate ...............................     10.43%      21.26%      6.47%       8.04%       3.88%     10.43%++
Without management fee waiver:*
Net investment income per share .......................                                                    $0.39
Ratio of expenses to average net assets ...............                                                    0.93%
Ratio of net income to average net assets .............                                                    5.26%


                                                                                  CLASS D
                                                            ----------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                            ----------------------------------------------------
                                                            1999        1998       1997        1996        1995
                                                            ----        ----       ----        ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ....................     $8.03       $7.82      $7.72       $7.70       $7.41
                                                            ------     ------      ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................      0.28        0.29       0.31        0.32        0.32
Net realized and unrealized gain (loss)
  on investments ......................................     (0.62)       0.28       0.18        0.09        0.36
                                                            ------     ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS ......................     (0.34)       0.57       0.49        0.41        0.68
                                                            ------     ------      ------     ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................     (0.28)      (0.29)     (0.31)      (0.32)      (0.32)
Distributions from net realized capital gain ..........     (0.12)      (0.07)     (0.08)      (0.07)      (0.07)
                                                            ------     ------      ------     ------      ------
TOTAL DISTRIBUTIONS ...................................     (0.40)      (0.36)     (0.39)      (0.39)      (0.39)
                                                            ------     ------      ------     ------      ------
NET ASSET VALUE, END OF YEAR ..........................     $7.29       $8.03      $7.82       $7.72       $7.70
                                                            ======     ======      ======     ======      ======

TOTAL RETURN: .........................................     (4.46)%      7.45%      6.60%       5.46%       9.49%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ................      $617        $418       $474        $565        $515
Ratio of expenses to average net assets ...............      1.77%       1.79%      1.80%       1.76%       1.98%
Ratio of net income to average net assets .............      3.60%       3.69%      4.02%       4.13%       4.23%
Portfolio turnover rate ...............................     10.43%      21.26%      6.47%       8.04%       3.88%
Without management fee waiver:*
Ratio of expenses to average net assets ...............                                                     2.03%
Ratio of net income to average net assets .............                                                     4.18%

---------------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
NEW YORK SERIES

                                                                                  CLASS A                            CLASS C
                                                            ---------------------------------------------------    ----------
                                                                         YEAR ENDED SEPTEMBER 30,                   5/27/99**
                                                            ---------------------------------------------------        TO
                                                            1999        1998       1997        1996        1995      9/30/99
                                                            ----        ----       ----        ----        ----     ---------

PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $8.60       $8.28      $7.98       $7.86       $7.67      $8.14
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................      0.38        0.40       0.41        0.42        0.42       0.11
Net realized and unrealized gain (loss)
  on investments ......................................     (0.69)       0.40       0.32        0.12        0.36      (0.44)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ......................     (0.31)       0.80       0.73        0.54        0.78      (0.33)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................     (0.38)      (0.40)     (0.41)      (0.42)      (0.42)     (0.11)
Distributions from net realized capital gain ..........     (0.21)      (0.08)     (0.02)         --       (0.17)        --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS ...................................     (0.59)      (0.48)     (0.43)      (0.42)      (0.59)     (0.11)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ........................     $7.70       $8.60      $8.28       $7.98       $7.86      $7.70
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN: .........................................     (3.86)%     10.02%      9.45%       6.97%      10.93%     (4.22)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..............   $76,833    $84,822    $83,528     $82,719      $83,980       $189
Ratio of expenses to average net assets ...............      0.81%       0.81%      0.82%       0.77%       0.88%      1.69%+
Ratio of net income to average net assets .............      4.63%       4.74%      5.09%       5.24%       5.52%      3.96%+
Portfolio turnover rate ...............................     11.85%      39.85%     23.83%      25.88%      34.05%     11.85%++



                                                                                  CLASS D
                                                            ----------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                            ----------------------------------------------------
                                                            1999        1998       1997        1996        1995
                                                            ----        ----       ----        ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ....................     $8.60       $8.29      $7.98       $7.87       $7.67
                                                            ------     ------      ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income .................................      0.30        0.32       0.34        0.34        0.34
Net realized and unrealized gain (loss)
  on investments ......................................     (0.69)       0.39       0.33        0.11        0.37
                                                            ------     ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS ......................     (0.39)       0.71       0.67        0.45        0.71
                                                            ------     ------      ------     ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................     (0.30)      (0.32)     (0.34)      (0.34)      (0.34)
Distributions from net realized capital gain ..........     (0.21)      (0.08)     (0.02)         --       (0.17)
                                                            ------     ------      ------     ------      ------
TOTAL DISTRIBUTIONS ...................................     (0.51)      (0.40)     (0.36)      (0.34)      (0.51)
                                                            ------     ------      ------     ------      ------
NET ASSET VALUE, END OF YEAR ..........................     $7.70       $8.60      $8.29       $7.98       $7.87
                                                            ======     ======      ======     ======      ======

TOTAL RETURN: .........................................     (4.73)%      8.88%      8.60%       5.86%       9.87%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ................    $2,844      $2,182     $1,572      $1,152        $885
Ratio of expenses to average net assets ...............      1.71%       1.72%      1.73%       1.68%       1.96%
Ratio of net income to average net assets .............      3.73%       3.83%      4.18%       4.33%       4.42%
Portfolio turnover rate ...............................     11.85%      39.85%     23.83%      25.88%      34.05%

-----------------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
OHIO SERIES

                                                                                  CLASS A                            CLASS C
                                                            ---------------------------------------------------    ----------
                                                                         YEAR ENDED SEPTEMBER 30,                   5/27/99**
                                                            ---------------------------------------------------        TO
                                                            1999        1998       1997        1996        1995      9/30/99
                                                            ----        ----       ----        ----        ----     ---------

PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $8.37       $8.19      $8.09       $8.11       $7.90      $8.06
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................      0.38        0.40       0.42        0.43        0.44       0.11
Net realized and unrealized gain (loss)
  on investments ......................................     (0.60)       0.29       0.17        0.02        0.28      (0.38)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ......................     (0.22)       0.69       0.59        0.45        0.72      (0.27)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................     (0.38)      (0.40)     (0.42)      (0.43)      (0.44)     (0.11)
Distributions from net realized capital gain ..........     (0.13)      (0.11)     (0.07)      (0.04)      (0.07)        --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS ...................................     (0.51)      (0.51)     (0.49)      (0.47)      (0.51)     (0.11)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ........................     $7.64       $8.37      $8.19       $8.09       $8.11      $7.68
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN: .........................................     (2.68)%      8.77%      7.54%       5.68%       9.59%     (3.51)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..............  $135,034    $153,126   $154,419    $162,243    $170,191        $18
Ratio of expenses to average net assets ...............      0.81%       0.78%      0.81%       0.77%       0.84%      1.71%+
Ratio of net income to average net assets .............      4.78%       4.92%      5.19%       5.32%       5.56%      3.99%+
Portfolio turnover rate ...............................      6.07%      24.74%     11.76%      12.90%       2.96%      6.07%++

                                                                                  CLASS D
                                                            ----------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                            ----------------------------------------------------
                                                            1999        1998       1997        1996        1995
                                                            ----        ----       ----        ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ....................     $8.41       $8.23      $8.13       $8.15       $7.92
                                                            ------     ------      ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income .................................      0.31        0.33       0.35        0.36        0.36
Net realized and unrealized gain (loss)
  on investments ......................................     (0.60)       0.29       0.17        0.02        0.30
                                                            ------     ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS ......................     (0.29)       0.62       0.52        0.38        0.66
                                                            ------     ------      ------     ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................     (0.31)      (0.33)     (0.35)      (0.36)      (0.36)
Distributions from net realized capital gain ..........     (0.13)      (0.11)     (0.07)      (0.04)      (0.07)
                                                            ------     ------      ------     ------      ------
TOTAL DISTRIBUTIONS ...................................     (0.44)      (0.44)     (0.42)      (0.40)      (0.43)
                                                            ------     ------      ------     ------      ------
NET ASSET VALUE, END OF YEAR ..........................     $7.68       $8.41      $8.23       $8.13       $8.15
                                                            ======     ======      ======     ======      ======

TOTAL RETURN: .........................................     (3.52)%      7.78%      6.57%       4.74%       8.67%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ................    $1,327      $1,103     $1,160      $1,011        $660
Ratio of expenses to average net assets ...............      1.71%       1.69%      1.71%       1.67%       1.93%
Ratio of net income to average net assets .............      3.88%       4.01%      4.29%       4.42%       4.48%
Portfolio turnover rate ...............................      6.07%      24.74%     11.76%      12.90%       2.96%

-----------------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
OREGON SERIES

                                                                                  CLASS A                            CLASS C
                                                            ---------------------------------------------------    ----------
                                                                         YEAR ENDED SEPTEMBER 30,                   5/27/99**
                                                            ---------------------------------------------------        TO
                                                            1999        1998       1997        1996        1995      9/30/99
                                                            ----        ----       ----        ----        ----     ---------

PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $8.05       $7.87      $7.65       $7.66       $7.43      $7.83
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................      0.35        0.36       0.38        0.40        0.40       0.10
Net realized and unrealized gain (loss)
  on investments ......................................     (0.52)       0.28       0.26          --        0.25      (0.35)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ......................     (0.17)       0.64       0.64        0.40        0.65      (0.25)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................     (0.35)      (0.36)     (0.38)      (0.40)      (0.40)     (0.10)
Distributions from net realized capital gain ..........     (0.05)      (0.10)     (0.04)      (0.01)      (0.02)        --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS ...................................     (0.40)      (0.46)     (0.42)      (0.41)      (0.42)     (0.10)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ........................     $7.48       $8.05      $7.87       $7.65       $7.66      $7.48
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN: .........................................     (2.16)%      8.48%      8.60%       5.27%       9.05%     (3.32)%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, end of period (000s omitted) ..............   $54,473     $57,601    $55,239     $57,345     $59,549      $  --
Ratio of expenses to average net assets ...............      0.86%       0.88%      0.90%       0.86%       0.86%      1.73%+
Ratio of net income to average net assets .............      4.52%       4.60%      4.88%       5.18%       5.40%      3.77%+
Portfolio turnover rate ...............................     12.28%      12.62%     19.46%      28.65%       2.47%     12.28%++
Without management fee waiver:*
Ratio of expenses to average net assets ...............                                                     0.91%
Ratio of net income to average net assets .............                                                     5.35%


                                                                                  CLASS D
                                                            ----------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                            ----------------------------------------------------
                                                            1999        1998       1997        1996        1995
                                                            ----        ----       ----        ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ....................     $8.04       $7.87      $7.64       $7.65       $7.43
                                                            ------     ------      ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................      0.28        0.29       0.31        0.33        0.33
Net realized and unrealized gain (loss)
  on investments ......................................     (0.51)       0.27       0.27         .--        0.24
                                                            ------     ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS ......................     (0.23)       0.56       0.58        0.33        0.57
                                                            ------     ------      ------     ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................     (0.28)      (0.29)     (0.31)      (0.33)      (0.33)
Distributions from net realized capital gain ..........     (0.05)      (0.10)     (0.04)      (0.01)      (0.02)
                                                            ------     ------      ------     ------      ------
TOTAL DISTRIBUTIONS ...................................     (0.33)      (0.39)     (0.35)      (0.34)      (0.35)
                                                            ------     ------      ------     ------      ------
NET ASSET VALUE, END OF YEAR ..........................     $7.48       $8.04      $7.87       $7.64       $7.65
                                                            ======     ======      ======     ======      ======

TOTAL RETURN: .........................................     (2.92)%      7.37%      7.77%       4.33%       7.86%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ................    $2,231      $2,650     $1,678      $1,540      $1,495
Ratio of expenses to average net assets ...............      1.76%       1.79%      1.80%       1.76%       1.83%
Ratio of net income to average net assets .............      3.62%       3.69%      3.98%       4.28%       4.41%
Portfolio turnover rate ...............................     12.28%      12.62%     19.46%      28.65%       2.47%
Without management fee waiver:*
Ratio of expenses to average net assets ...............                                                     1.88%
Ratio of net income to average net assets .............                                                     4.36%

-----------------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
SOUTH CAROLINA SERIES

                                                                                  CLASS A                            CLASS C
                                                            ---------------------------------------------------    ----------
                                                                         YEAR ENDED SEPTEMBER 30,                   5/27/99**
                                                            ---------------------------------------------------        TO
                                                            1999        1998       1997        1996        1995      9/30/99
                                                            ----        ----       ----        ----        ----     ---------

PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $8.38       $8.16      $8.07       $7.97       $7.61      $8.08
                                                            ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................      0.38        0.39       0.40        0.41        0.41       0.11
Net realized and unrealized gain (loss)
  on investments ......................................     (0.64)       0.29       0.22        0.12        0.37      (0.42)
                                                            ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ......................     (0.26)       0.68       0.62        0.53        0.78      (0.31)
                                                            ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................     (0.38)      (0.39)     (0.40)      (0.41)      (0.41)     (0.11)
Distributions from net realized capital gain ..........     (0.07)      (0.07)     (0.13)      (0.02)      (0.01)        --
                                                            ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS ...................................     (0.45)      (0.46)     (0.53)      (0.43)      (0.42)     (0.11)
                                                            ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ........................     $7.67       $8.38      $8.16       $8.07       $7.97      $7.66
                                                            ======     ======      ======     ======      ======      ======

TOTAL RETURN: .........................................     (3.32)%      8.66%      7.99%       6.82%      10.69%     (4.01)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..............   $92,793    $106,328   $101,018    $108,163    $112,421       $335
Ratio of expenses to average net assets ...............      0.83%       0.80%      0.84%       0.80%       0.88%      1.72%+
Ratio of net income to average net assets .............      4.65%       4.74%      5.04%       5.15%       5.38%      3.96%+
Portfolio turnover rate ...............................     18.06%      16.63%        --       20.66%       4.13%     18.06%++



                                                                                  CLASS D
                                                            ----------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                            ----------------------------------------------------
                                                            1999        1998       1997        1996        1995
                                                            ----        ----       ----        ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ....................     $8.38       $8.16      $8.06       $7.97       $7.61
                                                            ------     ------      ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................      0.30        0.31       0.33        0.34        0.34
Net realized and unrealized gain (loss)
  on investments ......................................     (0.65)       0.29       0.23        0.11        0.37
                                                            ------     ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS ......................     (0.35)       0.60       0.56        0.45        0.71
                                                            ------     ------      ------     ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................     (0.30)      (0.31)     (0.33)      (0.34)      (0.34)
Distributions from net realized capital gain ..........     (0.07)      (0.07)     (0.13)      (0.02)      (0.01)
                                                            ------     ------      ------     ------      ------
TOTAL DISTRIBUTIONS ...................................     (0.37)      (0.38)     (0.46)      (0.36)      (0.35)
                                                            ------     ------      ------     ------      ------
NET ASSET VALUE, END OF YEAR ..........................     $7.66       $8.38      $8.16       $8.06       $7.97
                                                            ======     ======      ======     ======      ======

TOTAL RETURN: .........................................     (4.32)%      7.68%      7.15%       5.73%       9.63%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ................    $5,936      $5,594     $3,663      $2,714      $1,704
Ratio of expenses to average net assets ...............      1.73%       1.71%      1.75%       1.70%       1.85%
Ratio of net income to average net assets .............      3.75%       3.83%      4.13%       4.25%       4.40%
Portfolio turnover rate ...............................     18.06%      16.63%        --       20.66%       4.13%

--------------------
 * During the periods stated, the Manager, at its discretion, waived portions of its fees for the Georgia, Missouri and Oregon Series.
** Commencement of offering of Class C shares.
 + Annualized.
++ For the year ended September 30, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN MUNICIPAL FUND SERIES, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Municipal Fund Series, Inc. (comprising, respectively, the National, Colorado, Georgia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon, and South Carolina Series) as of September 30, 1999, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999 by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting the Seligman Municipal Fund Series, Inc. as of September 30, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP
New York, New York
November 5, 1999
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

--------------------------------------------------------------------------------

JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. &W. Seligman &Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

THOMAS G. MOLES
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services
(212) 682-7600      Outside the United States
(800) 622-4597      24-Hour Automated Telephone Access Service

--------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

--------------------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

  This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Municipal Fund Series, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.


                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                     [lOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017



TEA2  9/99                                             Printed on Recycled Paper

                                                                File No. 2-86008
                                                                        811-3828

PART C.  OTHER INFORMATION

Item 23.   Exhibits.

     All Exhibits have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which are filed herewith.


(a) Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)


(a)(1) Amended and Restated Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(b) Amended and Restated By-Laws of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(c)         Copy of Specimen certificate of Capital Stock for Class D Shares.
            (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on January 27, 1998.)

(d) Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e) Addendum to Sales/Bank Agreement. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(1) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(2) Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e)(3) Sales Agreement between Dealers and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(f)         Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated.
            (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(f)(1) Deferred Compensation Plan for Directors of Seligman Municipal Fund Series, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed on January 29, 1999.)

(g) Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(h)         Not applicable.


(i)         Opinion and Consent of Counsel in respect of Class C shares.
            (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(i)(1) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(j)         *Consent of Independent Auditors.

(j)(1)      *Consent of Colorado Counsel.

(j)(2)      *Consent of Georgia Counsel.

(j)(3)      *Opinion and Consent of Louisiana Counsel.

(j)(4)      *Consent of Maryland Counsel.

(j)(5)      *Consent of Massachusetts Counsel.

(j)(6)      *Consent of Michigan Counsel.

(j)(7)      *Opinion and Consent of Minnesota Counsel.

(j)(8)      *Consent of Missouri Counsel.

(j)(9)      *Opinion and Consent of New York Counsel.

(j)(10)     *Consent of Ohio Counsel.

(j)(11)     *Opinion and Consent of Oregon Counsel.

(j)(12)     *Consent of South Carolina Counsel.


(k)         Not applicable.


(l)         Form of Purchase Agreement for Initial Capital for Class C shares.
            (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)


(l)(1) Purchase Agreement for Initial Capital for Class D shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)


(m) Amended Administration, Shareholder Services and Distribution Plan of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)


(m)(1) Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)


(n) Rule 18f-3 Plan. Plan of Multiple Classes of Shares (three Classes) pursuant to Rule 18f-3 Plan under the Investment Company Act of 1940. (Incorporated by reference to Registrant's Post Effective Amendment No. 35 filed on May 8, 1999.)

(p)         *Code of Ethics.


(Other Exhibits)  Powers of Attorney. (Incorporated by reference to Registrant's
                  Post-Effective Amendment No. 31 filed on January 27, 1998.)

Item 24.   Persons Controlled by or Under Common Control with Registrant.  None.

Item 25. Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-Laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 30 to the Registration Statement.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation (Seligman), is the Registrant's investment manager. Seligman also serves as investment manager to nineteen associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman New Technologies Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

           Seligman has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Seligman pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-15798) on March 31, 1999.


Item 27.  Principal Underwriters.

           (a) The names of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser are:


           Seligman Capital Fund, Inc.
           Seligman Cash Management Fund, Inc.
           Seligman Common Stock Fund, Inc.
           Seligman Communications and Information Fund, Inc.
           Seligman Frontier Fund, Inc.
           Seligman Growth Fund, Inc.
           Seligman Global Fund Series, Inc.
           Seligman High Income Fund, Inc.
           Seligman Income Fund, Inc.
           Seligman Municipal Series Trust
           Seligman New Jersey Municipal Fund, Inc.
           Seligman Pennsylvania Municipal Fund Series
           Seligman Portfolios, Inc.
           Seligman Time Horizon/Harvester Series, Inc.
           Seligman Value Fund Series, Inc.

           (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20.


                             Seligman Advisors, Inc.
                             As of December 31,1999

        (1)                               (2)                                  (3)
Name and Principal                Positions and Offices                Positions and Offices
 Business Address                 with Underwriter                     with Registrant
 ----------------                 ----------------                     ---------------
William C. Morris*                Director                             Chairman of the Board and
                                                                       Chief Executive Officer

Brian T. Zino*                    Director                             President and Director

Ronald T. Schroeder*              Director                             None

Fred E. Brown*                    Director                             Director Emeritus

William H. Hazen*                 Director                             None

Thomas G. Moles*                  Director                             None

David F. Stein*                   Director                             None

Stephen J. Hodgdon*               President and Director               None

Charles W. Kadlec*                Chief Investment Strategist          None

Lawrence P. Vogel*                Senior Vice President, Finance       Vice President

Edward F. Lynch*                  Senior Vice President, National      None
                                  Sales Director

James R. Besher                   Senior Vice President, Division      None
14000 Margaux Lane                Sales Director
Town & Country, MO  63017

Gerald I. Cetrulo, III            Senior Vice President, Sales         None
140 West Parkway
Pompton Plains, NJ  07444

Matthew A. Digan*                 Senior Vice President, Domestic      None
                                  Funds

Jonathan G. Evans                 Senior Vice President, Sales         None
222 Fairmont Way
Ft. Lauderdale, FL  33326

T. Wayne Knowles                  Senior Vice President, Division      None
104 Morninghills Court            Sales Director
Cary, NC  27511

Joseph Lam                        Senior Vice President, Regional      None
Seligman International Inc.       Director, Asia
Suite 1133, Central Building
One Pedder Street
Central Hong Kong

Bradley W. Larson                 Senior Vice President, Sales         None
367 Bryan Drive
Alamo, CA  94526

Michelle L. McCann-Rappa*         Senior Vice President, Retirement    None
                                  Plans

Scott H. Novak*                   Senior Vice President, Insurance     None

Jeff Rold                         Senior Vice President, Product       None
181 East 73rd Street, Apt 20B     Business Management
New York, New York  10021


                             Seligman Advisors, Inc.
                             As of December 31, 1999

        (1)                                         (2)                                  (3)
Name and Principal                            Positions and Offices                Positions and Offices
 Business Address                             with Underwriter                     with Registrant
 ----------------                             ----------------                     ---------------
Richard M. Potocki                            Senior Vice President, Regional             None
Seligman International UK Limited             Director, Europe and the Middle East
Berkeley Square House 2nd Floor
Berkeley Square
London, United Kingdom W1X 6EA

Bruce M. Tuckey                               Senior Vice President, Sales                None
41644 Chathman Drive
Novi, MI  48375

Andrew S. Veasey                              Senior Vice President, Sales                None
14 Woodside Drive
Rumson, NJ  07760

Charles L. von Breitenbach, II*               Senior Vice President, Managed              None
                                              Money

J. Brereton Young*                            Senior Vice President, Director             None
                                              of Sales Development

Jeffrey S. Dean*                              Vice President, Business Analysis           None

Mason S. Flinn                                Vice President, Regional Retirement         None
2130 Fillmore Street                          Plans Manager
BMB 280
San Francisco, CA  94115-2224

Marsha E. Jacoby*                             Vice President, Offshore Business           None
                                              Manager

Jody Knapp                                    Vice President, Regional Retirement         None
17011 East Monterey Drive                     Plans Manager
Fountain Hills, AZ  85268

David W. Mountford                            Vice President, Regional Retirement         None
7131 NW 46th Street                           Plans Manager
Lauderhill, FL  33319

Ronald W. Pond*                               Vice President, Portfolio Advisor           None

Jeffery C. Pleet*                             Vice President, Regional Retirement         None
                                              Plans Manager

Tracy A. Salomon*                             Vice President, Retirement Marketing        None

Helen Simon*                                  Vice President, Sales Administration        None

Gary A. Terpening*                            Vice President, Director of Business        None
                                              Development

Charles E. Wenzel                             Vice President, Regional Retirement         None
117 Carpetners Row                            Plans Manager
Mount Chanin, DE  19710

Daniel Chambers                               Regional Vice President                     None
4618 Lorraine Avenue
Dallas, TX  75209

                             Seligman Advisors, Inc.
                             As of December 31, 1999

        (1)                               (2)                                  (3)
Name and Principal                Positions and Offices                Positions and Offices
 Business Address                 with Underwriter                     with Registrant
 ----------------                 ----------------                     ---------------
Richard B. Callaghan              Regional Vice President              None
7821 Dakota Lane
Orland Park, IL  60462

Kevin Casey                       Regional Vice President              None
19 Bayview Avenue
Babylon, NY  11702

Bradford C. Davis                 Regional Vice President              None
241 110th Avenue SE
Bellevue, WA  98004

Cathy Des Jardins                 Regional Vice President              None
PMB 152
1705 14th Street
Boulder, CO  80302

Kenneth Dougherty                 Regional Vice President              None
8640 Finlarig Drive
Dublin, OH  43017

Kelli A. Wirth Dumser             Regional Vice President              None
7121 Jardiniere Court
Charlotte, NC  28226

Edward S. Finocchiaro             Regional Vice President              None
120 Screenhouse Lane
Duxbury, MA  02332

Michael C. Forgea                 Regional Vice President              None
32 W. Anapamu Street # 186
Santa Barbara, CA  93101

Carla A. Goehring                 Regional Vice President              None
11426 Long Pine
Houston, TX  77077

Michael K. Lewallen               Regional Vice President              None
908 Tulip Poplar Lane
Birmingham, AL  35244

Judith L. Lyon                    Regional Vice President              None
7105 Harbour Landing
Alpharetta, GA  30005

Leslie A. Mudd                    Regional Vice President              None
5243 East Calle Redonda
Phoenix, AZ  85018

Tim O'Connell                     Regional Vice President              None
11908 Acacia Glen Court
San Diego, CA  92128

George M. Palmer, Jr.             Regional Vice President              None
1805 Richardson Place
Tampa, FL  33606

Thomas Parnell                    Regional Vice President              None
1575 Edgecomb Road
St. Paul, MN  55116

                             Seligman Advisors, Inc.
                             As of December 31, 1999

        (1)                               (2)                                  (3)
Name and Principal                Positions and Offices                Positions and Offices
 Business Address                 with Underwriter                     with Registrant
 ----------------                 ----------------                     ---------------
Craig Prichard                    Regional Vice President              None
9207 Cross Oaks Court
Fairfax Station, VA  22039

Nicholas Roberts                  Regional Vice President              None
200 Broad Street, Apt. 2225
Stamford, CT  06901

Diane H. Snowden                  Regional Vice President              None
11 Thackery Lane
Cherry Hill, NJ  08003

James Taylor                      Regional Vice President              None
290 Bellington Lane
Creve Coeur, MO  63141

Steve Wilson                      Regional Vice President              None
83 Kaydeross Park Road
Saratoga Springs, NY  12866

Frank J. Nasta*                   Secretary                            Secretary

Aurelia Lacsamana*                Treasurer                            None

Gail S. Cushing*                  Assistant Vice President, National   None
                                  Accounts Manager

Sandra G. Floris*                 Assistant Vice President, Order Desk None

Keith Landry*                     Assistant Vice President, Order Desk None

Albert A. Pisano*                 Assistant Vice President and         None
                                  Compliance Officer

Joyce Peress*                     Assistant Secretary                  Assistant Secretary


* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

     (c) Not Applicable.

Item 28.   Location of Accounts and Records.

           Custodian:  Investors Fiduciary Trust Company
                       801 Pennsylvania
                       Kansas City, MO  64105
                       and
                       Seligman Municipal Fund Series, Inc.
                       100 Park Avenue
                       New York, NY  10017

Item 29.   Management Services.  Not Applicable.

Item 30. Undertakings. The Registrant undertakes: (1) if requested to do so by the holders of at least 10% of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended and (2) to furnish to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 36 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 36 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 27th day of January, 2000.


                                         SELIGMAN MUNICIPAL FUND SERIES, INC.



                                         By: /s/ William C. Morris
                                             -----------------------------------
                                                 William C. Morris, Chairman


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 36 has been signed below by the following persons in the capacities indicated on January 27, 2000.


Signature                                    Title



/s/ William C. Morris                        Chairman of the Board (Principal
----------------------------------------     Executive Officer) and Director
William C. Morris



/s/Brian T. Zino                             President and Director
----------------------------------------
Brian T. Zino



/s/ Thomas G. Rose                           Treasurer (Principal Financial and
----------------------------------------     Accounting Officer)
Thomas G. Rose


John R. Galvin, Director              )
Alice S. Ilchman, Director            )
Frank A. McPherson, Director          )
John E. Merow, Director               )      /s/ Brian T. Zino
                                             -----------------
Betsy S. Michel, Director             )      Brian T. Zino, Attorney-in-Fact
James C. Pitney, Director             )
James Q. Riordan, Director            )
Richard R. Schmaltz, Director         )
Robert L. Shafer, Director            )
James N. Whitson, Director            )

                      SELIGMAN MUNICIPAL FUND SERIES, INC.
                     Post-Effective Amendment No. 36 to the
                       Registration Statement on Form N-1A

                                  EXHIBIT INDEX


Form N-1A Item No.             Description
------------------             -----------

Item 23(j)                     Consent of Independent Auditors

Item 23(j)(1)                  Consent of Colorado Counsel

Item 23(j)(2)                  Consent of Georgia Counsel

Item 23(j)(3)                  Opinion and Consent of Louisiana Counsel

Item 23(j)(4)                  Consent of Maryland Counsel

Item 23(j)(5)                  Consent of Massachusetts Counsel

Item 23(j)(6)                  Consent of Michigan Counsel

Item 23(j)(7)                  Opinion and Consent of Minnesota Counsel

Item 23(j)(8)                  Consent of Missouri Counsel

Item 23(j)(9)                  Opinion and Consent of New York Counsel

Item 23(j)(10)                 Consent of Ohio Counsel

Item 23(j)(11)                 Opinion and Consent of Oregon Counsel

Item 23(j)(12)                 Consent of South Carolina Counsel

Item 23(p)                     Code of Ethics